                    Statement of Additional Information For
             Flexible Premium Variable Deferred Annuity Contracts

                                Form P1154 4/00

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
                 Genworth Life & Annuity VA Separate Account 1
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: (800) 352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2020, for the Flexible Premium Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Flexible Premium Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:      (800) 352-9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative

The date of this Statement of Additional Information is May 1, 2020.

TABLE OF CONTENTS

The Company..................................................................................................... B-3

The Separate Account............................................................................................ B-3

Additional Information About the Guarantee Account.............................................................. B-4

The Contracts................................................................................................... B-4
   Transfer of Annuity Units.................................................................................... B-4
   Net Investment Factor........................................................................................ B-4

Termination of Participation Agreements......................................................................... B-4

Calculation of Performance Data................................................................................. B-5
   Subaccounts Investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the
     BNY Mellon Variable Investment Fund -- Government Money Market Portfolio................................... B-5
   Other Subaccounts............................................................................................ B-7
   Other Performance Data....................................................................................... B-7

Tax Matters..................................................................................................... B-8
   Taxation of Genworth Life and Annuity Insurance Company...................................................... B-8
   IRS Required Distributions................................................................................... B-8

General Provisions.............................................................................................. B-8
   Using the Contracts as Collateral............................................................................ B-8
   The Beneficiary.............................................................................................. B-8
   Non-Participating............................................................................................ B-9
   Misstatement of Age or Gender................................................................................ B-9
   Incontestability............................................................................................. B-9
   Statement of Values.......................................................................................... B-9
   Trust as Owner or Beneficiary................................................................................ B-9
   Written Notice............................................................................................... B-9

Legal Developments Regarding Employment-Related Benefit Plans................................................... B-9

Regulation of Genworth Life and Annuity Insurance Company....................................................... B-9

Experts......................................................................................................... B-9

Financial Statements............................................................................................ B-9

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC. We are an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"), a financial services company dedicated to helping meet the homeownership and long-term care needs of our customers.

On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("Parent"), a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and a direct, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into Genworth with Genworth surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance (the "Merger"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately $2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The closing of the transaction remains subject to other closing conditions and regulatory re-approvals.

We have a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

Our principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contract owners who want to accumulate taxdeferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, we suspended sales of traditional life insurance and fixed annuity products. We continue, however, to service our existing retained and reinsured blocks of business.

We also have other products that have not been actively sold since 2011, but we continue to service our existing blocks of business. Those products include variable annuities, including group variable annuities offered through retirement plans, variable life insurance and funding agreements. Most of our variable annuities include guaranteed minimum death benefits. Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits.

We do business in the District of Columbia, Bermuda, and all states, except New York.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is indirectly owned by Genworth.

The Separate Account

In accordance with the board resolution establishing the Separate Account, such Separate Account will be divided into Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

Additional Information About the Guarantee Account

The initial interest rate guarantee period for any allocation you make to the Guarantee Account will be one year or longer. Subsequent interest rate guarantee periods will each be at least one year. We may credit additional rates of interest for specified periods from time to time.

The Contracts

Transfer of Annuity Units

At your request, Annuity Units may be transferred three times per calendar year from the Subaccounts in which they are currently held (subject to certain restrictions described in the contract and specific rider options).

The number of Annuity Units to be transferred is (a) times (b) divided by (c) where:

   (a) is the number of Annuity Units in the current Subaccount desired to be transferred;

   (b) is the Annuity Unit Value for the Subaccount in which the Annuity Units are currently held; and

   (c) is the Annuity Unit Value for the Subaccount to which the transfer is made.

If the number of Annuity Units remaining in a Subaccount after the transfer is less than 1, we will transfer the remaining Annuity Units in addition to the amounts requested. We will not transfer Annuity Units into any Subaccounts unless the number of Annuity Units of that Subaccount after the transfer is at least 1. The amount of the income payment as of the date of the transfer will not be affected by the transfer (however, subsequent variable income payments will reflect the investment experience of the selected Subaccounts).

Net Investment Factor

The net investment factor measures investment performance of the Subaccounts during a Valuation Period. Each Subaccount has its own net investment factor. The net investment factor of a Subaccount available under a contract for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the net assets of that Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against that Subaccount for taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Subaccount); and

   (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge.

We will value assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

Termination of Participation Agreements

The participation agreements pursuant to which the Portfolios sell their shares to the Separate Account contain varying provisions regarding termination. The following summarizes those provisions:

AB Variable Products Series Fund, Inc. This agreement may be terminated by the parties upon six months' advance written notice.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds). This agreement may be terminated by the parties upon six months' advance written notice.

American Century Variable Portfolios, Inc. This agreement may be terminated by either party upon 180 days' prior written notice to the other party.

American Century Variable Portfolios II, Inc. This agreement may be terminated by the parties upon 180 days' advance written notice to the other parties, unless a shorter time is agreed upon by the parties.

BlackRock Variable Series Funds, Inc. This agreement may be terminated by the parties upon 60 days' advance written notice.

BNY Mellon (formerly, Dreyfus). This agreement may be terminated by the parties upon six months' advance written notice.

Columbia Funds Variable Series Trust II. This agreement may be terminated by the parties upon 60 days' advance written notice.

Deutsche DWS Variable Series II. The agreement may be terminated by the parties upon three months' advance written notice.

Eaton Vance Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

Federated Hermes Insurance Series (formerly, Federated Insurance Series). This agreement may be terminated by the parties upon 180 days' advance written notice.

Fidelity Variable Insurance Products Fund. These agreements provide for termination upon 90 days' advance notice by either party.

Franklin Templeton Variable Insurance Trust. This agreement may be terminated by the parties upon 60 days' advance written notice.

Goldman Sachs Variable Insurance Trust. This agreement may be terminated at the option of any party upon six months' written notice to the other parties.

Janus Aspen Series. This agreement may be terminated by the parties upon six months' advance written notice.

JPMorgan Insurance Trust. This agreement may be terminated by the parties upon 180 days' notice unless a shorter time is agreed to by the parties.

Legg Mason Partners Variable Equity Trust. The agreement may be terminated at the option of any party upon one year advance written notice.

MFS(R) Variable Insurance Trust and MFS(R) Variable Insurance Trust II. This agreement may be terminated by the parties upon six months' advance written notice.

PIMCO Variable Insurance Trust. This agreement may be terminated by the parties upon six months' advance written notice, unless a shorter time is agreed to by the parties.

Rydex Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

The Prudential Series Fund. This agreement may be terminated by the parties upon 60 days' advance written notice.

State Street Variable Insurance Series Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

Wells Fargo Variable Trust. This agreement may be terminated by the parties upon six months' advance written notice.

Calculation of Performance Data

From time to time, we may disclose total return, yield, and other performance data for the Subaccounts pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and FINRA.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of purchase payments and are generally based on the rules of the state in which you reside.

Subaccounts Investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio

From time to time, advertisements and sales literature may quote the yield of the Subaccounts investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a contract having a balance of one unit in the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the Portfolio attributable to an initial investment of $10,000; and
2) charges and deductions imposed under the contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the $30 annual contract charge, the mortality and expense risk charge that applies when each Annuitant is older than age 70 at issue (deducted daily at an effective annual rate of 1.55% of the hypothetical investment in the Separate Account), and the administrative expense charge (deducted daily at an effective annual rate of 0.15% of assets in the Separate Account). We also quote the yield of the Subaccounts investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund and the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio in the same manner as described above except the mortality and expense risk charge that applies when each Annuitant is age 70 or younger at issue at an annual effective rate of 1.35% of the hypothetical investment in the Separate Account. We assume for the purposes of the yield calculation that this charge will be waived. Current Yield will be calculated according to the following formula:

Current Yield = ((NCP - ES)/UV) X (365/7)

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value on the first day of the seven-day period.

We may also quote the effective yield of the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio determined on a compounded basis for the same seven-day period. The effective yield is calculated by compounding the base period return according to the following formula:

Effective Yield = (1 + ((NCP - ES)/UV))/365/7/ - 1

where:

NCP  =   the net change in the value of the investment Portfolio
         (exclusive of realized gains and losses on the sale of
         securities and unrealized appreciation and depreciation
         and income other than investment income) for the
         seven-day period attributable to a hypothetical account
         having a balance of one unit.
ES   =   per unit expenses of the hypothetical account for the
         seven-day period.
UV   =   the unit value for the first day of the seven-day period.

The yield on amounts held in the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the Subaccount investing in the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Goldman Sachs Variable Insurance Trust -- Government Money Market Fund's or the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or BNY Mellon Variable Investment Fund -- Government Money Market Portfolio, the types and quality of portfolio securities held by that Portfolio, and that Portfolio's operating expenses. Because of the charges and deductions imposed under the contract, the yield for the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio will be lower than the yield for the Subaccount investing in the Goldman Sachs Variable Insurance Trust -- Government Money Market Fund or the BNY Mellon Variable Investment Fund -- Government Money Market Portfolio.

Yield calculations do not take into account the surrender charges imposed under the contract or the charges for any optional riders.

Goldman Sachs Variable Insurance Trust -- Government Money Market Fund (For Annuitants older than age 70 when the contract is issued)

            Current Yield:    -0.61% as of December 31, 2019
            Effective Yield:  -0.61% as of December 31, 2019

Goldman Sachs Variable Insurance Trust -- Government Money Market Fund (For Annuitants 70 and younger when the contract is issued)

            Current Yield:    -0.41% as of December 31, 2019
            Effective Yield:  -0.41% as of December 31, 2019

BNY Mellon Variable Investment Fund -- Government Money Market Portfolio (For Annuitants older than age 70 when the contract is issued)

            Current Yield:    -0.71% as of December 31, 2019
            Effective Yield:  -0.71% as of December 31, 2019

BNY Mellon Variable Investment Fund -- Government Money Market Portfolio (For Annuitants 70 and younger when the contract is issued)

            Current Yield:    -0.51% as of December 31, 2019
            Effective Yield:  -0.51% as of December 31, 2019

Past Performance is not a Guarantee or Projection of Future Results.

Other Subaccounts

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccounts for various periods of time including 1 year, 5 years and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the underlying Portfolios, adjusted for the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values and deductions for the annual contract charge and the surrender charge as described below:

   (1) We calculate the unit value for each Valuation Period based on the performance of the Subaccount's underlying investment Portfolio (after deductions for Portfolio expenses, the administrative expense charge, and the mortality and expense risk charge that applies when either Annuitant is older than age 70 at issue).

   (2) The annual contract charge is $30 deducted at the beginning of each contract year after the first. For purposes of calculating average annual total return, we assume that the annual contract charge is equivalent to 0.30% of Contract Value. This charge is waived if the Contract Value is more than $40,000 at the time the charge is due.

   (3) The surrender charge will be determined by assuming a surrender of the contract at the end of the period. Average annual total return for periods of six years or less will therefore reflect the deduction of a surrender charge.

   (4) Standardized total return considers the charges for all optional death benefit riders.

   (5) Standardized total return does not reflect the deduction of any premium taxes.

   (6) Standardized total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the
         period.
ERV  =   the ending redeemable value (reflecting
         deductions as described above) of the
         hypothetical investment at the end of the
         period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

The Portfolios have provided the price information used to calculate the historical performance of the Subaccounts. We have no reason to doubt the accuracy of the figures provided by the Portfolios. We have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standardized format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P)-1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Sales literature may also quote cumulative and/or average annual total return that does not reflect the surrender charge. This is calculated in exactly the same way as average annual total return, except that the ending redeemable value of the hypothetical investment is replaced with an ending value for the period that does not take into account any charges on withdrawn amounts. If such charges were included, the performance numbers would be lower.

Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. See the "Tax Matters" section of the prospectus. Based upon these expectations, no charge is being made currently to the Separate Account for federal income taxes. We will periodically review the question of a charge to the Separate Account for federal income taxes related to the Separate Account. Such a charge may be made in future years if we believe that we may incur federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Separate Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

   (b) if any owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that owner's death; or

      (2) as income payments which will begin within one year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an owner for purposes of these rules.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignment. Assigning a contract as collateral may have adverse tax consequences. See the "Tax Matters" provision of the prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Non-Participating

The contract is non-participating. No dividends are payable.

Misstatement of Age or Gender

If the Annuitant's age or gender, if applicable, was misstated on the contract data page, any contract benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

Incontestability

We will not contest the contract.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the owner at the last known address on file with us.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain Optional Payment Plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life and Annuity Insurance Company

Besides federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia, Bermuda, and all states, except New York.

Experts

The statutory financial statements of Genworth Life and Annuity Insurance Company as of December 31, 2019 and 2018, and for each of the years in the three-year period ended December 31, 2019, and the financial statements of the Genworth Life & Annuity VA Separate Account 1 (comprised of the subaccounts listed in the appendix of our report) as of December 31, 2019 and for the each of the years listed in the appendix of the report, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The KPMG LLP report dated April 21, 2020 of Genworth Life and Annuity Insurance Company includes explanatory language that states that the financial statements are prepared by Genworth Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The financial statements are presented fairly, in all material respects, in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance.

The business address for KPMG LLP is 1021 East Cary Street, Suite 2000, Richmond, Virginia 23219.

Financial Statements

The Statement of Additional Information contains the financial statements of the Company and the financial statements of the Separate Account. You should distinguish the financial statements of the Company from the financial statements of the Separate Account. Please consider the financial statements of the Company only as bearing on our ability to meet our obligations under the contracts. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                             Financial Statements

                         Year ended December 31, 2019

    (With Report of Independent Registered Public Accounting Firm Thereon)

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               Table of Contents

                         Year ended December 31, 2019

                                                                            Page
                                                                            -----
Report of Independent Registered public Accounting Firm....................   F-1

Statements of Assets and Liabilities.......................................   F-6

Statements of Operations...................................................  F-18

Statements of Changes in Net Assets........................................  F-30

Notes to Financials Statements.............................................  F-63

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Genworth Life and Annuity Insurance Company and Contract Owners of
Genworth Life & Annuity VA Separate Account 1:

Opinion on the Financial Statements

   We have audited the accompanying statements of assets and liabilities of the subaccounts listed in the Appendix that comprise the Genworth Life & Annuity VA Separate Account 1 (the Separate Account) as of December 31, 2019, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 6 for each of the years or periods presented in the five year period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights in Note 6 for each of the years or periods presented in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

   These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Account's auditor since 1996.

Richmond, Virginia
April 22, 2020

                                   Appendix

   Statement of assets and liabilities as of December 31, 2019, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

AB Variable Products Series Fund, Inc.
   AB Balanced Wealth Strategy Portfolio -- Class B
   AB Global Thematic Growth Portfolio -- Class B
   AB Growth and Income Portfolio -- Class B
   AB International Value Portfolio -- Class B
   AB Large Cap Growth Portfolio -- Class B
   AB Small Cap Growth Portfolio -- Class B
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
   Invesco Oppenheimer V.I. Capital Appreciation Fund -- Series I Shares (1) Invesco Oppenheimer V.I. Capital Appreciation Fund -- Series II Shares (1) Invesco Oppenheimer V.I. Conservative Balanced Fund -- Series I Shares (1) Invesco Oppenheimer V.I. Conservative Balanced Fund -- Series II Shares (1) Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund -- Series I Shares (1) Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund -- Series II
     Shares (1)
   Invesco Oppenheimer V.I. Global Fund -- Series II Shares (1)
   Invesco Oppenheimer V.I. Global Strategic Income Fund -- Series I Shares (1) Invesco Oppenheimer V.I. Main Street Fund(R) -- Series II Shares (1)
   Invesco Oppenheimer V.I. Main Street Small Cap Fund(R) -- Series II
     Shares (1)
   Invesco Oppenheimer V.I. Total Return Bond Fund -- Series I Shares (1) Invesco V.I. American Franchise Fund -- Series I shares
   Invesco V.I. American Franchise Fund -- Series II shares
   Invesco V.I. Comstock Fund -- Series II shares
   Invesco V.I. Core Equity Fund -- Series I shares
   Invesco V.I. Equity and Income Fund -- Series II shares
   Invesco V.I. Global Real Estate Fund -- Series II shares
   Invesco V.I. Government Securities Fund -- Series I shares
   Invesco V.I. International Growth Fund -- Series II shares
   Invesco V.I. Managed Volatility Fund -- Series I shares
   Invesco V.I. Mid Cap Growth Fund -- Series I shares
   Invesco V.I. Technology Fund -- Series I shares
   Invesco V.I. Value Opportunities Fund -- Series II shares
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II
American Century Variable Portfolios, Inc.
   VP Income & Growth Fund -- Class I
   VP International Fund -- Class I
   VP Ultra(R) Fund -- Class I
   VP Value Fund -- Class I
BNY Mellon
   BNY Mellon Investment Portfolios -- MidCap Stock Portfolio -- Initial
     Shares (1)
   BNY Mellon Sustainable U.S. Equity Portfolio, Inc. -- Initial Shares (1)
   BNY Mellon Variable Investment Fund -- Government Money Market Portfolio (1) BlackRock Variable Series Funds, Inc.
   BlackRock Advantage U.S. Total Market V.I. Fund -- Class III Shares
   BlackRock Basic Value V.I. Fund -- Class III Shares
   BlackRock Global Allocation V.I. Fund -- Class III Shares
   BlackRock Large Cap Focus Growth V.I. Fund -- Class III Shares
Columbia Funds Variable Series Trust II
   CTIVP/SM/ -- Loomis Sayles Growth Fund -- Class 1
   Columbia Variable Portfolio -- Overseas Core Fund -- Class 2

Deutsche DWS Variable Series I
   DWS Capital Growth VIP -- Class B Shares
Deutsche DWS Variable Series II
   DWS CROCI(R) U.S. VIP -- Class B Shares
   DWS Small Mid Cap Value VIP -- Class B Shares
Eaton Vance Variable Trust
   VT Floating -- Rate Income Fund
Federated Insurance Series
   Federated High Income Bond Fund II -- Primary Shares Federated High Income Bond Fund II -- Service Shares Federated Kaufmann Fund II -- Service Shares
   Federated Managed Volatility Fund II -- Primary Shares Fidelity(R) Variable Insurance Products Fund
   VIP Asset Manager/SM/ Portfolio -- Initial Class
   VIP Asset Manager/SM/ Portfolio -- Service Class 2
   VIP Balanced Portfolio -- Service Class 2
   VIP Contrafund(R) Portfolio -- Initial Class
   VIP Contrafund(R) Portfolio -- Service Class 2
   VIP Dynamic Capital Appreciation Portfolio -- Service Class 2 VIP Equity-Income Portfolio -- Initial Class
   VIP Equity-Income Portfolio -- Service Class 2
   VIP Growth & Income Portfolio -- Initial Class
   VIP Growth & Income Portfolio -- Service Class 2
   VIP Growth Opportunities Portfolio -- Initial Class
   VIP Growth Opportunities Portfolio -- Service Class 2
   VIP Growth Portfolio -- Initial Class
   VIP Growth Portfolio -- Service Class 2
   VIP Investment Grade Bond Portfolio -- Service Class 2
   VIP Mid Cap Portfolio -- Initial Class
   VIP Mid Cap Portfolio -- Service Class 2
   VIP Overseas Portfolio -- Initial Class
   VIP Value Strategies Portfolio -- Service Class 2
Franklin Templeton Variable Insurance Products Trust
   Franklin Allocation VIP Fund -- Class 2 Shares (1)
   Franklin Income VIP Fund -- Class 2 Shares
   Franklin Large Cap Growth VIP Fund -- Class 2 Shares
   Franklin Mutual Shares VIP Fund -- Class 2 Shares
   Templeton Foreign VIP Fund -- Class 1 Shares
   Templeton Foreign VIP Fund -- Class 2 Shares
   Templeton Global Bond VIP Fund -- Class 1 Shares
   Templeton Growth VIP Fund -- Class 2 Shares
Goldman Sachs Variable Insurance Trust
   Goldman Sachs Government Money Market Fund -- Service Shares Goldman Sachs Large Cap Value Fund -- Institutional Shares Goldman Sachs Mid Cap Value Fund -- Institutional Shares
JPMorgan Insurance Trust
   JPMorgan Insurance Trust Core Bond Portfolio -- Class 1 JPMorgan Insurance Trust Mid Cap Value Portfolio -- Class 1 JPMorgan Insurance Trust Small Cap Core Portfolio -- Class 1 JPMorgan Insurance Trust U.S. Equity Portfolio -- Class 1

Janus Aspen Series
   Janus Henderson Balanced Portfolio -- Institutional Shares
   Janus Henderson Balanced Portfolio -- Service Shares
   Janus Henderson Enterprise Portfolio -- Institutional Shares
   Janus Henderson Enterprise Portfolio -- Service Shares
   Janus Henderson Flexible Bond Portfolio -- Institutional Shares
   Janus Henderson Forty Portfolio -- Institutional Shares
   Janus Henderson Forty Portfolio -- Service Shares
   Janus Henderson Global Research Portfolio -- Institutional Shares
   Janus Henderson Global Research Portfolio -- Service Shares
   Janus Henderson Global Technology Portfolio -- Service Shares
   Janus Henderson Overseas Portfolio -- Institutional Shares
   Janus Henderson Overseas Portfolio -- Service Shares
   Janus Henderson Research Portfolio -- Institutional Shares
   Janus Henderson Research Portfolio -- Service Shares
Legg Mason Partners Variable Equity Trust
   ClearBridge Variable Aggressive Growth Portfolio -- Class II
   ClearBridge Variable Dividend Strategy Portfolio -- Class I
   ClearBridge Variable Dividend Strategy Portfolio -- Class II
   ClearBridge Variable Large Cap Value Portfolio -- Class I
MFS(R) Variable Insurance Trust
   MFS(R) Investors Trust Series -- Service Class Shares
   MFS(R) New Discovery Series -- Service Class Shares
   MFS(R) Total Return Series -- Service Class Shares
   MFS(R) Utilities Series -- Service Class Shares
MFS(R) Variable Insurance Trust II
   MFS(R) Massachusetts Investors Growth Stock Portfolio -- Service Class Shares MFS(R) Strategic Income Portfolio -- Service Class Shares
PIMCO Variable Insurance Trust
   All Asset Portfolio -- Advisor Class Shares
   High Yield Portfolio -- Administrative Class Shares
   International Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class
     Shares
   Long-Term U.S. Government Portfolio -- Administrative Class Shares
   Low Duration Portfolio -- Administrative Class Shares
   Total Return Portfolio -- Administrative Class Shares
Rydex Variable Trust
   NASDAQ -- 100(R) Fund
State Street Variable Insurance Series Funds, Inc.
   Income V.I.S. Fund -- Class 1 Shares
   Premier Growth Equity V.I.S. Fund -- Class 1 Shares
   Real Estate Securities V.I.S. Fund -- Class 1 Shares
   S&P 500(R) Index V.I.S. Fund -- Class 1 Shares
   Small-Cap Equity V.I.S. Fund -- Class 1 Shares
   Total Return V.I.S. Fund -- Class 1 Shares
   Total Return V.I.S. Fund -- Class 3 Shares
   U.S. Equity V.I.S. Fund -- Class 1 Shares
The Alger Portfolios
   Alger Large Cap Growth Portfolio -- Class I-2 Shares
   Alger Small Cap Growth Portfolio -- Class I-2 Shares

The Prudential Series Fund
   Equity Portfolio -- Class II Shares
   Jennison 20/20 Focus Portfolio -- Class II Shares
   Jennison Portfolio -- Class II Shares
   Natural Resources Portfolio -- Class II Shares
   SP International Growth Portfolio -- Class II Shares
   SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares Wells Fargo Variable Trust
   Wells Fargo VT Omega Growth Fund -- Class 2

(1)See Note 1 to the financial statements for the former name of the subaccount.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                     Statements of Assets and Liabilities

                               December 31, 2019

                                                      AB Variable Products Series Fund, Inc.
                                         -----------------------------------------------------------------
                                              AB           AB
                                           Balanced      Global         AB           AB            AB
                                            Wealth      Thematic    Growth and  International  Large Cap
                                           Strategy      Growth       Income        Value        Growth
                                         Portfolio -- Portfolio -- Portfolio -- Portfolio --  Portfolio --
                                           Class B      Class B      Class B       Class B      Class B
----------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)       $12,088,635   $2,135,015  $43,536,177   $29,301,950  $26,581,983
Dividend receivable                                --           --           --            --           --
Receivable for units sold                          --            7           --            --           99
Total assets                               12,088,635    2,135,022   43,536,177    29,301,950   26,582,082

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         591           90        1,835         1,365        1,106
Payable for units withdrawn                    38,353           --       88,224        19,480           --
Total liabilities                              38,944           90       90,059        20,845        1,106

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                        10,961,098    2,134,932   43,103,718    27,983,266   26,559,357
Variable annuity contract owners in the
annuitization period                        1,088,593           --      342,400     1,297,839       21,619
Net assets                                $12,049,691   $2,134,932  $43,446,118   $29,281,105  $26,580,976

Investments in securities at cost         $12,951,265   $1,424,316  $37,259,551   $28,307,861  $21,538,842
Shares outstanding                          1,196,895       66,325    1,462,909     2,057,721      464,071

                                             AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         ------------------------------------------------------------------------------------
                                                              Invesco                           Invesco
                                             Invesco      Oppenheimer V.I.     Invesco      Oppenheimer V.I.     Invesco
                                         Oppenheimer V.I.      Global      Oppenheimer V.I.   Main Street    Oppenheimer V.I.
                                              Global      Strategic Income   Main Street       Small Cap       Total Return
                                             Fund --          Fund --         Fund(R) --       Fund(R) --      Bond Fund --
                                         Series II Shares Series I Shares  Series II Shares Series II Shares Series I Shares
-----------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $67,521,200       $2,629,165     $112,380,782      $29,685,749       $8,234,047
Dividend receivable                                    --               --               --               --               --
Receivable for units sold                              --               --               --               --              571
Total assets                                   67,521,200        2,629,165      112,380,782       29,685,749        8,234,618

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           2,925              101            5,257            1,343              320
Payable for units withdrawn                        62,826            1,427           55,499            9,472               --
Total liabilities                                  65,751            1,528           60,756           10,815              320

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            66,594,625        2,569,377      106,288,466       28,766,872        8,141,203
Variable annuity contract owners in the
annuitization period                              860,824           58,260        6,031,560          908,062           93,095
Net assets                                    $67,455,449       $2,627,637     $112,320,026      $29,674,934       $8,234,298

Investments in securities at cost             $59,734,908       $2,800,681     $101,304,319      $27,700,491       $8,565,384
Shares outstanding                              1,609,564          529,007        3,868,529        1,296,887        1,038,341

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

  AB Variable
Products Series
  Fund, Inc.
  (continued)                      AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
---------------------------------------------------------------------------------------------------------------------
                    Invesco          Invesco          Invesco          Invesco          Invesco          Invesco
      AB        Oppenheimer V.I. Oppenheimer V.I. Oppenheimer V.I. Oppenheimer V.I. Oppenheimer V.I. Oppenheimer V.I.
   Small Cap        Capital          Capital        Conservative     Conservative    Discovery Mid    Discovery Mid
    Growth        Appreciation     Appreciation       Balanced         Balanced        Cap Growth       Cap Growth
 Portfolio --       Fund --          Fund --          Fund --          Fund --          Fund --          Fund --
    Class B     Series I Shares  Series II Shares Series I Shares  Series II Shares Series I Shares  Series II Shares
---------------------------------------------------------------------------------------------------------------------

    $14,854,910      $25,301,302       $4,418,572       $9,806,838      $18,374,547      $23,286,097      $10,718,481
             --               --               --               --               --               --               --
            298               --               --               --              249               --               --
     14,855,208       25,301,302        4,418,572        9,806,838       18,374,796       23,286,097       10,718,481

            613              971              179              363              956              861              463
             --            5,494              447              174               --              844           34,610
            613            6,465              626              537              956            1,705           35,073

     14,843,381       25,142,024        4,417,946        9,698,429       17,226,577       23,039,521       10,683,408
         11,214          152,813               --          107,872        1,147,263          244,871               --
    $14,854,595      $25,294,837       $4,417,946       $9,806,301      $18,373,840      $23,284,392      $10,683,408

    $13,887,341      $19,286,211       $3,604,060       $8,697,848      $16,031,626      $17,555,976       $9,827,587
        836,896          423,311           75,312          601,278        1,141,986          277,811          137,947

                    AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
-------------------------------------------------------------------------------------------------------------------
    Invesco         Invesco                           Invesco         Invesco          Invesco          Invesco
     V.I.             V.I.           Invesco           V.I.             V.I.             V.I.            V.I.
   American         American           V.I.            Core          Equity and         Global        Government
   Franchise       Franchise         Comstock         Equity           Income        Real Estate      Securities
    Fund --         Fund --          Fund --          Fund --         Fund --          Fund --          Fund --
Series I shares Series II shares Series II shares Series I shares Series II shares Series II shares Series I shares
-------------------------------------------------------------------------------------------------------------------

    $23,989,256       $5,082,612      $23,930,212     $98,329,654      $18,666,582         $211,209             $--
             --               --               --              --               --               --              --
             --               --               --              --          197,823               --              --
     23,989,256        5,082,612       23,930,212      98,329,654       18,864,405          211,209              --

          1,004              212            1,021           4,653              965               11              --
         88,477              398           99,036          19,619               --                5              --
         89,481              610          100,057          24,272              965               16              --

     23,899,775        5,079,677       23,800,426      92,798,333       18,128,737          142,051              --
             --            2,325           29,729       5,507,049          734,703           69,142              --
    $23,899,775       $5,082,002      $23,830,155     $98,305,382      $18,863,440         $211,193             $--

    $21,689,152       $3,282,261      $21,780,235     $98,409,958      $17,794,042         $190,014             $--
        357,249           79,540        1,400,246       2,813,438        1,071,560           11,879              --

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                                                                                American           American
                                                                                                 Century           Century
                                          AIM Variable Insurance Funds (Invesco Variable        Variable           Variable
                                                   Insurance Funds) (continued)            Portfolios II, Inc. Portfolios, Inc.
                                         ------------------------------------------------- ------------------- ----------------
                                             Invesco                          Invesco
                                               V.I.           Invesco           V.I.               VP                 VP
                                          International        V.I.            Value            Inflation          Income &
                                              Growth        Technology     Opportunities       Protection           Growth
                                             Fund --          Fund --         Fund --            Fund --           Fund --
                                         Series II shares Series I shares Series II shares      Class II           Class I
-------------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $42,269,010             $--       $4,323,540         $35,559,522         $337,550
Dividend receivable                                    --              --               --                  --               --
Receivable for units sold                              --              --            1,069                  --               --
Total assets                                   42,269,010              --        4,324,609          35,559,522          337,550

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           1,949              --              185               1,705               17
Payable for units withdrawn                         9,683              --               --               4,398                9
Total liabilities                                  11,632              --              185               6,103               26

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            40,533,691              --        4,318,192          33,292,234          238,417
Variable annuity contract owners in the
annuitization period                            1,723,687              --            6,232           2,261,185           99,107
Net assets                                    $42,257,378             $--       $4,324,424         $35,553,419         $337,524

Investments in securities at cost             $36,974,571             $--       $5,227,555         $35,655,322         $301,800
Shares outstanding                              1,098,467              --          774,828           3,465,840           33,688


                                                                                                  Columbia Funds
                                         BlackRock Variable Series Funds, Inc. (continued)   Variable Series Trust II
                                         -------------------------------------------------- --------------------------
                                                                              BlackRock                     Columbia
                                            BlackRock        BlackRock        Large Cap                     Variable
                                              Basic            Global           Focus       CTIVP/SM/ --  Portfolio --
                                              Value          Allocation         Growth      Loomis Sayles   Overseas
                                               V.I.             V.I.             V.I.          Growth         Core
                                             Fund --          Fund --          Fund --         Fund --      Fund --
                                         Class III Shares Class III Shares Class III Shares    Class 1      Class 2
----------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $29,766,654     $206,966,416       $7,143,586   $37,710,472  $13,211,707
Dividend receivable                                    --               --               --            --           --
Receivable for units sold                              --               --               --            --           --
Total assets                                   29,766,654      206,966,416        7,143,586    37,710,472   13,211,707

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           1,376           10,421              318         1,709          505
Payable for units withdrawn                         5,824           15,202                1        70,102        1,542
Total liabilities                                   7,200           25,623              319        71,811        2,047

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            28,472,494      190,150,778        7,143,267    36,362,130   13,201,227
Variable annuity contract owners in the
annuitization period                            1,286,960       16,790,015               --     1,276,531        8,433
Net assets                                    $29,759,454     $206,940,793       $7,143,267   $37,638,661  $13,209,660

Investments in securities at cost             $30,396,136     $198,037,104       $6,668,677   $24,381,251  $12,988,117
Shares outstanding                              2,185,511       14,293,261          457,629     1,004,274      991,870

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                                                                                         BlackRock
                                                                                                      Variable Series
American Century Variable Portfolios, Inc. (continued)                   BNY Mellon                     Funds, Inc.
----------------------------------------------------------------------------------------------------------------------
                                                         BNY Mellon                       BNY Mellon
                                                         Investment       BNY Mellon       Variable      BlackRock
                                                       Portfolios --     Sustainable      Investment     Advantage
     VP                  VP               VP               MidCap            U.S.          Fund --       U.S. Total
International         Ultra(R)           Value             Stock            Equity        Government       Market
   Fund --            Fund --           Fund --         Portfolio --  Portfolio, Inc. -- Money Market   V.I. Fund --
   Class I            Class I           Class I        Initial Shares   Initial Shares    Portfolio   Class III Shares
----------------------------------------------------------------------------------------------------------------------

     $533,371          $39,279          $69,414               $98,935         $7,721,134   $1,060,802       $4,318,610
           --               --               --                    --                 --        1,032               --
           --               --               --                    --                 --           --               --
      533,371           39,279           69,414                98,935          7,721,134    1,061,834        4,318,610

           26              (30)               2                     4                315           46              185
           19               --               --                    --                245           --               55
           45              (30)               2                     4                560           46              240

      395,460           39,309           69,412                98,931          7,720,574    1,061,788        4,314,709
      137,866               --               --                    --                 --           --            3,661
     $533,326          $39,309          $69,412               $98,931         $7,720,574   $1,061,788       $4,318,370

     $449,658          $26,899          $43,330               $90,035         $6,373,709   $1,060,802       $4,595,950
       46,380            1,877            5,923                 5,308            196,467    1,060,802          264,459

   Deutsche
     DWS
   Variable                                     Eaton Vance
   Series I    Deutsche DWS Variable Series II Variable Trust          Federated Insurance Series
----------------------------------------------------------------------------------------------------------

                                    DWS                         Federated      Federated
     DWS                           Small                           High           High
   Capital          DWS           Mid Cap            VT           Income         Income       Federated
    Growth        CROCI(R)         Value       Floating-Rate       Bond           Bond         Kaufmann
    VIP --      U.S. VIP --        VIP --          Income       Fund II --     Fund II --     Fund II --
Class B Shares Class B Shares  Class B Shares       Fund      Primary Shares Service Shares Service Shares
----------------------------------------------------------------------------------------------------------

        $1,401        $50,680         $11,291     $47,253,600     $8,331,033     $9,986,344    $17,965,729
            --             --              --         152,434             --             --             --
            --             --              --              --             --             --             --
         1,401         50,680          11,291      47,406,034      8,331,033      9,986,344     17,965,729

            --              3               1           2,141            332            420            802
            --             --               1          22,068          2,104             29          2,743
            --              3               2          24,209          2,436            449          3,545

         1,401         50,677          11,289      45,568,563      8,291,159      9,956,956     17,939,261
            --             --              --       1,813,262         37,438         28,939         22,923
        $1,401        $50,677         $11,289     $47,381,825     $8,328,597     $9,985,895    $17,962,184

        $1,017        $42,615         $11,362     $47,597,576     $8,430,601    $10,062,580    $13,194,298
            42          3,134             826       5,164,328      1,275,809      1,538,728        844,651

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                           Federated
                                           Insurance
                                             Series
                                          (continued)          Fidelity(R) Variable Insurance Products Fund
                                         -------------- -----------------------------------------------------------

                                           Federated         VIP            VIP
                                            Managed         Asset          Asset            VIP            VIP
                                           Volatility    Manager/SM/    Manager/SM/      Balanced     Contrafund(R)
                                           Fund II --   Portfolio --   Portfolio --    Portfolio --   Portfolio --
                                         Primary Shares Initial Class Service Class 2 Service Class 2 Initial Class
-------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)          $9,676,976   $37,635,509      $5,036,383     $65,453,787   $98,367,846
Dividend receivable                                  --            --              --              --            --
Receivable for units sold                         6,041            --              --              --            --
Total assets                                  9,683,017    37,635,509       5,036,383      65,453,787    98,367,846

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           385         1,260             253           3,294         3,844
Payable for units withdrawn                          --         5,142              --           7,734       219,454
Total liabilities                                   385         6,402             253          11,028       223,298

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                           9,617,876    37,130,155       4,978,355      62,318,959    97,656,547
Variable annuity contract owners in the
annuitization period                             64,756       498,952          57,775       3,123,800       488,001
Net assets                                   $9,682,632   $37,629,107      $5,036,130     $65,442,759   $98,144,548

Investments in securities at cost            $8,620,159   $36,526,095      $4,864,489     $55,809,056   $75,566,148
Shares outstanding                              856,370     2,471,143         339,837       3,441,314     2,646,431

                                                  Fidelity(R) Variable Insurance Products Fund (continued)
                                         ---------------------------------------------------------------------------
                                               VIP                                           VIP
                                             Growth           VIP            VIP         Investment         VIP
                                          Opportunities     Growth         Growth        Grade Bond       Mid Cap
                                          Portfolio --   Portfolio --   Portfolio --    Portfolio --   Portfolio --
                                         Service Class 2 Initial Class Service Class 2 Service Class 2 Initial Class
--------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)           $7,346,995   $61,692,611     $22,019,976     $75,102,729        $7,095
Dividend receivable                                   --            --              --              --            --
Receivable for units sold                             --            --              --              --            --
Total assets                                   7,346,995    61,692,611      22,019,976      75,102,729         7,095

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                            124         2,270             928           3,567            --
Payable for units withdrawn                       39,648       170,317         151,659           5,559            --
Total liabilities                                 39,772       172,587         152,587           9,126            --

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                            7,307,223    61,236,826      21,781,342      70,933,189         7,095
Variable annuity contract owners in the
annuitization period                                  --       283,198          86,047       4,160,414            --
Net assets                                    $7,307,223   $61,520,024     $21,867,389     $75,093,603        $7,095

Investments in securities at cost             $5,581,664   $36,855,641     $15,705,253     $73,803,170        $6,720
Shares outstanding                               152,903       780,030         284,386       5,853,681           215

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                        Fidelity(R) Variable Insurance Products Fund (continued)
---------------------------------------------------------------------------------------------------------
                      VIP
                    Dynamic                                        VIP            VIP            VIP
      VIP           Capital          VIP            VIP         Growth &       Growth &        Growth
 Contrafund(R)   Appreciation   Equity-Income  Equity-Income     Income         Income      Opportunities
 Portfolio --    Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --
Service Class 2 Service Class 2 Initial Class Service Class 2 Initial Class Service Class 2 Initial Class
---------------------------------------------------------------------------------------------------------

    $98,904,960      $1,896,987   $73,818,102     $66,856,621   $19,148,817     $14,020,380   $13,156,503
             --              --            --              --            --              --            --
             --              --            --              --            --              --            --
     98,904,960       1,896,987    73,818,102      66,856,621    19,148,817      14,020,380    13,156,503

          4,298              81         2,770           2,971           738             597           520
         50,525              27         2,480         168,670       138,212          30,208            --
         54,823             108         5,250         171,641       138,950          30,805           520

     96,999,249       1,896,879    73,400,102      65,229,701    18,960,940      13,984,996    13,109,733
      1,850,888              --       412,750       1,455,279        48,927           4,579        46,250
    $98,850,137      $1,896,879   $73,812,852     $66,684,980   $19,009,867     $13,989,575   $13,155,983

    $81,736,674      $1,647,507   $66,206,172     $60,643,131   $14,157,170     $11,473,197    $8,143,367
      2,739,750         148,900     3,105,515       2,894,226       863,727         649,693       269,269

Fidelity(R) Variable Insurance Products Fund (continued)    Franklin Templeton Variable Insurance Products Trust
--------------------------------------------------------------------------------------------------------------------
                                            VIP                                           Franklin       Franklin
      VIP                VIP               Value            Franklin       Franklin      Large Cap        Mutual
    Mid Cap           Overseas          Strategies         Allocation       Income         Growth         Shares
 Portfolio --       Portfolio --       Portfolio --       VIP Fund --    VIP Fund --    VIP Fund --    VIP Fund --
Service Class 2     Initial Class     Service Class 2    Class 2 Shares Class 2 Shares Class 2 Shares Class 2 Shares
--------------------------------------------------------------------------------------------------------------------

    $99,636,421       $12,318,498          $2,180,212       $51,623,804   $228,682,948       $171,995    $11,062,319
             --                --                  --                --             --             --             --
             --                --                  --                --             --             --             --
     99,636,421        12,318,498           2,180,212        51,623,804    228,682,948        171,995     11,062,319

          4,377               463                  91             2,720         12,432              7            466
         21,429               316                  14             1,422         57,046             --          3,512
         25,806               779                 105             4,142         69,478              7          3,978

     97,195,463        12,275,984           2,180,107        43,811,036    208,322,897        171,988     11,058,341
      2,415,152            41,735                  --         7,808,626     20,290,573             --             --
    $99,610,615       $12,317,719          $2,180,107       $51,619,662   $228,613,470       $171,988    $11,058,341

    $97,356,750        $9,641,352          $2,051,578       $54,135,158   $217,749,251       $138,272    $10,278,488
      3,138,155           532,577             162,339         7,580,588     14,373,535          7,818        588,108

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                                                                                          Goldman Sachs
                                                                                                             Variable
                                                                                                            Insurance
                                         Franklin Templeton Variable Insurance Products Trust (continued)     Trust
                                         ---------------------------------------------------------------- --------------
                                                                                                          Goldman Sachs
                                                                            Templeton                       Government
                                           Templeton        Templeton         Global        Templeton         Money
                                            Foreign          Foreign           Bond           Growth          Market
                                          VIP Fund --      VIP Fund --     VIP Fund --     VIP Fund --       Fund --
                                         Class 1 Shares   Class 2 Shares  Class 1 Shares  Class 2 Shares  Service Shares
------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)          $4,987,158         $574,329      $4,922,899      $7,035,516    $112,287,628
Dividend receivable                                  --               --              --              --         123,561
Receivable for units sold                            --               --              --              --         305,783
Total assets                                  4,987,158          574,329       4,922,899       7,035,516     112,716,972

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           201               28             180             300           4,815
Payable for units withdrawn                         183               24              --           1,317              --
Total liabilities                                   384               52             180           1,617           4,815

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                           4,979,460          434,637       4,830,709       6,964,658     111,626,605
Variable annuity contract owners in the
annuitization period                              7,314          139,640          92,010          69,241       1,085,552
Net assets                                   $4,986,774         $574,277      $4,922,719      $7,033,899    $112,712,157

Investments in securities at cost            $5,121,221         $579,498      $5,252,280      $7,952,914    $112,287,628
Shares outstanding                              350,468           41,230         294,961         645,460     112,287,628

                                                             Janus Aspen Series (continued)
                                         -----------------------------------------------------------------------

                                                            Janus                        Janus         Janus
                                             Janus        Henderson       Janus        Henderson     Henderson
                                           Henderson     Enterprise     Henderson    Flexible Bond     Forty
                                            Balanced    Portfolio --    Enterprise   Portfolio --  Portfolio --
                                          Portfolio --  Institutional  Portfolio --  Institutional Institutional
                                         Service Shares    Shares     Service Shares    Shares        Shares
----------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)        $104,270,488   $47,923,002     $5,787,670    $9,268,862   $37,313,417
Dividend receivable                                  --            --             --            --            --
Receivable for units sold                            --            --             15            --            --
Total assets                                104,270,488    47,923,002      5,787,685     9,268,862    37,313,417

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         5,117         1,870            243           368         1,497
Payable for units withdrawn                      68,306         1,360             --        11,149       191,255
Total liabilities                                73,423         3,230            243        11,517       192,752

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          99,621,629    47,621,692      5,776,978     9,195,139    36,777,234
Variable annuity contract owners in the
annuitization period                          4,575,436       298,080         10,464        62,206       343,431
Net assets                                 $104,197,065   $47,919,772     $5,787,442    $9,257,345   $37,120,665

Investments in securities at cost           $78,449,043   $26,566,730     $3,372,053    $9,369,888   $29,196,121
Shares outstanding                            2,500,491       560,765         72,409       780,207       840,771

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

Goldman Sachs Variable Insurance                                                         Janus Aspen
     Trust (continued)                          JPMorgan Insurance Trust                   Series
-----------------------------------------------------------------------------------------------------
                                   JPMorgan     JPMorgan       JPMorgan      JPMorgan       Janus
Goldman Sachs    Goldman Sachs    Insurance     Insurance     Insurance     Insurance     Henderson
  Large Cap         Mid Cap         Trust         Trust         Trust         Trust       Balanced
Value Fund --    Value Fund --    Core Bond   Mid Cap Value Small Cap Core U.S. Equity  Portfolio --
Institutional    Institutional   Portfolio -- Portfolio --   Portfolio --  Portfolio -- Institutional
   Shares           Shares         Class 1       Class 1       Class 1       Class 1       Shares
-----------------------------------------------------------------------------------------------------

   $6,088,900      $32,581,264     $2,579,249      $342,238        $92,608   $1,351,284   $68,142,944
           --               --             --            --             --           --            --
           --               --             69            --             --           --            --
    6,088,900       32,581,264      2,579,318       342,238         92,608    1,351,284    68,142,944

          240            1,320            131            18              5           70         2,660
       39,246           28,089             --            14              5           70       159,686
       39,486           29,409            131            32             10          140       162,346

    5,976,241       32,412,658      1,769,333       237,253         59,835      862,442    67,363,206
       73,173          139,197        809,854       104,953         32,763      488,702       617,392
   $6,049,414      $32,551,855     $2,579,187      $342,206        $92,598   $1,351,144   $67,980,598

   $6,699,260      $29,912,152     $2,529,395      $307,190        $84,408   $1,070,640   $48,876,225
      662,557        2,008,709        229,471        28,979          4,019       41,874     1,726,012

                                   Janus Aspen Series (continued)
-----------------------------------------------------------------------------------------------------
                   Janus
                 Henderson       Janus          Janus          Janus                        Janus
    Janus         Global       Henderson      Henderson      Henderson       Janus        Henderson
  Henderson      Research        Global         Global       Overseas      Henderson      Research
    Forty      Portfolio --     Research      Technology   Portfolio --     Overseas    Portfolio --
 Portfolio --  Institutional  Portfolio --   Portfolio --  Institutional  Portfolio --  Institutional
Service Shares    Shares     Service Shares Service Shares    Shares     Service Shares    Shares
-----------------------------------------------------------------------------------------------------

   $13,299,021   $36,539,332     $2,942,758     $9,593,749   $19,832,306     $2,286,776   $40,530,828
            --            --             --             --            --             --            --
            --            --            191             --            --             --            --
    13,299,021    36,539,332      2,942,949      9,593,749    19,832,306      2,286,776    40,530,828

           535         1,405            123            390           792             96         1,558
         2,104       127,916             --            188           859              8         3,380
         2,639       129,321            123            578         1,651            104         4,938

    13,261,779    36,139,763      2,931,137      9,524,254    19,717,859      2,286,672    40,386,951
        34,603       270,248         11,689         68,917       112,796             --       138,939
   $13,296,382   $36,410,011     $2,942,826     $9,593,171   $19,830,655     $2,286,672   $40,525,890

   $11,304,586   $21,219,005     $1,724,307     $5,633,207   $21,898,897     $2,159,226   $27,149,754
       320,227       645,685         53,243        638,307       595,744         71,686       993,646

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                          Janus Aspen
                                             Series
                                          (continued)        Legg Mason Partners Variable Equity Trust
                                         -------------- ---------------------------------------------------

                                                        ClearBridge  ClearBridge  ClearBridge  ClearBridge
                                             Janus        Variable     Variable     Variable     Variable
                                           Henderson     Aggressive    Dividend     Dividend    Large Cap
                                            Research       Growth      Strategy     Strategy      Value
                                          Portfolio --  Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                         Service Shares   Class II     Class I      Class II     Class I
-----------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)          $3,178,567   $5,774,352   $4,357,420   $7,828,111  $14,896,909
Dividend receivable                                  --           --           --           --           --
Receivable for units sold                           215           --           --           --           18
Total assets                                  3,178,782    5,774,352    4,357,420    7,828,111   14,896,927

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                           135          254          173          382          634
Payable for units withdrawn                          --          175           --          577           --
Total liabilities                                   135          429          173          959          634

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                           3,176,502    5,707,937    4,357,247    7,583,721   14,869,437
Variable annuity contract owners in the
annuitization period                              2,145       65,986           --      243,431       26,856
Net assets                                   $3,178,647   $5,773,923   $4,357,247   $7,827,152  $14,896,293

Investments in securities at cost            $2,109,560   $5,390,086   $3,183,294   $5,947,709  $13,089,792
Shares outstanding                               80,186      208,913      207,496      371,353      700,701

                                                         PIMCO Variable Insurance Trust (continued)
                                         --------------------------------------------------------------------------
                                                        International    Long-Term
                                                        Bond Portfolio      U.S.           Low           Total
                                           High Yield    (U.S. Dollar    Government      Duration        Return
                                          Portfolio --    Hedged) --    Portfolio --   Portfolio --   Portfolio --
                                         Administrative Administrative Administrative Administrative Administrative
                                          Class Shares   Class Shares   Class Shares   Class Shares   Class Shares
-------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)         $46,183,071     $1,848,599    $38,470,145    $41,886,696   $155,387,072
Dividend receivable                             178,373          2,610         64,743         88,634        385,793
Receivable for units sold                            --            188          5,951             --        307,494
Total assets                                 46,361,444      1,851,397     38,540,839     41,975,330    156,080,359

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                         2,127             79          1,798          1,962          6,980
Payable for units withdrawn                      25,658             --             --         80,297             --
Total liabilities                                27,785             79          1,798         82,259          6,980

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                          44,401,120      1,830,967     36,824,549     40,534,021    151,407,102
Variable annuity contract owners in the
annuitization period                          1,932,539         20,351      1,714,492      1,359,050      4,666,277
Net assets                                  $46,333,659     $1,851,318    $38,539,041    $41,893,071   $156,073,379

Investments in securities at cost           $44,741,223     $1,717,128    $36,746,784    $42,176,383   $154,501,429
Shares outstanding                            5,809,191        163,304      2,982,182      4,106,539     14,100,460

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                                                                               PIMCO
                                                                                             Variable
           MFS(R) Variable Insurance Trust             MFS(R) Variable Insurance Trust II Insurance Trust
---------------------------------------------------------------------------------------------------------
                                                          MFS(R)
                                                       Massachusetts        MFS(R)
    MFS(R)       MFS(R) New  MFS(R) Total    MFS(R)      Investors        Strategic
   Investors     Discovery      Return     Utilities   Growth Stock         Income           All Asset
Trust Series --  Series --    Series --    Series --   Portfolio --      Portfolio --      Portfolio --
    Service       Service      Service      Service       Service          Service            Advisor
 Class Shares   Class Shares Class Shares Class Shares Class Shares      Class Shares      Class Shares
---------------------------------------------------------------------------------------------------------

     $4,994,758  $18,400,586  $38,897,595  $13,257,598    $7,201,824          $23,569          $5,118,425
             --           --           --           --            --               --                  --
             43          791          258          513            --               --                  --
      4,994,801   18,401,377   38,897,853   13,258,111     7,201,824           23,569           5,118,425

            210          770        2,019          559           309                1                 222
             --           --           --           --       429,724               --                  44
            210          770        2,019          559       430,033                1                 266

      4,985,747   18,385,469   37,239,320   13,256,617     6,649,918           23,568           5,118,159
          8,844       15,138    1,656,514          935       121,873               --                  --
     $4,994,591  $18,400,607  $38,895,834  $13,257,552    $6,771,791          $23,568          $5,118,159

     $3,463,104  $17,218,527  $33,934,238  $10,358,785    $5,713,906          $23,075          $5,040,007
        152,419    1,021,120    1,592,206      383,611       323,387            2,381             468,720

 Rydex Variable
     Trust                          State Street Variable Insurance Series Funds, Inc.
----------------------------------------------------------------------------------------------------------
                                   Premier
                                    Growth      Real Estate     S&P 500(R)     Small-Cap        Total
                     Income         Equity       Securities       Index          Equity         Return
                     V.I.S.         V.I.S.         V.I.S.         V.I.S.         V.I.S.         V.I.S.
NASDAQ -- 100(R)    Fund --        Fund --        Fund --        Fund --        Fund --        Fund --
      Fund       Class 1 Shares Class 1 Shares Class 1 Shares Class 1 Shares Class 1 Shares Class 1 Shares
----------------------------------------------------------------------------------------------------------

      $5,361,038    $14,610,866    $29,468,431    $44,214,945   $151,282,850    $28,380,061   $751,255,584
              --             --             --             --             --             --             --
             119             --             --             --             --             --             --
       5,361,157     14,610,866     29,468,431     44,214,945    151,282,850     28,380,061    751,255,584

             221            598          1,229          1,875          6,175          1,192         33,676
              --          7,304         28,162         17,640        205,982         29,939        142,738
             221          7,902         29,391         19,515        212,157         31,131        176,414

       5,360,936     14,482,968     29,227,675     43,328,623    150,439,512     28,264,312    323,560,320
              --        119,996        211,365        866,807        631,181         84,618    427,518,850
      $5,360,936    $14,602,964    $29,439,040    $44,195,430   $151,070,693    $28,348,930   $751,079,170

      $3,731,512    $14,092,828    $25,205,288    $44,249,503   $100,956,228    $28,617,594   $799,495,644
         109,722      1,217,572        292,085      3,422,209      3,245,717      2,156,540     47,219,081

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                         State Street Variable Insurance                                   The Prudential
                                         Series Funds, Inc. (continued)        The Alger Portfolios          Series Fund
                                         ------------------------------- --------------------------------- ---------------

                                             Total            U.S.            Alger            Alger          Jennison
                                             Return          Equity         Large Cap        Small Cap          20/20
                                             V.I.S.          V.I.S.           Growth           Growth           Focus
                                            Fund --         Fund --        Portfolio --     Portfolio --    Portfolio --
                                         Class 3 Shares  Class 1 Shares  Class I-2 Shares Class I-2 Shares Class II Shares
--------------------------------------------------------------------------------------------------------------------------

Assets:
Investments at fair value (note 2b)        $457,669,122     $21,425,130       $25,846,329      $18,058,226      $5,309,253
Dividend receivable                                  --              --                --               --              --
Receivable for units sold                            --              --                --               --              --
Total assets                                457,669,122      21,425,130        25,846,329       18,058,226       5,309,253

Liabilities:
Accrued expenses payable to affiliate
(note 4b)                                        24,001             886             1,021              712             225
Payable for units withdrawn                      30,754           2,970           150,608              992             499
Total liabilities                                54,755           3,856           151,629            1,704             724

Net assets attributable to:
Variable annuity contract owners in the
accumulation period                         390,561,722      21,405,440        25,519,367       17,843,341       5,308,529
Variable annuity contract owners in the
annuitization period                         67,052,645          15,834           175,333          213,181              --
Net assets                                 $457,614,367     $21,421,274       $25,694,700      $18,056,522      $5,308,529

Investments in securities at cost          $477,880,091     $17,762,863       $20,110,625      $15,549,121      $2,403,944
Shares outstanding                           28,856,817         456,145           401,902          629,426         146,786

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                                                  Wells Fargo
             The Prudential Series Fund (continued)              Variable Trust
 ------------------------------------------------------------------------------
                                                  SP Prudential   Wells Fargo
                                       SP             U.S.             VT
                     Natural      International     Emerging         Omega
    Jennison        Resources        Growth          Growth          Growth
  Portfolio --    Portfolio --    Portfolio --    Portfolio --      Fund --
 Class II Shares Class II Shares Class II Shares Class II Shares    Class 2
 ------------------------------------------------------------------------------

      $5,678,818     $33,719,895             $--         $19,748     $8,325,935
              --              --              --              --             --
              --              --              --              --             --
       5,678,818      33,719,895              --          19,748      8,325,935

             240           1,572              --               1            347
             269          10,092              --              --            255
             509          11,664              --               1            602

       5,672,559      31,991,775              --          19,747      8,325,333
           5,750       1,716,456              --              --             --
      $5,678,309     $33,708,231             $--         $19,747     $8,325,333

      $3,298,584     $35,855,827             $--          $7,186     $7,147,033
          72,861       1,438,562              --           1,124        272,535

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           Statements of Operations




                                                       AB Variable Products Series Fund, Inc.
                                       ----------------------------------------------------------------------
                                            AB            AB
                                         Balanced       Global          AB            AB             AB
                                          Wealth       Thematic     Growth and   International   Large Cap
                                         Strategy       Growth        Income         Value         Growth
                                       Portfolio --  Portfolio --  Portfolio --  Portfolio --   Portfolio --
                                         Class B       Class B       Class B        Class B       Class B
                                       ------------  ------------  ------------  -------------  ------------
                                        Year ended    Year ended    Year ended    Year ended     Year ended
                                       December 31,  December 31,  December 31,  December 31,   December 31,
                                           2019          2019          2019          2019           2019
-------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends               $275,955        $3,322      $445,368       $228,186           $--
Mortality and expense risk and
administrative charges (note 4a)            217,248        31,958       675,848        503,482       377,344
Net investment income (expense)              58,707       (28,636)     (230,480)      (275,296)     (377,344)

Net realized and unrealized gain
(loss) on investments:
Net realized gain (loss)                   (144,054)      137,912     1,489,351       (227,919)      574,843
Change in unrealized appreciation
(depreciation)                              489,266       278,491     2,625,475      4,620,285     3,384,399
Capital gain distributions                1,431,565       116,397     4,681,527             --     3,225,641
Net realized and unrealized gain
(loss) on investments                     1,776,777       532,800     8,796,353      4,392,366     7,184,883

Increase (decrease) in net assets
from operations                          $1,835,484      $504,164    $8,565,873     $4,117,070    $6,807,539

                                              AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                       -----------------------------------------------------------------------------------------
                                                             Invesco                             Invesco
                                           Invesco       Oppenheimer V.I.      Invesco       Oppenheimer V.I.      Invesco
                                       Oppenheimer V.I.       Global       Oppenheimer V.I.    Main Street     Oppenheimer V.I.
                                            Global       Strategic Income    Main Street        Small Cap        Total Return
                                           Fund --           Fund --          Fund(R) --        Fund(R) --       Bond Fund --
                                       Series II Shares  Series I Shares   Series II Shares  Series II Shares  Series I Shares
                                       ----------------  ----------------  ----------------  ----------------  ----------------
                                          Year ended        Year ended        Year ended        Year ended        Year ended
                                         December 31,      December 31,      December 31,      December 31,      December 31,
                                             2019              2019              2019              2019              2019
--------------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                   $405,178          $105,538          $927,397               $--          $276,278
Mortality and expense risk and
administrative charges (note 4a)              1,015,576            38,552         1,930,946           482,797           115,358
Net investment income (expense)                (610,398)           66,986        (1,003,549)         (482,797)          160,920

Net realized and unrealized gain
(loss) on investments:
Net realized gain (loss)                      1,495,168           (45,106)        2,470,864           194,414           (85,620)
Change in unrealized appreciation
(depreciation)                                6,492,872           222,626         9,362,247         3,861,143           547,390
Capital gain distributions                    9,150,385                --        18,397,144         2,759,471                --
Net realized and unrealized gain
(loss) on investments                        17,138,425           177,520        30,230,255         6,815,028           461,770

Increase (decrease) in net assets
from operations                             $16,528,027          $244,506       $29,226,706        $6,332,231          $622,690

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

  AB Variable
Products Series
  Fund, Inc.
  (continued)                         AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
--------------------------------------------------------------------------------------------------------------------------
                     Invesco           Invesco           Invesco          Invesco          Invesco           Invesco
      AB         Oppenheimer V.I.  Oppenheimer V.I.  Oppenheimer V.I. Oppenheimer V.I. Oppenheimer V.I.  Oppenheimer V.I.
   Small Cap         Capital           Capital         Conservative     Conservative    Discovery Mid     Discovery Mid
    Growth         Appreciation      Appreciation        Balanced         Balanced        Cap Growth        Cap Growth
 Portfolio --        Fund --           Fund --           Fund --          Fund --          Fund --           Fund --
    Class B      Series I Shares   Series II Shares  Series I Shares  Series II Shares Series I Shares   Series II Shares
--------------------------------------------------------------------------------------------------------------------------
  Year ended        Year ended        Year ended        Year ended       Year ended       Year ended        Year ended
 December 31,      December 31,      December 31,      December 31,     December 31,     December 31,      December 31,
     2019              2019              2019              2019             2019             2019              2019
--------------------------------------------------------------------------------------------------------------------------

            $--           $14,437               $--          $223,378         $363,463              $--               $--

        214,398           340,773            65,683           133,316          339,411          305,855           136,231
       (214,398)         (326,336)          (65,683)           90,062           24,052         (305,855)         (136,231)

        175,625           962,278           126,217           134,753          431,776          995,496            70,970
      2,107,773         4,180,680           747,992         1,061,056        1,741,755        3,427,138         1,581,828
      1,934,385         2,273,320           418,261           158,222          292,203        2,879,233         1,118,284
      4,217,783         7,416,278         1,292,470         1,354,031        2,465,734        7,301,867         2,771,082

     $4,003,385        $7,089,942        $1,226,787        $1,444,093       $2,489,786       $6,996,012        $2,634,851

                      AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
-----------------------------------------------------------------------------------------------------------------------
    Invesco          Invesco                            Invesco          Invesco          Invesco          Invesco
     V.I.              V.I.            Invesco           V.I.              V.I.             V.I.            V.I.
   American          American            V.I.            Core           Equity and         Global        Government
   Franchise        Franchise          Comstock         Equity            Income        Real Estate      Securities
    Fund --          Fund --           Fund --          Fund --          Fund --          Fund --          Fund --
Series I shares  Series II shares  Series II shares Series I shares  Series II shares Series II shares Series I shares
-----------------------------------------------------------------------------------------------------------------------
  Year ended        Year ended        Year ended      Year ended        Year ended       Year ended      Year ended
 December 31,      December 31,      December 31,    December 31,      December 31,     December 31,    December 31,
     2019              2019              2019            2019              2019             2019            2019
-----------------------------------------------------------------------------------------------------------------------

            $--               $--          $391,839        $920,892          $415,586           $7,065             $--

        299,562            79,488           365,494       1,723,478           344,699            3,876              10
       (299,562)          (79,488)           26,345        (802,586)           70,887            3,189             (10)

        282,871           610,523           370,527        (506,937)          210,908            4,371             (29)
      2,572,726           247,077         1,420,044      13,837,659         1,415,884           31,677             145
      3,115,377           710,919         2,992,047      11,191,306         1,295,335              242              --
      5,970,974         1,568,519         4,782,618      24,522,028         2,922,127           36,290             116

     $5,671,412        $1,489,031        $4,808,963     $23,719,442        $2,993,014          $39,479            $106

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                   American
                                                                                                    Century
                                            AIM Variable Insurance Funds (Invesco Variable         Variable
                                                     Insurance Funds) (continued)             Portfolios II, Inc.
                                         ---------------------------------------------------- -------------------

                                             Invesco                            Invesco
                                               V.I.            Invesco            V.I.                VP
                                          International         V.I.             Value             Inflation
                                              Growth         Technology      Opportunities        Protection
                                             Fund --           Fund --          Fund --             Fund --
                                         Series II shares  Series I shares  Series II shares       Class II
                                         ----------------  ---------------  ----------------  -------------------
                                            Year ended       Year ended        Year ended         Year ended
                                           December 31,     December 31,      December 31,       December 31,
                                               2019             2019              2019               2019
-------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                     $542,425              $--               $--             $833,579
Mortality and expense risk and
administrative charges (note 4a)                  722,681               43            65,712              637,555
Net investment income (expense)                  (180,256)             (43)          (65,712)             196,024

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                        1,164,192            2,012          (117,817)            (195,627)
Change in unrealized appreciation
(depreciation)                                  6,243,126            2,252           341,876            2,521,781
Capital gain distributions                      2,726,332               --           878,004                   --
Net realized and unrealized gain (loss)
on investments                                 10,133,650            4,264         1,102,063            2,326,154

Increase (decrease) in net assets from
operations                                     $9,953,394           $4,221        $1,036,351           $2,522,178

                                             American
                                             Century
                                             Variable
                                         Portfolios, Inc.
                                         ----------------


                                                VP
                                             Income &
                                              Growth
                                             Fund --
                                             Class I
                                         ----------------
                                            Year ended
                                           December 31,
                                               2019
---------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                       $7,005
Mortality and expense risk and
administrative charges (note 4a)                    6,232
Net investment income (expense)                       773

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                            4,746
Change in unrealized appreciation
(depreciation)                                     32,343
Capital gain distributions                         29,501
Net realized and unrealized gain (loss)
on investments                                     66,590

Increase (decrease) in net assets from
operations                                        $67,363


                                                                                                     Columbia Funds
                                           BlackRock Variable Series Funds, Inc. (continued)    Variable Series Trust II
                                         ----------------------------------------------------- ---------------------------
                                                                                BlackRock                       Columbia
                                            BlackRock         BlackRock         Large Cap                       Variable
                                              Basic             Global            Focus        CTIVP/SM/ --   Portfolio --
                                              Value           Allocation          Growth       Loomis Sayles    Overseas
                                               V.I.              V.I.              V.I.           Growth          Core
                                             Fund --           Fund --           Fund --          Fund --       Fund --
                                         Class III Shares  Class III Shares  Class III Shares     Class 1       Class 2
                                         ----------------  ----------------  ----------------  -------------  ------------
                                            Year ended        Year ended        Year ended      Year ended     Year ended
                                           December 31,      December 31,      December 31,    December 31,   December 31,
                                               2019              2019              2019            2019           2019
--------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                     $601,355        $2,547,646               $--            $--      $233,441
Mortality and expense risk and
administrative charges (note 4a)                  494,667         3,918,222           103,288        640,342       206,220
Net investment income (expense)                   106,688        (1,370,576)         (103,288)      (640,342)       27,221

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                          (67,377)          833,303            32,962      3,756,921        15,975
Change in unrealized appreciation
(depreciation)                                  3,245,778        23,304,853           881,050      6,998,778       779,183
Capital gain distributions                      2,392,562         8,081,556           714,957             --     1,851,411
Net realized and unrealized gain (loss)
on investments                                  5,570,963        32,219,712         1,628,969     10,755,699     2,646,569

Increase (decrease) in net assets from
operations                                     $5,677,651       $30,849,136        $1,525,681    $10,115,357    $2,673,790

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                                                                           BlackRock
                                                                                                        Variable Series
American Century Variable Portfolios, Inc. (continued)                    BNY Mellon                      Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------
                                                         BNY Mellon                         BNY Mellon
                                                         Investment        BNY Mellon        Variable      BlackRock
                                                       Portfolios --      Sustainable       Investment     Advantage
     VP                  VP                VP              MidCap             U.S.           Fund --       U.S. Total
International         Ultra(R)           Value             Stock             Equity         Government       Market
   Fund --            Fund --           Fund --         Portfolio --   Portfolio, Inc. --  Money Market   V.I. Fund --
   Class I            Class I           Class I        Initial Shares    Initial Shares     Portfolio   Class III Shares
-------------------------------------------------------------------------------------------------------------------------
 Year ended          Year ended        Year ended        Year ended        Year ended       Year ended     Year ended
December 31,        December 31,      December 31,      December 31,      December 31,     December 31,   December 31,
    2019                2019              2019              2019              2019             2019           2019
-------------------------------------------------------------------------------------------------------------------------

       $4,734                $--            $1,353               $615             $99,253       $18,003          $91,105

        9,435                763               931              1,395             104,966        17,856           67,183
       (4,701)              (763)              422               (780)             (5,713)          147           23,922

       10,715              4,106             1,312                350              10,231            --          (44,773)
       89,521              3,630             8,856              9,589           1,668,754            --          504,769
       28,437              4,440             3,701              6,809             219,638            --          487,480
      128,673             12,176            13,869             16,748           1,898,623            --          947,476

     $123,972            $11,413           $14,291            $15,968          $1,892,910          $147         $971,398

   Deutsche
     DWS
   Variable                                      Eaton Vance
   Series I     Deutsche DWS Variable Series II Variable Trust            Federated Insurance Series
---------------------------------------------------------------------------------------------------------------

                                     DWS                          Federated       Federated
     DWS                            Small                            High            High
   Capital           DWS           Mid Cap            VT            Income          Income        Federated
    Growth         CROCI(R)         Value       Floating-Rate        Bond            Bond          Kaufmann
    VIP --       U.S. VIP --        VIP --          Income        Fund II --      Fund II --      Fund II --
Class B Shares  Class B Shares  Class B Shares       Fund       Primary Shares  Service Shares  Service Shares
---------------------------------------------------------------------------------------------------------------
  Year ended      Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
 December 31,    December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
     2019            2019            2019            2019            2019            2019            2019
---------------------------------------------------------------------------------------------------------------

           $18            $761             $39      $2,255,621        $539,510        $629,910             $--

           124             879             181         866,284         127,309         158,727         285,406
          (106)           (118)           (142)      1,389,337         412,201         471,183        (285,406)

         2,505             779             (70)       (238,846)        (91,877)       (102,251)        981,316
        (1,012)          8,095           1,307       1,656,512         742,579         854,446       2,483,844
         1,252           3,897             779              --              --              --       1,788,827
         2,745          12,771           2,016       1,417,666         650,702         752,195       5,253,987

        $2,639         $12,653          $1,874      $2,807,003      $1,062,903      $1,223,378      $4,968,581

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           Federated
                                           Insurance
                                             Series
                                          (continued)            Fidelity(R) Variable Insurance Products Fund
                                         -------------- ---------------------------------------------------------------

                                           Federated         VIP             VIP
                                            Managed         Asset           Asset             VIP             VIP
                                           Volatility    Manager/SM/     Manager/SM/       Balanced      Contrafund(R)
                                           Fund II --   Portfolio --    Portfolio --     Portfolio --    Portfolio --
                                         Primary Shares Initial Class  Service Class 2  Service Class 2  Initial Class
                                         -------------- -------------  ---------------  ---------------  -------------
                                           Year ended    Year ended      Year ended       Year ended      Year ended
                                          December 31,  December 31,    December 31,     December 31,    December 31,
                                              2019          2019            2019             2019            2019
-----------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                   $191,180      $643,656          $77,216         $968,791       $428,140
Mortality and expense risk and
administrative charges (note 4a)                134,755       459,308           92,730        1,149,135      1,361,811
Net investment income (expense)                  56,425       184,348          (15,514)        (180,344)      (933,671)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         67,347      (103,087)         (18,451)       1,196,666      2,633,671
Change in unrealized appreciation
(depreciation)                                1,442,558     4,144,422          550,102        8,195,793     11,747,152
Capital gain distributions                           --     1,611,678          219,699        2,969,180     10,958,244
Net realized and unrealized gain (loss)
on investments                                1,509,905     5,653,013          751,350       12,361,639     25,339,067

Increase (decrease) in net assets from
operations                                   $1,566,330    $5,837,361         $735,836      $12,181,295    $24,405,396

                                                    Fidelity(R) Variable Insurance Products Fund (continued)
                                         ------------------------------------------------------------------------------
                                               VIP                                              VIP
                                             Growth            VIP             VIP          Investment         VIP
                                          Opportunities      Growth          Growth         Grade Bond       Mid Cap
                                          Portfolio --    Portfolio --    Portfolio --     Portfolio --   Portfolio --
                                         Service Class 2  Initial Class  Service Class 2  Service Class 2 Initial Class
                                         ---------------  -------------  ---------------  --------------- -------------
                                           Year ended      Year ended      Year ended       Year ended     Year ended
                                          December 31,    December 31,    December 31,     December 31,   December 31,
                                              2019            2019            2019             2019           2019
-----------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                         $--       $154,161          $11,652       $1,901,462           $63
Mortality and expense risk and
administrative charges (note 4a)                 158,505        803,176          325,928        1,327,088            63
Net investment income (expense)                 (158,505)      (649,015)        (314,276)         574,374            --

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         867,918      3,648,821          873,225          161,952            39
Change in unrealized appreciation
(depreciation)                                 1,214,127      9,837,353        3,820,186        4,918,319           720
Capital gain distributions                       974,993      3,771,081        1,327,052               --         1,058
Net realized and unrealized gain (loss)
on investments                                 3,057,038     17,257,255        6,020,463        5,080,271         1,817

Increase (decrease) in net assets from
operations                                    $2,898,533    $16,608,240       $5,706,187       $5,654,645        $1,817

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1




                          Fidelity(R) Variable Insurance Products Fund (continued)
------------------------------------------------------------------------------------------------------------
                       VIP
                     Dynamic                                         VIP            VIP            VIP
      VIP            Capital           VIP            VIP         Growth &       Growth &        Growth
 Contrafund(R)    Appreciation    Equity-Income  Equity-Income     Income         Income      Opportunities
 Portfolio --     Portfolio --    Portfolio --   Portfolio --   Portfolio --   Portfolio --   Portfolio --
Service Class 2  Service Class 2  Initial Class Service Class 2 Initial Class Service Class 2 Initial Class
------------------------------------------------------------------------------------------------------------
  Year ended       Year ended      Year ended     Year ended     Year ended     Year ended     Year ended
 December 31,     December 31,    December 31,   December 31,   December 31,   December 31,   December 31,
     2019             2019            2019           2019           2019           2019           2019
------------------------------------------------------------------------------------------------------------

       $210,611           $6,884     $1,401,972      $1,164,046      $658,068        $468,684       $17,925

      1,582,002           28,530        976,018       1,057,661       261,757         213,285       181,308
     (1,371,391)         (21,646)       425,954         106,385       396,311         255,399      (163,383)

      2,627,575           28,087        321,699         320,505       666,896         225,314     1,240,842
     12,116,578          135,404     10,769,029       9,662,429     1,885,209       1,592,074     1,795,078
     12,292,213          306,987      4,635,675       4,375,363     1,594,217       1,209,730     1,026,840
     27,036,366          470,478     15,726,403      14,358,297     4,146,322       3,027,118     4,062,760

    $25,664,975         $448,832    $16,152,357     $14,464,682    $4,542,633      $3,282,517    $3,899,377

Fidelity(R) Variable Insurance Products Fund (continued)     Franklin Templeton Variable Insurance Products Trust
----------------------------------------------------------------------------------------------------------------------
                                           VIP                                             Franklin        Franklin
      VIP                VIP              Value             Franklin        Franklin      Large Cap         Mutual
    Mid Cap           Overseas         Strategies          Allocation        Income         Growth          Shares
 Portfolio --       Portfolio --      Portfolio --        VIP Fund --     VIP Fund --    VIP Fund --     VIP Fund --
Service Class 2     Initial Class    Service Class 2     Class 2 Shares  Class 2 Shares Class 2 Shares  Class 2 Shares
----------------------------------------------------------------------------------------------------------------------
  Year ended         Year ended        Year ended          Year ended      Year ended     Year ended      Year ended
 December 31,       December 31,      December 31,        December 31,    December 31,   December 31,    December 31,
     2019               2019              2019                2019            2019           2019            2019
----------------------------------------------------------------------------------------------------------------------

       $661,088          $198,627            $29,680         $1,922,853     $12,762,690            $--        $203,596

      1,635,141           174,482             32,310          1,024,751       4,674,436          2,641         181,958
       (974,053)           24,145             (2,630)           898,102       8,088,254         (2,641)         21,638

       (865,913)          672,672            (40,574)        (1,232,665)      1,243,682          6,498         304,639
      9,506,852         1,795,651            423,280          5,520,651      17,490,422         21,984         785,145
     11,682,974           513,727            204,869          3,544,900       3,857,358         22,698       1,088,637
     20,323,913         2,982,050            587,575          7,832,886      22,591,462         51,180       2,178,421

    $19,349,860        $3,006,195           $584,945         $8,730,988     $30,679,716        $48,539      $2,200,059

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                          Goldman Sachs
                                                                                                             Variable
                                                                                                            Insurance
                                         Franklin Templeton Variable Insurance Products Trust (continued)     Trust
                                         ---------------------------------------------------------------  --------------
                                                                                                          Goldman Sachs
                                                                            Templeton                       Government
                                           Templeton        Templeton         Global        Templeton         Money
                                            Foreign          Foreign           Bond           Growth          Market
                                          VIP Fund --      VIP Fund --     VIP Fund --     VIP Fund --       Fund --
                                         Class 1 Shares   Class 2 Shares  Class 1 Shares  Class 2 Shares  Service Shares
                                         --------------   --------------  --------------  --------------  --------------
                                           Year ended       Year ended      Year ended      Year ended      Year ended
                                          December 31,     December 31,    December 31,    December 31,    December 31,
                                              2019             2019            2019            2019            2019
------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                   $100,775           $9,978        $366,226        $202,496      $2,143,797
Mortality and expense risk and
administrative charges (note 4a)                 75,792           10,129          69,632         110,845       1,814,658
Net investment income (expense)                  24,983             (151)        296,594          91,651         329,139

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                       (100,579)          (8,007)        (22,314)       (301,353)             --
Change in unrealized appreciation
(depreciation)                                  577,049           60,639        (224,527)       (306,649)             --
Capital gain distributions                       51,429            5,956              --       1,391,057              --
Net realized and unrealized gain (loss)
on investments                                  527,899           58,588        (246,841)        783,055              --

Increase (decrease) in net assets from
operations                                     $552,882          $58,437         $49,753        $874,706        $329,139

                                                                Janus Aspen Series (continued)
                                         ----------------------------------------------------------------------------

                                                             Janus                          Janus          Janus
                                             Janus         Henderson        Janus         Henderson      Henderson
                                           Henderson      Enterprise      Henderson     Flexible Bond      Forty
                                            Balanced     Portfolio --     Enterprise    Portfolio --   Portfolio --
                                          Portfolio --   Institutional   Portfolio --   Institutional  Institutional
                                         Service Shares     Shares      Service Shares     Shares         Shares
                                         --------------  -------------  --------------  -------------  -------------
                                           Year ended     Year ended      Year ended     Year ended     Year ended
                                          December 31,   December 31,    December 31,   December 31,   December 31,
                                              2019           2019            2019           2019           2019
---------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                 $1,627,002        $92,186          $2,836       $305,622        $53,635
Mortality and expense risk and
administrative charges (note 4a)              1,767,705        673,362          86,627        134,392        530,450
Net investment income (expense)                (140,703)      (581,176)        (83,791)       171,230       (476,815)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                      4,653,832      3,828,761         360,753        (59,573)     1,042,180
Change in unrealized appreciation
(depreciation)                               11,092,841      7,262,018         944,878        601,477      7,138,008
Capital gain distributions                    2,568,535      2,734,641         354,112             --      2,879,922
Net realized and unrealized gain (loss)
on investments                               18,315,208     13,825,420       1,659,743        541,904     11,060,110

Increase (decrease) in net assets from
operations                                  $18,174,505    $13,244,244      $1,575,952       $713,134    $10,583,295

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


Goldman Sachs Variable Insurance                                                             Janus Aspen
      Trust (continued)                           JPMorgan Insurance Trust                     Series
---------------------------------------------------------------------------------------------------------
                                   JPMorgan      JPMorgan        JPMorgan       JPMorgan        Janus
Goldman Sachs    Goldman Sachs    Insurance      Insurance      Insurance      Insurance      Henderson
  Large Cap         Mid Cap         Trust          Trust          Trust          Trust        Balanced
Value Fund --    Value Fund --    Core Bond    Mid Cap Value  Small Cap Core  U.S. Equity   Portfolio --
Institutional    Institutional   Portfolio --  Portfolio --    Portfolio --   Portfolio --  Institutional
   Shares           Shares         Class 1        Class 1        Class 1        Class 1        Shares
---------------------------------------------------------------------------------------------------------
 Year ended       Year ended      Year ended    Year ended      Year ended     Year ended    Year ended
December 31,     December 31,    December 31,  December 31,    December 31,   December 31,  December 31,
    2019             2019            2019          2019            2019           2019          2019
---------------------------------------------------------------------------------------------------------

      $87,197         $244,559        $67,126         $5,551            $391       $11,611     $1,252,166

       85,177          472,741         48,022          6,445           1,799        25,449        943,376
        2,020         (228,182)        19,104           (894)         (1,408)      (13,838)       308,790

     (132,069)         110,414         (2,959)         5,238           2,510        65,738      2,744,076
    1,188,719        7,204,390        144,912         49,153           7,424       204,553      7,605,029
      208,559        1,147,056             --         23,049          11,285        95,254      1,796,747
    1,265,209        8,461,860        141,953         77,440          21,219       365,545     12,145,852

   $1,267,229       $8,233,678       $161,057        $76,546         $19,811      $351,707    $12,454,642

                                       Janus Aspen Series (continued)
------------------------------------------------------------------------------------------------------------
                    Janus
                  Henderson        Janus           Janus           Janus                          Janus
    Janus          Global        Henderson       Henderson       Henderson        Janus         Henderson
  Henderson       Research         Global          Global        Overseas       Henderson       Research
    Forty       Portfolio --      Research       Technology    Portfolio --      Overseas     Portfolio --
 Portfolio --   Institutional   Portfolio --    Portfolio --   Institutional   Portfolio --   Institutional
Service Shares     Shares      Service Shares  Service Shares     Shares      Service Shares     Shares
------------------------------------------------------------------------------------------------------------
  Year ended     Year ended      Year ended      Year ended     Year ended      Year ended     Year ended
 December 31,   December 31,    December 31,    December 31,   December 31,    December 31,   December 31,
     2019           2019            2019            2019           2019            2019           2019
------------------------------------------------------------------------------------------------------------

        $2,704       $349,988         $25,003         $37,173       $357,816         $38,891       $175,421

       191,694        508,733          44,940         131,570        276,280          32,857        547,506
      (188,990)      (158,745)        (19,937)        (94,397)        81,536           6,034       (372,085)

       282,800      3,476,427         205,437         555,276       (855,600)        (16,473)     2,407,259
     2,509,163      3,395,313         318,021       1,988,746      5,034,085         483,722      5,085,572
     1,041,930      2,125,240         181,071         617,155             --              --      4,027,207
     3,833,893      8,996,980         704,529       3,161,177      4,178,485         467,249     11,520,038

    $3,644,903     $8,838,235        $684,592      $3,066,780     $4,260,021        $473,283    $11,147,953

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          Janus Aspen
                                             Series
                                          (continued)          Legg Mason Partners Variable Equity Trust
                                         --------------  -----------------------------------------------------

                                                         ClearBridge   ClearBridge  ClearBridge   ClearBridge
                                             Janus         Variable      Variable     Variable      Variable
                                           Henderson      Aggressive     Dividend     Dividend     Large Cap
                                            Research        Growth       Strategy     Strategy       Value
                                          Portfolio --   Portfolio --  Portfolio -- Portfolio --  Portfolio --
                                         Service Shares    Class II      Class I      Class II      Class I
                                         --------------  ------------  ------------ ------------  ------------
                                           Year ended     Year ended    Year ended   Year ended    Year ended
                                          December 31,   December 31,  December 31, December 31,  December 31,
                                              2019           2019          2019         2019          2019
--------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                     $9,196       $40,642       $60,103      $98,944      $237,528
Mortality and expense risk and
administrative charges (note 4a)                 47,528        87,012        59,828      138,970       214,324
Net investment income (expense)                 (38,332)      (46,370)          275      (40,026)       23,204

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                        171,395         5,828       286,559      468,564       257,313
Change in unrealized appreciation
(depreciation)                                  409,514     1,061,287       468,381      984,471     2,102,031
Capital gain distributions                      322,184       101,053       310,159      568,550       862,886
Net realized and unrealized gain (loss)
on investments                                  903,093     1,168,168     1,065,099    2,021,585     3,222,230

Increase (decrease) in net assets from
operations                                     $864,761    $1,121,798    $1,065,374   $1,981,559    $3,245,434


                                                          PIMCO Variable Insurance Trust (continued)
                                         ----------------------------------------------------------------------------
                                                        International    Long-Term
                                                        Bond Portfolio      U.S.           Low            Total
                                           High Yield    (U.S. Dollar    Government      Duration         Return
                                          Portfolio --    Hedged) --    Portfolio --   Portfolio --    Portfolio --
                                         Administrative Administrative Administrative Administrative  Administrative
                                          Class Shares   Class Shares   Class Shares   Class Shares    Class Shares
                                         -------------- -------------- -------------- --------------  --------------
                                           Year ended     Year ended     Year ended     Year ended      Year ended
                                          December 31,   December 31,   December 31,   December 31,    December 31,
                                              2019           2019           2019           2019            2019
---------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                 $2,167,023        $36,611       $764,313     $1,187,962      $4,955,762
Mortality and expense risk and
administrative charges (note 4a)                731,487         32,287        622,489        730,491       2,684,562
Net investment income (expense)               1,435,536          4,324        141,824        457,471       2,271,200

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                         81,256         35,950        535,659       (126,247)       (322,009)
Change in unrealized appreciation
(depreciation)                                3,638,381         55,803      3,520,084        649,153       8,811,657
Capital gain distributions                           --         14,188             --             --              --
Net realized and unrealized gain (loss)
on investments                                3,719,637        105,941      4,055,743        522,906       8,489,648

Increase (decrease) in net assets from
operations                                   $5,155,173       $110,265     $4,197,567       $980,377     $10,760,848

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                                 PIMCO
                                                                                               Variable
            MFS(R) Variable Insurance Trust              MFS(R) Variable Insurance Trust II Insurance Trust
------------------------------------------------------------------------------------------------------------
                                                            MFS(R)
                                                         Massachusetts         MFS(R)
    MFS(R)        MFS(R) New   MFS(R) Total    MFS(R)      Investors         Strategic
   Investors      Discovery       Return     Utilities   Growth Stock          Income          All Asset
Trust Series --   Series --     Series --    Series --   Portfolio --       Portfolio --     Portfolio --
    Service        Service       Service      Service       Service           Service           Advisor
 Class Shares    Class Shares  Class Shares Class Shares Class Shares       Class Shares     Class Shares
------------------------------------------------------------------------------------------------------------
  Year ended      Year ended    Year ended   Year ended   Year ended         Year ended       Year ended
 December 31,    December 31,  December 31, December 31, December 31,       December 31,     December 31,
     2019            2019          2019         2019         2019               2019             2019
------------------------------------------------------------------------------------------------------------

        $23,452           $--      $816,778     $505,129       $23,010              $901           $157,133

         75,887       250,647       737,205      210,526       106,377               376             92,028
        (52,435)     (250,647)       79,573      294,603       (83,367)              525             65,105

        303,248       254,939       869,494      650,865       196,372                96            (17,031)
        709,288     1,450,387     4,425,727    1,805,778     1,474,719             1,882            507,436
        285,470     3,409,179     1,044,276       40,010       531,235                --                 --
      1,298,006     5,114,505     6,339,497    2,496,653     2,202,326             1,978            490,405

     $1,245,571    $4,863,858    $6,419,070   $2,791,256    $2,118,959            $2,503           $555,510

 Rydex Variable
     Trust                              State Street Variable Insurance Series Funds, Inc.
-----------------------------------------------------------------------------------------------------------------
                                     Premier
                                      Growth       Real Estate      S&P 500(R)      Small-Cap         Total
                      Income          Equity        Securities        Index           Equity          Return
                      V.I.S.          V.I.S.          V.I.S.          V.I.S.          V.I.S.          V.I.S.
NASDAQ -- 100(R)     Fund --         Fund --         Fund --         Fund --         Fund --         Fund --
      Fund        Class 1 Shares  Class 1 Shares  Class 1 Shares  Class 1 Shares  Class 1 Shares  Class 1 Shares
-----------------------------------------------------------------------------------------------------------------
   Year ended       Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
  December 31,     December 31,    December 31,    December 31,    December 31,    December 31,    December 31,
      2019             2019            2019            2019            2019            2019            2019
-----------------------------------------------------------------------------------------------------------------

          $6,246         $29,512             $--        $595,006      $1,892,644             $--     $17,236,108

          73,553         228,429         418,555         692,061       2,133,904         431,289      12,255,696
         (67,307)       (198,917)       (418,555)        (97,055)       (241,260)       (431,289)      4,980,412

         132,907           9,717         624,637         282,494       8,056,833        (127,040)    (11,588,647)
       1,223,706       1,232,237       4,754,489       6,374,008      20,043,457       4,549,053     103,665,993
         112,927              --       3,252,046       2,934,009       8,318,067       2,034,764              --
       1,469,540       1,241,954       8,631,172       9,590,511      36,418,357       6,456,777      92,077,346

      $1,402,233      $1,043,037      $8,212,617      $9,493,456     $36,177,097      $6,025,488     $97,057,758

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                         State Street Variable Insurance                                     The Prudential
                                         Series Funds, Inc. (continued)         The Alger Portfolios           Series Fund
                                         ------------------------------- ----------------------------------- ---------------

                                             Total            U.S.            Alger             Alger           Jennison
                                             Return          Equity         Large Cap         Small Cap           20/20
                                             V.I.S.          V.I.S.           Growth            Growth            Focus
                                            Fund --         Fund --        Portfolio --      Portfolio --     Portfolio --
                                         Class 3 Shares  Class 1 Shares  Class I-2 Shares  Class I-2 Shares  Class II Shares
                                         --------------  --------------  ----------------  ----------------  ---------------
                                           Year ended      Year ended       Year ended        Year ended       Year ended
                                          December 31,    December 31,     December 31,      December 31,     December 31,
                                              2019            2019             2019              2019             2019
-----------------------------------------------------------------------------------------------------------------------------

Investment income and expense:
Income -- Ordinary dividends                 $9,380,058        $135,372               $--               $--              $--
Mortality and expense risk and
administrative charges (note 4a)              9,007,441         322,709           388,174           271,478           80,722
Net investment income (expense)                 372,617        (187,337)         (388,174)         (271,478)         (80,722)

Net realized and unrealized gain (loss)
on investments:
Net realized gain (loss)                     (8,287,842)        647,572           981,911           676,144          462,331
Change in unrealized appreciation
(depreciation)                               67,279,342       3,746,647         4,880,665         3,101,881          837,729
Capital gain distributions                           --       1,235,374           477,611           963,120               --
Net realized and unrealized gain (loss)
on investments                               58,991,500       5,629,593         6,340,187         4,741,145        1,300,060

Increase (decrease) in net assets from
operations                                  $59,364,117      $5,442,256        $5,952,013        $4,469,667       $1,219,338

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                    Wells Fargo
              The Prudential Series Fund (continued)               Variable Trust
------------------------------------------------------------------ --------------
                                                   SP Prudential    Wells Fargo
                                        SP             U.S.              VT
                     Natural       International     Emerging          Omega
   Jennison         Resources         Growth          Growth           Growth
 Portfolio --     Portfolio --     Portfolio --    Portfolio --       Fund --
Class II Shares  Class II Shares  Class II Shares Class II Shares     Class 2
---------------  ---------------  --------------- ---------------  --------------
  Year ended       Year ended       Year ended      Year ended       Year ended
 December 31,     December 31,     December 31,    December 31,     December 31,
     2019             2019             2019            2019             2019
----------------------------------------------------------------------------------

            $--              $--              $--             $--             $--
         82,835          577,882               --             285         121,836
        (82,835)        (577,882)              --            (285)       (121,836)

        453,617         (896,778)              11             720         186,655
      1,052,222        4,363,877                7           4,811       1,280,165
             --               --               --              --         978,561
      1,505,839        3,467,099               18           5,531       2,445,381

     $1,423,004       $2,889,217              $18          $5,246      $2,323,545

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Changes in Net Assets


                                                            AB Variable Products Series Fund, Inc.
                                         -----------------------------------------------------------------------------
                                                    AB                        AB                        AB
                                              Balanced Wealth           Global Thematic             Growth and
                                           Strategy Portfolio --      Growth Portfolio --       Income Portfolio --
                                                  Class B                   Class B                   Class B
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $58,707     $(21,251)    $(28,636)    $(69,479)   $(230,480)   $(357,812)
Net realized gain (loss) on investments     (144,054)      56,788      137,912      554,019    1,489,351    1,887,660
Change in unrealized appreciation
(depreciation) on investments                489,266   (2,162,254)     278,491     (876,156)   2,625,475   (9,594,665)
Capital gain distribution                  1,431,565    1,033,969      116,397           --    4,681,527    4,759,282
Increase (decrease) in net assets from
operations                                 1,835,484   (1,092,748)     504,164     (391,616)   8,565,873   (3,305,535)

From capital transactions (note 4):
Net premiums                                  37,136        6,598           70        6,980      132,304       85,388
Death benefits                               (16,400)    (100,214)      (1,522)     (24,229)    (302,454)    (433,883)
Surrenders                                (1,111,476)  (1,309,503)    (290,273)    (513,949)  (4,792,724)  (3,499,481)
Administrative expenses                      (95,078)    (103,761)     (10,424)     (16,028)    (103,604)    (100,093)
Transfers between subaccounts
(including fixed account), net              (803,469)    (506,118)     (55,023)  (2,124,590)    (610,202)   2,963,330
Increase (decrease) in net assets from
capital transactions                      (1,989,287)  (2,012,998)    (357,172)  (2,671,816)  (5,676,680)    (984,739)
Increase (decrease) in net assets           (153,803)  (3,105,746)     146,992   (3,063,432)   2,889,193   (4,290,274)
Net assets at beginning of year           12,203,494   15,309,240    1,987,940    5,051,372   40,556,925   44,847,199
Net assets at end of year                $12,049,691  $12,203,494   $2,134,932   $1,987,940  $43,446,118  $40,556,925

Change in units (note 5):
Units purchased                               33,087       35,383        4,338       11,601      255,200      286,296
Units redeemed                              (178,355)    (187,646)     (21,892)    (138,426)    (477,974)    (327,946)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (145,268)    (152,263)     (17,554)    (126,825)    (222,774)     (41,650)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                                AIM Variable Insurance Funds (Invesco Variable
             AB Variable Products Series Fund, Inc. (continued)                                Insurance Funds)
---------------------------------------------------------------------------------------------------------------------------------
           AB                        AB                        AB                Invesco Oppenheimer       Invesco Oppenheimer
      International               Large Cap                 Small Cap               V.I. Capital              V.I. Capital
   Value Portfolio --        Growth Portfolio --       Growth Portfolio --      Appreciation Fund --      Appreciation Fund --
         Class B                   Class B                   Class B               Series I Shares          Series II Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------------------------------


  $(275,296)   $(201,596)   $(377,344)   $(368,317)   $(214,398)   $(214,196)   $(326,336)   $(299,050)    $(65,683)    $(68,461)
   (227,919)     835,566      574,843      995,959      175,625      143,099      962,278    1,292,426      126,217      186,360
  4,620,285   (9,474,041)   3,384,399   (3,160,197)   2,107,773   (1,086,745)   4,180,680   (4,506,704)     747,992     (730,285)
         --           --    3,225,641    2,775,229    1,934,385      765,462    2,273,320    2,117,435      418,261      329,816
  4,117,070   (8,840,071)   6,807,539      242,674    4,003,385     (392,380)   7,089,942   (1,395,893)   1,226,787     (282,570)

     66,843       53,845      442,472      451,538      390,024      463,453        4,745        1,987       59,446       11,437
    (78,393)     (45,245)      25,444     (412,999)     (28,975)    (150,514)    (302,699)    (663,066)     (27,611)      11,180
 (3,019,539)  (4,037,887)  (1,916,626)  (1,738,233)  (1,032,970)    (885,065)  (3,210,993)  (3,951,979)    (235,327)    (571,812)
   (243,954)    (262,765)    (111,215)    (105,963)     (74,714)     (73,480)     (24,293)     (28,446)     (23,391)     (23,378)
   (341,257)   4,511,849     (416,539)     993,012     (666,766)   6,738,428     (470,945)    (533,660)    (346,759)     (25,395)
 (3,616,300)     219,797   (1,976,464)    (812,645)  (1,413,401)   6,092,822   (4,004,185)  (5,175,164)    (573,642)    (597,968)
    500,770   (8,620,274)   4,831,075     (569,971)   2,589,984    5,700,442    3,085,757   (6,571,057)     653,145     (880,538)
 28,780,335   37,400,609   21,749,901   22,319,872   12,264,611    6,564,169   22,209,080   28,780,137    3,764,801    4,645,339
$29,281,105  $28,780,335  $26,580,976  $21,749,901  $14,854,595  $12,264,611  $25,294,837  $22,209,080   $4,417,946   $3,764,801

    617,253    1,118,776       26,734      170,019       34,247      356,386       19,592       12,084       20,858       22,456
 (1,110,971)  (1,016,326)    (121,619)    (220,778)     (87,746)     (91,945)     (87,972)    (109,242)     (42,998)     (48,946)

   (493,718)     102,450      (94,885)     (50,759)     (53,499)     264,441      (68,380)     (97,158)     (22,140)     (26,490)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------
                                            Invesco Oppenheimer       Invesco Oppenheimer       Invesco Oppenheimer
                                             V.I. Conservative         V.I. Conservative      V.I. Discovery Mid Cap
                                             Balanced Fund --          Balanced Fund --           Growth Fund --
                                              Series I Shares          Series II Shares           Series I Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $90,062      $60,399      $24,052     $(34,020)   $(305,855)   $(323,370)
Net realized gain (loss) on investments      134,753      136,917      431,776      473,483      995,496    1,264,794
Change in unrealized appreciation
(depreciation) on investments              1,061,056   (1,077,671)   1,741,755   (2,286,726)   3,427,138   (5,608,443)
Capital gain distribution                    158,222      232,364      292,203      457,140    2,879,233    3,260,360
Increase (decrease) in net assets from
operations                                 1,444,093     (647,991)   2,489,786   (1,390,123)   6,996,012   (1,406,659)

From capital transactions (note 4):
Net premiums                                     973           --        8,685       60,170        3,004       34,680
Death benefits                              (104,221)    (161,136)     (39,088)     (47,627)    (158,159)    (254,024)
Surrenders                                (1,020,598)    (983,393)  (1,795,819)  (2,672,796)  (2,821,160)  (2,958,036)
Administrative expenses                      (11,400)     (11,839)     (93,992)     (97,589)     (18,801)     (21,305)
Transfers between subaccounts
(including fixed account), net                92,244      426,832      909,558      280,623     (356,996)    (140,714)
Increase (decrease) in net assets from
capital transactions                      (1,043,002)    (729,536)  (1,010,656)  (2,477,219)  (3,352,112)  (3,339,399)
Increase (decrease) in net assets            401,091   (1,377,527)   1,479,130   (3,867,342)   3,643,900   (4,746,058)
Net assets at beginning of year            9,405,210   10,782,737   16,894,710   20,762,052   19,640,492   24,386,550
Net assets at end of year                 $9,806,301   $9,405,210  $18,373,840  $16,894,710  $23,284,392  $19,640,492

Change in units (note 5):
Units purchased                               15,718       29,831      263,088      175,578       13,664       19,031
Units redeemed                               (61,074)     (47,391)    (353,599)    (409,349)     (69,149)     (77,008)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (45,356)     (17,560)     (90,511)    (233,771)     (55,485)     (57,977)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
---------------------------------------------------------------------------------------------------------
   Invesco Oppenheimer                                 Invesco Oppenheimer
 V.I. Discovery Mid Cap      Invesco Oppenheimer      V.I. Global Strategic       Invesco Oppenheimer
     Growth Fund --          V.I. Global Fund --         Income Fund --       V.I. Main Street Fund(R) --
    Series II Shares          Series II Shares           Series I Shares           Series II Shares
----------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended    Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,  December 31,
    2019         2018         2019         2018         2019         2018         2019          2018
----------------------------------------------------------------------------------------------------------


  $(136,231)   $(129,345)   $(610,398)   $(647,252)     $66,986     $109,058   $(1,003,549)    $(989,594)
     70,970       40,993    1,495,168    7,383,293      (45,106)     (61,866)    2,470,864     4,531,072
  1,581,828   (1,755,094)   6,492,872  (22,841,217)     222,626     (228,149)    9,362,247   (24,012,941)
  1,118,284    1,186,865    9,150,385    6,251,962           --           --    18,397,144     9,089,198
  2,634,851     (656,581)  16,528,027   (9,853,214)     244,506     (180,957)   29,226,706   (11,382,265)

    507,978       43,352      583,549      615,469        2,273       51,500       130,429       229,227
   (163,462)     (61,552)    (253,126)    (230,259)     (39,677)     (99,110)     (357,279)     (237,638)
   (442,107)    (591,590)  (5,833,631)  (7,550,253)    (294,669)    (295,715)  (11,630,171)  (12,002,801)
    (40,916)     (40,222)    (383,600)    (492,101)      (3,812)      (4,321)     (988,335)     (937,409)
  1,246,703     (136,204)  (2,283,258)  (8,775,343)     (36,582)    (126,116)  (10,840,588)   21,694,540
  1,108,196     (786,216)  (8,170,066) (16,432,487)    (372,467)    (473,762)  (23,685,944)    8,745,919
  3,743,047   (1,442,797)   8,357,961  (26,285,701)    (127,961)    (654,719)    5,540,762    (2,636,346)
  6,940,361    8,383,158   59,097,488   85,383,189    2,755,598    3,410,317   106,779,264   109,415,610
$10,683,408   $6,940,361  $67,455,449  $59,097,488   $2,627,637   $2,755,598  $112,320,026  $106,779,264

     85,149       84,813      318,656      690,357        7,314       15,553       456,233     2,016,238
    (50,824)    (115,240)    (694,013)  (1,685,806)     (41,914)     (60,866)   (1,623,964)   (1,511,280)

     34,325      (30,427)    (375,357)    (995,449)     (34,600)     (45,313)   (1,167,731)      504,958

--------------------------
   Invesco Oppenheimer
    V.I. Main Street
  Small Cap Fund(R) --
    Series II Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


  $(482,797)   $(619,662)
    194,414    3,002,414
  3,861,143  (10,233,356)
  2,759,471    5,192,879
  6,332,231   (2,657,725)

    197,125       80,266
    (72,840)     (27,684)
 (2,546,499)  (3,989,002)
   (210,618)    (266,752)
 (1,523,058)  (9,901,518)
 (4,155,890) (14,104,690)
  2,176,341  (16,762,415)
 27,498,593   44,261,008
$29,674,934  $27,498,593

    164,776      236,761
   (321,224)    (791,500)

   (156,448)    (554,739)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------
                                            Invesco Oppenheimer
                                             V.I. Total Return       Invesco V.I. American     Invesco V.I. American
                                               Bond Fund --            Franchise Fund --         Franchise Fund --
                                              Series I Shares           Series I shares          Series II shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $160,920     $164,421    $(299,562)   $(303,679)    $(79,488)    $(83,572)
Net realized gain (loss) on investments      (85,620)    (248,449)     282,871    1,043,040      610,523      500,560
Change in unrealized appreciation
(depreciation) on investments                547,390     (154,432)   2,572,726   (2,439,276)     247,077     (929,679)
Capital gain distribution                         --           --    3,115,377    1,239,126      710,919      332,332
Increase (decrease) in net assets from
operations                                   622,690     (238,460)   5,671,412     (460,789)   1,489,031     (180,359)

From capital transactions (note 4):
Net premiums                                   2,400        2,400      456,438      526,963           --           --
Death benefits                                (4,483)    (251,185)     (34,129)     (88,423)      36,071        2,881
Surrenders                                  (818,119)  (1,376,890)  (1,359,357)  (1,385,091)    (874,845)    (799,634)
Administrative expenses                      (12,690)     (14,331)     (90,850)     (88,830)     (18,127)     (19,907)
Transfers between subaccounts
(including fixed account), net               350,684      312,063    4,071,598   (5,797,335)     (17,689)     (12,108)
Increase (decrease) in net assets from
capital transactions                        (482,208)  (1,327,943)   3,043,700   (6,832,716)    (874,590)    (828,768)
Increase (decrease) in net assets            140,482   (1,566,403)   8,715,112   (7,293,505)     614,441   (1,009,127)
Net assets at beginning of year            8,093,816    9,660,219   15,184,663   22,478,168    4,467,561    5,476,688
Net assets at end of year                 $8,234,298   $8,093,816  $23,899,775  $15,184,663   $5,082,002   $4,467,561

Change in units (note 5):
Units purchased                               42,408       47,524      260,165       80,443       27,456        5,289
Units redeemed                               (67,324)    (122,481)    (111,789)    (432,720)     (56,416)     (35,306)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (24,916)     (74,957)     148,376     (352,277)     (28,960)     (30,017)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                           AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
---------------------------------------------------------------------------------------------------------

      Invesco V.I.              Invesco V.I. Core        Invesco V.I. Equity       Invesco V.I. Global
    Comstock Fund --             Equity Fund --          and Income Fund --        Real Estate Fund --
    Series II shares             Series I shares          Series II shares          Series II shares
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019           2018         2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------


    $26,345       $(51,925)   $(802,586)   $(720,437)     $70,887      $12,199      $3,189       $4,125
    370,527      1,354,027     (506,937)      56,105      210,908      385,215       4,371          208
  1,420,044     (7,310,704)  13,837,659  (18,119,672)   1,415,884   (3,568,996)     31,677      (25,469)
  2,992,047      2,562,095   11,191,306    6,955,804    1,295,335      889,187         242        2,792
  4,808,963     (3,446,507)  23,719,442  (11,828,200)   2,993,014   (2,282,395)     39,479      (18,344)

    119,773            398       75,718      181,787       52,332        8,228          --           --
    (20,810)       (53,463)    (295,250)    (186,029)     (14,891)     (63,874)     (3,988)        (265)
 (1,841,287)    (2,927,561) (11,226,981) (10,724,674)  (1,589,646)  (1,692,175)    (13,949)     (16,522)
   (108,735)      (120,829)    (943,786)    (873,996)    (138,908)    (141,536)       (318)        (350)
 (1,053,878)      (866,603)  (8,356,946)  24,513,436      (15,606)      64,458     (12,170)        (943)
 (2,904,937)    (3,968,058) (20,747,245)  12,910,524   (1,706,719)  (1,824,899)    (30,425)     (18,080)
  1,904,026     (7,414,565)   2,972,197    1,082,324    1,286,295   (4,107,294)      9,054      (36,424)
 21,926,129     29,340,694   95,333,185   94,250,861   17,577,145   21,684,439     202,139      238,563
$23,830,155    $21,926,129  $98,305,382  $95,333,185  $18,863,440  $17,577,145    $211,193     $202,139

     36,711         57,065      532,370    2,298,933      141,446      176,203       1,708        2,063
   (158,050)      (201,322)  (1,731,254)  (1,482,125)    (234,739)    (291,676)     (3,626)      (3,394)
   (121,339)      (144,257)  (1,198,884)     816,808      (93,293)    (115,473)     (1,918)      (1,331)

--------------------------
      Invesco V.I.
       Government
   Securities Fund --
     Series I shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


     $(10)         $33
      (29)        (141)
      145           67
       --           --
      106          (41)

       --           80
       --           --
   (2,924)      (3,050)
       --           --
        1          243
   (2,923)      (2,727)
   (2,817)      (2,768)
    2,817        5,585
      $--       $2,817

       --           19
     (165)        (180)
     (165)        (161)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (continued)
                                         -----------------------------------------------------------------------------
                                               Invesco V.I.                                        Invesco V.I.
                                               International             Invesco V.I.           Value Opportunities
                                              Growth Fund --          Technology Fund --              Fund --
                                             Series II shares           Series I shares          Series II shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)            $(180,256)     $46,746       $(43)       $(161)      $(65,712)    $(79,061)
Net realized gain (loss) on investments    1,164,192    1,270,099      2,012        3,984       (117,817)     (36,419)
Change in unrealized appreciation
(depreciation) on investments              6,243,126   (9,860,811)     2,252       (2,252)       341,876   (1,408,906)
Capital gain distribution                  2,726,332      332,892         --           --        878,004      514,647
Increase (decrease) in net assets from
operations                                 9,953,394   (8,211,074)     4,221        1,571      1,036,351   (1,009,739)

From capital transactions (note 4):
Net premiums                                  78,437       86,881         --           --          1,320        1,604
Death benefits                               (41,068)     (52,369)        --           --         (8,387)      (2,057)
Surrenders                                (4,378,426)  (5,079,170)        --           --       (447,542)    (629,690)
Administrative expenses                     (349,805)    (370,485)        --           --        (14,773)     (17,612)
Transfers between subaccounts
(including fixed account), net            (3,947,650)   2,921,860    (36,919)      31,127        (63,605)      (3,732)
Increase (decrease) in net assets from
capital transactions                      (8,638,512)  (2,493,283)   (36,919)      31,127       (532,987)    (651,487)
Increase (decrease) in net assets          1,314,882  (10,704,357)   (32,698)      32,698        503,364   (1,661,226)
Net assets at beginning of year           40,942,496   51,646,853     32,698           --      3,821,060    5,482,286
Net assets at end of year                $42,257,378  $40,942,496        $--      $32,698     $4,324,424   $3,821,060

Change in units (note 5):
Units purchased                              238,464      708,580         --        7,800         12,221       12,816
Units redeemed                              (860,415)    (888,373)    (4,514)      (3,286)       (40,509)     (45,283)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (621,951)    (179,793)    (4,514)       4,514        (28,288)     (32,467)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

American Century Variable
   Portfolios II, Inc.                                    American Century Variable Portfolios, Inc.
---------------------------------------------------------------------------------------------------------

      VP Inflation                 VP Income &
       Protection                    Growth               VP International             VP Ultra(R)
    Fund -- Class II             Fund -- Class I           Fund -- Class I           Fund -- Class I
----------------------------------------------------------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019           2018         2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------


   $196,024       $403,687        $773          $62      $(4,701)     $(3,101)      $(763)       $(714)
   (195,627)      (590,405)      4,746       40,500       10,715       17,951       4,106        4,480
  2,521,781     (1,603,969)     32,343     (104,574)      89,521     (151,554)      3,630       (7,971)
         --             --      29,501       42,990       28,437       38,384       4,440        4,357
  2,522,178     (1,790,687)     67,363      (21,022)     123,972      (98,320)     11,413          152

     28,467         66,835          --           --           --           --          --           --
   (129,207)       (53,672)     (6,120)        (398)      (8,190)        (517)         --           --
 (4,062,688)    (4,192,686)    (22,034)     (35,249)     (36,223)     (44,554)     (2,266)      (2,430)
   (341,131)      (336,246)       (356)        (505)      (1,135)      (1,370)       (265)        (288)
  1,148,725      5,078,034     (29,279)    (204,202)     (56,156)      34,527      (9,530)      (1,866)
 (3,355,834)       562,265     (57,789)    (240,354)    (101,704)     (11,914)    (12,061)      (4,584)
   (833,656)    (1,228,422)      9,574     (261,376)      22,268     (110,234)       (648)      (4,432)
 36,387,075     37,615,497     327,950      589,326      511,058      621,292      39,957       44,389
$35,553,419    $36,387,075    $337,524     $327,950     $533,326     $511,058     $39,309      $39,957

    539,644      1,005,959       1,618        3,312        1,933        6,035         171          408
   (810,557)      (963,632)     (4,200)     (14,960)      (7,951)      (6,177)       (613)        (576)
   (270,913)        42,327      (2,582)     (11,648)      (6,018)        (142)       (442)        (168)


--------------------------


        VP Value
     Fund -- Class I
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


     $422         $121
    1,312        2,483
    8,856       (9,170)
    3,701            4
   14,291       (6,562)

       --           --
       --           --
     (955)      (5,046)
     (164)        (175)
   (1,810)         878
   (2,929)      (4,343)
   11,362      (10,905)
   58,050       68,955
  $69,412      $58,050

        4           31
     (103)        (170)
      (99)        (139)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                                          BNY Mellon
                                         -----------------------------------------------------------------------------
                                                BNY Mellon
                                                Investment                BNY Mellon                BNY Mellon
                                               Portfolios --              Sustainable                Variable
                                               MidCap Stock               U.S. Equity           Investment Fund --
                                               Portfolio --           Portfolio, Inc. --         Government Money
                                              Initial Shares            Initial Shares           Market Portfolio
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $(780)       $(950)       $(5,713)     $13,956         $147      $(2,808)
Net realized gain (loss) on investments        350        1,229         10,231       15,229           --           --
Change in unrealized appreciation
(depreciation) on investments                9,589      (30,641)     1,668,754   (1,579,490)          --           --
Capital gain distribution                    6,809       12,456        219,638    1,186,313           --           --
Increase (decrease) in net assets from
operations                                  15,968      (17,906)     1,892,910     (363,992)         147       (2,808)

From capital transactions (note 4):
Net premiums                                    --           --             --           --           --           --
Death benefits                                  --           --             --           --     (130,439)    (371,260)
Surrenders                                  (4,731)      (5,012)       (42,073)     (90,237)  (1,006,042)    (465,352)
Administrative expenses                       (657)        (720)       (25,962)     (26,390)      (2,401)      (1,775)
Transfers between subaccounts
(including fixed account), net                  (1)          (2)        (1,614)       2,555    1,109,042      946,029
Increase (decrease) in net assets from
capital transactions                        (5,389)      (5,734)       (69,649)    (114,072)     (29,840)     107,642
Increase (decrease) in net assets           10,579      (23,640)     1,823,261     (478,064)     (29,693)     104,834
Net assets at beginning of year             88,352      111,992      5,897,313    6,375,377    1,091,481      986,647
Net assets at end of year                  $98,931      $88,352     $7,720,574   $5,897,313   $1,061,788   $1,091,481

Change in units (note 5):
Units purchased                                 --           --            141        1,051      199,656      145,659
Units redeemed                                (170)        (173)        (5,372)      (9,913)    (202,490)    (134,451)
Net increase (decrease) in units from
capital transactions with contract
owners                                        (170)        (173)        (5,231)      (8,862)      (2,834)      11,208

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                  BlackRock Variable Series Funds, Inc.
-----------------------------------------------------------------------------------------------------------
                                                                                         BlackRock
        BlackRock                  BlackRock                  BlackRock                  Large Cap
        Advantage                    Basic                     Global                      Focus
    U.S. Total Market                Value                   Allocation                   Growth
      V.I. Fund --               V.I. Fund --               V.I. Fund --               V.I. Fund --
    Class III Shares           Class III Shares           Class III Shares           Class III Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
December 31,  December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2019          2018         2019         2018         2019          2018          2019         2018
-----------------------------------------------------------------------------------------------------------


    $23,922       $(4,915)    $106,688     $(90,271)  $(1,370,576)  $(2,605,102)   $(103,288)    $(83,783)
    (44,773)       31,047      (67,377)     711,400       833,303     2,944,861       32,962      162,756
    504,769      (911,308)   3,245,778   (6,763,144)   23,304,853   (33,182,511)     881,050     (598,255)
    487,480       560,215    2,392,562    3,350,790     8,081,556    10,272,259      714,957      536,743
    971,398      (324,961)   5,677,651   (2,791,225)   30,849,136   (22,570,493)   1,525,681       17,461

     10,809        67,092       40,512       54,268       212,059       202,504        2,310          495
     (1,778)      (29,592)     (55,569)     (62,974)     (748,426)     (873,197)      (1,236)     (32,001)
   (363,303)     (306,558)  (2,959,396)  (3,578,735)  (21,782,344)  (25,485,445)    (117,639)    (416,198)
    (17,570)      (19,604)    (259,532)    (282,626)   (1,828,232)   (1,993,575)     (25,509)     (18,905)
    (77,425)     (158,878)    (456,099)  (1,311,045)  (12,991,465)  (10,555,429)     962,233    1,116,939
   (449,267)     (447,540)  (3,690,084)  (5,181,112)  (37,138,408)  (38,705,142)     820,159      650,330
    522,131      (772,501)   1,987,567   (7,972,337)   (6,289,272)  (61,275,635)   2,345,840      667,791
  3,796,239     4,568,740   27,771,887   35,744,224   213,230,065   274,505,700    4,797,427    4,129,636
 $4,318,370    $3,796,239  $29,759,454  $27,771,887  $206,940,793  $213,230,065   $7,143,267   $4,797,427

     16,359        10,509      199,609      237,494       685,594       781,945       34,812       60,806
    (34,878)      (29,486)    (415,406)    (523,677)   (3,144,941)   (3,459,061)      (7,811)     (35,747)
    (18,519)      (18,977)    (215,797)    (286,183)   (2,459,347)   (2,677,116)      27,001       25,059

 Columbia Funds Variable
     Series Trust II
-------------------------


      CTIVP/SM/ --
      Loomis Sayles
     Growth Fund --
         Class 1
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


  $(640,342)   $(881,508)
  3,756,921    7,791,681
  6,998,778   (6,881,234)
         --           --
 10,115,357       28,939

     40,712      106,897
   (125,825)     (31,020)
 (4,485,516)  (5,601,455)
   (308,495)    (413,557)
 (4,867,363) (20,318,621)
 (9,746,487) (26,257,756)
    368,870  (26,228,817)
 37,269,791   63,498,608
$37,638,661  $37,269,791

    184,139      431,772
   (802,213)  (2,240,397)
   (618,074)  (1,808,625)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          Columbia Funds Variable          Deutsche DWS              Deutsche DWS
                                         Series Trust II (continued)     Variable Series I        Variable Series II
                                         --------------------------- ------------------------- -------------------------
                                                 Columbia
                                                 Variable
                                               Portfolio --                     DWS                       DWS
                                                 Overseas                     Capital                  CROCI(R)
                                               Core Fund --                Growth VIP --              U.S. VIP --
                                                  Class 2                 Class B Shares            Class B Shares
                                         --------------------------- ------------------------- -------------------------
                                          Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                         December 31,  December 31,  December 31, December 31, December 31, December 31,
                                             2019          2018          2019         2018         2019         2018
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $27,221      $144,421       $(106)       $(106)       $(118)        $161
Net realized gain (loss) on investments       15,975       381,739       2,505           65          779          803
Change in unrealized appreciation
(depreciation) on investments                779,183    (3,299,700)     (1,012)      (1,246)       8,095      (10,337)
Capital gain distribution                  1,851,411            --       1,252          958        3,897        3,476
Increase (decrease) in net assets from
operations                                 2,673,790    (2,773,540)      2,639         (329)      12,653       (5,897)

From capital transactions (note 4):
Net premiums                                     175         3,308          --           --           --           --
Death benefits                                64,450         3,478          --           --           --           --
Surrenders                                (1,060,340)   (1,723,708)    (10,714)          --       (1,906)      (1,899)
Administrative expenses                      (41,384)      (49,475)        (49)         (28)         (35)         (33)
Transfers between subaccounts
(including fixed account), net              (551,132)        6,749        (114)         (71)      (3,463)       1,327
Increase (decrease) in net assets from
capital transactions                      (1,588,231)   (1,759,648)    (10,877)         (99)      (5,404)        (605)
Increase (decrease) in net assets          1,085,559    (4,533,188)     (8,238)        (428)       7,249       (6,502)
Net assets at beginning of year           12,124,101    16,657,289       9,639       10,067       43,428       49,930
Net assets at end of year                $13,209,660   $12,124,101      $1,401       $9,639      $50,677      $43,428

Change in units (note 5):
Units purchased                               31,909       107,066          --           --          283          345
Units redeemed                              (172,755)     (259,046)       (445)          (5)        (654)        (371)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (140,846)     (151,980)       (445)          (5)        (371)         (26)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

  Deutsche DWS Variable
  Series II (continued)   Eaton Vance Variable Trust                          Federated Insurance Series
--------------------------------------------------------------------------------------------------------


           DWS                                               Federated                 Federated
      Small Mid Cap                  VT                     High Income               High Income
      Value VIP --              Floating-Rate             Bond Fund II --           Bond Fund II --
     Class B Shares              Income Fund              Primary Shares            Service Shares
---------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended    Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019          2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------


    $(142)        $(79)    $1,389,337    $1,108,278     $412,201     $694,911     $471,183     $766,343
      (70)          99       (238,846)       74,762      (91,877)    (113,844)    (102,251)     (73,395)
    1,307       (4,153)     1,656,512    (2,290,816)     742,579   (1,039,799)     854,446   (1,253,412)
      779        2,059             --            --           --           --           --           --
    1,874       (2,074)     2,807,003    (1,107,776)   1,062,903     (458,732)   1,223,378     (560,464)

       --           --        449,045       243,042          365          360       22,798       11,884
       --           --       (133,660)      (63,553)     (58,856)    (249,874)     (50,197)        (980)
     (476)        (477)    (5,144,075)   (4,481,465)  (1,286,568)  (1,293,506)  (1,347,472)  (1,484,424)
      (24)         (23)      (401,275)     (373,286)     (11,827)     (14,288)     (31,695)     (36,335)
      (47)         540     (5,365,463)   13,924,826      (86,099)    (708,304)    (295,370)    (570,532)
     (547)          40    (10,595,428)    9,249,564   (1,442,985)  (2,265,612)  (1,701,936)  (2,080,387)
    1,327       (2,034)    (7,788,425)    8,141,788     (380,082)  (2,724,344)    (478,558)  (2,640,851)
    9,962       11,996     55,170,250    47,028,462    8,708,679   11,433,023   10,464,453   13,105,304
  $11,289       $9,962    $47,381,825   $55,170,250   $8,328,597   $8,708,679   $9,985,895  $10,464,453

       31           50        527,285     2,112,318       15,066        7,816       13,749       13,110
      (63)         (46)    (1,329,200)   (1,356,192)     (63,506)     (88,287)     (86,444)    (105,045)
      (32)           4       (801,915)      756,126      (48,440)     (80,471)     (72,695)     (91,935)


--------------------------


        Federated
        Kaufmann
       Fund II --
     Service Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


  $(285,406)   $(302,728)
    981,316      892,856
  2,483,844   (1,401,812)
  1,788,827    1,462,648
  4,968,581      650,964

      5,205        3,621
   (106,250)      27,623
 (1,717,276)  (2,266,919)
    (78,293)     (80,572)
 (1,667,627)    (748,837)
 (3,564,241)  (3,065,084)
  1,404,340   (2,414,120)
 16,557,844   18,971,964
$17,962,184  $16,557,844

     14,337       23,001
    (99,403)    (105,378)
    (85,066)     (82,377)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                            Federated Insurance
                                            Series (continued)        Fidelity(R) Variable Insurance Products Fund
                                         ------------------------- ---------------------------------------------------

                                                 Federated                    VIP                       VIP
                                            Managed Volatility         Asset Manager/SM/         Asset Manager/SM/
                                                Fund II --               Portfolio --              Portfolio --
                                              Primary Shares             Initial Class            Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $56,425      $53,661     $184,348     $167,046     $(15,514)    $(26,913)
Net realized gain (loss) on investments       67,347       56,054     (103,087)      30,007      (18,451)       1,105
Change in unrealized appreciation
(depreciation) on investments              1,442,558   (1,062,153)   4,144,422   (4,161,857)     550,102     (574,028)
Capital gain distribution                         --           --    1,611,678    1,387,996      219,699      194,956
Increase (decrease) in net assets from
operations                                 1,566,330     (952,438)   5,837,361   (2,576,808)     735,836     (404,880)

From capital transactions (note 4):
Net premiums                                   5,033          468       16,023       34,817           --       12,636
Death benefits                               (72,508)     (48,346)    (344,015)    (409,667)     (12,009)     (20,551)
Surrenders                                  (940,038)    (951,698)  (3,516,059)  (4,272,713)    (343,499)    (494,904)
Administrative expenses                      (13,642)      (9,965)     (30,616)     (34,337)      (8,534)     (11,207)
Transfers between subaccounts
(including fixed account), net               568,158    4,814,311   (1,094,073)    (300,078)    (261,949)    (214,898)
Increase (decrease) in net assets from
capital transactions                        (452,997)   3,804,770   (4,968,740)  (4,981,978)    (625,991)    (728,924)
Increase (decrease) in net assets          1,113,333    2,852,332      868,621   (7,558,786)     109,845   (1,133,804)
Net assets at beginning of year            8,569,299    5,716,967   36,760,486   44,319,272    4,926,285    6,060,089
Net assets at end of year                 $9,682,632   $8,569,299  $37,629,107  $36,760,486   $5,036,130   $4,926,285

Change in units (note 5):
Units purchased                               48,832      235,462        3,844       19,899        7,134       11,946
Units redeemed                               (61,455)     (67,937)    (109,757)    (123,000)     (44,680)     (56,890)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (12,623)     167,525     (105,913)    (103,101)     (37,546)     (44,944)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                    Fidelity(R) Variable Insurance Products Fund (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         VIP
           VIP                       VIP                       VIP                 Dynamic Capital                 VIP
        Balanced                Contrafund(R)             Contrafund(R)             Appreciation              Equity-Income
      Portfolio --              Portfolio --              Portfolio --              Portfolio --              Portfolio --
     Service Class 2            Initial Class            Service Class 2           Service Class 2            Initial Class
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------------------------------


  $(180,344)   $(408,979)   $(933,671)   $(778,075) $(1,371,391) $(1,522,053)    $(21,646)    $(27,370)    $425,954     $618,609
  1,196,666    1,816,145    2,633,671    3,894,585    2,627,575   10,245,894       28,087      142,997      321,699      820,275
  8,195,793   (8,495,996)  11,747,152  (19,011,710)  12,116,578  (27,527,175)     135,404     (453,751)  10,769,029  (12,275,710)
  2,969,180    3,436,112   10,958,244    9,037,248   12,292,213   12,185,195      306,987      218,500    4,635,675    3,704,720
 12,181,295   (3,652,718)  24,405,396   (6,857,952)  25,664,975   (6,618,139)     448,832     (119,624)  16,152,357   (7,132,106)

    223,248      355,579       24,325       42,295      628,461      810,459          425          550       31,638      107,503
    (16,798)    (207,041)    (742,248)    (820,544)    (437,637)    (283,222)     (58,605)        (612)    (842,296)  (1,113,489)
 (4,919,805)  (6,847,398) (10,737,778) (10,544,885)  (9,170,890) (13,443,374)    (203,995)    (239,352)  (7,047,262)  (8,402,992)
   (337,813)    (340,261)    (108,781)    (120,444)    (533,428)    (700,592)      (5,605)      (6,741)     (69,137)     (77,970)
  1,093,835     (730,905)  (1,481,570)  (1,059,215) (13,657,573) (32,558,947)     (17,236)    (367,036)    (966,098)    (413,253)
 (3,957,333)  (7,770,026) (13,046,052) (12,502,793) (23,171,067) (46,175,676)    (285,016)    (613,191)  (8,893,155)  (9,900,201)
  8,223,962  (11,422,744)  11,359,344  (19,360,745)   2,493,908  (52,793,815)     163,816     (732,815)   7,259,202  (17,032,307)
 57,218,797   68,641,541   86,785,204  106,145,949   96,356,229  149,150,044    1,733,063    2,465,878   66,553,650   83,585,957
$65,442,759  $57,218,797  $98,144,548  $86,785,204  $98,850,137  $96,356,229   $1,896,879   $1,733,063  $73,812,852  $66,553,650

    431,753      330,001       59,936       56,861      213,361      551,682          715        4,825       26,753       30,076
   (602,229)    (780,923)    (294,205)    (300,455)  (1,078,293)  (2,551,533)      (9,387)     (24,322)    (193,003)    (210,854)

   (170,476)    (450,922)    (234,269)    (243,594)    (864,932)  (1,999,851)      (8,672)     (19,497)    (166,250)    (180,778)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                   Fidelity(R) Variable Insurance Products Fund (continued)
                                         -----------------------------------------------------------------------------

                                                    VIP                       VIP                       VIP
                                               Equity-Income            Growth & Income           Growth & Income
                                               Portfolio --              Portfolio --              Portfolio --
                                              Service Class 2            Initial Class            Service Class 2
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $106,385     $237,660     $396,311    $(220,601)    $255,399    $(265,051)
Net realized gain (loss) on investments      320,505      820,838      666,896      927,904      225,314      969,894
Change in unrealized appreciation
(depreciation) on investments              9,662,429  (11,446,611)   1,885,209   (3,857,744)   1,592,074   (3,705,644)
Capital gain distribution                  4,375,363    3,469,438    1,594,217    1,203,098    1,209,730    1,056,008
Increase (decrease) in net assets from
operations                                14,464,682   (6,918,675)   4,542,633   (1,947,343)   3,282,517   (1,944,793)

From capital transactions (note 4):
Net premiums                                 252,708      108,465          720          800       37,290       49,620
Death benefits                              (173,230)    (177,833)    (400,428)    (287,100)       1,730      (67,813)
Surrenders                                (6,531,170)  (6,987,117)  (2,252,645)  (1,945,662)  (1,257,765)  (2,363,675)
Administrative expenses                     (390,665)    (414,089)     (25,828)     (30,472)     (49,924)     (63,193)
Transfers between subaccounts
(including fixed account), net            (1,980,518)  (2,085,797)      37,813      101,214     (726,299)  (1,893,655)
Increase (decrease) in net assets from
capital transactions                      (8,822,875)  (9,556,371)  (2,640,368)  (2,161,220)  (1,994,968)  (4,338,716)
Increase (decrease) in net assets          5,641,807  (16,475,046)   1,902,265   (4,108,563)   1,287,549   (6,283,509)
Net assets at beginning of year           61,043,173   77,518,219   17,107,602   21,216,165   12,702,026   18,985,535
Net assets at end of year                $66,684,980  $61,043,173  $19,009,867  $17,107,602  $13,989,575  $12,702,026

Change in units (note 5):
Units purchased                              256,605      426,373       16,064       26,954       19,538      235,304
Units redeemed                              (734,882)    (925,848)    (113,251)    (110,733)    (116,079)    (480,353)
Net increase (decrease) in units from
capital transactions with contract
owners                                      (478,277)    (499,475)     (97,187)     (83,779)     (96,541)    (245,049)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                    Fidelity(R) Variable Insurance Products Fund (continued)
-----------------------------------------------------------------------------------------------------------------------------------
           VIP                       VIP                                                                           VIP
         Growth                    Growth                      VIP                       VIP                   Investment
      Opportunities             Opportunities                Growth                    Growth                  Grade Bond
      Portfolio --              Portfolio --              Portfolio --              Portfolio --              Portfolio --
      Initial Class            Service Class 2            Initial Class            Service Class 2           Service Class 2
-----------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
-----------------------------------------------------------------------------------------------------------------------------------


  $(163,383)   $(147,890)   $(158,505)    $(68,728)   $(649,015)   $(719,194)   $(314,276)   $(325,675)    $574,374     $189,144
  1,240,842      885,473      867,918      203,438    3,648,821    3,700,028      873,225    1,082,722      161,952   (2,221,583)
  1,795,078     (254,069)   1,214,127      (76,850)   9,837,353  (12,118,407)   3,820,186   (4,002,479)   4,918,319   (1,784,533)
  1,026,840      625,253      974,993      244,594    3,771,081    8,924,979    1,327,052    3,013,336           --      744,429
  3,899,377    1,108,767    2,898,533      302,454   16,608,240     (212,594)   5,706,187     (232,096)   5,654,645   (3,072,543)

         --        1,971        6,394        1,070        8,996       43,603      532,953      108,113       58,097      199,648
   (309,827)     (38,381)      56,889        1,060     (489,284)    (419,616)    (173,878)    (128,215)    (107,910)    (140,254)
 (1,142,318)  (1,166,148)  (1,575,843)    (368,219)  (7,702,685)  (7,018,036)  (1,907,834)  (2,165,308)  (9,631,487) (11,790,333)
    (11,020)     (12,710)     (40,284)     (26,917)     (50,926)     (61,030)     (70,043)     (72,207)    (740,247)    (930,216)
    291,347      297,646   (1,070,058)   3,245,570   (1,177,862)    (504,485)    (937,266)    (202,458)   3,984,113  (29,935,221)
 (1,171,818)    (917,622)  (2,622,902)   2,852,564   (9,411,761)  (7,959,564)  (2,556,068)  (2,460,075)  (6,437,434) (42,596,376)
  2,727,559      191,145      275,631    3,155,018    7,196,479   (8,172,158)   3,150,119   (2,692,171)    (782,789) (45,668,919)
 10,428,424   10,237,279    7,031,592    3,876,574   54,323,545   62,495,703   18,717,270   21,409,441   75,876,392  121,545,311
$13,155,983  $10,428,424   $7,307,223   $7,031,592  $61,520,024  $54,323,545  $21,867,389  $18,717,270  $75,093,603  $75,876,392

     79,560       63,464      181,840      160,765       14,063       43,763       49,699       89,661    1,216,420    1,064,069
   (113,944)     (93,671)    (255,230)     (44,912)    (156,353)    (185,489)    (173,749)    (213,312)  (1,686,316)  (4,492,682)
    (34,384)     (30,207)     (73,390)     115,853     (142,290)    (141,726)    (124,050)    (123,651)    (469,896)  (3,428,613)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                                   Fidelity(R) Variable Insurance Products Fund (continued)
                                         -----------------------------------------------------------------------------

                                                    VIP                       VIP                       VIP
                                                  Mid Cap                   Mid Cap                  Overseas
                                               Portfolio --              Portfolio --              Portfolio --
                                               Initial Class            Service Class 2            Initial Class
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)                $--        $(13)      $(974,053) $(1,465,943)     $24,145      $20,348
Net realized gain (loss) on investments         39          447       (865,913)   3,075,326      672,672      621,430
Change in unrealized appreciation
(depreciation) on investments                  720       (3,050)     9,506,852  (30,139,403)   1,795,651   (3,213,278)
Capital gain distribution                    1,058        1,108     11,682,974   10,860,719      513,727           --
Increase (decrease) in net assets from
operations                                   1,817       (1,508)    19,349,860  (17,669,301)   3,006,195   (2,571,500)

From capital transactions (note 4):
Net premiums                                    --           80        627,269      190,439        3,920       63,307
Death benefits                                  --           --       (317,360)    (605,492)    (190,778)    (139,410)
Surrenders                                  (3,537)      (2,939)   (11,155,906) (12,918,175)  (3,407,059)  (1,749,625)
Administrative expenses                         --           --       (565,300)    (625,209)     (16,184)     (20,494)
Transfers between subaccounts
(including fixed account), net                   1         (108)    (3,089,991)  (3,178,596)    (364,250)      89,103
Increase (decrease) in net assets from
capital transactions                        (3,536)      (2,967)   (14,501,288) (17,137,033)  (3,974,351)  (1,757,119)
Increase (decrease) in net assets           (1,719)      (4,475)     4,848,572  (34,806,334)    (968,156)  (4,328,619)
Net assets at beginning of year              8,814       13,289     94,762,043  129,568,377   13,285,875   17,614,494
Net assets at end of year                   $7,095       $8,814    $99,610,615  $94,762,043  $12,317,719  $13,285,875

Change in units (note 5):
Units purchased                                 --            2        451,262      508,765       27,926       30,358
Units redeemed                                 (73)         (61)      (962,058)    (987,834)    (160,371)     (94,434)
Net increase (decrease) in units from
capital transactions with contract
owners                                         (73)         (59)      (510,796)    (479,069)    (132,445)     (64,076)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

  Fidelity(R) Variable
 Insurance Products Fund
       (continued)                                  Franklin Templeton Variable Insurance Products Trust
---------------------------------------------------------------------------------------------------------
                                                                                        Franklin
           VIP                    Franklin                   Franklin                   Large Cap
    Value Strategies             Allocation                   Income                     Growth
      Portfolio --               VIP Fund --                VIP Fund --                VIP Fund --
     Service Class 2           Class 2 Shares             Class 2 Shares             Class 2 Shares
----------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2019         2018         2019         2018         2019          2018          2019         2018
----------------------------------------------------------------------------------------------------------


    $(2,630)    $(20,481)    $898,102     $715,415    $8,088,254    $7,714,518     $(2,641)     $(2,816)
    (40,574)      23,535   (1,232,665)    (320,027)    1,243,682     2,723,078       6,498        3,736
    423,280     (574,262)   5,520,651   (8,777,795)   17,490,422   (26,254,304)     21,984      (18,700)
    204,869      110,093    3,544,900    1,505,639     3,857,358            --      22,698       14,339
    584,945     (461,115)   8,730,988   (6,876,768)   30,679,716   (15,816,708)     48,539       (3,441)

     10,000           --      104,784          396        70,856       593,860          --           --
    (31,240)      (6,738)    (317,768)     (81,449)     (696,561)     (846,648)         --           --
   (219,278)     (96,839)  (6,219,082)  (7,497,433)  (26,137,783)  (29,176,978)    (16,429)     (11,106)
     (6,446)      (6,899)    (409,934)    (455,124)   (1,082,709)   (1,169,743)       (757)        (801)
   (138,349)     (57,063)  (3,245,603)  (2,134,529)   (9,548,532)  (17,150,974)    (19,424)        (685)
   (385,313)    (167,539) (10,087,603) (10,168,139)  (37,394,729)  (47,750,483)    (36,610)     (12,592)
    199,632     (628,654)  (1,356,615) (17,044,907)   (6,715,013)  (63,567,191)     11,929      (16,033)
  1,980,475    2,609,129   52,976,277   70,021,184   235,328,483   298,895,674     160,059      176,092
 $2,180,107   $1,980,475  $51,619,662  $52,976,277  $228,613,470  $235,328,483    $171,988     $160,059

      6,096        9,517      265,357      246,840     1,127,366       589,029          41          135
    (24,077)     (16,874)  (1,030,937)  (1,042,611)   (3,235,632)   (3,626,273)     (1,358)        (593)

    (17,981)      (7,357)    (765,580)    (795,771)   (2,108,266)   (3,037,244)     (1,317)        (458)



--------------------------

        Franklin
      Mutual Shares
       VIP Fund --
     Class 2 Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


    $21,638     $109,344
    304,639      434,049
    785,145   (2,460,891)
  1,088,637      519,534
  2,200,059   (1,397,964)

     10,491       44,369
    (82,432)     (90,200)
 (1,497,715)  (1,417,604)
    (65,663)     (74,825)
 (1,313,228)    (875,132)
 (2,948,547)  (2,413,392)
   (748,488)  (3,811,356)
 11,806,829   15,618,185
$11,058,341  $11,806,829

     39,025       37,561
   (181,043)    (160,407)

   (142,018)    (122,846)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1



                                               Franklin Templeton Variable Insurance Products Trust (continued)
                                         -----------------------------------------------------------------------------

                                                 Templeton                 Templeton                 Templeton
                                                  Foreign                   Foreign                 Global Bond
                                                VIP Fund --               VIP Fund --               VIP Fund --
                                              Class 1 Shares            Class 2 Shares            Class 1 Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $24,983      $96,892       $(151)      $5,382      $296,594     $(75,425)
Net realized gain (loss) on investments     (100,579)      21,418      (8,007)       3,229       (22,314)     (20,840)
Change in unrealized appreciation
(depreciation) on investments                577,049   (1,261,325)     60,639     (121,160)     (224,527)     144,549
Capital gain distribution                     51,429           --       5,956           --            --           --
Increase (decrease) in net assets from
operations                                   552,882   (1,143,015)     58,437     (112,549)       49,753       48,284

From capital transactions (note 4):
Net premiums                                   8,668        3,725          --           --           720          720
Death benefits                               (80,735)     (42,380)     (7,907)        (532)      (37,945)     (38,640)
Surrenders                                  (663,479)  (1,139,251)    (35,649)     (44,365)     (372,507)    (298,887)
Administrative expenses                       (9,572)     (12,624)     (1,134)      (1,385)       (7,879)      (8,605)
Transfers between subaccounts
(including fixed account), net              (220,318)     380,278        (919)      38,486       (97,727)    (111,660)
Increase (decrease) in net assets from
capital transactions                        (965,436)    (810,252)    (45,609)      (7,796)     (515,338)    (457,072)
Increase (decrease) in net assets           (412,554)  (1,953,267)     12,828     (120,345)     (465,585)    (408,788)
Net assets at beginning of year            5,399,328    7,352,595     561,449      681,794     5,388,304    5,797,092
Net assets at end of year                 $4,986,774   $5,399,328    $574,277     $561,449    $4,922,719   $5,388,304

Change in units (note 5):
Units purchased                               20,241       47,604       6,563        7,000         3,893       11,274
Units redeemed                               (88,448)    (102,104)     (9,490)      (7,156)      (31,729)     (36,276)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (68,207)     (54,500)     (2,927)        (156)      (27,836)     (25,002)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

   Franklin Templeton
   Variable Insurance
Products Trust (continued)                     Goldman Sachs Variable Insurance Trust
-----------------------------------------------------------------------------------------------------------

        Templeton                 Goldman Sachs              Goldman Sachs             Goldman Sachs
         Growth                 Government Money               Large Cap                  Mid Cap
       VIP Fund --               Market Fund --              Value Fund --             Value Fund --
     Class 2 Shares              Service Shares          Institutional Shares      Institutional Shares
-----------------------------------------------------------------------------------------------------------
 Year ended    Year ended   Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
December 31,  December 31, December 31,  December 31,  December 31, December 31, December 31, December 31,
    2019          2018         2019          2018          2019         2018         2019         2018
-----------------------------------------------------------------------------------------------------------


    $91,651       $59,821      $329,139     $(139,040)      $2,020     $(15,643)   $(228,182)    $(85,726)
   (301,353)      195,546            --            --     (132,069)    (227,028)     110,414      674,811
   (306,649)   (2,695,737)           --            --    1,188,719     (709,378)   7,204,390   (8,768,742)
  1,391,057       943,778            --            --      208,559      344,499    1,147,056    4,142,802
    874,706    (1,496,592)      329,139      (139,040)   1,267,229     (607,550)   8,233,678   (4,036,855)

     13,700        34,657       395,665       192,155        1,947           --        1,600        1,510
    (19,463)       18,439   (45,501,289)  (57,185,225)     (43,101)     (92,507)    (205,070)    (376,411)
   (984,935)   (1,053,361)  (53,895,127)  (46,655,320)    (542,370)    (825,572)  (4,229,062)  (3,955,884)
    (45,259)      (54,575)     (332,792)     (308,277)      (9,361)     (10,203)     (54,574)     (61,369)
   (161,099)   (1,649,861)   84,813,444   106,050,214     (111,410)     (57,388)  (1,177,042)  (1,522,928)
 (1,197,056)   (2,704,701)  (14,520,099)    2,093,547     (704,295)    (985,670)  (5,664,148)  (5,915,082)
   (322,350)   (4,201,293)  (14,190,960)    1,954,507      562,934   (1,593,220)   2,569,530   (9,951,937)
  7,356,249    11,557,542   126,903,117   124,948,610    5,486,480    7,079,700   29,982,325   39,934,262
 $7,033,899    $7,356,249  $112,712,157  $126,903,117   $6,049,414   $5,486,480  $32,551,855  $29,982,325

     69,727       106,409    15,903,517    17,870,031        4,358       19,954       32,204       12,564
   (175,261)     (312,347)  (17,485,615)  (17,648,093)     (41,345)     (74,493)    (170,424)    (173,270)
   (105,534)     (205,938)   (1,582,098)      221,938      (36,987)     (54,539)    (138,220)    (160,706)


JPMorgan Insurance Trust
-------------------------
        JPMorgan
     Insurance Trust
        Core Bond
      Portfolio --
         Class 1
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


    $19,104      $21,624
     (2,959)     (52,967)
    144,912      (41,694)
         --        5,364
    161,057      (67,673)

         --           --
    (47,330)      (3,275)
   (195,154)    (287,463)
     (3,864)      (4,814)
      5,535     (384,205)
   (240,813)    (679,757)
    (79,756)    (747,430)
  2,658,943    3,406,373
 $2,579,187   $2,658,943

     34,124       26,118
    (50,479)     (77,256)
    (16,355)     (51,138)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                             JPMorgan Insurance Trust (continued)
                                         -----------------------------------------------------------------------------

                                                 JPMorgan                  JPMorgan                  JPMorgan
                                              Insurance Trust           Insurance Trust           Insurance Trust
                                               Mid Cap Value            Small Cap Core              U.S. Equity
                                           Portfolio -- Class 1      Portfolio -- Class 1      Portfolio -- Class 1
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)               $(894)     $(3,288)    $(1,408)      $(2,297)     $(13,838)    $(14,698)
Net realized gain (loss) on investments       5,238        3,528       2,510        34,228        65,738       66,733
Change in unrealized appreciation
(depreciation) on investments                49,153      (55,547)      7,424       (48,958)      204,553     (297,146)
Capital gain distribution                    23,049        4,604      11,285        12,748        95,254      127,399
Increase (decrease) in net assets from
operations                                   76,546      (50,703)     19,811        (4,279)      351,707     (117,712)

From capital transactions (note 4):
Net premiums                                     --           --          --            --            --           --
Death benefits                               (6,094)        (396)     (2,014)         (127)      (28,690)      (1,869)
Surrenders                                  (20,621)     (21,412)     (9,843)      (12,418)     (100,557)    (102,475)
Administrative expenses                        (519)        (573)        (95)         (165)       (1,766)      (1,902)
Transfers between subaccounts
(including fixed account), net              (38,935)     109,941      (8,055)      (98,298)     (166,593)     392,383
Increase (decrease) in net assets from
capital transactions                        (66,169)      87,560     (20,007)     (111,008)     (297,606)     286,137
Increase (decrease) in net assets            10,377       36,857        (196)     (115,287)       54,101      168,425
Net assets at beginning of year             331,829      294,972      92,794       208,081     1,297,043    1,128,618
Net assets at end of year                  $342,206     $331,829     $92,598       $92,794    $1,351,144   $1,297,043

Change in units (note 5):
Units purchased                               2,202        8,855       1,099         1,694         5,552       23,296
Units redeemed                               (5,344)      (3,184)     (1,918)       (7,224)      (16,449)     (11,534)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (3,142)       5,671        (819)       (5,530)      (10,897)      11,762

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                        Janus Aspen Series
--------------------------------------------------------------------------------------------------------

          Janus                     Janus                      Janus                     Janus
        Henderson                 Henderson                  Henderson                 Henderson
  Balanced Portfolio --     Balanced Portfolio --     Enterprise Portfolio --   Enterprise Portfolio --
  Institutional Shares          Service Shares         Institutional Shares         Service Shares
---------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended    Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31,  December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019          2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------


   $308,790     $497,741     $(140,703)     $(9,920)   $(581,176)   $(571,616)    $(83,791)    $(79,765)
  2,744,076    3,159,139     4,653,832    4,593,136    3,828,761    3,729,475      360,753      293,264
  7,605,029   (5,813,102)   11,092,841   (8,321,339)   7,262,018   (5,733,086)     944,878     (559,124)
  1,796,747    1,939,579     2,568,535    2,726,490    2,734,641    2,247,583      354,112      277,844
 12,454,642     (216,643)   18,174,505   (1,011,633)  13,244,244     (327,644)   1,575,952      (67,781)

     23,466        2,806       399,549      247,295        6,967       14,951          752        1,203
   (510,372)    (669,863)     (120,993)    (355,605)    (481,840)    (639,101)         646       26,613
 (7,177,161)  (8,800,430)  (10,006,160) (11,145,747)  (5,462,584)  (5,631,905)    (754,037)    (613,748)
    (81,072)     (89,040)     (478,442)    (468,730)     (55,268)     (61,849)     (10,067)      (9,827)
    163,058       42,484     3,120,414   (1,829,408)    (655,288)    (581,061)      29,100       70,445
 (7,582,081)  (9,514,043)   (7,085,632) (13,552,195)  (6,648,013)  (6,898,965)    (733,606)    (525,314)
  4,872,561   (9,730,686)   11,088,873  (14,563,828)   6,596,231   (7,226,609)     842,346     (593,095)
 63,108,037   72,838,723    93,108,192  107,672,020   41,323,541   48,550,150    4,945,096    5,538,191
$67,980,598  $63,108,037  $104,197,065  $93,108,192  $47,919,772  $41,323,541   $5,787,442   $4,945,096

     54,506       76,490       674,814      334,985       33,873       29,048        5,334        9,395
   (223,061)    (289,499)     (869,175)    (971,382)    (140,471)    (149,919)     (40,102)     (43,658)

   (168,555)    (213,009)     (194,361)    (636,397)    (106,598)    (120,871)     (34,768)     (34,263)

--------------------------
          Janus
        Henderson
      Flexible Bond
      Portfolio --
  Institutional Shares
-------------------------
 Year ended   Year ended
December 31, December 31,
    2019         2018
-------------------------


   $171,230     $161,087
    (59,573)    (194,443)
    601,477     (246,001)
         --           --
    713,134     (279,357)

      1,236       20,211
   (100,869)     (58,079)
 (1,081,463)  (2,284,610)
    (14,634)     (16,521)
    309,569      395,599
   (886,161)  (1,943,400)
   (173,027)  (2,222,757)
  9,430,372   11,653,129
 $9,257,345   $9,430,372

     35,981       46,700
    (71,885)    (126,638)

    (35,904)     (79,938)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                                Janus Aspen Series (continued)
                                         -----------------------------------------------------------------------------
                                                                                                       Janus
                                                   Janus                     Janus                   Henderson
                                                 Henderson                 Henderson              Global Research
                                            Forty Portfolio --        Forty Portfolio --           Portfolio --
                                           Institutional Shares         Service Shares         Institutional Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)            $(476,815)   $(115,542)   $(188,990)    $(42,305)   $(158,745)   $(121,925)
Net realized gain (loss) on investments    1,042,180      975,810      282,800      289,076    3,476,427    2,644,152
Change in unrealized appreciation
(depreciation) on investments              7,138,008   (4,916,888)   2,509,163   (1,776,114)   3,395,313   (5,553,141)
Capital gain distribution                  2,879,922    4,554,060    1,041,930    1,729,486    2,125,240           --
Increase (decrease) in net assets from
operations                                10,583,295      497,440    3,644,903      200,143    8,838,235   (3,030,914)

From capital transactions (note 4):
Net premiums                                   3,830        4,327        9,217       10,630        8,269        9,356
Death benefits                              (341,005)    (127,927)     (79,323)     (67,166)    (552,931)    (263,621)
Surrenders                                (4,157,297)  (3,584,933)  (1,402,664)  (1,424,692)  (6,523,716)  (4,914,935)
Administrative expenses                      (45,726)     (49,139)     (42,942)     (44,087)     (35,986)     (42,722)
Transfers between subaccounts
(including fixed account), net              (554,627)    (689,599)     108,555     (484,339)    (745,101)    (322,535)
Increase (decrease) in net assets from
capital transactions                      (5,094,825)  (4,447,271)  (1,407,157)  (2,009,654)  (7,849,465)  (5,534,457)
Increase (decrease) in net assets          5,488,470   (3,949,831)   2,237,746   (1,809,511)     988,770   (8,565,371)
Net assets at beginning of year           31,632,195   35,582,026   11,058,636   12,868,147   35,421,241   43,986,612
Net assets at end of year                $37,120,665  $31,632,195  $13,296,382  $11,058,636  $36,410,011  $35,421,241

Change in units (note 5):
Units purchased                               20,071       24,907       46,540       25,789       16,869       10,044
Units redeemed                              (116,772)    (121,008)     (95,871)    (101,871)    (218,731)    (186,728)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (96,701)     (96,101)     (49,331)     (76,082)    (201,862)    (176,684)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                                 Janus Aspen Series (continued)
---------------------------------------------------------------------------------------------------------------------------------
          Janus                     Janus
        Henderson                 Henderson                   Janus                     Janus                     Janus
     Global Research          Global Technology             Henderson                 Henderson                 Henderson
      Portfolio --              Portfolio --          Overseas Portfolio --     Overseas Portfolio --     Research Portfolio --
     Service Shares            Service Shares         Institutional Shares         Service Shares         Institutional Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------------------------------


   $(19,937)    $(21,592)    $(94,397)    $(33,053)     $81,536      $65,892       $6,034       $2,517    $(372,085)   $(378,691)
    205,437      355,728      555,276      943,334     (855,600)    (657,016)     (16,473)      (4,737)   2,407,259    2,582,864
    318,021     (582,087)   1,988,746   (1,143,352)   5,034,085   (3,014,728)     483,722     (400,619)   5,085,572   (5,402,574)
    181,071           --      617,155      292,001           --           --           --           --    4,027,207    2,075,139
    684,592     (247,951)   3,066,780       58,930    4,260,021   (3,605,852)     473,283     (402,839)  11,147,953   (1,123,262)

        306          575       11,819        2,489        2,436        2,806           --           --        6,563        6,660
     (4,859)     (12,673)     (80,576)     (24,862)    (145,657)    (102,346)         (92)     (21,241)    (636,558)    (549,730)
   (392,387)    (624,430)    (875,063)  (1,433,264)  (1,973,255)  (1,558,044)    (166,046)    (128,167)  (5,069,335)  (5,809,784)
     (4,913)      (5,665)     (17,191)     (19,971)     (24,983)     (29,264)      (4,451)      (5,157)     (44,349)     (53,251)
    (60,185)     (87,875)      55,310      450,181     (621,928)     (25,224)     (34,661)     (35,141)    (698,311)    (513,909)
   (462,038)    (730,068)    (905,701)  (1,025,427)  (2,763,387)  (1,712,072)    (205,250)    (189,706)  (6,441,990)  (6,920,014)
    222,554     (978,019)   2,161,079     (966,497)   1,496,634   (5,317,924)     268,033     (592,545)   4,705,963   (8,043,276)
  2,720,272    3,698,291    7,432,092    8,398,589   18,334,021   23,651,945    2,018,639    2,611,184   35,819,927   43,863,203
 $2,942,826   $2,720,272   $9,593,171   $7,432,092  $19,830,655  $18,334,021   $2,286,672   $2,018,639  $40,525,890  $35,819,927

      2,389       12,239       30,278      103,999       14,323       36,852          215        8,326       41,745       18,148
    (42,387)     (82,791)     (85,981)    (175,563)    (110,196)     (97,202)     (15,305)     (21,503)    (219,612)    (237,116)

    (39,998)     (70,552)     (55,703)     (71,564)     (95,873)     (60,350)     (15,090)     (13,177)    (177,867)    (218,968)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                            Janus Aspen Series
                                                (continued)             Legg Mason Partners Variable Equity Trust
                                         ------------------------- ---------------------------------------------------
                                                   Janus                  ClearBridge               ClearBridge
                                                 Henderson            Variable Aggressive        Variable Dividend
                                           Research Portfolio --      Growth Portfolio --      Strategy Portfolio --
                                              Service Shares               Class II                   Class I
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $(38,332)    $(41,424)    $(46,370)    $(75,259)        $275       $1,886
Net realized gain (loss) on investments      171,395      283,711        5,828      155,052      286,559      336,392
Change in unrealized appreciation
(depreciation) on investments                409,514     (493,130)   1,061,287   (1,043,203)     468,381     (879,805)
Capital gain distribution                    322,184      167,464      101,053      389,738      310,159      267,719
Increase (decrease) in net assets from
operations                                   864,761      (83,379)   1,121,798     (573,672)   1,065,374     (273,808)

From capital transactions (note 4):
Net premiums                                      --           --       12,047       66,857        2,000       11,066
Death benefits                               (40,196)     (11,045)     (10,767)     (27,817)    (116,816)      (5,507)
Surrenders                                  (386,898)    (744,335)    (446,742)    (795,355)    (445,113)    (716,861)
Administrative expenses                       (4,492)      (5,559)     (22,349)     (25,877)      (7,079)      (8,140)
Transfers between subaccounts
(including fixed account), net                (5,364)     (18,729)    (108,763)     349,028      (27,486)    (111,132)
Increase (decrease) in net assets from
capital transactions                        (436,950)    (779,668)    (576,574)    (433,164)    (594,494)    (830,574)
Increase (decrease) in net assets            427,811     (863,047)     545,224   (1,006,836)     470,880   (1,104,382)
Net assets at beginning of year            2,750,836    3,613,883    5,228,699    6,235,535    3,886,367    4,990,749
Net assets at end of year                 $3,178,647   $2,750,836   $5,773,923   $5,228,699   $4,357,247   $3,886,367

Change in units (note 5):
Units purchased                                4,578        2,556       10,028       48,187       23,004       17,676
Units redeemed                               (32,977)     (57,309)     (28,869)     (60,944)     (54,347)     (64,711)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (28,399)     (54,753)     (18,841)     (12,757)     (31,343)     (47,035)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


Legg Mason Partners Variable Equity Trust (continued)
------------------------------------------------------
       ClearBridge                 ClearBridge
    Variable Dividend       Variable Large Cap Value
  Strategy Portfolio --           Portfolio --
        Class II                     Class I
------------------------------------------------------
 Year ended     Year ended   Year ended   Year ended
December 31,   December 31, December 31, December 31,
    2019           2018         2019         2018
------------------------------------------------------


   $(40,026)      $(48,453)     $23,204     $(15,234)
    468,564        677,016      257,313      549,834
    984,471     (1,651,733)   2,102,031   (2,943,595)
    568,550        492,522      862,886      926,251
  1,981,559       (530,648)   3,245,434   (1,482,744)

    200,688         26,943       23,537        1,245
    (98,482)       (48,502)    (111,374)    (284,404)
   (675,048)    (1,057,014)  (1,317,222)  (1,814,575)
    (22,409)       (25,954)     (31,349)     (35,315)
 (1,007,651)      (877,402)     352,503     (639,559)
 (1,602,902)    (1,981,929)  (1,083,905)  (2,772,608)
    378,657     (2,512,577)   2,161,529   (4,255,352)
  7,448,495      9,961,072   12,734,764   16,990,116
 $7,827,152     $7,448,495  $14,896,293  $12,734,764

     21,008         35,987       64,210       24,807
   (107,951)      (151,956)    (111,792)    (168,630)

    (86,943)      (115,969)     (47,582)    (143,823)

                       MFS(R) Variable Insurance Trust
-----------------------------------------------------------------------------
         MFS(R)                    MFS(R)                    MFS(R)
     Investors Trust            New Discovery             Total Return
    Series -- Service         Series -- Service         Series -- Service
      Class Shares              Class Shares              Class Shares
-----------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018
-----------------------------------------------------------------------------


   $(52,435)    $(64,013)   $(250,647)   $(223,344)     $79,573      $17,285
    303,248      333,758      254,939      841,632      869,494    1,163,011
    709,288     (888,614)   1,450,387   (2,618,971)   4,425,727   (6,367,996)
    285,470      250,644    3,409,179    1,867,510    1,044,276    1,925,845
  1,245,571     (368,225)   4,863,858     (133,173)   6,419,070   (3,261,855)

      2,545        5,838      160,890        3,599      249,751       31,855
    (72,641)     (28,809)     (29,127)     (60,831)     (92,996)    (158,204)
   (592,685)    (735,505)  (1,296,619)  (1,566,284)  (3,718,935)  (3,940,065)
    (10,585)     (13,080)     (47,671)     (32,317)    (199,767)    (211,129)
   (344,720)     (49,852)   3,663,072   (1,710,249)  (1,679,569)  (1,370,462)
 (1,018,086)    (821,408)   2,450,545   (3,366,082)  (5,441,516)  (5,648,005)
    227,485   (1,189,633)   7,314,403   (3,499,255)     977,554   (8,909,860)
  4,767,106    5,956,739   11,086,204   14,585,459   37,918,280   46,828,140
 $4,994,591   $4,767,106  $18,400,607  $11,086,204  $38,895,834  $37,918,280

      3,630       12,903      162,409      118,433      208,126      233,763
    (51,154)     (56,445)     (96,150)    (262,051)    (504,448)    (603,580)

    (47,524)     (43,542)      66,259     (143,618)    (296,322)    (369,817)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                         MFS(R) Variable Insurance
                                             Trust (continued)             MFS(R) Variable Insurance Trust II
                                         ------------------------- ---------------------------------------------------
                                                                            MFS(R)
                                                  MFS(R)                 Massachusetts                MFS(R)
                                                 Utilities          Investors Growth Stock       Strategic Income
                                             Series -- Service       Portfolio -- Service      Portfolio -- Service
                                               Class Shares              Class Shares              Class Shares
                                         ------------------------- ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018         2019         2018
----------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)             $294,603    $(102,274)    $(83,367)    $(94,571)      $525         $653
Net realized gain (loss) on investments      650,865      239,861      196,372      282,513         96         (159)
Change in unrealized appreciation
(depreciation) on investments              1,805,778     (281,271)   1,474,719     (543,473)     1,882       (1,525)
Capital gain distribution                     40,010       54,427      531,235      425,878         --           --
Increase (decrease) in net assets from
operations                                 2,791,256      (89,257)   2,118,959       70,347      2,503       (1,031)

From capital transactions (note 4):
Net premiums                                   1,715        4,286        4,300        5,767         --           --
Death benefits                                24,054      (84,203)       4,707     (256,924)        --           --
Surrenders                                (1,939,336)  (1,436,823)    (621,870)  (1,711,868)        --       (2,204)
Administrative expenses                      (39,599)     (41,462)     (13,153)     (18,242)      (137)        (149)
Transfers between subaccounts
(including fixed account), net              (596,633)    (629,594)    (682,493)    (419,443)    (4,544)         370
Increase (decrease) in net assets from
capital transactions                      (2,549,799)  (2,187,796)  (1,308,509)  (2,400,710)    (4,681)      (1,983)
Increase (decrease) in net assets            241,457   (2,277,053)     810,450   (2,330,363)    (2,178)      (3,014)
Net assets at beginning of year           13,016,095   15,293,148    5,961,341    8,291,704     25,746       28,760
Net assets at end of year                $13,257,552  $13,016,095   $6,771,791   $5,961,341    $23,568      $25,746

Change in units (note 5):
Units purchased                               28,656       10,684       20,082       12,846         35           62
Units redeemed                              (110,570)     (93,386)    (102,036)    (190,748)      (433)        (249)
Net increase (decrease) in units from
capital transactions with contract
owners                                       (81,914)     (82,702)     (81,954)    (177,902)      (398)        (187)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                                 PIMCO Variable Insurance Trust
---------------------------------------------------------------------------------------------------------------------------------
                                                          International               Long-Term
                                 High Yield              Bond Portfolio            U.S. Government            Low Duration
        All Asset               Portfolio --         (U.S. Dollar Hedged) --        Portfolio --              Portfolio --
  Portfolio -- Advisor         Administrative            Administrative            Administrative            Administrative
      Class Shares              Class Shares              Class Shares              Class Shares              Class Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------------------------------


    $65,105      $93,125   $1,435,536   $1,467,377       $4,324      $(5,867)    $141,824     $248,953     $457,471      $92,440
    (17,031)      (9,308)      81,256     (140,682)      35,950       11,214      535,659     (913,409)    (126,247)    (275,603)
    507,436     (539,026)   3,638,381   (3,166,751)      55,803         (219)   3,520,084     (929,237)     649,153     (408,769)
         --           --           --           --       14,188        7,042           --      169,237           --           --
    555,510     (455,209)   5,155,173   (1,840,056)     110,265       12,170    4,197,567   (1,424,456)     980,377     (591,932)

      2,067        3,040       30,201       64,221           18           30       73,814       89,593       69,759      160,522
     (3,140)      13,933      (83,544)     (46,414)      41,361       (2,563)    (109,087)     (32,692)      (6,405)     (63,302)
   (590,717)    (611,393)  (4,935,672)  (4,432,500)    (471,412)    (214,979)  (4,453,189)  (3,844,988)  (4,677,060)  (5,104,401)
    (23,437)     (26,071)    (296,397)    (268,111)      (4,353)      (4,436)    (279,724)    (242,679)    (349,299)    (346,181)
   (724,312)    (253,708)   5,985,277    3,168,368        9,363       62,576    4,463,271    5,450,134    1,729,897    6,645,261
 (1,339,539)    (874,199)     699,865   (1,514,436)    (425,023)    (159,372)    (304,915)   1,419,368   (3,233,108)   1,291,899
   (784,029)  (1,329,408)   5,855,038   (3,354,492)    (314,758)    (147,202)   3,892,652       (5,088)  (2,252,731)     699,967
  5,902,188    7,231,596   40,478,621   43,833,113    2,166,076    2,313,278   34,646,389   34,651,477   44,145,802   43,445,835
 $5,118,159   $5,902,188  $46,333,659  $40,478,621   $1,851,318   $2,166,076  $38,539,041  $34,646,389  $41,893,071  $44,145,802

     10,815       27,759      579,536      548,321        4,097        5,192      719,325      714,459      770,693    1,249,700
    (98,599)     (85,449)    (493,473)    (596,128)     (24,859)     (13,235)    (678,876)    (602,181)  (1,039,398)  (1,142,689)

    (87,784)     (57,690)      86,063      (47,807)     (20,762)      (8,043)      40,449      112,278     (268,705)     107,011

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                               PIMCO Variable                                    State Street Variable
                                               Insurance Trust                                  Insurance Series Funds,
                                                 (continued)           Rydex Variable Trust              Inc.
                                         --------------------------- ------------------------- -------------------------
                                                    Total
                                                   Return
                                                Portfolio --                                            Income
                                               Administrative            NASDAQ -- 100(R)           V.I.S. Fund --
                                                Class Shares                   Fund                 Class 1 Shares
                                         --------------------------- ------------------------- -------------------------
                                          Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                         December 31,  December 31,  December 31, December 31, December 31, December 31,
                                             2019          2018          2019         2018         2019         2018
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)            $2,271,200    $1,662,949     $(67,307)    $(80,687)   $(198,917)    $100,883
Net realized gain (loss) on investments      (322,009)   (2,827,887)     132,907      432,561        9,717      (90,545)
Change in unrealized appreciation
(depreciation) on investments               8,811,657    (5,774,875)   1,223,706     (684,435)   1,232,237     (543,978)
Capital gain distribution                          --     2,037,138      112,927      214,254           --           --
Increase (decrease) in net assets from
operations                                 10,760,848    (4,902,675)   1,402,233     (118,307)   1,043,037     (533,640)

From capital transactions (note 4):
Net premiums                                  190,482       207,043       23,800           --       22,024        4,826
Death benefits                               (756,591)     (393,995)     (27,829)      (3,853)    (354,066)    (137,293)
Surrenders                                (18,089,467)  (21,736,722)    (251,775)    (530,531)  (1,378,360)  (1,722,512)
Administrative expenses                    (1,117,888)   (1,326,988)     (15,943)     (19,058)     (47,156)     (51,574)
Transfers between subaccounts
(including fixed account), net               (220,079)  (25,603,661)     137,196     (661,907)    (464,956)    (222,150)
Increase (decrease) in net assets from
capital transactions                      (19,993,543)  (48,854,323)    (134,551)  (1,215,349)  (2,222,514)  (2,128,703)
Increase (decrease) in net assets          (9,232,695)  (53,756,998)   1,267,682   (1,333,656)  (1,179,477)  (2,662,343)
Net assets at beginning of year           165,306,074   219,063,072    4,093,254    5,426,910   15,782,441   18,444,784
Net assets at end of year                $156,073,379  $165,306,074   $5,360,936   $4,093,254  $14,602,964  $15,782,441

Change in units (note 5):
Units purchased                             1,740,760     1,570,047       20,082      100,461       32,438       53,793
Units redeemed                             (2,949,377)   (4,875,393)     (22,217)    (172,357)    (179,286)    (204,310)
Net increase (decrease) in units from
capital transactions with contract
owners                                     (1,208,617)   (3,305,346)      (2,135)     (71,896)    (146,848)    (150,517)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1


                                   State Street Variable Insurance Series Funds, Inc. (continued)
---------------------------------------------------------------------------------------------------------
         Premier
         Growth                  Real Estate                S&P 500(R)                  Small-Cap
         Equity                  Securities                    Index                     Equity
     V.I.S. Fund --            V.I.S. Fund --             V.I.S. Fund --             V.I.S. Fund --
     Class 1 Shares            Class 1 Shares             Class 1 Shares             Class 1 Shares
----------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended    Year ended    Year ended   Year ended
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,
    2019         2018         2019         2018         2019          2018          2019         2018
----------------------------------------------------------------------------------------------------------


  $(418,555)   $(418,450)    $(97,055)    $380,649     $(241,260)     $218,877    $(431,289)   $(514,838)
    624,637    1,080,172      282,494   (1,175,007)    8,056,833    10,877,487     (127,040)     724,347
  4,754,489   (5,109,267)   6,374,008   (3,054,175)   20,043,457   (28,541,135)   4,549,053   (7,359,690)
  3,252,046    3,572,415    2,934,009      548,280     8,318,067     9,449,465    2,034,764    4,013,077
  8,212,617     (875,130)   9,493,456   (3,300,253)   36,177,097    (7,995,306)   6,025,488   (3,137,104)

     18,064       16,332       38,814       42,601       459,638       374,711       28,227       23,911
    (86,087)    (199,265)    (131,253)    (123,673)     (251,213)   (1,679,369)    (178,897)    (111,917)
 (2,545,885)  (2,982,926)  (4,162,134)  (4,918,422)  (14,193,318)  (16,411,535)  (2,748,506)  (3,253,886)
    (61,982)     (70,386)    (215,005)    (215,957)     (305,423)     (335,760)     (79,358)     (88,691)
 (1,017,931)  (1,342,349)  (1,233,503)    (483,143)   (1,038,770)   (2,566,590)    (884,183)  (2,228,195)
 (3,693,821)  (4,578,594)  (5,703,081)  (5,698,594)  (15,329,086)  (20,618,543)  (3,862,717)  (5,658,778)
  4,518,796   (5,453,724)   3,790,375   (8,998,847)   20,848,011   (28,613,849)   2,162,771   (8,795,882)
 24,920,244   30,373,968   40,405,055   49,403,902   130,222,682   158,836,531   26,186,159   34,982,041
$29,439,040  $24,920,244  $44,195,430  $40,405,055  $151,070,693  $130,222,682  $28,348,930  $26,186,159

     17,942       24,869      176,439      314,213       288,608       227,466       29,180       47,367
   (157,831)    (204,620)    (342,450)    (455,029)     (751,938)     (855,095)    (139,093)    (206,226)

   (139,889)    (179,751)    (166,011)    (140,816)     (463,330)     (627,629)    (109,913)    (158,859)


----------------------------

           Total
          Return
      V.I.S. Fund --
      Class 1 Shares
---------------------------
 Year ended    Year ended
December 31,  December 31,
    2019          2018
---------------------------


  $4,980,412    $4,074,338
 (11,588,647)   12,732,046
 103,665,993  (239,009,728)
          --   159,884,782
  97,057,758   (62,318,562)

   3,970,654     4,969,816
  (1,545,848)     (560,079)
 (66,090,594)  (56,496,478)
    (328,565)     (381,159)
  (3,167,612)   (5,540,533)
 (67,161,965)  (58,008,433)
  29,895,793  (120,326,995)
 721,183,377   841,510,372
$751,079,170  $721,183,377

   1,847,735     3,425,823
  (5,578,317)   (6,564,934)

  (3,730,582)   (3,139,111)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                          State Street Variable Insurance Series Funds, Inc.
                                                              (continued)                        The Alger Portfolios
                                         ----------------------------------------------------- -------------------------
                                                                                                         Alger
                                                    Total                      U.S.                    Large Cap
                                                   Return                     Equity                    Growth
                                               V.I.S. Fund --             V.I.S. Fund --             Portfolio --
                                               Class 3 Shares             Class 1 Shares           Class I-2 Shares
                                         --------------------------- ------------------------- -------------------------
                                          Year ended    Year ended    Year ended   Year ended   Year ended   Year ended
                                         December 31,  December 31,  December 31, December 31, December 31, December 31,
                                             2019          2018          2019         2018         2019         2018
------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $372,617     $(728,847)   $(187,337)   $(170,284)   $(388,174)   $(432,230)
Net realized gain (loss) on investments    (8,287,842)   15,553,068      647,572      780,546      981,911    1,563,183
Change in unrealized appreciation
(depreciation) on investments              67,279,342  (163,129,738)   3,746,647   (3,395,008)   4,880,665   (5,132,052)
Capital gain distribution                          --   104,312,914    1,235,374    1,915,201      477,611    4,601,589
Increase (decrease) in net assets from
operations                                 59,364,117   (43,992,603)   5,442,256     (869,545)   5,952,013      600,490

From capital transactions (note 4):
Net premiums                                  760,970     1,219,212       11,657        2,251        4,510        2,127
Death benefits                             (1,127,935)   (1,385,564)    (208,168)     (29,757)  (1,666,468)    (382,321)
Surrenders                                (52,042,539)  (87,264,644)  (2,201,189)  (2,391,218)  (2,420,194)  (3,287,661)
Administrative expenses                    (2,788,962)   (3,067,425)     (58,696)     (63,256)     (30,679)     (37,130)
Transfers between subaccounts
(including fixed account), net            (13,691,891)  (14,030,212)  (1,071,159)  (1,050,166)    (846,637)    (223,207)
Increase (decrease) in net assets from
capital transactions                      (68,890,357) (104,528,633)  (3,527,555)  (3,532,146)  (4,959,468)  (3,928,192)
Increase (decrease) in net assets          (9,526,240) (148,521,236)   1,914,701   (4,401,691)     992,545   (3,327,702)
Net assets at beginning of year           467,140,607   615,661,843   19,506,573   23,908,264   24,702,155   28,029,857
Net assets at end of year                $457,614,367  $467,140,607  $21,421,274  $19,506,573  $25,694,700  $24,702,155

Change in units (note 5):
Units purchased                             2,119,411     2,310,507       27,852       36,194       15,344       27,811
Units redeemed                             (7,094,624)  (10,245,080)    (177,711)    (197,624)    (202,628)    (167,611)
Net increase (decrease) in units from
capital transactions with contract
owners                                     (4,975,213)   (7,934,573)    (149,859)    (161,430)    (187,284)    (139,800)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

  The Alger Portfolios
       (continued)                                              The Prudential Series Fund
---------------------------------------------------------------------------------------------------------------------------------
          Alger                   Jennison                                                                         SP
        Small Cap                   20/20                                              Natural                International
         Growth                     Focus                   Jennison                  Resources                  Growth
      Portfolio --              Portfolio --              Portfolio --              Portfolio --              Portfolio --
    Class I-2 Shares           Class II Shares           Class II Shares           Class II Shares           Class II Shares
---------------------------------------------------------------------------------------------------------------------------------
 Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended   Year ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2019         2018         2019         2018         2019         2018         2019         2018         2019         2018
---------------------------------------------------------------------------------------------------------------------------------


  $(271,478)   $(300,962)    $(80,722)    $(93,564)    $(82,835)    $(89,816)   $(577,882)   $(587,092)      $--          $(9)
    676,144      510,941      462,331      519,319      453,617      412,707     (896,778)     (79,944)       11           64
  3,101,881     (632,555)     837,729     (769,924)   1,052,222     (404,187)   4,363,877   (6,820,702)        7          (94)
    963,120      754,262           --           --           --           --           --           --        --           --
  4,469,667      331,686    1,219,338     (344,169)   1,423,004      (81,296)   2,889,217   (7,487,738)       18          (39)

      6,738        3,715        1,378        1,092      392,724       19,007       25,320       68,243        --           --
    (86,706)    (355,788)         855       (1,417)     (77,284)     (94,605)     (78,168)     (67,348)       --           --
 (2,363,281)  (2,734,968)    (592,745)    (322,788)    (223,829)    (535,130)  (3,482,016)  (3,585,221)     (184)        (677)
    (25,554)     (30,986)     (18,864)     (20,601)     (25,585)     (28,004)    (326,576)    (314,971)       --           (4)
   (986,076)    (195,506)    (195,076)    (561,169)    (674,756)       8,295    1,802,726    9,867,285        (4)          (1)
 (3,454,879)  (3,313,533)    (804,452)    (904,883)    (608,730)    (630,437)  (2,058,714)   5,967,988      (188)        (682)
  1,014,788   (2,981,847)     414,886   (1,249,052)     814,274     (711,733)     830,503   (1,519,750)     (170)        (721)
 17,041,734   20,023,581    4,893,643    6,142,695    4,864,035    5,575,768   32,877,728   34,397,478       170          891
$18,056,522  $17,041,734   $5,308,529   $4,893,643   $5,678,309   $4,864,035  $33,708,231  $32,877,728       $--         $170

     57,989       43,064        1,611        5,048       13,717       11,231    1,229,536    2,811,860        --           --
   (181,553)    (168,912)     (25,710)     (31,500)     (29,340)     (28,883)  (1,537,573)  (1,811,912)      (14)         (49)

   (123,564)    (125,848)     (24,099)     (26,452)     (15,623)     (17,652)    (308,037)     999,948       (14)         (49)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                           The Prudential Series     Wells Fargo Variable
                                             Fund (continued)                Trust
                                         ------------------------- -------------------------
                                                    SP
                                                Prudential                Wells Fargo
                                               U.S. Emerging               VT Omega
                                                  Growth                    Growth
                                               Portfolio --                 Fund --
                                              Class II Shares               Class 2
                                         ------------------------- -------------------------
                                          Year ended   Year ended   Year ended   Year ended
                                         December 31, December 31, December 31, December 31,
                                             2019         2018         2019         2018
--------------------------------------------------------------------------------------------

Increase (decrease) in net assets

From operations:
Net investment income (expense)              $(285)       $(279)     $(121,836)   $(123,070)
Net realized gain (loss) on investments        720          381        186,655      206,865
Change in unrealized appreciation
(depreciation) on investments                4,811       (1,770)     1,280,165     (914,057)
Capital gain distribution                       --           --        978,561      821,699
Increase (decrease) in net assets from
operations                                   5,246       (1,668)     2,323,545       (8,563)

From capital transactions (note 4):
Net premiums                                    --           --        424,147       38,088
Death benefits                                  --           --       (160,316)    (191,902)
Surrenders                                    (943)        (406)      (481,588)    (578,589)
Administrative expenses                        (28)         (28)       (39,803)     (39,696)
Transfers between subaccounts
(including fixed account), net                  (1)          --       (636,304)    (353,941)
Increase (decrease) in net assets from
capital transactions                          (972)        (434)      (893,864)  (1,126,040)
Increase (decrease) in net assets            4,274       (2,102)     1,429,681   (1,134,603)
Net assets at beginning of year             15,473       17,575      6,895,652    8,030,255
Net assets at end of year                  $19,747      $15,473     $8,325,333   $6,895,652

Change in units (note 5):
Units purchased                                 --           --         20,061        9,388
Units redeemed                                 (36)         (18)       (48,867)     (50,098)
Net increase (decrease) in units from
capital transactions with contract
owners                                         (36)         (18)       (28,806)     (40,710)

See accompanying notes to financial statements.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                         Notes to Financial Statements

                               December 31, 2019

(1)Description of Entity

   Genworth Life & Annuity VA Separate Account 1 (the "Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. GLAIC is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of GLAIC's former ultimate parent company acquired GLAIC on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, GLAIC became a direct, wholly-owned subsidiary of GLIC. GLAIC is an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth").

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd. ("Parent"), a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and a direct, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into Genworth with Genworth surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance (the "Merger"). China Oceanwide has agreed to acquire all of Genworth's outstanding common stock for a total transaction value of approximately $2.7 billion, or $5.43 per share in cash. At a special meeting held on March 7, 2017, Genworth's stockholders voted on and approved a proposal to adopt the Merger Agreement. The closing of the transaction remains subject to other closing conditions and regulatory re-approvals.

   GLAIC has a 34.5% investment in an affiliate, Genworth Life Insurance Company of New York.

   GLAIC's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

   GLAIC's principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contract owners who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, GLAIC suspended sales of traditional life insurance and fixed annuity products. GLAIC, however, continues to service its existing retained and reinsured blocks of business.

   GLAIC also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, including group variable annuities offered through retirement plans, variable life insurance and funding agreements. Most of its variable annuities include guaranteed minimum death benefits. Some of GLAIC's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits and certain types of guaranteed annuitization benefits.

   GLAIC does business in Bermuda, the District of Columbia and all states, except New York.

   The Separate Account has subaccounts that currently invest in series or portfolios ("Portfolios") of open-end mutual funds ("Funds"). Such Portfolios are not sold directly to the general public. The Portfolios are sold to GLAIC, and they may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019


   Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

   The assets of the Separate Account belong to GLAIC. However, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

   The Separate Account is registered with the U.S. Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

   On June 3, 2019, Dreyfus -- Dreyfus Investment Portfolios MidCap Stock Portfolio -- Initial Shares changed its name to BNY Mellon -- BNY Mellon Investment Portfolios -- MidCap Stock Portfolio -- Initial Shares.

   On June 3, 2019, Dreyfus -- Dreyfus Variable Investment Fund -- Government Money Market Portfolio changed its name to BNY Mellon -- BNY Mellon Variable Investment Fund -- Government Money Market Portfolio.

   On June 3, 2019, Dreyfus -- The Dreyfus Sustainable U.S. Equity Portfolio, Inc. -- Initial Shares changed its name to BNY Mellon -- BNY Mellon Sustainable U.S. Equity Portfolio, Inc. -- Initial Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Non-Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Capital Appreciation Fund -- Series I Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Capital Appreciation Fund/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Capital Appreciation Fund -- Series II Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Non-Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Conservative Balanced Fund -- Series I Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Conservative Balanced Fund/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Conservative Balanced Fund -- Series II Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Non-Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund -- Series I Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Discovery Mid Cap Growth Fund/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund -- Series II Shares.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019


   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Global Fund/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Global Fund -- Series II Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Global Strategic Income Fund/VA -- Non-Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Global Strategic Income Fund -- Series I Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Main Street Fund(R)/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Main Street Fund(R) -- Series II Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Main Street Small Cap Fund(R)/VA -- Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Main Street Small Cap Fund(R) -- Series II Shares.

   On May 27, 2019, Oppenheimer Variable Account Funds -- Oppenheimer Total Return Bond Fund/VA -- Non-Service Shares changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco Oppenheimer V.I. Total Return Bond Fund -- Series I Shares.

   On May 1, 2019, Franklin Templeton Variable Insurance Products Trust -- Franklin Founding Funds Allocation VIP Fund -- Class 2 Shares changed its name to Franklin Templeton Variable Insurance Products Trust -- Franklin Allocation VIP Fund -- Class 2 Shares.

   On August 17, 2018, Federated Insurance Series -- Federated Managed Tail Risk Fund II - Primary Shares was liquidated, and the cash was reinvested in Federated Insurance Series -- Federated Managed Volatility Fund II -- Primary Shares.

   On July 30, 2018, PIMCO Variable Insurance Trust -- Foreign Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares changed its name to PIMCO Variable Insurance Trust -- International Bond Portfolio (U.S. Dollar Hedged) -- Administrative Class Shares.

   On June 29, 2018, Deutsche Variable Series I -- Deutsche Capital Growth VIP -- Class B Shares changed its name to Deutsche DWS Variable Series I -- DWS Capital Growth VIP -- Class B Shares.

   On June 29, 2018, Deutsche Variable Series II -- Deutsche CROCI(R) U.S. VIP -- Class B Shares changed its name to Deutsche DWS Variable Series II -- DWS CROCI(R) U.S. VIP -- Class B Shares.

   On June 29, 2018, Deutsche Variable Series II -- Deutsche Small Mid Cap Value VIP -- Class B Shares changed its name to Deutsche DWS Variable Series II -- DWS Small Mid Cap Value VIP -- Class B Shares.

   On May 1, 2018, Columbia Funds Variable Series Trust II -- Variable Portfolio -- Loomis Sayles Growth Fund -- Class 1 changed its name to Columbia Funds Variable Series Trust II -- CTIVPSM -- Loomis Sayles Growth Fund -- Class 1.

   On May 1, 2018, Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Select International Equity Fund -- Class 2 changed its name to Columbia Funds Variable Series Trust II -- Columbia Variable Portfolio -- Overseas Core Fund -- Class 2.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019


   As of December 31, 2019, AIM Variable Insurance Funds (Invesco Variable Insurance Funds)- Invesco V.I. Mid Cap Growth Fund -- Series I shares, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Managed Volatility Fund -- Series I shares, and The Prudential Series Fund -- Equity Portfolio -- Class II Shares were available as investment options under the contract, but not shown on the statements as there was no activity from January 1, 2018 through December 31, 2019.

   All designated Portfolios listed above are series type mutual funds.

(2)Summary of Significant Accounting Policies

  (a) Basis of Presentation

   These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates. Prior year balances related to funds liquidated in 2018 are not disclosed in the Statements of Changes in Net Assets as they are no longer active in 2019. The Separate Account is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services -- Investment Companies.

  (b) Investments

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses a market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

   Valuation Inputs: Various inputs are used to determine the value of the mutual fund's investments. These inputs are summarized in the three broad levels listed below:

  .  Level 1 -- quoted prices in active markets for identical securities;

  . Level 2 -- observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk); and

  .  Level 3 -- unobservable inputs.

   The investments of the Separate Account are measured at fair value on a recurring basis. All investments are categorized as Level 1 as of December 31, 2019 and there were no transfers between the levels during 2019.

   Purchases and redemptions of investments in mutual funds are recorded on the Valuation Day the request for the purchase or redemption is received. A Valuation Day is any day that the New York Stock Exchange is open for regular trading, except for days on which a Portfolio does not value its shares. Income distributions, and gains from realized gain distributions, are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (c) Unit Classes

   There are several unit classes of subaccounts based on the variable annuity contract through which the subaccounts are available. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

noted in note 4(a) below. In January 2011, Genworth announced that its insurance company subsidiaries, including GLAIC, would discontinue new sales of variable annuity products but would continue to service existing blocks of business. Although the contracts are no longer available for new sales, additional purchase payments may still be accepted under the terms of the contracts.

  (d) Federal Income Taxes

   The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

  (e) Payments During Annuitization

   Net assets allocated to the contracts in variable payout stages ("variable annuitization") are computed in accordance with the mortality tables in effect at the time of contract issue. The default assumed interest rate is an effective annual rate of 3% for all variable annuitizations paid on a life contingency basis, with the exception of those contract owners who have annuitized while electing the Payment Optimizer Plus rider option. Under this rider option, the assumed interest rate is 4%. For contract owners who have purchased the RetireReady/SM/ Retirement Answer variable annuity, the assumed interest rate is 3.5%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

  (f) Subsequent Events

   Subsequent to December 31, 2019, the coronavirus pandemic has disrupted the global economy and financial markets; business operations; and consumer behavior and confidence. As a result, the Separate Account could experience significant declines in net assets. The coronavirus pandemic could also disrupt medical and financial services and has resulted in Genworth practicing social distancing with its employees through office closures, all of which could disrupt the Separate Accounts normal business operations. While the impact of the developing coronavirus pandemic is very difficult to predict, the related outcomes and impact on the Separate Account will depend on the length of the pandemic and shape of the economic recovery. The Separate Account is continuing to monitor pandemic developments and the potential financial impacts on its business. Contract owners should continue to monitor their account values.

   No material subsequent events have occurred since December 31, 2019 through April 22, 2020, the date the financial statements were issued, that would require adjustment to the financial statements.

(3)Purchases and Sales of Investments

   The aggregate cost of investments acquired, and the aggregate proceeds of investments sold, for the year ended December 31, 2019 were:

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- -----------
AB Variable Products
  Series Fund, Inc.
   AB Balanced Wealth
     Strategy Portfolio
     -- Class B........... $ 2,112,890 $ 2,589,270
   AB Global Thematic
     Growth Portfolio --
     Class B..............     211,697     481,077
   AB Growth and Income
     Portfolio -- Class B.  11,086,210  12,354,258
   AB International
     Value Portfolio --
     Class B..............   4,471,228   8,327,627
   AB Large Cap Growth
     Portfolio -- Class B.   4,021,289   3,155,766
   AB Small Cap Growth
     Portfolio -- Class B.   2,865,724   2,559,175

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                           Cost of     Proceeds
                            Shares       from
Fund/Portfolio             Acquired   Shares Sold
--------------            ----------- -----------
AIM Variable Insurance
  Funds (Invesco
  Variable Insurance
  Funds)
   Invesco Oppenheimer
     V.I. Capital
     Appreciation Fund
     -- Series I Shares.. $ 2,934,605 $ 4,990,716
   Invesco Oppenheimer
     V.I. Capital
     Appreciation Fund
     -- Series II Shares.     899,414   1,109,261
   Invesco Oppenheimer
     V.I. Conservative
     Balanced Fund --
     Series I Shares.....     841,890   1,637,407
   Invesco Oppenheimer
     V.I. Conservative
     Balanced Fund --
     Series II Shares....   3,672,215   4,392,916
   Invesco Oppenheimer
     V.I. Discovery Mid
     Cap Growth Fund --
     Series I Shares.....   3,669,910   4,450,289
   Invesco Oppenheimer
     V.I. Discovery Mid
     Cap Growth Fund --
     Series II Shares....   3,848,467   1,724,283
   Invesco Oppenheimer
     V.I. Global Fund --
     Series II Shares....  16,174,440  15,771,880
   Invesco Oppenheimer
     V.I. Global
     Strategic Income
     Fund -- Series I
     Shares..............     182,928     488,796
   Invesco Oppenheimer
     V.I. Main Street
     Fund(R) -- Series
     II Shares...........  27,051,860  33,086,445
   Invesco Oppenheimer
     V.I. Main Street
     Small Cap Fund(R)
     -- Series II Shares.   6,150,168   7,960,539
   Invesco Oppenheimer
     V.I. Total Return
     Bond Fund -- Series
     I Shares............   1,046,899   1,370,789
   Invesco V.I. American
     Franchise Fund --
     Series I shares.....   8,474,543   2,527,503
   Invesco V.I. American
     Franchise Fund --
     Series II shares....   1,348,570   1,596,468
   Invesco V.I. Comstock
     Fund -- Series II
     shares..............   4,167,300   3,967,687
   Invesco V.I. Core
     Equity Fund --
     Series I shares.....  20,204,403  30,344,574
   Invesco V.I. Equity
     and Income Fund --
     Series II shares....   3,437,395   3,964,157
   Invesco V.I. Global
     Real Estate Fund --
     Series II shares....      31,930      58,920
   Invesco V.I.
     Government
     Securities Fund --
     Series I shares.....          --       2,934
   Invesco V.I.
     International
     Growth Fund --
     Series II shares....   6,280,084  12,445,574
   Invesco V.I.
     Technology Fund --
     Series I shares.....          --      36,965
   Invesco V.I. Value
     Opportunities Fund
     -- Series II shares.   1,091,698     810,156
American Century
  Variable Portfolios
  II, Inc.
   VP Inflation
     Protection Fund --
     Class II............   7,120,752  10,452,564
American Century
  Variable Portfolios,
  Inc.
   VP Income & Growth
     Fund -- Class I.....      66,317      93,492
   VP International Fund
     -- Class I..........      59,439     137,454
   VP Ultra(R) Fund --
     Class I.............       9,080      17,486
   VP Value Fund --
     Class I.............       5,184       3,998
BNY Mellon
   BNY Mellon Investment
     Portfolios --
     MidCap Stock
     Portfolio --
     Initial Shares......       7,427       6,794
   BNY Mellon
     Sustainable U.S.
     Equity Portfolio,
     Inc. -- Initial
     Shares..............     320,846     176,998
   BNY Mellon Variable
     Investment Fund --
     Government Money
     Market Portfolio....   1,815,981   1,845,122
BlackRock Variable
  Series Funds, Inc.
   BlackRock Advantage
     U.S. Total Market
     V.I. Fund --
     Class III Shares....     962,796     897,718
   BlackRock Basic Value
     V.I. Fund --
     Class III Shares....   6,284,605   7,438,471
   BlackRock Global
     Allocation V.I.
     Fund -- Class III
     Shares..............  18,972,964  49,512,945
   BlackRock Large Cap
     Focus Growth V.I.
     Fund -- Class III
     Shares..............   1,771,103     339,617
Columbia Funds Variable
  Series Trust II
   CTIVP/SM/ -- Loomis
     Sayles Growth Fund
     -- Class 1..........   2,669,517  12,968,433
   Columbia Variable
     Portfolio --
     Overseas Core Fund
     -- Class 2..........   2,439,922   2,146,755
Deutsche DWS Variable
  Series I
   DWS Capital Growth
     VIP -- Class B
     Shares..............       1,272      11,004
Deutsche DWS Variable
  Series II
   DWS CROCI(R) U.S. VIP
     -- Class B Shares...       8,488      10,117
   DWS Small Mid Cap
     Value VIP --
     Class B Shares......       1,471       1,381

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                             Cost of     Proceeds
                              Shares       from
Fund/Portfolio               Acquired   Shares Sold
--------------             ------------ ------------
Eaton Vance Variable
  Trust
   VT Floating -- Rate
     Income Fund.......... $  8,993,413 $ 18,227,882
Federated Insurance
  Series
   Federated High Income
     Bond Fund II --
     Primary Shares.......      959,890    1,990,403
   Federated High Income
     Bond Fund II --
     Service Shares.......      945,861    2,181,611
   Federated Kaufmann
     Fund II -- Service
     Shares...............    2,235,449    4,395,458
   Federated Managed
     Volatility Fund II
     -- Primary Shares....    1,108,362    1,496,991
Fidelity(R) Variable
  Insurance Products Fund
   VIP Asset Manager/SM/
     Portfolio --
     Initial Class........    2,411,618    5,591,054
   VIP Asset Manager/SM/
     Portfolio --
     Service Class 2......      420,309      843,542
   VIP Balanced
     Portfolio --
     Service Class 2......   10,786,722   11,928,341
   VIP Contrafund(R)
     Portfolio --
     Initial Class........   13,729,196   16,548,250
   VIP Contrafund(R)
     Portfolio --
     Service Class 2......   17,155,818   29,362,389
   VIP Dynamic Capital
     Appreciation
     Portfolio --
     Service Class 2......      336,814      336,350
   VIP Equity-Income
     Portfolio --
     Initial Class........    7,083,302   10,920,617
   VIP Equity-Income
     Portfolio --
     Service Class 2......   10,380,064   14,523,089
   VIP Growth & Income
     Portfolio --
     Initial Class........    2,684,939    3,194,470
   VIP Growth & Income
     Portfolio --
     Service Class 2......    2,078,192    2,605,950
   VIP Growth
     Opportunities
     Portfolio --
     Initial Class........    3,389,186    3,699,928
   VIP Growth
     Opportunities
     Portfolio --
     Service Class 2......    5,893,081    7,662,892
   VIP Growth Portfolio
     -- Initial Class.....    4,657,535   10,785,428
   VIP Growth Portfolio
     -- Service Class 2...    2,545,667    3,955,754
   VIP Investment Grade
     Bond Portfolio --
     Service Class 2......   17,404,335   23,687,444
   VIP Mid Cap Portfolio
     -- Initial Class.....        1,121        3,601
   VIP Mid Cap Portfolio
     -- Service Class 2...   22,720,597   26,423,709
   VIP Overseas
     Portfolio --
     Initial Class........    1,274,684    4,711,841
   VIP Value Strategies
     Portfolio --
     Service Class 2......      367,565      550,817
Franklin Templeton
  Variable Insurance
  Products Trust
   Franklin Allocation
     VIP Fund -- Class 2
     Shares...............    8,478,070   14,046,879
   Franklin Income VIP
     Fund -- Class 2
     Shares...............   30,985,215   56,490,757
   Franklin Large Cap
     Growth VIP Fund --
     Class 2 Shares.......       23,622       40,212
   Franklin Mutual
     Shares VIP Fund --
     Class 2 Shares.......    2,100,913    3,926,077
   Templeton Foreign VIP
     Fund -- Class 1
     Shares...............      438,212    1,329,769
   Templeton Foreign VIP
     Fund -- Class 2
     Shares...............       93,066      132,951
   Templeton Global Bond
     VIP Fund -- Class 1
     Shares...............      438,897      658,124
   Templeton Growth VIP
     Fund -- Class 2
     Shares...............    2,391,079    2,098,766
Goldman Sachs Variable
  Insurance Trust
   Goldman Sachs
     Government Money
     Market Fund --
     Service Shares.......  147,329,611  161,697,716
   Goldman Sachs Large
     Cap Value Fund --
     Institutional Shares.      384,780      842,660
   Goldman Sachs Mid Cap
     Value Fund --
     Institutional Shares.    2,721,843    7,453,732
JPMorgan Insurance Trust
   JPMorgan Insurance
     Trust Core Bond
     Portfolio -- Class 1.      529,639      758,086
   JPMorgan Insurance
     Trust Mid Cap Value
     Portfolio -- Class 1.       63,082      106,585
   JPMorgan Insurance
     Trust Small Cap
     Core Portfolio --
     Class 1..............       30,490       40,385
   JPMorgan Insurance
     Trust U.S. Equity
     Portfolio -- Class 1.      230,437      444,365

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                            Cost of     Proceeds
                             Shares       from
Fund/Portfolio              Acquired   Shares Sold
--------------             ----------- ------------
Janus Aspen Series
   Janus Henderson
     Balanced Portfolio
     -- Institutional
     Shares............... $ 5,878,211 $ 11,235,206
   Janus Henderson
     Balanced Portfolio
     -- Service Shares....  16,457,958   21,092,250
   Janus Henderson
     Enterprise
     Portfolio --
     Institutional Shares.   4,597,248    9,080,150
   Janus Henderson
     Enterprise
     Portfolio --
     Service Shares.......     453,861      930,356
   Janus Henderson
     Flexible Bond
     Portfolio --
     Institutional Shares.   1,149,303    1,859,324
   Janus Henderson Forty
     Portfolio --
     Institutional Shares.   4,030,159    6,512,126
   Janus Henderson Forty
     Portfolio --
     Service Shares.......   2,559,040    3,111,048
   Janus Henderson
     Global Research
     Portfolio --
     Institutional Shares.   2,947,757    8,706,954
   Janus Henderson
     Global Research
     Portfolio --
     Service Shares.......     234,710      535,863
   Janus Henderson
     Global Technology
     Portfolio --
     Service Shares.......   1,133,395    1,526,884
   Janus Henderson
     Overseas Portfolio
     -- Institutional
     Shares...............     793,346    3,461,373
   Janus Henderson
     Overseas Portfolio
     -- Service Shares....      41,647      241,046
   Janus Henderson
     Research Portfolio
     -- Institutional
     Shares...............   5,318,006    8,118,471
   Janus Henderson
     Research Portfolio
     -- Service Shares....     398,371      551,685
Legg Mason Partners
  Variable Equity Trust
   ClearBridge Variable
     Aggressive Growth
     Portfolio --
     Class II.............     443,963      965,861
   ClearBridge Variable
     Dividend Strategy
     Portfolio -- Class I.     844,565    1,130,753
   ClearBridge Variable
     Dividend Strategy
     Portfolio --
     Class II.............   1,064,357    2,141,395
   ClearBridge Variable
     Large Cap Value
     Portfolio -- Class I.   2,191,901    2,390,162
MFS(R) Variable
  Insurance Trust
   MFS(R) Investors
     Trust Series --
     Service Class Shares.     396,510    1,182,251
   MFS(R) New Discovery
     Series -- Service
     Class Shares.........   8,546,397    2,957,090
   MFS(R) Total Return
     Series -- Service
     Class Shares.........   4,872,337    9,202,242
   MFS(R) Utilities
     Series -- Service
     Class Shares.........   1,327,367    3,545,185
MFS(R) Variable
  Insurance Trust II
   MFS(R) Massachusetts
     Investors Growth
     Stock Portfolio --
     Service Class Shares.     860,996    1,292,571
   MFS(R) Strategic
     Income Portfolio --
     Service Class Shares.       1,302        5,460
PIMCO Variable Insurance
  Trust
   All Asset Portfolio
     -- Advisor
     Class Shares.........     313,609    1,589,578
   High Yield Portfolio
     -- Administrative
     Class Shares.........  12,132,155   10,073,466
   International Bond
     Portfolio (U.S.
     Dollar Hedged) --
     Administrative
     Class Shares.........     136,767      543,361
   Long-Term U.S.
     Government
     Portfolio --
     Administrative
     Class Shares.........  13,733,781   14,093,737
   Low Duration
     Portfolio --
     Administrative
     Class Shares.........  10,133,339   12,952,622
   Total Return
     Portfolio --
     Administrative
     Class Shares.........  31,860,925   50,543,845
Rydex Variable Trust
   NASDAQ -- 100(R) Fund..     446,170      619,498
State Street Variable
  Insurance Series
  Funds, Inc.
   Income V.I.S. Fund --
     Class 1 Shares.......     476,066    2,905,016
   Premier Growth Equity
     V.I.S. Fund --
     Class 1 Shares.......   3,763,071    4,637,877
   Real Estate
     Securities V.I.S.
     Fund -- Class 1
     Shares...............   7,726,642   10,561,761
   S&P 500(R) Index
     V.I.S. Fund --
     Class 1 Shares.......  17,186,933   24,236,319
   Small-Cap Equity
     V.I.S. Fund --
     Class 1 Shares.......   2,967,290    5,227,399
   Total Return V.I.S.
     Fund -- Class 1
     Shares...............  51,296,830  113,686,779
   Total Return V.I.S.
     Fund -- Class 3
     Shares...............  34,264,500  102,751,693
   U.S. Equity V.I.S.
     Fund -- Class 1
     Shares...............   1,954,304    4,440,513

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                           Cost of    Proceeds
                            Shares      from
Fund/Portfolio             Acquired  Shares Sold
--------------            ---------- -----------
The Alger Portfolios
   Alger Large Cap
     Growth Portfolio --
     Class I-2 Shares.... $  978,618 $5,724,393
   Alger Small Cap
     Growth Portfolio --
     Class I-2 Shares....  2,535,055  5,299,242
The Prudential Series
  Fund
   Jennison 20/20 Focus
     Portfolio --
     Class II Shares.....     39,112    923,013
   Jennison Portfolio --
     Class II Shares.....    526,699  1,218,563
   Natural Resources
     Portfolio --
     Class II Shares.....  7,230,577  9,850,094
   SP International
     Growth Portfolio --
     Class II Shares.....         --        188
   SP Prudential U.S.
     Emerging Growth
     Portfolio --
     Class II Shares.....         --      1,257
Wells Fargo Variable
  Trust
   Wells Fargo VT Omega
     Growth Fund --
     Class 2.............  1,584,942  1,622,606

(4)Related Party Transactions

  (a) GLAIC

   Net purchase payments (premiums) transferred from GLAIC to the Separate Account represent gross premiums recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

   Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

   Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes, as well as any additional benefits provided under the contract such as optional benefits, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges, as well as through certain electable rider options, are assessed through the daily unit value calculation. Those fees are assessed on the contract owner's daily average net assets in the Separate Account. Other charges assessed to cover certain other administrative expenses, as well as certain optional riders, are assessed by the redemption of units. Note 6 presents the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019


   The Separate Account assesses charges associated with the contracts issued. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account.

 Mortality and Expense Risk Charge      0.40% -- 2.80% of the daily value of
 (including benefit rider options)      the assets invested in each Portfolio
 This charge is assessed through a      (fund).
 reduction in unit values.

 Administrative Charge                  0.15% -- 0.35% of the daily value of
 This charge is assessed through a      the assets invested in each fund.
 reduction in unit values.

 Annual Administrative Charge           $0 -- $30 per contract year invested
 This charge is assessed through a      in each fund.
 redemption in units.

 Surrender Charge                       0.00% -- 9.00% on the value of the
 This charge is assessed through a      accumulation units purchased.
 redemption in units.

  (b) Accrued Expenses Payable to Affiliate

   Charges and deductions made under the contracts for services and benefits unpaid at year-end are accrued and payable to GLAIC.

  (c) Bonus Credit

   For certain contracts, transfers from the General Account for payments by GLAIC were paid in the form of bonus credits. Bonus credits are amounts that are added by GLAIC to the premium payments received from contract owners.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts, variable life insurance policies, and certain guaranteed income annuity contracts issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

(5)Capital Transactions

   All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2019 and 2018 is reflected in the Statements of Changes in Net Assets.

(6)Financial Highlights

   GLAIC's variable annuity products have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values, and total returns. A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2019, 2018, 2017, 2016, and 2015 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented due to the timing of the introduction of new products or funds.

   Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2019 and were available to contract owners during 2019. The following funds were not disclosed but were available to contract owners as they had no outstanding units as of December 31, 2019: AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Mid Cap Growth Fund -- Series I shares, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Government Securities Fund -- Series I shares, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Managed Volatility Fund -- Series I shares, AIM Variable Insurance Funds (Invesco Variable Insurance Funds) -- Invesco V.I. Technology Fund -- Series I shares, The Prudential Series Fund -- Equity Portfolio -- Class II Shares, and The Prudential Series Fund -- SP International Growth Portfolio -- Class II Shares.

                                    Expense as a                             Net   Investment
                                    % of Average                            Assets   Income
                                   Net Assets (1)   Units      Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- ---------- -------------- ------ ---------- --------------------
AB Variable Products Series Fund,
  Inc.
 AB Balanced Wealth Strategy
   Portfolio -- Class B
   2019........................... 1.45% to 2.95%    843,059 15.18 to 10.36 12,050   2.25%      16.49% to    7.63%
   2018........................... 1.45% to 2.55%    988,327 13.03 to 11.47 12,203   1.64%     (7.77)% to  (8.81)%
   2017........................... 1.45% to 2.55%  1,140,590 14.13 to 12.58 15,309   1.79%      13.95% to   12.68%
   2016........................... 1.45% to 2.55%  1,323,222 12.40 to 11.17 15,601   1.65%       2.93% to    1.79%
   2015........................... 1.45% to 2.55%  1,408,677 12.05 to 10.97 16,209   1.96%     (0.17)% to  (1.29)%
 AB Global Thematic Growth
   Portfolio -- Class B
   2019........................... 1.45% to 1.70%     90,755 25.51 to 13.81  2,135   0.16%      27.90% to   27.58%
   2018........................... 1.45% to 2.10%    108,308 19.94 to 13.16  1,988   0.00%    (11.30)% to (11.88)%
   2017........................... 1.45% to 2.10%    235,133 22.48 to 14.93  5,051   0.30%      34.33% to   33.45%
   2016........................... 1.45% to 2.10%    140,451 16.74 to 11.19  2,138   0.00%     (2.31)% to  (2.95)%
   2015........................... 1.45% to 2.10%    167,574 17.13 to 11.53  2,623   0.00%       1.16% to    0.49%
 AB Growth and Income
   Portfolio -- Class B
   2019........................... 1.15% to 2.70%  1,589,475 33.47 to 10.62 43,446   1.02%      22.19% to   13.24%
   2018........................... 1.15% to 2.30%  1,812,252 27.39 to 17.62 40,557   0.72%     (6.93)% to  (8.02)%
   2017........................... 1.15% to 2.30%  1,853,902 29.43 to 19.16 44,847   1.25%      17.24% to   15.88%
   2016........................... 1.15% to 2.30%  2,080,048 25.10 to 16.53 43,003   0.82%       9.79% to    8.52%
   2015........................... 1.15% to 2.30%  2,375,736 22.86 to 15.23 45,113   1.17%       0.26% to  (0.91)%
 AB International Value
   Portfolio -- Class B
   2019........................... 1.45% to 2.95%  3,806,411 11.12 to 10.59 29,281   0.77%      15.10% to   12.54%
   2018........................... 1.45% to 2.55%  4,300,130  9.66 to  5.00 28,780   1.12%    (24.10)% to (24.95)%
   2017........................... 1.45% to 2.55%  4,197,680 12.73 to  6.67 37,401   1.46%      23.29% to   21.92%
   2016........................... 1.45% to 2.55% 10,519,424 10.33 to  5.47 72,814   1.23%     (2.23)% to  (3.32)%
   2015........................... 1.45% to 2.55%  8,467,988 10.56 to  5.66 62,126   2.23%       0.92% to  (0.21)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                    Expense as a                             Net   Investment
                                    % of Average                            Assets   Income
                                   Net Assets (1)   Units     Unit Value     000s  Ratio (2)   Total Return (3)
                                   -------------- --------- --------------- ------ ---------- -------------------
 AB Large Cap Growth Portfolio --
   Class B
   2019........................... 1.45% to 2.30%   990,540  41.69 to 29.04 26,581   0.00%     32.42% to   31.27%
   2018........................... 1.45% to 2.30% 1,085,426  31.48 to 22.12 21,750   0.00%      0.83% to  (0.04)%
   2017........................... 1.45% to 2.30% 1,136,185  31.22 to 22.13 22,320   0.00%     29.77% to   28.65%
   2016........................... 1.45% to 2.30% 1,256,372  24.06 to 17.20 18,786   0.00%      0.87% to    0.01%
   2015........................... 1.45% to 2.30% 2,063,012  23.85 to 17.20 28,077   0.00%      9.25% to    8.31%
 AB Small Cap Growth Portfolio --
   Class B
   2019........................... 1.45% to 1.95%   502,334  29.86 to 27.85 14,855   0.00%     34.04% to   33.36%
   2018........................... 1.45% to 1.95%   555,831  22.28 to 20.89 12,265   0.00%    (2.55)% to  (3.05)%
   2017........................... 1.45% to 1.95%   291,390  22.86 to 21.54  6,564   0.00%     31.85% to   31.18%
   2016........................... 1.45% to 1.95%   328,225  17.34 to 16.42  5,646   0.00%      4.68% to    4.15%
   2015........................... 1.45% to 1.95%   396,581  16.56 to 15.77  6,566   0.00%    (2.96)% to  (3.45)%
AIM Variable Insurance Funds
  (Invesco Variable Insurance
  Funds)
 Invesco Oppenheimer V.I. Capital
   Appreciation Fund -- Series I
   Shares
   2019........................... 1.15% to 1.60%   415,837 142.20 to 25.69 25,295   0.06%     34.63% to   34.02%
   2018........................... 1.15% to 1.60%   484,217 105.63 to 19.17 22,209   0.33%    (6.82)% to  (7.24)%
   2017........................... 1.15% to 1.60%   581,375 113.36 to 20.66 28,780   0.23%     25.38% to   24.81%
   2016........................... 1.15% to 1.60%   683,004  90.41 to 16.55 27,894   0.41%    (3.33)% to  (3.76)%
   2015........................... 1.15% to 1.60%   784,080  93.52 to 17.20 32,998   0.09%      2.35% to    1.89%
 Invesco Oppenheimer V.I. Capital
   Appreciation Fund -- Series II
   Shares
   2019........................... 1.45% to 2.10%   159,063  31.10 to 22.10  4,418   0.00%     33.88% to   32.99%
   2018........................... 1.45% to 2.10%   181,202  23.23 to 16.62  3,765   0.00%    (7.33)% to  (7.94)%
   2017........................... 1.45% to 2.10%   207,692  25.07 to 18.05  4,645   0.01%     24.68% to   23.86%
   2016........................... 1.45% to 2.10%   243,018  20.11 to 14.57  4,386   0.11%    (3.84)% to  (4.47)%
   2015........................... 1.45% to 2.10%   310,174  20.91 to 15.26  5,764   0.00%      1.77% to    1.10%
 Invesco Oppenheimer V.I.
   Conservative Balanced Fund --
   Series I Shares
   2019........................... 1.15% to 1.60%   286,119  54.61 to 16.57  9,806   2.27%     16.16% to   15.64%
   2018........................... 1.15% to 1.60%   331,475  47.01 to 14.33  9,405   1.98%    (6.42)% to  (6.84)%
   2017........................... 1.15% to 1.60%   349,035  50.23 to 15.38 10,783   1.95%      8.00% to    7.51%
   2016........................... 1.15% to 1.60%   375,945  46.51 to 14.30 11,158   2.39%      4.05% to    3.58%
   2015........................... 1.15% to 1.60%   402,826  44.70 to 13.81 11,608   2.23%    (0.33)% to  (0.78)%
 Invesco Oppenheimer V.I.
   Conservative Balanced Fund --
   Series II Shares
   2019........................... 1.45% to 2.95% 1,547,398  14.11 to 10.30 18,374   1.99%     15.52% to    6.25%
   2018........................... 1.45% to 2.55% 1,637,908  12.22 to  8.40 16,895   1.73%    (6.91)% to  (7.95)%
   2017........................... 1.45% to 2.55% 1,871,679  13.13 to  9.12 20,762   1.74%      7.37% to    6.18%
   2016........................... 1.45% to 2.55% 2,125,261  12.22 to  8.59 22,007   2.17%      3.44% to    2.29%
   2015........................... 1.45% to 2.55% 2,185,061  11.82 to  8.40 22,063   2.02%    (0.89)% to  (2.00)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units     Unit Value     000s   Ratio (2)    Total Return (3)
                                -------------- --------- --------------- ------- ---------- --------------------
 Invesco Oppenheimer V.I.
   Discovery Mid Cap Growth
   Fund -- Series I Shares
   2019........................ 1.15% to 1.60%   319,378 127.59 to 25.46  23,284   0.00%      37.76% to   37.14%
   2018........................ 1.15% to 1.60%   374,862  92.62 to 18.57  19,640   0.00%     (7.17)% to  (7.59)%
   2017........................ 1.15% to 1.60%   432,839  99.77 to 20.09  24,387   0.03%      27.31% to   26.74%
   2016........................ 1.15% to 1.60%   507,574  78.37 to 15.85  22,242   0.00%       1.16% to    0.70%
   2015........................ 1.15% to 1.60%   585,281  77.47 to 15.74  25,561   0.00%       5.38% to    4.90%
 Invesco Oppenheimer V.I.
   Discovery Mid Cap Growth
   Fund -- Series II Shares
   2019........................ 1.45% to 1.70%   301,780  35.99 to 34.38  10,683   0.00%      36.99% to   36.65%
   2018........................ 1.45% to 1.70%   267,456  26.27 to 25.16   6,940   0.00%     (7.67)% to  (7.91)%
   2017........................ 1.45% to 1.70%   297,883  28.45 to 27.32   8,383   0.00%      26.60% to   26.28%
   2016........................ 1.45% to 1.70%   293,900  22.48 to 21.63   6,550   0.00%       0.60% to    0.35%
   2015........................ 1.45% to 1.85%   336,364  22.34 to 16.95   7,457   0.00%       4.81% to    4.38%
 Invesco Oppenheimer V.I.
   Global Fund -- Series II
   Shares
   2019........................ 1.45% to 2.95% 2,618,610  41.88 to 10.62  67,455   0.63%      29.55% to   13.11%
   2018........................ 1.45% to 2.55% 2,993,966  32.33 to 12.47  59,097   0.82%    (14.66)% to (15.62)%
   2017........................ 1.45% to 2.55% 3,989,415  37.88 to 14.78  85,383   0.75%      34.35% to   32.86%
   2016........................ 1.45% to 2.55% 4,229,281  28.19 to 11.13  66,987   0.87%     (1.60)% to  (2.70)%
   2015........................ 1.45% to 2.55% 6,026,230  28.65 to 11.44 100,044   1.05%       2.17% to    1.03%
 Invesco Oppenheimer V.I.
   Global Strategic Income
   Fund -- Series I Shares
   2019........................ 1.15% to 1.60%   237,123  11.28 to 10.92   2,628   3.84%       9.53% to    9.03%
   2018........................ 1.15% to 1.60%   271,723  10.30 to 10.01   2,756   4.96%     (5.50)% to  (5.93)%
   2017........................ 1.15% to 1.60%   317,036  10.90 to 10.64   3,410   2.33%       5.05% to    4.58%
   2016........................ 1.15% to 1.60%   370,143  10.37 to 10.18   3,800   5.06%       5.31% to    4.84%
   2015........................ 1.15% to 1.60%   417,605   9.85 to  9.71   4,080   5.85%     (3.38)% to  (3.82)%
 Invesco Oppenheimer V.I. Main
   Street Fund(R) -- Series II
   Shares
   2019........................ 1.45% to 2.95% 5,309,757  32.84 to 10.58 112,320   0.82%      29.83% to   12.36%
   2018........................ 1.45% to 2.55% 6,477,488  25.30 to 13.84 106,779   0.83%     (9.44)% to (10.45)%
   2017........................ 1.45% to 2.55% 5,972,530  27.93 to 15.46 109,416   1.04%      14.95% to   13.67%
   2016........................ 1.45% to 2.55% 6,989,674  24.30 to 13.60 112,227   0.71%       9.69% to    8.47%
   2015........................ 1.45% to 2.55% 5,780,439  22.15 to 12.54  85,090   0.66%       1.61% to    0.48%
 Invesco Oppenheimer V.I. Main
   Street Small Cap Fund(R) --
   Series II Shares
   2019........................ 1.45% to 2.95% 1,052,852  42.92 to 10.78  29,675   0.00%      24.30% to   16.86%
   2018........................ 1.45% to 2.55% 1,209,301  34.53 to 14.37  27,499   0.06%    (11.84)% to (12.83)%
   2017........................ 1.45% to 2.55% 1,764,040  39.16 to 16.48  44,261   0.66%      12.26% to   11.01%
   2016........................ 1.45% to 2.55% 2,224,035  34.89 to 14.85  50,574   0.27%      15.97% to   14.68%
   2015........................ 1.45% to 2.55% 3,078,484  30.08 to 12.95  56,932   0.64%     (7.46)% to  (8.49)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                    Expense as a                            Net   Investment
                                    % of Average                           Assets   Income
                                   Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                   -------------- --------- -------------- ------ ---------- --------------------
 Invesco Oppenheimer V.I. Total
   Return Bond Fund -- Series I
   Shares
   2019........................... 1.15% to 1.60%   404,864 30.43 to 12.58  8,234   3.39%       8.27% to    7.78%
   2018........................... 1.15% to 1.60%   429,783 28.11 to 11.67  8,094   3.33%     (2.17)% to  (2.61)%
   2017........................... 1.15% to 1.60%   504,740 28.73 to 11.99  9,660   2.44%       3.39% to    2.92%
   2016........................... 1.15% to 1.60%   576,236 27.79 to 11.65 10,454   3.68%       2.08% to    1.63%
   2015........................... 1.15% to 1.60%   642,440 27.22 to 11.46 11,554   4.07%     (0.20)% to  (0.65)%
 Invesco V.I. American Franchise
   Fund -- Series I shares
   2019........................... 0.75% to 1.70% 1,014,847 25.21 to 23.16 23,900   0.00%      35.73% to   34.43%
   2018........................... 0.75% to 1.85%   866,472 18.57 to 17.03 15,185   0.00%     (4.35)% to  (5.42)%
   2017........................... 0.75% to 1.85% 1,218,749 19.41 to 18.01 22,478   0.13%      26.39% to   24.99%
   2016........................... 0.75% to 1.85%   466,844 15.36 to 14.41  6,856   0.00%       1.50% to    0.38%
   2015........................... 0.75% to 1.85%   519,555 15.13 to 14.35  7,577   0.00%       4.22% to    3.06%
 Invesco V.I. American Franchise
   Fund -- Series II shares
   2019........................... 1.45% to 1.70%   166,472 37.13 to 27.28  5,082   0.00%      34.45% to   34.11%
   2018........................... 1.45% to 2.20%   195,429 27.62 to 21.47  4,468   0.00%     (5.29)% to  (6.02)%
   2017........................... 1.45% to 2.20%   225,446 29.16 to 22.85  5,477   0.00%      25.19% to   24.24%
   2016........................... 1.45% to 2.20%   239,707 23.29 to 18.39  4,637   0.00%       0.54% to  (0.22)%
   2015........................... 1.45% to 2.20%   270,543 23.17 to 18.43  5,215   0.00%       3.23% to    2.45%
 Invesco V.I. Comstock Fund --
   Series II shares
   2019........................... 1.45% to 2.35%   909,037 31.86 to 18.13 23,830   1.68%      23.13% to   22.01%
   2018........................... 1.45% to 2.35% 1,030,378 25.88 to 14.86 21,926   1.38%    (13.64)% to (14.44)%
   2017........................... 1.45% to 2.35% 1,174,635 29.96 to 17.37 29,341   1.25%      15.88% to   14.82%
   2016........................... 1.45% to 2.55% 4,807,059 25.86 to 13.03 85,076   1.87%      15.30% to   14.01%
   2015........................... 1.45% to 2.30% 1,605,895 22.43 to 14.58 30,095   1.59%     (7.55)% to  (8.35)%
 Invesco V.I. Core Equity Fund --
   Series I shares
   2019........................... 1.45% to 2.95% 5,475,060 20.74 to 10.68 98,305   0.92%      27.09% to   14.44%
   2018........................... 0.75% to 2.55% 6,673,943 15.53 to 12.40 95,333   1.00%    (10.08)% to (11.72)%
   2017........................... 0.75% to 2.55% 5,857,135 17.27 to 14.05 94,251   1.04%      12.33% to   10.30%
   2016........................... 0.75% to 2.55% 6,221,256 15.37 to 12.73 90,252   1.18%       9.44% to    7.46%
   2015........................... 0.75% to 2.30%   591,932 14.05 to 13.87  8,765   0.98%     (6.48)% to  (7.94)%
 Invesco V.I. Equity and Income
   Fund -- Series II shares
   2019........................... 1.45% to 2.95% 1,151,954 17.58 to 10.41 18,863   2.25%      18.27% to    8.72%
   2018........................... 1.45% to 2.55% 1,245,249 14.86 to 13.04 17,577   1.95%    (11.04)% to (12.04)%
   2017........................... 1.45% to 2.55% 1,360,722 16.71 to 14.82 21,684   1.47%       9.18% to    7.96%
   2016........................... 1.45% to 2.55% 1,407,768 15.30 to 13.73 20,635   1.65%      13.18% to   11.92%
   2015........................... 1.45% to 2.55% 1,563,826 13.52 to 12.27 20,334   2.27%     (4.00)% to  (5.07)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                     Expense as a                            Net   Investment
                                     % of Average                           Assets   Income
                                    Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                    -------------- --------- -------------- ------ ---------- --------------------
 Invesco V.I. Global Real Estate
   Fund -- Series II shares
   2019............................ 1.45% to 2.70%    13,156 19.30 to 10.25    211   3.36%      20.87% to    5.20%
   2018............................ 1.45% to 2.20%    15,073 15.97 to  8.62    202   3.68%     (7.70)% to  (8.41)%
   2017............................ 1.45% to 2.20%    16,404 17.30 to  9.41    239   2.98%      11.10% to   10.26%
   2016............................ 1.45% to 2.20%    19,385 15.57 to  8.54    257   1.32%       0.35% to  (0.42)%
   2015............................ 1.45% to 2.20%    21,397 15.52 to  8.57    285   3.34%     (3.17)% to  (3.91)%
 Invesco V.I. International Growth
   Fund -- Series II shares
   2019............................ 1.45% to 2.95% 2,818,181 21.84 to 10.54 42,257   1.26%      26.38% to   11.56%
   2018............................ 1.45% to 2.55% 3,440,133 17.28 to  9.01 40,942   1.79%    (16.44)% to (17.38)%
   2017............................ 1.45% to 2.55% 3,619,926 20.68 to 10.91 51,647   1.33%      20.95% to   19.61%
   2016............................ 1.45% to 2.55% 3,015,316 17.10 to  9.12 36,773   0.88%     (2.13)% to  (3.22)%
   2015............................ 1.45% to 2.55% 5,404,615 17.47 to  9.42 64,412   1.43%     (4.03)% to  (5.10)%
 Invesco V.I. Value Opportunities
   Fund -- Series II shares
   2019............................ 1.45% to 2.30%   207,911 21.70 to 13.77  4,324   0.00%      28.23% to   27.13%
   2018............................ 1.45% to 2.30%   236,200 16.92 to 10.83  3,821   0.00%    (20.53)% to (21.22)%
   2017............................ 1.45% to 2.30%   268,667 21.29 to 13.75  5,482   0.01%      15.53% to   14.54%
   2016............................ 1.45% to 2.30%   328,828 18.43 to 12.00  5,793   0.08%      16.22% to   15.22%
   2015............................ 1.45% to 2.30%   377,784 15.86 to 10.42  5,705   2.26%    (11.95)% to (12.71)%
American Century Variable
  Portfolios II, Inc.
 VP Inflation Protection Fund --
   Class II
   2019............................ 1.45% to 2.95% 2,918,161 13.05 to 10.06 35,553   2.27%       7.32% to    1.34%
   2018............................ 1.45% to 2.55% 3,189,074 12.16 to 10.51 36,387   2.83%     (4.24)% to  (5.31)%
   2017............................ 1.45% to 2.55% 3,146,747 12.70 to 11.10 37,615   2.57%       2.17% to    1.04%
   2016............................ 1.45% to 2.55% 3,620,543 12.43 to 10.98 42,576   1.66%       2.88% to    1.73%
   2015............................ 1.45% to 2.55% 1,534,053 12.08 to 10.80 17,704   3.44%     (3.88)% to  (4.96)%
American Century Variable
  Portfolios, Inc.
 VP Income & Growth Fund --
   Class I
   2019............................ 1.45% to 2.70%    14,400 32.17 to 10.62    338   2.06%      22.15% to   13.25%
   2018............................ 1.45% to 2.20%    16,983 26.34 to 13.89    328   1.89%     (8.23)% to  (8.93)%
   2017............................ 1.45% to 2.20%    28,631 28.70 to 15.26    589   2.30%      18.74% to   17.84%
   2016............................ 1.45% to 2.20%    41,953 24.17 to 12.95    740   1.51%      11.84% to   10.99%
   2015............................ 1.45% to 2.05%     4,549 21.61 to 14.71     85   2.10%     (6.99)% to  (7.56)%
 VP International Fund -- Class I
   2019............................ 1.45% to 2.70%    29,283 26.83 to 10.78    533   0.90%      26.56% to   16.71%
   2018............................ 1.45% to 2.20%    35,301 21.20 to  9.21    511   1.26%    (16.46)% to (17.10)%
   2017............................ 1.45% to 2.20%    35,443 25.38 to 11.10    621   0.81%      29.31% to   28.33%
   2016............................ 1.45% to 2.20%    36,661 19.63 to  8.65    507   1.17%     (6.87)% to  (7.57)%
   2015............................ 1.45% to 2.20%    46,651 21.07 to  9.36    684   0.39%     (0.70)% to  (1.46)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                        Expense as a                          Net   Investment
                                        % of Average                         Assets   Income
                                       Net Assets (1)  Units    Unit Value    000s  Ratio (2)    Total Return (3)
                                       -------------- ------- -------------- ------ ---------- --------------------
 VP Ultra(R) Fund -- Class I
   2019............................... 1.85% to 1.85%   1,263 31.12 to 31.12    39    0.00%      32.09% to   32.09%
   2018............................... 1.85% to 2.05%   1,706 23.56 to 22.17    40    0.26%     (1.12)% to  (1.32)%
   2017............................... 1.85% to 2.05%   1,874 23.82 to 22.47    44    0.39%      29.79% to   29.52%
   2016............................... 1.85% to 2.05%   2,520 18.36 to 17.35    46    0.48%       2.52% to    2.31%
   2015............................... 1.45% to 2.20%  15,964 22.10 to 16.11   283    0.46%       4.73% to    3.93%
 VP Value Fund -- Class I
   2019............................... 1.45% to 1.45%   2,093 33.15 to 33.15    69    2.12%      25.19% to   25.19%
   2018............................... 1.45% to 1.45%   2,190 26.48 to 26.48    58    1.65%    (10.48)% to (10.48)%
   2017............................... 1.45% to 1.45%   2,329 29.58 to 29.58    69    1.65%       7.18% to    7.18%
   2016............................... 1.45% to 1.45%   2,433 27.60 to 27.60    67    1.74%      18.74% to   18.74%
   2015............................... 1.45% to 1.45%   2,856 23.25 to 23.25    66    2.10%     (5.28)% to  (5.28)%
BNY Mellon
 BNY Mellon Investment Portfolios --
   MidCap Stock Portfolio -- Initial
   Shares
   2019............................... 1.45% to 1.45%   2,936 33.69 to 33.69    99    0.64%      18.44% to   18.44%
   2018............................... 1.45% to 1.45%   3,104 28.44 to 28.44    88    0.57%    (16.72)% to (16.72)%
   2017............................... 1.45% to 1.45%   3,277 34.15 to 34.15   112    1.06%      13.71% to   13.71%
   2016............................... 1.45% to 1.45%   3,464 30.04 to 30.04   104    1.06%      13.80% to   13.80%
   2015............................... 1.45% to 1.45%   3,679 26.39 to 26.39    97    0.60%     (3.70)% to  (3.70)%
 BNY Mellon Sustainable U.S. Equity
   Portfolio, Inc. -- Initial Shares
   2019............................... 1.50% to 1.70% 484,418 15.92 to 15.30 7,721    1.44%      32.34% to   32.07%
   2018............................... 1.50% to 1.70% 489,649 12.03 to 11.59 5,897    1.75%     (5.84)% to  (6.04)%
   2017............................... 1.50% to 1.70% 498,511 12.78 to 12.33 6,375    1.13%      13.61% to   13.38%
   2016............................... 1.50% to 1.70% 504,596 11.25 to 10.88 5,681    1.27%       8.72% to    8.50%
   2015............................... 1.45% to 2.20% 563,605 21.85 to 14.16 6,219    1.03%     (4.60)% to  (5.32)%
 BNY Mellon Variable Investment
   Fund -- Government Money
   Market Portfolio
   2019............................... 1.45% to 2.05% 114,293  9.44 to  8.73 1,062    1.63%       0.19% to  (0.42)%
   2018............................... 1.45% to 2.05% 117,127  9.43 to  8.77 1,091    1.32%     (0.19)% to  (0.80)%
   2017............................... 1.45% to 2.05% 105,919  9.44 to  8.84   987    0.35%     (1.11)% to  (1.71)%
   2016............................... 1.45% to 2.05%  72,989  9.55 to  9.00   685    0.01%     (1.43)% to  (2.03)%
   2015............................... 1.45% to 2.05% 107,902  9.69 to  9.18 1,025    0.00%     (1.45)% to  (2.05)%
BlackRock Variable Series Funds, Inc.
 BlackRock Advantage U.S. Total
   Market V.I. Fund -- Class III
   Shares
   2019............................... 1.45% to 2.30% 159,729 28.02 to 21.55 4,318    2.14%      26.79% to   25.69%
   2018............................... 1.45% to 2.30% 178,250 22.10 to 17.14 3,796    1.47%     (8.02)% to  (8.81)%
   2017............................... 1.45% to 2.30% 197,227 24.02 to 18.80 4,569    0.87%      12.19% to   11.22%
   2016............................... 1.45% to 2.30% 265,477 21.41 to 16.90 5,489    0.15%      21.62% to   20.58%
   2015............................... 1.45% to 2.30% 313,233 17.61 to 14.02 5,313    0.14%     (8.13)% to  (8.92)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 BlackRock Basic Value V.I.
   Fund -- Class III Shares
   2019.......................... 1.45% to 2.95%  1,592,127 23.26 to 10.58  29,759   2.06%      21.74% to   12.23%
   2018.......................... 1.45% to 2.55%  1,807,923 19.10 to 12.06  27,772   1.43%     (9.45)% to (10.47)%
   2017.......................... 1.45% to 2.55%  2,094,106 21.10 to 13.47  35,744   1.01%       6.45% to    5.27%
   2016.......................... 1.45% to 2.55%  3,532,167 19.82 to 12.80  56,123   1.91%      16.02% to   14.73%
   2015.......................... 1.45% to 2.30%    673,830 17.08 to 14.91  10,554   1.19%     (7.51)% to  (8.31)%
 BlackRock Global Allocation
   V.I. Fund -- Class III Shares
   2019.......................... 1.45% to 2.95% 13,520,878 20.54 to 10.47 206,941   1.19%      16.05% to   10.03%
   2018.......................... 1.45% to 2.55% 15,980,228 17.70 to 11.70 213,230   0.81%     (8.93)% to  (9.95)%
   2017.......................... 1.45% to 2.55% 18,657,344 19.43 to 12.99 274,506   1.23%      12.06% to   10.82%
   2016.......................... 1.45% to 2.55% 21,632,566 17.34 to 11.73 284,883   1.17%       2.30% to    1.17%
   2015.......................... 1.45% to 2.55% 24,906,508 16.95 to 11.59 322,921   1.01%     (2.44)% to  (3.53)%
 BlackRock Large Cap Focus
   Growth V.I. Fund -- Class III
   Shares
   2019.......................... 1.45% to 1.95%    221,085 33.24 to 30.33   7,143   0.00%      30.41% to   29.75%
   2018.......................... 1.45% to 1.95%    194,084 25.49 to 23.37   4,797   0.00%       1.27% to    0.75%
   2017.......................... 1.45% to 1.95%    169,025 25.17 to 23.20   4,130   0.00%      27.36% to   26.72%
   2016.......................... 1.45% to 1.85%    148,951 19.76 to 18.77   2,900   0.44%       5.99% to    5.56%
   2015.......................... 1.45% to 1.85%    182,292 18.64 to 17.78   3,356   0.34%       1.03% to    0.62%
Columbia Funds Variable Series
  Trust II
 CTIVP/SM/ -- Loomis Sayles
   Growth Fund -- Class 1
   2019.......................... 1.45% to 2.95%  2,224,887 17.11 to 10.52  37,639   0.00%      29.84% to   10.97%
   2018.......................... 1.45% to 2.55%  2,842,960 13.18 to 12.79  37,270   0.00%     (3.82)% to  (4.90)%
   2017.......................... 1.45% to 2.55%  4,651,585 13.70 to 13.45  63,499   0.00%      31.11% to   29.65%
   2016 (4)...................... 1.45% to 2.30%  1,971,256 10.45 to 10.39  20,587   0.00%       6.77% to    5.86%
 Columbia Variable Portfolio --
   Overseas Core Fund --
   Class 2
   2019.......................... 1.45% to 2.30%  1,079,041 12.31 to 11.92  13,210   1.82%      23.33% to   22.27%
   2018.......................... 1.45% to 2.30%  1,219,887  9.98 to  9.75  12,124   2.57%    (18.03)% to (18.74)%
   2017.......................... 1.45% to 2.30%  1,371,867 12.17 to 12.00  16,657   1.87%      25.34% to   24.27%
   2016 (4)...................... 1.45% to 2.40%  1,592,466  9.71 to  9.65  15,451   1.74%     (4.27)% to  (5.19)%
Deutsche DWS Variable Series I
 DWS Capital Growth VIP --
   Class B Shares
   2019.......................... 1.50% to 1.50%         54 25.95 to 25.95       1   0.16%      34.73% to   34.73%
   2018.......................... 1.45% to 1.50%        500 19.34 to 19.26      10   0.47%     (3.30)% to  (3.35)%
   2017.......................... 1.45% to 1.50%        505 20.00 to 19.93      10   0.46%      24.14% to   24.08%
   2016.......................... 1.45% to 1.50%        508 16.11 to 16.06       8   0.52%       2.49% to    2.44%
   2015.......................... 1.45% to 1.50%        510 15.72 to 15.68       8   0.38%       6.76% to    6.70%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                   Expense as a                            Net   Investment
                                   % of Average                           Assets   Income
                                  Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                  -------------- --------- -------------- ------ ---------- --------------------
Deutsche DWS Variable Series II
 DWS CROCI(R) U.S. VIP --
   Class B Shares
   2019.......................... 1.45% to 2.05%     3,181 16.45 to 15.60     51   1.59%      30.57% to   29.77%
   2018.......................... 1.45% to 2.05%     3,554 12.60 to 12.02     43   2.19%    (12.01)% to (12.55)%
   2017.......................... 1.45% to 2.05%     3,580 14.32 to 13.75     50   1.20%      20.68% to   19.95%
   2016.......................... 1.45% to 2.05%     4,554 11.87 to 11.46     53   0.70%     (6.00)% to  (6.57)%
   2015.......................... 1.45% to 2.05%     4,399 12.62 to 12.27     55   1.13%     (8.51)% to  (9.07)%
 DWS Small Mid Cap Value
   VIP -- Class B Shares
   2019.......................... 1.45% to 2.05%       385 38.15 to 19.83     11   0.36%      19.24% to   18.51%
   2018.......................... 1.45% to 2.05%       420 31.99 to 16.73     10   1.01%    (17.55)% to (18.05)%
   2017.......................... 1.45% to 2.05%       416 38.80 to 20.42     12   0.37%       8.54% to    7.88%
   2016.......................... 1.45% to 2.05%       691 35.75 to 18.93     21   0.23%      14.79% to   14.09%
   2015.......................... 1.45% to 2.05%       759 31.14 to 16.59     19   0.00%     (3.63)% to  (4.22)%
Eaton Vance Variable Trust
 VT Floating -- Rate Income Fund
   2019.......................... 1.45% to 2.95% 3,508,172 14.47 to 10.07 47,382   4.30%       5.53% to    1.42%
   2018.......................... 1.45% to 2.55% 4,310,088 13.71 to 10.81 55,170   3.78%     (1.53)% to  (2.63)%
   2017.......................... 1.45% to 2.55% 3,553,962 13.93 to 11.10 47,028   3.26%       1.93% to    0.79%
   2016.......................... 1.45% to 2.55% 3,454,127 13.66 to 11.01 45,076   3.48%       7.37% to    6.18%
   2015.......................... 1.45% to 2.55% 3,659,535 12.72 to 10.37 44,138   3.36%     (2.43)% to  (3.52)%
Federated Insurance Series
 Federated High Income Bond
   Fund II -- Primary Shares
   2019.......................... 1.15% to 1.60%   263,604 41.68 to 23.59  8,329   6.18%      13.23% to   12.72%
   2018.......................... 1.15% to 1.60%   312,043 36.81 to 20.92  8,709   8.26%     (4.41)% to  (4.84)%
   2017.......................... 1.15% to 1.60%   392,514 38.51 to 21.99 11,433   6.75%       5.71% to    5.24%
   2016.......................... 1.15% to 1.60%   438,539 36.42 to 20.89 12,261   6.39%      13.50% to   12.99%
   2015.......................... 1.15% to 1.60%   534,551 32.09 to 18.49 13,214   5.72%     (3.69)% to  (4.13)%
 Federated High Income Bond
   Fund II -- Service Shares
   2019.......................... 1.45% to 2.30%   407,731 24.73 to 18.40  9,986   6.12%      12.47% to   11.50%
   2018.......................... 1.45% to 2.30%   480,427 21.99 to 16.50 10,464   8.01%     (4.84)% to  (5.66)%
   2017.......................... 1.45% to 2.30%   572,362 23.11 to 17.49 13,105   6.78%       5.02% to    4.12%
   2016.......................... 1.45% to 2.30%   661,694 22.00 to 16.80 14,457   5.99%      12.87% to   11.90%
   2015.......................... 1.45% to 2.30%   773,179 19.49 to 15.02 14,898   6.22%     (4.13)% to  (4.96)%
 Federated Kaufmann Fund II --
   Service Shares
   2019.......................... 1.45% to 2.30%   397,953 49.09 to 28.10 17,962   0.00%      31.58% to   30.45%
   2018.......................... 1.45% to 2.30%   483,018 37.31 to 21.54 16,558   0.00%       2.06% to    1.18%
   2017.......................... 1.45% to 2.30%   565,395 36.55 to 21.29 18,972   0.00%      26.12% to   25.04%
   2016.......................... 1.45% to 2.40%   669,966 28.98 to 13.39 17,713   0.00%       1.92% to    0.94%
   2015.......................... 1.45% to 2.40%   782,264 28.44 to 13.26 20,458   0.00%       4.61% to    3.61%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                  Expense as a                              Net    Investment
                                  % of Average                             Assets    Income
                                 Net Assets (1)   Units      Unit Value     000s   Ratio (2)   Total Return (3)
                                 -------------- ---------- --------------- ------- ---------- -------------------
 Federated Managed Volatility
   Fund II -- Primary Shares
   2019......................... 1.15% to 1.60%    401,469  34.24 to 16.33   9,683   2.06%     18.85% to   18.31%
   2018......................... 1.15% to 1.60%    414,090  28.81 to 13.80   8,569   2.24%    (9.55)% to  (9.96)%
   2017......................... 1.15% to 1.60%    246,565  31.85 to 15.33   5,717   4.00%     16.76% to   16.23%
   2016......................... 1.15% to 1.60%    284,028  27.28 to 13.19   5,631   5.04%      6.45% to    5.98%
   2015......................... 1.15% to 1.60%    340,033  25.63 to 12.45   6,409   4.50%    (8.62)% to  (9.03)%
Fidelity(R) Variable Insurance
  Products Fund
 VIP Asset Manager/SM/
   Portfolio -- Initial Class
   2019......................... 1.15% to 1.60%    707,627  61.02 to 19.23  37,629   1.72%     16.89% to   16.36%
   2018......................... 1.15% to 1.60%    813,538  52.21 to 16.53  36,760   1.64%    (6.44)% to  (6.87)%
   2017......................... 1.15% to 1.60%    916,639  55.80 to 17.75  44,319   1.83%     12.80% to   12.29%
   2016......................... 1.15% to 1.60%  1,050,104  49.47 to 15.80  44,751   1.44%      1.89% to    1.43%
   2015......................... 1.15% to 1.60%  1,180,761  48.56 to 15.58  49,442   1.52%    (1.01)% to  (1.46)%
 VIP Asset Manager/SM/
   Portfolio -- Service Class 2
   2019......................... 1.45% to 2.30%    279,656  19.23 to 16.57   5,036   1.54%     16.30% to   15.30%
   2018......................... 1.45% to 2.30%    317,202  16.53 to 14.38   4,926   1.39%    (6.99)% to  (7.80)%
   2017......................... 1.45% to 2.30%    362,146  17.77 to 15.59   6,060   1.55%     12.10% to   11.13%
   2016......................... 1.45% to 2.30%    503,089  15.86 to 14.03   7,542   1.17%      1.35% to    0.48%
   2015......................... 1.45% to 2.30%    603,415  15.64 to 13.96   8,975   1.30%    (1.51)% to  (2.36)%
 VIP Balanced Portfolio --
   Service Class 2
   2019......................... 1.45% to 2.95%  3,373,337  21.55 to 10.61  65,443   1.54%     22.32% to   13.09%
   2018......................... 1.45% to 2.55%  3,543,811  17.62 to 14.00  57,219   1.24%    (5.83)% to  (6.89)%
   2017......................... 1.45% to 2.55%  3,994,733  18.71 to 15.04  68,642   1.25%     14.44% to   13.16%
   2016......................... 1.45% to 2.55%  4,451,565  16.35 to 13.29  67,008   1.16%      5.43% to    4.26%
   2015......................... 1.45% to 2.55%  4,846,903  15.51 to 12.75  69,426   1.29%    (1.09)% to  (2.20)%
 VIP Contrafund(R) Portfolio --
   Initial Class
   2019......................... 1.15% to 1.60%  1,515,972 108.03 to 34.49  98,145   0.45%     30.07% to   29.48%
   2018......................... 1.15% to 1.60%  1,750,240  83.06 to 26.64  86,785   0.69%    (7.46)% to  (7.88)%
   2017......................... 1.15% to 1.60%  1,993,834  89.76 to 28.92 106,146   0.98%     20.48% to   19.94%
   2016......................... 1.15% to 1.60%  2,386,708  74.50 to 24.11 104,523   0.78%      6.76% to    6.29%
   2015......................... 1.15% to 1.60%  2,752,822  69.78 to 22.68 113,615   0.99%    (0.49)% to  (0.94)%
 VIP Contrafund(R) Portfolio --
   Service Class 2
   2019......................... 1.45% to 2.95%  3,465,444  41.62 to 10.60  98,850   0.21%     29.37% to   12.83%
   2018......................... 1.45% to 2.55%  4,330,377  32.17 to 15.19  96,356   0.41%    (8.00)% to  (9.03)%
   2017......................... 1.45% to 2.55%  6,330,228  34.97 to 16.70 149,150   0.77%     19.83% to   18.50%
   2016......................... 1.45% to 2.55%  5,987,180  29.18 to 14.09 121,938   0.44%      6.17% to    4.99%
   2015......................... 1.45% to 2.55% 12,956,480  27.49 to 13.42 217,809   0.76%    (1.04)% to  (2.15)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units     Unit Value     000s   Ratio (2)    Total Return (3)
                                 -------------- --------- --------------- ------- ---------- --------------------
 VIP Dynamic Capital
   Appreciation Portfolio --
   Service Class 2
   2019......................... 1.45% to 1.70%    51,564  37.51 to 35.95   1,897   0.37%      27.94% to   27.62%
   2018......................... 1.45% to 1.70%    60,233  29.32 to 28.17   1,733   0.31%     (6.55)% to  (6.79)%
   2017......................... 1.45% to 1.70%    79,730  31.37 to 30.22   2,466   0.62%      21.72% to   21.41%
   2016......................... 1.45% to 1.70%    93,114  25.77 to 24.89   2,362   0.70%       1.17% to    0.92%
   2015......................... 1.45% to 1.70%   109,997  25.47 to 24.67   2,724   0.58%     (0.44)% to  (0.69)%
 VIP Equity-Income Portfolio --
   Initial Class
   2019......................... 1.15% to 1.60% 1,092,955 117.23 to 23.04  73,813   1.97%      25.98% to   25.41%
   2018......................... 1.15% to 1.60% 1,259,203  93.06 to 18.37  66,554   2.18%     (9.35)% to  (9.77)%
   2017......................... 1.15% to 1.60% 1,439,981 102.66 to 20.36  83,586   1.67%      11.60% to   11.10%
   2016......................... 1.15% to 1.60% 1,699,936  91.99 to 18.32  86,520   2.24%      16.66% to   16.14%
   2015......................... 1.15% to 1.60% 1,941,908  78.85 to 15.78  85,286   3.05%     (5.07)% to  (5.50)%
 VIP Equity-Income Portfolio --
   Service Class 2
   2019......................... 1.45% to 2.95% 3,137,408  29.25 to 10.71  66,685   1.79%      25.26% to   15.21%
   2018......................... 1.45% to 2.55% 3,615,685  23.35 to 11.43  61,043   1.97%     (9.87)% to (10.88)%
   2017......................... 1.45% to 2.55% 4,115,160  25.90 to 12.83  77,518   1.58%      11.02% to    9.79%
   2016......................... 1.45% to 2.40% 2,765,882  23.33 to 11.86  52,129   1.37%      16.01% to   14.89%
   2015......................... 1.45% to 2.55% 7,297,938  20.11 to 10.18 102,422   2.83%     (5.63)% to  (6.68)%
 VIP Growth & Income
   Portfolio -- Initial Class
   2019......................... 1.15% to 1.60%   572,663  42.35 to 22.67  19,010   3.57%      28.56% to   27.98%
   2018......................... 1.15% to 1.60%   669,851  32.94 to 17.72  17,108   0.35%    (10.03)% to (10.44)%
   2017......................... 0.75% to 1.60%   753,630  23.82 to 19.78  21,216   1.24%      16.02% to   15.04%
   2016......................... 0.75% to 1.60%   861,702  20.53 to 17.20  20,834   1.66%      15.21% to   14.23%
   2015......................... 0.75% to 1.60%   988,658  17.82 to 15.05  20,872   1.99%     (3.01)% to  (3.83)%
 VIP Growth & Income
   Portfolio -- Service Class 2
   2019......................... 1.45% to 1.95%   596,708  29.91 to 24.45  13,990   3.44%      27.80% to   27.15%
   2018......................... 1.45% to 1.95%   693,248  23.41 to 19.23  12,702   0.19%    (10.52)% to (10.97)%
   2017......................... 1.45% to 1.95%   938,297  26.16 to 21.60  18,986   1.07%      14.93% to   14.34%
   2016......................... 1.45% to 1.95% 1,126,092  22.76 to 18.89  19,602   1.76%      14.13% to   13.56%
   2015......................... 1.45% to 1.95%   965,172  19.94 to 16.64  14,971   1.78%     (3.95)% to  (4.44)%
 VIP Growth Opportunities
   Portfolio -- Initial Class
   2019......................... 1.15% to 1.60%   371,845  46.94 to 27.15  13,156   0.14%      39.22% to   38.59%
   2018......................... 0.75% to 1.60%   406,228  25.17 to 19.59  10,428   0.12%      11.61% to   10.65%
   2017......................... 0.75% to 1.60%   436,435  22.55 to 17.70  10,237   0.30%      33.51% to   32.37%
   2016......................... 0.75% to 1.60%   485,643  16.89 to 13.37   8,601   0.31%     (0.41)% to  (1.26)%
   2015......................... 0.75% to 1.60%   597,694  16.96 to 13.55  10,857   0.18%       4.82% to    3.92%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                   Expense as a                              Net    Investment
                                   % of Average                             Assets    Income
                                  Net Assets (1)   Units      Unit Value     000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- --------------- ------- ---------- --------------------
 VIP Growth Opportunities
   Portfolio -- Service Class 2
   2019.......................... 1.45% to 2.30%    221,938  33.26 to 31.05   7,307   0.00%      38.46% to   37.26%
   2018.......................... 1.45% to 2.30%    295,327  24.02 to 22.62   7,032   0.08%      10.57% to    9.62%
   2017.......................... 1.45% to 2.30%    179,474  21.72 to 20.64   3,877   0.11%      32.24% to   31.10%
   2016.......................... 1.45% to 2.40%    244,930  16.43 to 15.66   4,002   0.05%     (1.38)% to  (2.33)%
   2015.......................... 1.45% to 2.55%  3,219,169  16.66 to 15.94  53,045   0.00%       3.82% to    2.66%
 VIP Growth Portfolio -- Initial
   Class
   2019.......................... 1.15% to 1.60%    800,049 169.88 to 25.94  61,520   0.26%      32.77% to   32.17%
   2018.......................... 1.15% to 1.60%    942,343 127.95 to 19.63  54,324   0.24%     (1.32)% to  (1.77)%
   2017.......................... 1.15% to 1.60%  1,084,069 129.67 to 19.98  62,496   0.22%      33.58% to   32.98%
   2016.......................... 1.15% to 1.60%  1,270,208  97.07 to 15.03  53,604   0.04%     (0.36)% to  (0.80)%
   2015.......................... 1.15% to 1.60%  1,458,117  97.42 to 15.15  60,912   0.25%       5.94% to    5.46%
 VIP Growth Portfolio --
   Service Class 2
   2019.......................... 1.45% to 2.30%    890,448  40.36 to 28.57  21,867   0.06%      32.03% to   30.90%
   2018.......................... 1.45% to 2.30%  1,014,497  30.57 to 21.83  18,717   0.04%     (1.88)% to  (2.74)%
   2017.......................... 1.45% to 2.30%  1,138,148  31.15 to 22.44  21,409   0.08%      32.87% to   31.73%
   2016.......................... 1.45% to 2.30%  1,126,260  23.45 to 17.04  15,246   0.00%     (0.90)% to  (1.76)%
   2015.......................... 1.45% to 2.30%  1,583,867  23.66 to 17.34  23,366   0.03%       5.35% to    4.45%
 VIP Investment Grade Bond
   Portfolio -- Service Class 2
   2019.......................... 1.45% to 2.95%  5,608,412  13.91 to 10.13  75,094   2.47%       7.82% to    2.60%
   2018.......................... 1.45% to 2.55%  6,078,307  12.90 to 11.32  75,876   1.94%     (2.23)% to  (3.33)%
   2017.......................... 1.45% to 2.55%  9,506,920  13.20 to 11.71 121,545   2.17%       2.49% to    1.35%
   2016.......................... 1.45% to 2.55% 10,950,778  12.87 to 11.55 137,126   2.28%       2.97% to    1.82%
   2015.......................... 1.45% to 2.55% 11,150,979  12.50 to 11.34 136,060   2.57%     (2.29)% to  (3.38)%
 VIP Mid Cap Portfolio --
   Initial Class
   2019.......................... 0.75% to 0.75%        139  51.06 to 51.06       7   0.76%      22.52% to   22.52%
   2018.......................... 0.75% to 0.75%        212  41.67 to 41.67       9   0.64%    (15.18)% to (15.18)%
   2017.......................... 0.75% to 0.75%        271  49.13 to 49.13      13   0.71%      19.90% to   19.90%
   2016.......................... 0.75% to 0.75%        268  40.98 to 40.98      11   0.52%      11.39% to   11.39%
   2015.......................... 0.75% to 0.75%        281  36.78 to 36.78      10   0.40%     (2.13)% to  (2.13)%
 VIP Mid Cap Portfolio --
   Service Class 2
   2019.......................... 1.15% to 2.95%  3,381,562  49.21 to 10.34  99,611   0.65%      21.76% to    7.14%
   2018.......................... 1.15% to 2.55%  3,892,358  40.41 to 14.33  94,762   0.39%    (15.76)% to (16.96)%
   2017.......................... 1.15% to 2.55%  4,371,427  47.97 to 17.26 129,568   0.47%      19.15% to   17.47%
   2016.......................... 1.15% to 2.55%  5,321,532  40.26 to 14.69 134,193   0.33%      10.64% to    9.08%
   2015.......................... 1.15% to 2.55%  5,166,230  36.39 to 13.47 120,030   0.22%     (2.76)% to  (4.14)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                  Expense as a                             Net    Investment
                                  % of Average                            Assets    Income
                                 Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                 -------------- ---------- -------------- ------- ---------- --------------------
 VIP Overseas Portfolio --
   Initial Class
   2019......................... 0.75% to 1.60%    386,086 17.47 to 17.42  12,318   1.56%      26.81% to   25.73%
   2018......................... 0.75% to 1.60%    518,531 13.78 to 13.85  13,286   1.50%    (15.45)% to (16.18)%
   2017......................... 0.75% to 1.60%    582,607 16.30 to 16.53  17,614   1.40%      29.31% to   28.21%
   2016......................... 0.75% to 1.60%    654,951 12.60 to 12.89  15,403   1.36%     (5.77)% to  (6.57)%
   2015......................... 0.75% to 1.60%    762,153 13.37 to 13.80  19,244   1.30%       2.85% to    1.97%
 VIP Value Strategies
   Portfolio -- Service Class 2
   2019......................... 1.45% to 1.85%     89,980 24.51 to 23.00   2,180   1.40%      32.15% to   31.62%
   2018......................... 1.45% to 1.85%    107,961 18.55 to 17.47   1,980   0.70%    (18.70)% to (19.03)%
   2017......................... 1.45% to 1.85%    115,318 22.81 to 21.58   2,609   1.23%      17.36% to   16.89%
   2016......................... 1.45% to 2.20%    139,915 19.44 to 18.27   2,693   0.86%       7.69% to    6.87%
   2015......................... 1.45% to 2.20%    166,905 18.05 to 17.10   2,983   0.39%     (4.59)% to  (5.32)%
Franklin Templeton Variable
  Insurance Products Trust
 Franklin Allocation VIP
   Fund -- Class 2 Shares
   2019......................... 1.45% to 2.95%  3,885,483 14.26 to 10.42  51,620   3.54%      18.12% to    8.92%
   2018......................... 1.45% to 2.55%  4,651,064 12.07 to 10.63  52,976   3.04%    (10.97)% to (11.97)%
   2017......................... 1.45% to 2.55%  5,446,835 13.56 to 12.08  70,021   2.66%      10.36% to    9.13%
   2016......................... 1.45% to 2.55%  6,295,431 12.29 to 11.07  73,692   3.89%      11.54% to   10.30%
   2015......................... 1.45% to 2.55%  7,499,839 11.02 to 10.03  79,033   2.95%     (7.57)% to  (8.61)%
 Franklin Income VIP Fund --
   Class 2 Shares
   2019......................... 1.45% to 2.95% 13,872,298 19.85 to 10.28 228,613   5.36%      14.38% to    5.93%
   2018......................... 1.45% to 2.55% 15,980,562 17.35 to 11.91 235,328   4.82%     (5.70)% to  (6.76)%
   2017......................... 1.45% to 2.55% 19,017,806 18.40 to 12.77 298,896   4.16%       8.09% to    6.88%
   2016......................... 1.45% to 2.55% 22,022,852 17.02 to 11.95 322,404   5.01%      12.37% to   11.12%
   2015......................... 1.45% to 2.55% 26,571,825 15.15 to 10.75 347,887   4.63%     (8.40)% to  (9.43)%
 Franklin Large Cap Growth VIP
   Fund -- Class 2 Shares
   2019......................... 1.45% to 2.05%      5,369 32.71 to 24.39     172   0.00%      32.63% to   31.82%
   2018......................... 1.45% to 2.05%      6,687 24.66 to 18.50     160   0.00%     (2.90)% to  (3.50)%
   2017......................... 1.45% to 2.05%      7,145 25.40 to 19.17     176   0.62%      26.26% to   25.49%
   2016......................... 1.45% to 2.05%      8,656 20.12 to 15.28     168   0.00%     (3.21)% to  (3.80)%
   2015......................... 1.45% to 2.05%     10,902 20.78 to 15.88     219   0.26%       4.09% to    3.46%
 Franklin Mutual Shares VIP
   Fund -- Class 2 Shares
   2019......................... 1.45% to 2.30%    542,401 26.40 to 15.14  11,058   1.73%      20.80% to   19.75%
   2018......................... 1.45% to 2.30%    684,419 21.85 to 12.64  11,807   2.31%    (10.39)% to (11.17)%
   2017......................... 1.45% to 2.30%    807,265 24.39 to 14.23  15,618   2.22%       6.78% to    5.86%
   2016......................... 1.45% to 2.40%    899,932 22.84 to 11.63  16,318   1.97%      14.38% to   13.28%
   2015......................... 1.45% to 2.40%  1,027,325 19.97 to 10.26  16,240   3.02%     (6.32)% to  (7.22)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
 Templeton Foreign VIP Fund --
   Class 1 Shares
   2019.......................... 1.15% to 1.60%    333,141 15.69 to 14.66   4,987   1.96%      11.54% to   11.04%
   2018.......................... 1.15% to 1.60%    401,348 14.07 to 13.20   5,399   2.92%    (16.25)% to (16.63)%
   2017.......................... 0.75% to 1.60%    455,848 17.71 to 15.84   7,353   2.75%      16.14% to   15.16%
   2016.......................... 1.15% to 1.60%    520,746 14.52 to 13.75   7,303   2.15%       6.25% to    5.78%
   2015.......................... 1.15% to 1.60%    560,407 13.67 to 13.00   7,415   3.52%     (7.39)% to  (7.80)%
 Templeton Foreign VIP Fund --
   Class 2 Shares
   2019.......................... 1.45% to 2.70%     39,707 21.64 to 10.53     574   1.75%      10.90% to   11.16%
   2018.......................... 1.45% to 2.20%     42,632 19.52 to  8.42     561   2.63%    (16.68)% to (17.31)%
   2017.......................... 1.45% to 2.20%     42,788 23.42 to 10.18     682   2.22%      15.01% to   14.13%
   2016.......................... 1.45% to 2.20%     76,618 20.37 to  8.92   1,035   1.96%       5.63% to    4.82%
   2015.......................... 1.45% to 2.20%     86,044 19.28 to  8.51   1,101   3.08%     (7.85)% to  (8.55)%
 Templeton Global Bond VIP
   Fund -- Class 1 Shares
   2019.......................... 1.15% to 1.40%    265,427 19.06 to 18.35   4,923   7.04%       1.08% to    0.83%
   2018.......................... 1.15% to 1.40%    293,263 18.86 to 18.20   5,388   0.00%       1.03% to    0.78%
   2017.......................... 1.15% to 1.40%    318,265 18.66 to 18.06   5,797   0.00%       0.98% to    0.73%
   2016.......................... 1.15% to 1.40%    367,813 18.48 to 17.93   6,648   0.00%       2.02% to    1.77%
   2015.......................... 1.15% to 1.40%    420,869 18.12 to 17.62   7,468   7.78%     (5.20)% to  (5.44)%
 Templeton Growth VIP Fund --
   Class 2 Shares
   2019.......................... 1.45% to 2.70%    578,148 12.96 to 10.63   7,034   2.84%      13.48% to   13.42%
   2018.......................... 1.45% to 2.20%    683,681 11.42 to 10.37   7,356   2.14%    (16.09)% to (16.73)%
   2017.......................... 1.45% to 2.20%    889,619 13.61 to 12.45  11,558   1.61%      16.79% to   15.90%
   2016.......................... 1.45% to 2.20%    794,807 11.65 to 10.74   8,798   2.09%       8.03% to    7.21%
   2015.......................... 1.45% to 2.20%    929,502 10.79 to 10.02   9,516   2.59%     (7.84)% to  (8.54)%
Goldman Sachs Variable Insurance
  Trust
 Goldman Sachs Government
   Money Market Fund --
   Service Shares
   2019.......................... 0.75% to 2.95% 12,166,472  9.83 to  9.93 112,712   1.84%       1.09% to  (1.37)%
   2018.......................... 0.75% to 2.45% 13,748,569  9.73 to  8.71 126,903   1.46%       0.72% to  (1.02)%
   2017.......................... 0.75% to 2.55% 13,526,631  9.66 to  8.75 124,949   0.50%     (0.24)% to  (2.05)%
   2016.......................... 0.75% to 2.55% 14,233,505  9.68 to  8.93 132,976   0.04%     (0.71)% to  (2.50)%
   2015.......................... 0.75% to 2.55% 14,686,855  9.75 to  9.16 139,172   0.01%     (0.74)% to  (2.54)%
 Goldman Sachs Large Cap
   Value Fund -- Institutional
   Shares
   2019.......................... 1.15% to 1.60%    294,059 20.79 to 19.60   6,049   1.48%      24.48% to   23.92%
   2018.......................... 1.15% to 1.60%    331,048 16.71 to 15.82   5,486   1.22%     (9.51)% to  (9.93)%
   2017.......................... 1.15% to 1.60%    385,587 18.46 to 17.56   7,080   1.58%       8.60% to    8.11%
   2016.......................... 1.15% to 1.60%    440,569 17.00 to 16.24   7,464   2.05%      10.30% to    9.80%
   2015.......................... 1.15% to 1.60%    540,209 15.41 to 14.79   8,322   1.35%     (5.51)% to  (5.94)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Goldman Sachs Mid Cap Value
   Fund -- Institutional Shares
   2019.............................. 1.15% to 2.30%   744,552 48.15 to 21.24 32,552   0.77%      30.02% to   28.50%
   2018.............................. 1.15% to 2.30%   882,773 37.03 to 16.53 29,982   1.26%    (11.49)% to (12.53)%
   2017.............................. 1.15% to 2.30% 1,043,479 41.84 to 18.89 39,934   0.61%       9.80% to    8.52%
   2016.............................. 1.15% to 2.30% 1,673,110 38.11 to 17.41 51,961   1.43%      12.23% to   10.93%
   2015.............................. 1.15% to 2.30% 1,386,533 33.96 to 15.69 43,127   0.35%    (10.29)% to (11.33)%
JPMorgan Insurance Trust
 JPMorgan Insurance Trust Core
   Bond Portfolio -- Class 1
   2019.............................. 1.45% to 2.70%   180,641 15.08 to 10.09  2,579   2.56%       6.61% to    1.94%
   2018.............................. 1.45% to 2.20%   196,996 14.15 to 12.21  2,659   2.55%     (1.41)% to  (2.16)%
   2017.............................. 1.45% to 2.20%   248,134 14.35 to 12.48  3,406   2.52%       2.07% to    1.30%
   2016.............................. 1.45% to 2.20%   278,782 14.06 to 12.32  3,768   2.62%       0.64% to  (0.12)%
   2015.............................. 1.45% to 2.20%   286,159 13.97 to 12.34  3,859   4.24%     (0.35)% to  (1.11)%
 JPMorgan Insurance Trust Mid
   Cap Value Portfolio -- Class 1
   2019.............................. 1.45% to 2.70%    17,818 36.56 to 10.45    342   1.61%      24.92% to    9.57%
   2018.............................. 1.45% to 2.20%    20,960 29.26 to  9.31    332   0.85%    (13.12)% to (13.79)%
   2017.............................. 1.45% to 2.20%    15,289 33.68 to 10.80    295   0.91%      12.12% to   11.74%
   2016.............................. 1.45% to 2.05%     3,206 30.04 to 28.67     95   0.88%      13.04% to   12.35%
   2015.............................. 1.45% to 2.05%     3,695 26.58 to 25.52     97   1.01%     (4.07)% to  (4.65)%
 JPMorgan Insurance Trust Small
   Cap Core Portfolio -- Class 1
   2019.............................. 1.45% to 2.70%     4,539 36.34 to 10.57     93   0.41%      22.77% to   12.02%
   2018.............................. 1.45% to 2.20%     5,359 29.60 to 11.34     93   0.47%    (13.21)% to (13.88)%
   2017.............................. 1.45% to 2.20%    10,889 34.11 to 13.17    208   0.32%      13.56% to   12.70%
   2016.............................. 1.45% to 2.20%    13,229 30.04 to 11.69    231   0.02%      18.48% to   38.30%
   2015.............................. 1.45% to 1.45%       292 25.35 to 25.35      7   0.14%     (6.66)% to  (6.66)%
 JPMorgan Insurance Trust U.S.
   Equity Portfolio -- Class 1
   2019.............................. 1.45% to 2.70%    48,037 30.18 to 10.88  1,351   0.86%      29.84% to   19.09%
   2018.............................. 1.45% to 2.20%    58,934 23.24 to 18.16  1,297   0.72%     (7.53)% to  (8.24)%
   2017.............................. 1.45% to 2.20%    47,172 25.14 to 19.79  1,129   0.88%      20.56% to   19.65%
   2016.............................. 1.45% to 2.20%    59,840 20.85 to 16.54  1,196   0.95%       9.33% to    8.50%
   2015.............................. 1.45% to 2.20%    63,151 19.07 to 15.25  1,158   1.16%     (0.60)% to  (1.35)%
Janus Aspen Series
 Janus Henderson Balanced
   Portfolio -- Institutional Shares
   2019.............................. 1.15% to 1.60% 1,372,598 73.70 to 31.09 67,981   1.89%      21.18% to   20.63%
   2018.............................. 1.15% to 1.60% 1,541,152 60.82 to 25.77 63,108   2.15%     (0.48)% to  (0.94)%
   2017.............................. 1.15% to 1.60% 1,754,161 61.11 to 26.01 72,839   1.59%      17.07% to   16.55%
   2016.............................. 1.15% to 1.60% 2,031,781 52.20 to 22.32 71,783   2.18%       3.40% to    2.94%
   2015.............................. 1.15% to 1.60% 2,351,321 50.48 to 21.68 80,984   1.58%     (0.54)% to  (0.99)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                 Expense as a                             Net    Investment
                                 % of Average                            Assets    Income
                                Net Assets (1)   Units     Unit Value     000s   Ratio (2)   Total Return (3)
                                -------------- --------- --------------- ------- ---------- -------------------
 Janus Henderson Balanced
   Portfolio -- Service Shares
   2019........................ 1.45% to 2.95% 4,362,890  31.68 to 10.61 104,197   1.62%     20.50% to   12.94%
   2018........................ 1.45% to 2.55% 4,557,252  26.29 to 16.36  93,108   1.78%    (1.03)% to  (2.14)%
   2017........................ 1.45% to 2.55% 5,193,649  26.57 to 16.72 107,672   1.37%     16.43% to   15.13%
   2016........................ 1.45% to 2.55% 5,802,246  22.82 to 14.52 103,508   1.92%      2.82% to    1.67%
   2015........................ 1.45% to 2.55% 6,591,303  22.19 to 14.29 115,048   1.37%    (1.05)% to  (2.15)%
 Janus Henderson Enterprise
   Portfolio -- Institutional
   Shares
   2019........................ 1.15% to 1.60%   663,852 127.51 to 35.13  47,920   0.20%     33.93% to   33.32%
   2018........................ 1.15% to 1.60%   770,451  95.21 to 26.35  41,324   0.26%    (1.57)% to  (2.01)%
   2017........................ 1.15% to 1.60%   891,322  96.72 to 26.89  48,550   0.62%     25.96% to   25.39%
   2016........................ 1.15% to 1.60% 1,051,330  76.79 to 21.45  45,233   0.14%     11.07% to   10.57%
   2015........................ 1.15% to 1.60% 1,209,980  69.14 to 19.40  46,516   0.63%      2.83% to    2.37%
 Janus Henderson Enterprise
   Portfolio -- Service Shares
   2019........................ 1.50% to 1.70%   285,568  18.73 to 18.00   5,787   0.05%     33.13% to   32.86%
   2018........................ 1.50% to 1.70%   320,337  14.07 to 13.55   4,945   0.13%    (2.16)% to  (2.36)%
   2017........................ 1.50% to 1.70%   354,600  14.38 to 13.88   5,538   0.53%     25.19% to   24.93%
   2016........................ 1.50% to 1.70%   387,640  11.49 to 11.11   4,824   0.02%     10.43% to   10.20%
   2015........................ 1.50% to 1.70%   414,922  10.40 to 10.08   4,758   0.52%      2.21% to    2.00%
 Janus Henderson Flexible Bond
   Portfolio -- Institutional
   Shares
   2019........................ 0.75% to 1.60%   361,263  24.50 to 20.72   9,257   3.29%      8.75% to    7.82%
   2018........................ 0.75% to 1.60%   397,166  22.53 to 19.21   9,430   3.02%    (1.75)% to  (2.59)%
   2017........................ 0.75% to 1.60%   477,104  22.93 to 19.73  11,653   2.74%      2.84% to    1.97%
   2016........................ 0.75% to 1.60%   611,114  22.29 to 19.34  14,878   2.78%      1.70% to    0.83%
   2015........................ 0.75% to 1.60%   688,004  21.92 to 19.18  16,464   2.27%    (0.53)% to  (1.38)%
 Janus Henderson Forty
   Portfolio -- Institutional
   Shares
   2019........................ 0.75% to 1.60%   615,748  35.69 to 37.59  37,121   0.15%     36.13% to   34.97%
   2018........................ 0.75% to 1.60%   712,447  26.22 to 27.85  31,632   1.16%      1.21% to    0.35%
   2017........................ 0.75% to 1.60%   808,548  25.90 to 27.75  35,582   0.00%     29.34% to   28.24%
   2016........................ 0.75% to 1.60%   948,927  20.03 to 21.64  32,376   0.00%      1.43% to    0.57%
   2015........................ 0.75% to 1.60% 1,102,917  19.75 to 21.52  37,281   0.00%     11.38% to   10.43%
 Janus Henderson Forty
   Portfolio -- Service Shares
   2019........................ 1.45% to 2.35%   401,490  53.44 to 30.54  13,296   0.02%     34.87% to   33.64%
   2018........................ 1.45% to 2.35%   450,821  39.63 to 22.85  11,059   1.23%      0.24% to  (0.69)%
   2017........................ 1.45% to 2.35%   526,903  39.53 to 23.01  12,868   0.00%     28.12% to   26.95%
   2016........................ 1.45% to 2.55% 2,184,706  30.86 to 16.09  37,015   0.00%      0.47% to  (0.65)%
   2015........................ 1.45% to 2.55% 2,712,925  30.71 to 16.20  48,727   0.00%     10.31% to    9.08%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                       Expense as a                            Net   Investment
                                       % of Average                           Assets   Income
                                      Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                      -------------- --------- -------------- ------ ---------- --------------------
 Janus Henderson Global Research
   Portfolio -- Institutional Shares
   2019.............................. 1.15% to 1.60%   921,465 63.33 to 18.10 36,410   0.96%      27.56% to   26.98%
   2018.............................. 1.15% to 1.60% 1,123,327 49.65 to 14.25 35,421   1.11%     (7.94)% to  (8.36)%
   2017.............................. 1.15% to 1.60% 1,300,011 53.93 to 15.55 43,987   0.81%      25.57% to   25.01%
   2016.............................. 1.15% to 1.60% 1,495,339 42.95 to 12.44 40,317   1.07%       0.89% to    0.44%
   2015.............................. 1.15% to 1.60% 1,705,388 42.57 to 12.39 45,357   0.65%     (3.41)% to  (3.85)%
 Janus Henderson Global Research
   Portfolio -- Service Shares
   2019.............................. 1.50% to 1.70%   245,687 11.58 to 11.13  2,943   0.86%      26.78% to   26.53%
   2018.............................. 1.50% to 1.70%   285,686  9.13 to  8.79  2,720   0.93%     (8.48)% to  (8.67)%
   2017.............................. 1.50% to 1.70%   356,238  9.98 to  9.63  3,698   0.69%      24.79% to   24.54%
   2016.............................. 1.50% to 1.70%   407,053  8.00 to  7.73  3,384   0.94%       0.29% to    0.09%
   2015.............................. 1.50% to 1.70%   457,016  7.97 to  7.72  3,804   0.51%     (3.99)% to  (4.19)%
 Janus Henderson Global
   Technology Portfolio -- Service
   Shares
   2019.............................. 1.15% to 1.70%   530,984 19.42 to 17.04  9,593   0.42%      43.15% to   42.36%
   2018.............................. 1.15% to 1.70%   586,687 13.56 to 11.97  7,432   1.11%     (0.26)% to  (0.82)%
   2017.............................. 1.15% to 1.70%   658,251 13.60 to 12.07  8,399   0.45%      43.25% to   42.46%
   2016.............................. 1.15% to 1.70%   660,400  9.49 to  8.47  5,893   0.09%      12.54% to   11.92%
   2015.............................. 1.15% to 1.70%   709,850  8.44 to  7.57  5,655   0.00%       3.44% to    2.87%
 Janus Henderson Overseas
   Portfolio -- Institutional Shares
   2019.............................. 0.75% to 1.60%   609,299 16.84 to 23.97 19,831   1.88%      26.07% to   24.99%
   2018.............................. 0.75% to 1.60%   705,173 13.36 to 19.18 18,334   1.76%    (15.58)% to (16.31)%
   2017.............................. 0.75% to 1.60%   765,523 15.83 to 22.91 23,652   1.64%      30.14% to   29.03%
   2016.............................. 0.75% to 1.60%   890,300 12.16 to 17.76 21,291   4.65%     (7.15)% to  (7.94)%
   2015.............................. 0.75% to 1.60%   979,039 13.10 to 19.29 25,442   0.58%     (9.28)% to (10.05)%
 Janus Henderson Overseas
   Portfolio -- Service Shares
   2019.............................. 1.45% to 2.10%   153,244 31.06 to 19.42  2,287   1.83%      24.87% to   24.05%
   2018.............................. 1.45% to 2.10%   168,333 24.87 to 15.65  2,019   1.66%    (16.37)% to (16.93)%
   2017.............................. 1.45% to 2.10%   181,510 29.75 to 18.84  2,611   1.55%      28.91% to   28.07%
   2016.............................. 1.45% to 2.10%   206,876 23.07 to 14.71  2,326   4.67%     (8.06)% to  (8.66)%
   2015.............................. 1.45% to 2.10%   293,437 25.10 to 16.11  3,539   0.50%    (10.13)% to (10.72)%
 Janus Henderson Research
   Portfolio -- Institutional Shares
   2019.............................. 1.15% to 1.60%   950,185 70.20 to 22.41 40,526   0.45%      33.96% to   33.36%
   2018.............................. 1.15% to 1.60% 1,128,053 52.41 to 16.81 35,820   0.54%     (3.70)% to  (4.14)%
   2017.............................. 1.15% to 1.60% 1,347,021 54.42 to 17.53 43,863   0.39%      26.41% to   25.85%
   2016.............................. 1.15% to 1.60% 1,569,263 43.05 to 13.93 40,553   0.53%     (0.66)% to  (1.10)%
   2015.............................. 1.15% to 1.60% 1,844,187 43.33 to 14.09 47,984   0.63%       4.13% to    3.66%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)   Total Return (3)
                                     -------------- --------- -------------- ------ ---------- -------------------
 Janus Henderson Research
   Portfolio -- Service Shares
   2019............................. 1.50% to 1.70%   180,738 16.89 to 16.23  3,179   0.30%     33.20% to   32.93%
   2018............................. 1.50% to 1.70%   209,137 12.68 to 12.21  2,751   0.35%    (4.30)% to  (4.50)%
   2017............................. 1.50% to 1.70%   263,890 13.25 to 12.79  3,614   0.24%     25.65% to   25.39%
   2016............................. 1.50% to 1.70%   313,350 10.55 to 10.20  3,429   0.38%    (1.23)% to  (1.43)%
   2015............................. 1.50% to 1.70%   352,027 10.68 to 10.35  3,905   0.45%      3.50% to    3.29%
Legg Mason Partners Variable Equity
  Trust
 ClearBridge Variable Aggressive
   Growth Portfolio -- Class II
   2019............................. 1.45% to 2.30%   165,964 36.80 to 23.30  5,774   0.75%     22.94% to   21.88%
   2018............................. 1.45% to 2.30%   184,804 29.93 to 19.11  5,229   0.37%    (9.90)% to (10.68)%
   2017............................. 1.45% to 2.30%   197,561 33.22 to 21.40  6,236   0.21%     14.31% to   13.33%
   2016............................. 1.45% to 2.30%   277,181 29.06 to 18.88  7,729   0.31%    (0.52)% to  (1.38)%
   2015............................. 1.45% to 2.30%   767,178 29.21 to 19.15 21,895   0.05%    (3.36)% to  (4.20)%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class I
   2019............................. 1.15% to 1.60%   199,679 22.67 to 21.40  4,357   1.46%     30.08% to   29.49%
   2018............................. 1.15% to 1.60%   231,022 17.43 to 16.53  3,886   1.50%    (5.96)% to  (6.39)%
   2017............................. 1.15% to 1.60%   278,057 18.53 to 17.66  4,991   1.46%     17.81% to   17.28%
   2016............................. 1.15% to 1.60%   318,210 15.73 to 15.06  4,859   1.54%     13.67% to   13.16%
   2015............................. 1.15% to 1.60%   338,426 13.84 to 13.31  4,557   1.67%    (5.40)% to  (5.83)%
 ClearBridge Variable Dividend
   Strategy Portfolio -- Class II
   2019............................. 1.45% to 2.35%   380,785 21.44 to 19.08  7,827   1.27%     29.51% to   28.32%
   2018............................. 1.45% to 2.35%   467,731 16.55 to 14.87  7,448   1.29%    (6.38)% to  (7.24)%
   2017............................. 1.45% to 2.45%   583,700 17.68 to 15.86  9,961   1.38%     17.29% to   16.10%
   2016............................. 1.45% to 2.45%   575,027 15.08 to 13.66  8,381   1.67%     13.12% to   11.98%
   2015............................. 1.45% to 2.45%   444,855 13.33 to 12.20  5,674   1.62%    (5.82)% to  (6.78)%
 ClearBridge Variable Large Cap
   Value Portfolio -- Class I
   2019............................. 1.15% to 2.30%   723,003 40.58 to 13.07 14,896   1.72%     27.40% to   25.92%
   2018............................. 1.15% to 2.30%   770,584 31.85 to 10.38 12,735   1.46%    (9.93)% to (10.98)%
   2017............................. 1.15% to 2.30%   914,407 35.36 to 11.66 16,990   1.44%     13.52% to   12.20%
   2016............................. 1.15% to 2.30%   870,195 31.15 to 10.39 15,224   1.48%     11.70% to   10.41%
   2015............................. 1.15% to 2.30% 1,342,584 27.89 to  9.41 18,994   1.40%    (3.98)% to  (5.10)%
MFS(R) Variable Insurance Trust
 MFS(R) Investors Trust Series --
   Service Class Shares
   2019............................. 1.45% to 1.70%   205,580 35.59 to 22.04  4,995   0.48%     29.34% to   29.02%
   2018............................. 1.45% to 1.85%   253,105 27.52 to 21.56  4,767   0.44%    (7.08)% to  (7.46)%
   2017............................. 1.45% to 1.85%   296,647 29.62 to 23.30  5,957   0.55%     21.25% to   20.76%
   2016............................. 1.45% to 1.95%   320,659 24.43 to 18.84  5,309   0.57%      6.75% to    6.21%
   2015............................. 1.45% to 1.95%   370,130 22.88 to 17.74  5,733   0.68%    (1.50)% to  (2.00)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                      Expense as a                            Net   Investment
                                      % of Average                           Assets   Income
                                     Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                     -------------- --------- -------------- ------ ---------- --------------------
 MFS(R) New Discovery Series --
   Service Class Shares
   2019............................. 1.15% to 2.30%   571,093 48.30 to 31.26 18,401   0.00%      39.65% to   38.03%
   2018............................. 1.15% to 2.30%   504,833 34.59 to 22.65 11,086   0.00%     (2.85)% to  (3.99)%
   2017............................. 1.15% to 2.30%   648,451 35.60 to 23.59 14,585   0.00%      24.88% to   23.44%
   2016............................. 1.15% to 2.30%   663,903 28.51 to 19.11 12,301   0.00%       7.55% to    6.30%
   2015............................. 1.15% to 2.30%   790,831 26.51 to 17.98 13,662   0.00%     (3.27)% to  (4.40)%
 MFS(R) Total Return Series --
   Service Class Shares
   2019............................. 1.45% to 2.95% 2,233,722 23.41 to 10.45 38,896   2.07%      18.38% to    9.53%
   2018............................. 1.45% to 2.55% 2,530,043 19.77 to 12.14 37,918   1.94%     (7.24)% to  (8.29)%
   2017............................. 1.45% to 2.55% 2,899,860 21.32 to 13.23 46,828   2.15%      10.41% to    9.18%
   2016............................. 1.45% to 2.55% 3,278,568 19.31 to 12.12 48,180   2.71%       7.24% to    6.05%
   2015............................. 1.45% to 2.55% 3,461,844 18.00 to 11.43 47,611   2.35%     (2.02)% to  (3.11)%
 MFS(R) Utilities Series -- Service
   Class Shares
   2019............................. 1.45% to 2.20%   399,730 51.37 to 29.20 13,258   3.71%      22.99% to   22.06%
   2018............................. 1.45% to 2.20%   481,645 41.77 to 23.92 13,016   0.84%     (0.66)% to  (1.42)%
   2017............................. 1.45% to 2.20%   564,347 42.04 to 24.27 15,293   3.90%      12.84% to   11.98%
   2016............................. 1.45% to 2.20%   700,916 37.26 to 21.67 16,772   3.44%       9.63% to    8.80%
   2015............................. 1.45% to 2.20%   790,491 33.99 to 19.92 17,322   3.86%    (15.99)% to (16.63)%
MFS(R) Variable Insurance Trust II
 MFS(R) Massachusetts Investors
   Growth Stock Portfolio --
   Service Class Shares
   2019............................. 1.45% to 2.70%   389,578 17.47 to 10.95  6,772   0.34%      37.56% to   20.63%
   2018............................. 1.45% to 2.30%   471,532 12.70 to 12.29  5,961   0.32%     (0.89)% to  (1.75)%
   2017............................. 1.45% to 2.30%   649,434 12.81 to 12.51  8,292   0.42%      26.25% to   25.16%
   2016............................. 1.45% to 2.30%   728,673 10.15 to  9.99  7,379   0.38%       4.31% to    3.41%
   2015............................. 1.45% to 2.30%   752,771  9.73 to  9.66  7,317   0.47%     (3.53)% to  (4.36)%
 MFS(R) Strategic Income
   Portfolio -- Service
   Class Shares
   2019............................. 1.45% to 1.45%     2,008 11.74 to 11.74     24   3.50%       9.68% to    9.68%
   2018............................. 1.45% to 1.45%     2,405 10.70 to 10.70     26   3.81%     (3.53)% to  (3.53)%
   2017............................. 1.45% to 1.45%     2,592 11.09 to 11.09     29   4.37%       4.35% to    4.35%
   2016............................. 1.45% to 1.45%     3,021 10.63 to 10.63     32   2.96%       6.44% to    6.44%
   2015............................. 1.45% to 1.45%     2,133  9.99 to  9.99     21   4.94%     (3.48)% to  (3.48)%
PIMCO Variable Insurance Trust
 All Asset Portfolio -- Advisor
   Class Shares
   2019............................. 1.45% to 1.95%   330,321 16.01 to 14.86  5,118   2.69%      10.12% to    9.56%
   2018............................. 1.45% to 1.95%   418,106 14.54 to 13.56  5,902   3.00%     (6.83)% to  (7.30)%
   2017............................. 1.45% to 1.95%   475,796 15.61 to 14.63  7,232   4.31%      11.74% to   11.17%
   2016............................. 1.45% to 2.20%   549,188 13.97 to 12.78  7,488   2.29%      11.27% to   10.43%
   2015............................. 1.45% to 2.20%   655,747 12.55 to 11.57  8,052   3.06%    (10.50)% to (11.19)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                      Expense as a                             Net    Investment
                                      % of Average                            Assets    Income
                                     Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                     -------------- ---------- -------------- ------- ---------- -------------------
 High Yield Portfolio --
   Administrative Class Shares
   2019............................. 1.45% to 2.95%  2,320,582 23.11 to 10.23  46,334   4.92%     13.06% to    4.79%
   2018............................. 1.45% to 2.55%  2,234,519 20.44 to 13.46  40,479   5.09%    (4.07)% to  (5.14)%
   2017............................. 1.45% to 2.55%  2,282,326 21.31 to 14.19  43,833   4.87%      5.07% to    3.90%
   2016............................. 1.45% to 2.55%  2,587,388 20.28 to 13.66  48,057   5.25%     10.82% to    9.59%
   2015............................. 1.45% to 2.55%  5,300,327 18.30 to 12.47  83,624   5.25%    (3.07)% to  (4.15)%
 International Bond Portfolio (U.S.
   Dollar Hedged) --
   Administrative Class Shares
   2019............................. 1.50% to 1.70%     88,578 21.17 to 20.35   1,851   1.77%      5.40% to    5.19%
   2018............................. 1.50% to 1.70%    109,339 20.09 to 19.35   2,166   1.31%      0.58% to    0.38%
   2017............................. 1.50% to 1.70%    117,382 19.97 to 19.27   2,313   4.03%      1.23% to    1.02%
   2016............................. 1.50% to 1.70%    160,909 19.73 to 19.08   3,124   1.41%      4.88% to    4.67%
   2015............................. 1.50% to 1.70%    185,736 18.81 to 18.23   3,444   2.90%    (1.21)% to  (1.41)%
 Long-Term U.S. Government
   Portfolio -- Administrative
   Class Shares
   2019............................. 1.45% to 2.95%  1,859,226 21.49 to 10.14  38,539   2.05%     11.68% to    2.96%
   2018............................. 1.45% to 2.55%  1,818,776 19.24 to 15.17  34,646   2.40%    (3.80)% to  (4.88)%
   2017............................. 1.45% to 2.55%  1,706,498 20.00 to 15.95  34,651   2.17%      7.38% to    6.18%
   2016............................. 1.45% to 2.55%  1,922,497 18.63 to 15.02  36,780   1.89%    (0.78)% to  (1.89)%
   2015............................. 1.45% to 2.35%    775,453 18.78 to 16.67  17,253   2.06%    (2.82)% to  (3.71)%
 Low Duration Portfolio --
   Administrative Class Shares
   2019............................. 1.45% to 2.95%  3,574,136 12.53 to  9.99  41,893   2.77%      2.52% to  (0.13)%
   2018............................. 1.45% to 2.55%  3,842,840 12.22 to 10.36  44,146   1.93%    (1.12)% to  (2.23)%
   2017............................. 1.45% to 2.55%  3,735,829 12.36 to 10.59  43,446   1.34%    (0.12)% to  (1.23)%
   2016............................. 1.45% to 2.55%  3,835,039 12.37 to 10.73  44,857   1.51%    (0.06)% to  (1.17)%
   2015............................. 1.45% to 2.55%  6,541,673 12.38 to 10.85  76,352   2.77%    (1.14)% to  (2.24)%
 Total Return Portfolio --
   Administrative Class Shares
   2019............................. 1.15% to 2.95%  9,370,259 17.84 to 10.08 156,073   3.01%      7.11% to    1.71%
   2018............................. 1.15% to 2.55% 10,578,875 16.66 to 12.77 165,306   2.52%    (1.68)% to  (3.08)%
   2017............................. 1.15% to 2.55% 13,884,221 16.94 to 13.18 219,063   2.02%      3.71% to    2.25%
   2016............................. 1.15% to 2.55% 15,999,977 16.34 to 12.89 244,475   2.09%      1.50% to    0.07%
   2015............................. 1.15% to 2.55% 18,775,625 16.09 to 12.88 284,510   5.04%    (0.71)% to  (2.11)%
Rydex Variable Trust
 NASDAQ -- 100(R) Fund
   2019............................. 1.45% to 1.85%    267,428 55.70 to 39.95   5,361   0.13%     34.88% to   34.33%
   2018............................. 1.45% to 1.85%    269,561 41.30 to 29.74   4,093   0.00%    (3.24)% to  (3.64)%
   2017............................. 1.45% to 1.85%    341,457 42.68 to 30.86   5,427   0.00%     29.23% to   28.70%
   2016............................. 1.45% to 1.85%    656,436 33.03 to 23.98   7,066   0.00%      4.45% to    4.03%
   2015............................. 1.45% to 2.00%  1,511,920 31.62 to 22.63  16,265   0.00%      6.67% to    6.08%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                   Expense as a                             Net    Investment
                                   % of Average                            Assets    Income
                                  Net Assets (1)   Units      Unit Value    000s   Ratio (2)    Total Return (3)
                                  -------------- ---------- -------------- ------- ---------- --------------------
State Street Variable Insurance
  Series Funds, Inc.
 Income V.I.S. Fund -- Class 1
   Shares
   2019.......................... 0.75% to 2.30%    955,145 18.96 to 11.60  14,603   0.19%       7.81% to    6.12%
   2018.......................... 0.75% to 2.30%  1,101,994 17.59 to 10.93  15,782   2.12%     (2.17)% to  (3.70)%
   2017.......................... 0.75% to 2.30%  1,252,511 17.98 to 11.35  18,445   1.97%       2.47% to    0.88%
   2016.......................... 0.75% to 2.30%  1,513,016 17.54 to 11.25  22,059   1.74%       2.21% to    0.62%
   2015.......................... 0.75% to 2.35%  1,702,881 17.16 to 11.26  24,410   2.10%     (1.17)% to  (2.76)%
 Premier Growth Equity V.I.S.
   Fund -- Class 1 Shares
   2019.......................... 0.75% to 2.10%    961,517 32.25 to 28.92  29,439   0.00%      36.30% to   34.45%
   2018.......................... 0.75% to 2.10%  1,101,406 23.66 to 21.51  24,920   0.13%     (3.39)% to  (4.72)%
   2017.......................... 0.75% to 2.10%  1,281,157 24.49 to 22.58  30,374   0.31%      27.38% to   25.66%
   2016.......................... 0.75% to 2.10%  1,481,093 19.23 to 17.97  27,772   0.49%       1.70% to    0.32%
   2015.......................... 0.75% to 2.10%  1,661,850 18.90 to 17.91  30,959   0.46%       2.52% to    1.13%
 Real Estate Securities V.I.S.
   Fund -- Class 1 Shares
   2019.......................... 0.75% to 2.95%  1,117,908 64.65 to 10.23  44,195   1.34%      25.20% to    4.81%
   2018.......................... 0.75% to 2.55%  1,283,920 51.63 to 13.38  40,405   2.42%     (6.42)% to  (8.13)%
   2017.......................... 0.75% to 2.55%  1,424,736 55.18 to 14.57  49,404   1.54%       5.05% to    3.15%
   2016.......................... 0.75% to 2.55%  1,730,701 52.52 to 14.12  58,910   2.31%       7.19% to    5.26%
   2015.......................... 0.75% to 2.55%  2,028,003 49.00 to 13.42  63,576   1.69%       3.78% to    1.90%
 S&P 500(R) Index V.I.S. Fund --
   Class 1 Shares
   2019.......................... 0.75% to 2.30%  4,407,259 26.62 to 24.94 151,071   1.32%      30.06% to   28.03%
   2018.......................... 0.75% to 2.30%  4,870,590 20.47 to 19.48 130,223   1.64%     (5.45)% to  (6.93)%
   2017.......................... 0.75% to 2.30%  5,498,219 21.65 to 20.93 158,837   1.76%      20.60% to   18.72%
   2016.......................... 0.75% to 2.30%  6,092,527 17.95 to 17.63 147,455   1.87%      10.78% to    9.05%
   2015.......................... 0.75% to 2.35%  6,549,734 16.21 to 14.81 145,375   2.15%       0.32% to  (1.30)%
 Small-Cap Equity V.I.S.
   Fund -- Class 1 Shares
   2019.......................... 1.15% to 2.30%    749,847 41.59 to 23.09  28,349   0.00%      24.67% to   23.22%
   2018.......................... 1.15% to 2.30%    859,762 33.36 to 18.74  26,186   0.00%    (10.74)% to (11.79)%
   2017.......................... 1.15% to 2.30%  1,018,621 37.37 to 21.24  34,982   0.00%      11.42% to   10.12%
   2016.......................... 1.15% to 2.30%  1,184,299 33.54 to 19.29  36,669   0.00%      22.34% to   20.93%
   2015.......................... 1.15% to 2.30%  1,314,746 27.42 to 15.95  33,273   0.00%     (5.23)% to  (6.33)%
 Total Return V.I.S. Fund --
   Class 1 Shares
   2019.......................... 0.75% to 2.95% 39,064,565 21.84 to 10.24 751,079   2.30%      14.94% to    5.06%
   2018.......................... 0.75% to 2.30% 42,795,149 19.00 to 13.74 721,183   2.16%     (7.05)% to  (8.51)%
   2017.......................... 0.75% to 2.30% 45,934,260 20.45 to 15.02 841,510   2.01%      14.71% to   12.93%
   2016.......................... 0.75% to 2.30% 48,464,940 17.82 to 13.30 782,552   1.87%       5.55% to    3.91%
   2015.......................... 0.75% to 2.30% 51,257,510 16.89 to 12.80 791,790   1.68%     (1.87)% to  (3.41)%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                     Expense as a                             Net    Investment
                                     % of Average                            Assets    Income
                                    Net Assets (1)   Units      Unit Value    000s   Ratio (2)   Total Return (3)
                                    -------------- ---------- -------------- ------- ---------- -------------------
 Total Return V.I.S. Fund --
   Class 3 Shares
   2019............................ 1.45% to 2.95% 33,412,583 15.57 to 10.23 457,614   1.98%     13.89% to    4.80%
   2018............................ 1.45% to 2.55% 38,387,797 13.67 to 10.79 467,141   1.79%    (7.97)% to  (9.00)%
   2017............................ 1.45% to 2.55% 46,322,370 14.85 to 11.85 615,662   1.63%     13.60% to   12.33%
   2016............................ 1.45% to 2.55% 56,704,147 13.07 to 10.55 668,174   1.52%      4.55% to    3.38%
   2015............................ 1.45% to 2.55% 66,025,483 12.51 to 10.21 748,990   1.44%    (2.77)% to  (3.86)%
 U.S. Equity V.I.S. Fund --
   Class 1 Shares
   2019............................ 0.75% to 1.85%    811,378 28.06 to 25.86  21,421   0.64%     30.78% to   29.33%
   2018............................ 0.75% to 1.85%    961,239 21.46 to 19.99  19,507   0.80%    (4.13)% to  (5.19)%
   2017............................ 0.75% to 1.85%  1,122,669 22.38 to 21.09  23,908   0.75%     19.02% to   17.70%
   2016............................ 0.75% to 1.85%  1,264,220 18.80 to 17.92  22,936   1.13%      8.49% to    7.29%
   2015............................ 0.75% to 1.85%  1,586,449 17.33 to 16.70  27,033   1.04%    (3.04)% to  (4.11)%
The Alger Portfolios
 Alger Large Cap Growth
   Portfolio -- Class I-2 Shares
   2019............................ 1.15% to 1.60%    761,308 52.17 to 21.79  25,695   0.00%     25.97% to   25.40%
   2018............................ 1.15% to 1.60%    948,595 41.41 to 17.38  24,702   0.00%      1.02% to    0.57%
   2017............................ 1.15% to 1.60%  1,088,395 40.99 to 17.28  28,030   0.00%     26.99% to   26.42%
   2016............................ 1.15% to 1.60%  1,231,571 32.28 to 13.67  25,240   0.00%    (1.97)% to  (2.41)%
   2015............................ 1.15% to 1.60%  1,416,213 32.93 to 14.00  29,781   0.00%      0.55% to    0.09%
 Alger Small Cap Growth
   Portfolio -- Class I-2 Shares
   2019............................ 1.15% to 1.60%    597,545 35.01 to 25.45  18,057   0.00%     27.85% to   27.27%
   2018............................ 1.15% to 1.60%    721,107 27.39 to 20.00  17,042   0.00%      0.26% to  (0.19)%
   2017............................ 1.15% to 1.60%    846,955 27.31 to 20.04  20,024   0.00%     27.26% to   26.68%
   2016............................ 1.15% to 1.60%  1,003,019 21.46 to 15.82  18,672   0.00%      5.02% to    4.55%
   2015............................ 1.15% to 1.60%  1,128,630 20.44 to 15.13  20,045   0.00%    (4.43)% to  (4.86)%
The Prudential Series Fund
 Jennison 20/20 Focus Portfolio --
   Class II Shares
   2019............................ 1.45% to 2.30%    134,065 42.95 to 24.21   5,309   0.00%     26.54% to   25.45%
   2018............................ 1.45% to 2.30%    158,163 33.94 to 19.30   4,894   0.00%    (7.10)% to  (7.90)%
   2017............................ 1.45% to 2.30%    184,615 36.54 to 20.95   6,143   0.00%     27.87% to   26.77%
   2016............................ 1.45% to 2.30%    213,849 28.57 to 16.53   5,491   0.00%    (0.23)% to  (1.09)%
   2015............................ 1.45% to 2.30%    241,257 28.64 to 16.71   6,242   0.00%      4.33% to    3.43%
 Jennison Portfolio -- Class II
   Shares
   2019............................ 1.45% to 2.30%    130,384 45.65 to 29.66   5,678   0.00%     30.90% to   29.77%
   2018............................ 1.45% to 2.30%    146,007 34.87 to 22.85   4,864   0.00%    (2.62)% to  (3.47)%
   2017............................ 1.45% to 2.30%    163,659 35.81 to 23.67   5,576   0.00%     34.16% to   33.01%
   2016............................ 1.45% to 2.30%    168,178 26.69 to 17.80   4,273   0.00%    (2.72)% to  (3.55)%
   2015............................ 1.45% to 2.30%    267,063 27.44 to 18.45   7,026   0.00%      9.42% to    8.48%

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                               December 31, 2019

                                  Expense as a                            Net   Investment
                                  % of Average                           Assets   Income
                                 Net Assets (1)   Units     Unit Value    000s  Ratio (2)    Total Return (3)
                                 -------------- --------- -------------- ------ ---------- --------------------
 Natural Resources Portfolio --
   Class II Shares
   2019......................... 1.45% to 2.95% 5,525,658 12.55 to  9.71 33,708   0.00%       8.66% to  (5.94)%
   2018......................... 1.45% to 2.55% 5,833,693 11.55 to  5.08 32,878   0.00%    (19.61)% to (20.51)%
   2017......................... 1.45% to 2.55% 4,833,745 14.37 to  6.39 34,397   0.00%     (1.97)% to  (3.06)%
   2016......................... 1.45% to 2.55% 3,243,289 14.66 to  6.59 24,862   0.00%      23.02% to   21.65%
   2015......................... 1.45% to 2.55% 2,722,626 11.92 to  5.42 17,314   0.00%    (29.88)% to (30.67)%
 SP Prudential U.S. Emerging
   Growth Portfolio -- Class II
   Shares
   2019......................... 1.55% to 1.55%       618 31.96 to 31.96     20   0.00%      35.04% to   35.04%
   2018......................... 1.55% to 1.55%       653 23.67 to 23.67     15   0.00%     (9.60)% to  (9.60)%
   2017......................... 1.55% to 1.55%       671 26.18 to 26.18     18   0.00%      20.06% to   20.06%
   2016......................... 1.55% to 1.55%       686 21.81 to 21.81     15   0.00%       2.21% to    2.21%
   2015......................... 1.55% to 1.55%       704 21.34 to 21.34     15   0.00%     (4.24)% to  (4.24)%
Wells Fargo Variable Trust
 Wells Fargo VT Omega Growth
   Fund -- Class 2
   2019......................... 1.45% to 1.95%   243,390 34.41 to 32.80  8,325   0.00%      35.06% to   34.37%
   2018......................... 1.45% to 1.95%   272,196 25.48 to 24.41  6,896   0.00%     (1.19)% to  (1.69)%
   2017......................... 1.45% to 1.95%   312,906 25.79 to 24.83  8,030   0.01%      32.65% to   31.98%
   2016......................... 1.45% to 1.95%   121,717 19.44 to 18.81  2,358   0.00%     (0.94)% to  (1.44)%
   2015......................... 1.45% to 1.95%   156,144 19.62 to 19.08  3,055   0.00%     (0.13)% to  (0.63)%

--------
(1)Expenses as a percentage of average net assets represent the annualized asset-based contract expenses of the Separate Account, consisting of mortality and expense risk charges, administrative expenses, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.
(2)The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.
(3)The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.
(4)The ratios of expenses and net investment income to average net assets are annualized for periods less than a year.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                        STATUTORY FINANCIAL STATEMENTS

                 YEARS ENDED DECEMBER 31, 2019, 2018 AND 2017

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                    Index to Statutory Financial Statements


                                                                            PAGE
                                                                            ----
Independent Auditors' Report............................................... F-1

Statutory Statements of Admitted Assets, Liabilities and Capital and
  Surplus.................................................................. F-3

Statutory Statements of Summary of Operations.............................. F-5

Statutory Statements of Changes in Capital and Surplus..................... F-6

Statutory Statements of Cash Flow.......................................... F-7

Notes to Statutory Financial Statements.................................... F-9

[LOGO] KPMG

                        KPMG LLP
                        Suite 2000
                        1021 East Cary Street
                        Richmond, VA 23219-4023

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying financial statements of Genworth Life and Annuity Insurance Company, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2019 and 2018, and the related statutory statements of summary of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2019, and the related notes to the statutory financial statements.

Management's Responsibility for the Financial Statements

   Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

   Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

   An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

   We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

   As described in Note 1 to the financial statements, the financial statements are prepared by Genworth Life and Annuity Insurance Company using statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.


                      KPMG LLP is a Delaware limited liability partnership and
                       the U.S. member firm of the KPMG network of independent
                           member firms affiliated with KPMG International
                         Cooperative ("KPMG International"), a Swiss entity.

[LOGO] KPMG


   The effects on the financial statements of the variances between the statutory accounting practices described in Note 1 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

   In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Genworth Life and Annuity Insurance Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Genworth Life and Annuity Insurance Company as of December 31, 2019 and 2018, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2019, in accordance with statutory accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance described in Note 1.

/s/ KPMG LLP

Richmond, Virginia
April 21, 2020

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

 Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus
                          December 31, 2019 and 2018
            (Dollar amounts in millions, except per share amounts)

                                2019      2018
                              --------- ---------
    ADMITTED ASSETS
Cash and invested assets:
   Bonds..................... $11,455.4 $11,329.0
   Preferred stocks --
     nonaffiliates...........      39.0      46.5
   Common stocks --
     affiliates..............     413.0     180.4
   Common stocks --
     nonaffiliates...........      23.0      24.0
   Mortgage loans............   1,812.3   1,867.2
   Real estate...............      12.5      12.1
   Contract loans............     494.7     507.5
   Cash, cash
     equivalents and
     short-term
     investments.............     227.9     307.2
   Other invested assets.....      71.8      84.0
   Receivable for
     securities..............       3.2       4.9
   Derivative assets.........      80.7      42.3
   Securities lending
     reinvested
     collateral..............      17.7      24.0
                              --------- ---------
       Total cash and
         invested assets.....  14,651.2  14,429.1

Amounts recoverable from
  reinsurers and funds
  held.......................     465.5     471.4
Deferred tax asset...........     127.9     153.3
Guaranty funds receivable....       7.6       7.4
Premiums and accounts
  receivable.................     479.4     492.4
Investment income due
  and accrued................     133.7     131.5
Current Federal income
  tax recoverable............        --      24.9
Other assets.................      18.0      23.0
Separate account assets......   5,691.8   5,451.1
                              --------- ---------
       Total admitted
         assets.............. $21,575.1 $21,184.1
                              ========= =========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus --
                                   Continued
                          December 31, 2019 and 2018
            (Dollar amounts in millions, except per share amounts)

                                 2019       2018
                              ---------  ---------
LIABILITIES AND CAPITAL
      AND SURPLUS
Liabilities
   Aggregate reserves --
     life.................... $ 6,901.9  $ 7,188.3
   Aggregate reserves --
     annuity contracts.......   4,464.7    4,811.3
   Aggregate reserves --
     accident and health
     policies................       1.0        1.3
   Liability for
     deposit-type
     contracts...............     705.8      775.9
   Liability for policy
     and contract claims.....      84.0      107.9
   Policyholders
     dividends...............       0.3        0.3
   Premiums and annuity
     considerations
     received in advance.....       6.5        6.5
   Other amounts payable
     on reinsurance..........     145.0      127.3
   Interest maintenance
     reserve.................      34.0       25.0
   Commissions payable.......       0.2        0.2
   General expenses due
     or accrued..............       1.2        1.5
   Transfers to separate
     accounts due or
     accrued.................     (13.6)     (14.2)
   Taxes, licenses, and
     fees due or accrued.....      10.6        9.2
   Current Federal
     income tax payable......      47.8         --
   Unearned investment
     income..................       6.9        7.2
   Amounts withheld or
     retained by company
     as agent or trustee.....      11.5       11.3
   Remittances and items
     not allocated...........      21.5       22.0
   Asset valuation
     reserve.................     112.8       75.2
   Payable to parent,
     subsidiaries and
     affiliates..............       7.3        4.6
   Funds held under
     coinsurance and
     treaties with
     unauthorized
     reinsurers..............   1,915.4    1,379.6
   Payable for
     securities lending......      17.7       24.0
   Payable for securities....      16.4        4.6
   Derivative liabilities....       0.1         --
   Payable for
     collateral received
     from derivatives
     counterparties..........      15.8       10.1
   Separate account
     liabilities.............   5,691.8    5,451.1
                              ---------  ---------
       Total liabilities.....  20,206.6   20,030.2
                              ---------  ---------
Capital and surplus:
   Common stock, Class A
     ($1,000 par value.
     50,000 shares
     authorized; 25,651
     shares issued and
     outstanding)............      25.6       25.6
   Paid in surplus...........   1,456.7    1,456.7
   Unassigned deficit........    (113.8)    (328.4)
                              ---------  ---------
       Total capital and
         surplus.............   1,368.5    1,153.9
                              ---------  ---------
       Total liabilities
         and capital and
         surplus............. $21,575.1  $21,184.1
                              =========  =========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Statutory Statements of Summary of Operations
                 Years ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                                    2019      2018      2017
                                  --------  --------  --------
Revenues:
   Premiums and annuity
     considerations.............. $ (901.0) $    6.4  $  520.7
   Considerations for
     supplementary
     contracts with life
     contingencies...............     13.9      17.1      18.8
   Net investment income.........    670.2     639.8     669.2
   Commissions and
     expense allowances
     on reinsurance ceded........  1,404.4     274.2     143.8
   Reserve adjustments
     on reinsurance ceded........   (488.1)    (11.4)    (82.7)
   Income from fees
     associated with
     investment
     management,
     administration, and
     contract guarantees
     from separate
     accounts....................    105.2     116.2     124.7
   Other income..................     25.7      29.2      28.5
                                  --------  --------  --------
       Total revenues............    830.3   1,071.5   1,423.0
                                  --------  --------  --------
Benefits:
   Death benefits................    323.1     400.2     441.2
   Matured endowments............      1.5       3.0       2.4
   Annuity benefits..............    385.0     402.5     417.8
   Disability benefits
     and benefits under
     accident and health
     policies....................      4.3       3.9       4.1
   Surrender benefits
     and other fund
     withdrawals.................    612.8     701.7     783.8
   Payments on
     supplementary
     contracts with life
     contingencies...............     14.1      13.4      12.8
   Interest and
     adjustments on
     contracts or
     deposit-type
     contract funds..............     26.2      25.4      24.5
   Increase (decrease)
     in aggregate
     reserves -- life,
     annuity and
     accident and health.........   (633.3)    (46.3)    233.2
                                  --------  --------  --------
       Total benefits............    733.7   1,503.8   1,919.8
                                  --------  --------  --------
Expenses:
   Commissions...................    115.5     124.5     188.6
   General insurance
     expenses....................    133.3     137.4     140.8
   Insurance taxes,
     licenses, and fees,
     excluding Federal
     income taxes................     29.0      25.4      25.3
   Net transfer from
     separate accounts...........   (470.8)   (565.6)   (607.7)
   Other expenses................     63.9      57.1    (250.2)
                                  --------  --------  --------
       Total expenses............   (129.1)   (221.2)   (503.2)
                                  --------  --------  --------
       Total benefits
         and expenses............    604.6   1,282.6   1,416.6
                                  --------  --------  --------
          Income (loss)
            before
            Federal
            income taxes
            and realized
            capital
            gains
            (losses), net........    225.7    (211.1)      6.4
Federal income taxes.............     38.5     (18.8)     51.9
                                  --------  --------  --------
          Income (loss)
            before
            realized
            capital
            gains
            (losses).............    187.2    (192.3)    (45.5)
Realized capital gains
  (losses), net..................     (1.4)    (17.2)     13.4
                                  --------  --------  --------
          Net income
            (loss)............... $  185.8  $ (209.5) $  (32.1)
                                  ========  ========  ========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

            Statutory Statements of Changes in Capital and Surplus
                 Years ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                          COMMON STOCK
                          -------------
                                        PAID IN  UNASSIGNED
                          AMOUNT SHARES SURPLUS   DEFICIT     TOTAL
                          ------ ------ -------- ---------- --------
Balances as of
  December 31, 2016...... $25.6  25,651 $1,456.7  $   5.2   $1,487.5
   Net loss..............    --      --       --    (32.1)     (32.1)
   Change in net
     unrealized capital
     gains and losses....    --      --       --    (28.9)     (28.9)
   Change in net
     deferred income
     taxes...............    --      --       --   (128.1)    (128.1)
   Change in nonadmitted
     assets..............    --      --       --     39.3       39.3
   Change in liability
     for reinsurance in
     unauthorized
     companies...........    --      --       --      0.3        0.3
   Change in asset
     valuation reserve...    --      --       --      1.6        1.6
   Change in surplus as
     a result of
     reinsurance.........    --      --       --    (39.6)     (39.6)
   Prior period
     correction --
     universal life
     insurance reserves
     (see Note 1(v)).....    --      --       --    (11.2)     (11.2)
                          -----  ------ --------  -------   --------
Balances as of
  December 31, 2017......  25.6  25,651  1,456.7   (193.5)   1,288.8
   Net loss..............    --      --       --   (209.5)    (209.5)
   Change in net
     unrealized capital
     gains and losses....    --      --       --   (138.7)    (138.7)
   Change in net
     unrealized foreign
     exchange capital
     gains and losses....    --      --       --     (0.5)      (0.5)
   Change in net
     deferred income
     taxes...............    --      --       --     34.0       34.0
   Change in nonadmitted
     assets..............    --      --       --     13.1       13.1
   Change in asset
     valuation reserve...    --      --       --     23.7       23.7
   Change in surplus as
     a result of
     reinsurance.........    --      --       --     39.8       39.8
   Special tax
     allocation
     agreement with
     Genworth............    --      --       --    103.2      103.2
                          -----  ------ --------  -------   --------
Balances as of
  December 31, 2018......  25.6  25,651  1,456.7   (328.4)   1,153.9
   Net income............    --      --       --    185.8      185.8
   Change in net
     unrealized capital
     gains and losses....    --      --       --    202.4      202.4
   Change in net
     unrealized foreign
     exchange capital
     gains and losses....    --      --       --      0.8        0.8
   Change in net
     deferred income
     taxes...............    --      --       --     14.3       14.3
   Change in nonadmitted
     assets..............    --      --       --    (44.5)     (44.5)
   Change in asset
     valuation reserve...    --      --       --    (37.6)     (37.6)
   Change in surplus as
     a result of
     reinsurance.........    --      --       --   (113.0)    (113.0)
   Special tax
     allocation
     agreement with
     Genworth............    --      --       --     (7.8)      (7.8)
   Prior period
     correction -- ceded
     premiums on term
     conversion policies
     (see Note 1(v)).....    --      --       --     14.2       14.2
                          -----  ------ --------  -------   --------
Balances as of
  December 31, 2019...... $25.6  25,651 $1,456.7  $(113.8)  $1,368.5
                          =====  ====== ========  =======   ========

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                       Statutory Statements of Cash Flow
                 Years ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                                            2019      2018      2017
                                          --------  --------  --------
Cash flow from
  operations:
   Premiums collected
     net of reinsurance.................. $  318.0  $   30.6  $  503.9
   Net investment income.................    645.8     619.0     638.5
   Miscellaneous income..................    129.4     448.2     167.2
                                          --------  --------  --------
          Total cash
            provided
            from revenues................  1,093.2   1,097.8   1,309.6
                                          --------  --------  --------
   Benefit and loss
     related payments....................  1,248.5   1,445.1   1,565.3
   Net transfers from
     separate,
     segregated
     accounts, and
     protected cell
     accounts............................   (471.4)   (586.3)   (615.5)
   Commissions, expenses
     paid, and aggregate
     write-ins for
     deductions..........................    272.3     283.3     264.5
   Federal income taxes
     paid, net of
     capital gains
     (losses)............................    (29.2)      6.3      16.4
                                          --------  --------  --------
          Total cash
            applied to
            benefits and
            general and
            other
            expenses.....................  1,020.2   1,148.4   1,230.7
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                operations...............     73.0     (50.6)     78.9
                                          --------  --------  --------
Cash flow from
  investments:
   Proceeds from
     investments sold,
     matured, or repaid:
       Bonds.............................  1,068.3   1,614.4   1,605.3
       Stocks............................     30.8       0.6      33.6
       Mortgage loans....................    146.2     210.9     135.5
       Real estate.......................       --       0.2        --
       Other invested
         assets..........................     13.4       7.7       8.9
       Miscellaneous
         proceeds........................     23.4      49.9     102.9
                                          --------  --------  --------
          Total
            investment
            proceeds.....................  1,282.1   1,883.7   1,886.2
                                          --------  --------  --------
   Cost of investments
     acquired:
       Bonds.............................  1,085.4   1,663.3   1,393.6
       Stocks............................     46.7       8.5      11.8
       Mortgage loans....................     91.4     302.9     239.8
       Real estate.......................      0.9       1.9       0.9
       Other invested
         assets..........................      0.5       0.1      10.0
       Miscellaneous
         applications....................     56.1       2.5      34.9
                                          --------  --------  --------
          Total
            investments
            acquired.....................  1,281.0   1,979.2   1,691.0
   Net decrease in
     contract loans and
     premium notes.......................    (13.2)    (15.9)    (11.8)
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                investments..............     14.3     (79.6)    207.0
                                          --------  --------  --------
Cash flow from financing
  and miscellaneous
  sources:
   Cash provided
     (applied):
       Net deposits on
         deposit-type
         contracts and
         other insurance
         liabilities.....................   (195.7)      0.2    (165.5)
       Other cash
         provided
         (applied).......................     29.1      77.2     (61.7)
                                          --------  --------  --------
              Net cash
                provided
                by
                (applied
                to)
                financing
                and
                miscellaneous
                sources..................   (166.6)     77.4    (227.2)
                                          --------  --------  --------
Net change in cash, cash
  equivalents and
  short-term investments.................    (79.3)    (52.8)     58.7
Cash, cash equivalents
  and short-term
  investments:
   Beginning of year.....................    307.2     360.0     301.3
                                          --------  --------  --------
   End of year........................... $  227.9  $  307.2  $  360.0
                                          ========  ========  ========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                              2019      2018     2017
                           ---------  -------  -------
Supplemental information:
   Interest
     capitalization --
     net investment
     income............... $   (11.3) $ (14.3) $ (17.6)
   Interest
     capitalization --
     bond purchases.......     (11.3)   (14.3)   (17.6)
   Securities exchanged
     -- bond proceeds.....    (198.1)  (143.2)   (94.6)
   Securities exchanged
     -- bond purchases....    (198.1)  (143.2)   (94.6)
   Tax sharing agreement
     transfer of taxes
     payable -- taxes
     paid.................      (0.7)    (3.9)    (8.1)
   Tax sharing agreement
     transfer of taxes
     payable -- stock
     proceeds.............     (73.7)  (231.0)    (8.1)
   Tax sharing agreement
     transfer of taxes
     payable -- stock
     purchases............     (65.2)  (330.3)      --
   Tax sharing agreement
     transfer of taxes
     payable -- special
     tax allocation
     agreement............       7.8   (103.2)      --
   Reinsurance treaties
     -- premiums..........   1,192.5       --    (36.2)
   Reinsurance treaties
     -- commissions ceded.  (1,196.2)      --       --
   Reinsurance treaties
     -- benefits..........     391.4       --       --
   Reinsurance treaties
     -- bond purchases....     (82.9)      --   (177.3)
   Reinsurance treaties
     -- funds withheld
     adjustment...........    (470.6)      --       --
   Rivermont account
     value adjustment --
     benefits and loss
     related payments.....        --    (27.5)      --
   Rivermont account
     value adjustment --
     stock purchases......        --    (27.5)      --
   Transfer from bonds
     to other invested
     assets -- bonds......        --       --     (4.0)
   Transfer from bonds
     to other invested
     assets -- other
     invested assets......        --       --     (4.0)
   Reinsurance treaties
     -- commissions.......        --       --   (207.1)
   Reinsurance treaties
     -- mortgage loan
     purchases............        --       --    (48.7)
   Reinsurance treaties
     -- contract loans....        --       --     14.9

           See accompanying notes to statutory financial statements.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                    Notes to Statutory Financial Statements
                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

(1)CORPORATE STRUCTURE, BASIS OF PRESENTATION, AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  (A) CORPORATE STRUCTURE

   Genworth Life and Annuity Insurance Company (the "Company" or "GLAIC") is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. The Company is licensed as a life insurer to do business in Bermuda, the District of Columbia and all states except for New York. The Company is wholly-owned by Genworth Life Insurance Company ("GLIC"), which is wholly-owned by Genworth North America Corporation ("GNA"), which is indirectly wholly-owned by Genworth Financial, Inc. ("Genworth").

   The following are the Company's direct subsidiaries with percentage of ownership listed as of December 31, 2019:

                                                                  2019
                                                                 -----
         Jamestown Life Insurance Company ("JLIC").............. 100.0%
         River Lake Insurance Company VI ("RLIC VI")............ 100.0
         River Lake Insurance Company VII ("RLIC VII").......... 100.0
         River Lake Insurance Company VIII ("RLIC VIII")........ 100.0
         River Lake Insurance Company IX ("RLIC IX")............ 100.0
         River Lake Insurance Company X ("RLIC X").............. 100.0
         Rivermont Life Insurance Company I ("Rivermont")....... 100.0
         GNWLAAC Real Estate Holding, LLC ("GNWLAAC RE")........ 100.0
         Newco Properties, Inc. ("Newco")....................... 100.0
         Assigned Settlement Inc. ("ASI")....................... 100.0
         Genworth Life Insurance Company of New York ("GLICNY").  34.5

   As of December 31, 2019, GNWLAAC RE and ASI were unaudited and fully nonadmitted.

   On October 21, 2016, Genworth entered into an agreement and plan of merger (the "Merger Agreement") with Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People's Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People's Republic of China (together with its affiliates, "China Oceanwide"), and Asia Pacific Global Capital USA Corporation ("Merger Sub"), a Delaware corporation and a direct, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC ("Asia Pacific Insurance"), which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into Genworth with Genworth surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance.

   Genworth and China Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement as soon as possible.

  (B) NATURE OF BUSINESS

   The Company's principal products are life insurance and fixed deferred and immediate annuities. Life insurance products provide protection against financial hardship after the death of an insured. Deferred annuities are investment vehicles intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. Immediate annuities provide a fixed amount of income for either a defined number of years, the annuitant's lifetime or the longer of a defined number of years or the annuitant's lifetime. In March 2016, Genworth suspended sales of traditional life insurance and fixed annuity products; however, the Company continues to service its existing retained and reinsured blocks of business.

   The Company also has other products which have not been actively sold since 2011, but it continues to service its existing blocks of business. Those products include variable annuities, including group variable annuities offered through

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

retirement plans; variable life insurance and funding agreements. Most of its variable annuities include guaranteed minimum death benefits ("GMDBs"). Some of the Company's group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWBs") and certain types of guaranteed annuitization benefits.

   The Company previously distributed its products through an extensive network of independent brokerage general agencies throughout the United States and through financial intermediaries, insurance marketing organizations, independent broker/dealers, select banks and national brokerage and financial firms.

  (C) BASIS OF PRESENTATION

   The accompanying statutory financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Virginia State Corporation Commission, Bureau of Insurance (the "Virginia Bureau"). These prescribed statutory accounting practices ("SAP") include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), including Statements of Statutory Accounting Principles ("SSAP"), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company has no permitted accounting practices that vary from prescribed accounting. However, certain of the Company's subsidiaries have permitted practices granted by their respective state of domicile as described in Note 2(b).

   The preparation of financial statements requires management to make informed judgments and estimates that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Significant estimates include legal and regulatory reserves, certain investment and derivative valuations, future policy benefits and claims, provision for income taxes and valuation of deferred tax assets. Actual results could differ from those estimates. Certain prior year amounts may have been reclassified to conform to the current year presentation.

  (D) DIFFERENCES BETWEEN SAP AND U.S. GAAP

   The effects on the financial statements of the variances between SAP and U.S. generally accepted accounting principles ("U.S. GAAP"), although not reasonably determinable, are presumed to be material. The principal differences between SAP and U.S. GAAP include:

  . Investments in bonds and preferred stocks are generally carried at amortized cost under SAP. Under U.S. GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities.

  . The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under U.S. GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

  . Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under U.S. GAAP, controlled subsidiaries are consolidated and results of operations are included in net income (loss).

  . Under SAP, derivative instruments are valued consistently with hedged items. Derivatives are recorded at amortized cost if the hedged item is recorded at amortized cost. Derivatives are recorded at fair value and net income is adjusted for fair value changes, if the hedged item is also recorded at fair value. Derivative instruments that do not meet or no longer meet the criteria of a highly effective hedge ("non-qualifying derivatives") are recorded at fair value and the changes in fair value are recorded as unrealized gains and losses in statutory surplus. Under U.S. GAAP, derivatives

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

     are recorded at fair value and changes in fair value are recorded in accumulated other comprehensive income (loss) for qualified cash flow hedges or net income (loss) (with an offsetting change in value for changes in the hedged item) for qualified fair value hedges and non-qualifying derivatives. To the extent that hedging relationships are highly effective, the derivatives' impact on operations is limited to payments and receipts of periodic coupons.

  . Under SAP, embedded derivatives are carried consistently with the host instruments. Under U.S. GAAP, the embedded derivatives that are not clearly and closely related to the host are bifurcated and accounted for like any other free-standing derivative.

  . Interest maintenance reserve ("IMR") represents the deferral of interest related realized gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives which are amortized into operations over the remaining life of the investment sold under SAP. No such reserve is required under U.S. GAAP.

  . Asset valuation reserve ("AVR") represents a contingency reserve for credit related risk on most invested assets of the Company, and is charged to statutory surplus under SAP. No such reserve is required under U.S. GAAP, but mortgage loans are recorded net of allowances for estimated uncollectible amounts.

  . Certain assets, principally furniture, equipment, prepaid expenses, agents' balances, and certain deferred tax assets have been designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under U.S. GAAP, such amounts are carried with an appropriate valuation allowance, when necessary.

  . Intangible assets such as present value of future profits and other adjustments, resulting from the Company's acquisitions, are not recorded under SAP. Intangible assets such as goodwill are recorded under SAP and amortized. Under U.S. GAAP, the present value of future profits is recorded and amortized and goodwill is recorded at cost and tested for impairment using a fair value methodology at least annually.

  . Under SAP, a provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under U.S. GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in operations for the period.

  . Under SAP, aggregate reserves for a majority of life insurance and fixed annuity products are based on statutory mortality and interest requirements without consideration for anticipated withdrawals. Variable annuity contracts are reserved for using a prescribed principles-based approach. Reserves for long-term care insurance ("LTC") are based on morbidity assumptions derived from the Company's experience. Under U.S. GAAP, reserves for term life insurance, life-contingent annuity, and LTC products are based on the present value of future benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which were appropriate at the time the policies were issued or acquired. Reserves for universal life insurance, term universal life insurance and non life-contingent annuity products are recognized by establishing a liability equal to the current account value of the policyholders' contracts, with an additional reserve for certain guaranteed benefits.

  . Reserves are reported net of ceded reinsurance under SAP. Under U.S. GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

  . Under SAP, certain annuity contracts which do not pass through all investment gains to the contractholders are maintained in the separate accounts, whereas U.S. GAAP reports these contracts in the general account of the Company.

  . Policy acquisition costs are expensed as incurred under SAP. Under U.S. GAAP, costs that are related to the successful acquisition of new and renewal insurance policies and investment contracts are deferred and recognized over either the expected premium paying period or the expected gross profits.

  . Under SAP, the cumulative effect of changes in accounting principles are recorded as increases or decreases in statutory surplus. Under U.S. GAAP, cumulative effects of changes in accounting principles generally affect equity and net loss.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  . Under SAP, premiums of universal life insurance and deferred annuity contracts, including policy charges, are recorded as revenue when received. Under U.S. GAAP, policy charges are recorded as revenue when due, and the premiums are recorded as policyholder account balances.

  . Under SAP, Federal income taxes are provided for in the Company's estimated current and deferred tax liability. Income taxes incurred include current year estimates of Federal income taxes due or refundable, based on tax returns for the current year and all prior years to the extent not previously provided. Deferred taxes are provided for differences between the financial statement basis and the tax basis of assets and liabilities. Changes in deferred tax assets ("DTA") and deferred tax liabilities ("DTL") are recognized as a separate component of gains and losses in statutory unassigned surplus, while under U.S. GAAP, these changes are included in income tax expense or benefit. Under U.S. GAAP and SAP, gross DTAs are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The remaining adjusted gross DTA not meeting certain criteria outlined in SSAP No. 101, Income Taxes, are not admitted for SAP.

  . The Statutory Statements of Cash Flow differs in certain respects from the presentation required by U.S. GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income (loss) and cash from operations.

  . SAP does not require the presentation of a Statement of Comprehensive Income; however, U.S. GAAP does require a Statement of Comprehensive Income.

  (E) RECOGNITION OF REVENUE AND RELATED EXPENSES

   Scheduled life and accident and health insurance premiums and annuity considerations are recognized as revenue when due. Premiums and fund deposits for universal life insurance and single premium contracts are recognized as revenue when collected. Benefits, surrenders and withdrawals are expensed as incurred. All acquisition costs and maintenance expenses are charged to operations as incurred.

  (F) INVESTMENTS

   Investments in bonds are generally stated at amortized cost except for bonds where the NAIC designation has fallen to six and the fair value has fallen below amortized cost, in which case they are carried at fair value. Amortization of mortgage-backed and asset-backed bonds is based on anticipated prepayments at the date of purchase with significant changes in estimated cash flows from original purchase assumptions recognized using a retrospective method. In applying the retrospective adjustment method, the Company elected to use the book value as of January 1, 1994 as the cost for securities purchased prior to January 1, 1994 where historical cash flows are not readily available. Amortization is accounted for using a method that approximates the scientific interest method. Prepayment assumptions for mortgage-backed and asset-backed bonds are based on internal estimates.

   Investments in common stocks of unaffiliated companies are carried at fair value. Investments in common stocks of subsidiary controlled and affiliated ("SCA") insurance companies are carried at the Company's proportionate share of the audited statutory capital and surplus of the entity. Noninsurance SCAs are carried at the U.S. GAAP equity of the investee, adjusted for unamortized goodwill. Changes in the proportionate share of equity of such subsidiaries are recorded as unrealized gains and losses. Dividends from subsidiaries are recorded as net investment income when paid.

   Investments in preferred stocks are carried at cost, except where the NAIC designation is four or below and the fair value has fallen below amortized cost, in which case it is carried at fair value.

   Investments in short-term investments (maturity dates of one year or less from the acquisition date) are stated at amortized cost, which approximates fair value due to their short-term maturity. Money market funds are stated at fair value and classified as cash equivalents. See Note 1(u).

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The Company regularly evaluates securities, excluding loan-backed and structured securities, in an unrealized loss position for other-than-temporary impairments ("OTTI"). For these securities, the Company considers all available information relevant to the collectability of the securities, including information about past events, current conditions, and reasonable and supportable forecasts, when developing the estimate of cash flows expected to be collected. When it is determined that an impairment is other than temporary because the Company has made a decision to sell the security at an amount below its carrying value, or it is probable that the Company will not collect all amounts due based on the contractual terms of the security, the Company will recognize that an OTTI has occurred and record a realized loss equal to the difference between the security's carrying value and its fair value.

   For loan-backed and structured securities, the Company also utilizes performance indicators of the underlying assets including defaults or delinquency rates, loan to collateral value ratios, third-party credit enhancements, current levels of subordination, collateral vintage and other relevant characteristics of the underlying assets or the security to develop its estimate of cash flows. Estimating the expected cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources. When it is determined that an impairment is other than temporary because it is probable that the Company will not collect all amounts due based on the contractual terms of the security, even if the Company has no intent to sell and has the intent and ability to hold to recovery, the Company will recognize a realized loss equal to the difference between the carrying value of the security and the present value of the expected cash flows. Under circumstances whereby the Company has the intent to sell or does not have the ability and intent to hold to recovery, the security is impaired to its fair value.

   In addition, for certain asset-backed securities in an unrealized loss position, management also evaluates whether it has the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

   Investments in real estate are stated at depreciated cost. As of December 31, 2019 and 2018, the Company's investment in real estate consisted of properties occupied by the Company of $12.5 and $12.1, respectively. On October 16, 2018, the Company sold land located in Lynchburg, Virginia to the City of Lynchburg for a purchase price of $0.2. As a result of the sale, the Company recorded a de minimis gain.

   Newco, a noninsurance subsidiary, owns certain properties occupied by the Company and its affiliates.

   Mortgage loans are stated at principal amounts outstanding, net of premium and discount amortization. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Premiums and discounts are amortized as level yield adjustments over the respective loan terms.

   GNWLAAC RE, a noninsurance subsidiary, at times owns certain mortgage loans contributed by the Company. GNWLAAC RE will take possession of real estate through, or in lieu of, foreclosure on its loans. The transfers are recorded at the lower of book value or fair value at the date of transfer.

   Impaired loans are defined by SSAP No. 37, Mortgage Loans, as loans for which it is probable that the Company will be unable to collect all amounts due according to original contractual terms of the loan agreement. In determining whether it is probable that the Company will be unable to collect all amounts due, the Company considers current payment status, debt service coverage ratios, occupancy levels and current loan-to-value. For individually impaired loans, the Company records an impairment charge when it is probable that a loss has occurred. Impaired loans are carried on a non-accrual status. Loans are placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due. Income on impaired loans is not recognized until the loan is sold or the cash received exceeds the carrying amount recorded.

   Investments in joint ventures, partnerships or limited liability companies are stated based on the underlying audited U.S. GAAP equity adjusted for any unamortized goodwill. Changes in the proportionate share of these investments are recorded

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

as unrealized gains and losses. The cost basis and carrying value of joint ventures and limited partnership investments are adjusted for impairments in value deemed to be other than temporary, with associated realized loss reported in net income (loss).

   Realized investment gains and losses, determined on a specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income (loss), net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in fair values of common stocks and changes in statutory equity of subsidiaries are reflected as unrealized gains and losses on investments in unassigned surplus.

   The Company participates in a program managed by an unaffiliated financial institution in which it lends securities to brokers or other parties. The Company receives collateral for the loaned securities which can consist of cash or government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. Currently, the Company only accepts cash collateral from borrowers under the program. The collateral is re-invested in short-term investments which are carried at amortized cost.

   Sales of securities to affiliates are considered economic transactions and are accounted for at fair value, with interest related gains and losses transferred to IMR.

  (G) FAIR VALUE MEASUREMENTS

   The Company holds certain long-term bonds, common stocks, derivatives, securities held as collateral, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

  .  Level 1 -- Quoted prices for identical instruments in active markets.

  . Level 2 -- Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .  Level 3 -- Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of separate account assets and financial instruments whose value is based on quoted market prices such as actively traded equity securities and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial instruments. All significant inputs are observable, or derived from observable information, in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate bonds; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid bonds and preferred stocks, and certain derivative instruments where the Company cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded or disclosed at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value from including a particular input. The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   The valuation of financial futures is based on the closing exchange prices. Accordingly, these financial futures are classified as Level 1.

   The valuation of equity index options is determined using an income approach. The primary inputs into the valuation are forward interest rate volatility and a time value component associated with the optionality in the derivative, which are considered significant unobservable inputs in most instances. The equity index volatility surface is determined based on market information that is not readily observable and is developed based upon inputs received from several third-party sources. Accordingly, these options are classified as Level 3.

   The valuation of cross currency swaps is determined using an income approach. The primary inputs into the valuation represent the forward interest rate swap curve and foreign currency exchange rates, both of which are considered an observable input, and results in the derivative being classified as Level 2.

   The fair value of the majority of separate account assets is based on the quoted price of the underlying fund investments and, therefore, represents Level 1 pricing. The remaining separate account assets represent Level 2 and 3 pricing, as defined above.

  (H) INVESTMENT INCOME DUE AND ACCRUED

   Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2019 and 2018, the Company's nonadmitted investment income due and accrued was zero.

  (I) NONADMITTED ASSETS

   Certain assets, principally furniture, equipment, agents' debit balances, certain amounts related to investments in or near default, prepaid expenses, and certain deferred income tax assets have been designated as nonadmitted assets and are excluded from assets by a charge to statutory surplus. Changes in these nonadmitted assets are presented as changes in unassigned surplus.

  (J) AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

   Policy reserves on annuity and supplementary contracts are calculated using the Commissioners' Annuity Reserve Valuation Method, except variable annuities which use the Commissioners' Annuity Reserve Valuation Method for Variable Annuities. The valuation interest assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Policy reserves on life insurance contracts are based on statutory mortality and valuation interest rates using the Commissioner's Reserve Valuation Method without consideration of withdrawals. The valuation interest and mortality assumptions follow the Standard Valuation Law and vary by the contracts' characteristics and their issue year.

   Valuation methods provide, in the aggregate, reserves that are greater than or equal to the minimum guaranteed policy cash values or the amount required by law.

   Accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using specified statutory interest rates and mortality. Morbidity assumptions are based on Company experience.

   Liability for deposit-type contracts represents contracts without significant mortality or morbidity risk. Payments received from sales of deposit-type contracts are recognized by providing a liability equal to the current value of the policyholders' contracts. Interest rates credited to these contracts are based on the applicable terms of the respective contract.

  (K) LIABILITY FOR POLICY AND CONTRACT CLAIMS

   The liability for policy and contract claims represents the amount needed to provide for the estimated cost of settling due and unpaid claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for payments of claims that have been reported to the insurer, and claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

   Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the liability are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses greater or less than the liability for policy and contract claims provided.

  (L) INTEREST MAINTENANCE RESERVE

   IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments and interest rate derivatives. These gains and losses are amortized into income (loss) on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called.

  (M) ASSET VALUATION RESERVE

   AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC.

  (N) FEDERAL INCOME TAXES

   The Company determines DTAs and/or DTLs by multiplying the differences between the statutory financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled if there is no change in law. The effect on deferred taxes of a change in tax rates is recognized in unassigned deficit in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company's assessment of the realizability of such amounts.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  (O) REINSURANCE

   Premiums, commissions, expense reimbursement, claim, and claim adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies.

   A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile and is included in funds held under reinsurance treaties with unauthorized companies. Changes in this liability are reported directly in unassigned surplus.

   Policy and contract liabilities ceded have been reported as reductions to the related reserves.

  (P) GUARANTY ASSOCIATION ASSESSMENTS

   The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business. See Note 7(b).

  (Q) ELECTRONIC DATA PROCESSING ("EDP") EQUIPMENT AND SOFTWARE

   EDP equipment and operating software are admitted assets to the extent they do not exceed 3% of capital and surplus (as adjusted for certain fixed assets and intangible assets) and are depreciated over three years on a straight line basis. As of December 31, 2019 and 2018, EDP equipment and operating software and non-operating software totaled $8.1 and $10.0, respectively. For the years ended December 31, 2019, 2018 and 2017, total depreciation expense for EDP equipment and operating software and non-operating software was $4.1, $5.7, and $8.0, respectively. Of these amounts, $0.5, $0.3 and $0.2 were related to EDP equipment and operating software as of December 31, 2019, 2018 and 2017, respectively. As of December 31, 2019 and 2018, total accumulated depreciation totaled $125.9 and $123.1, respectively, inclusive of $0.3 and $0.5, respectively, related to EDP equipment and operating software.

  (R) DERIVATIVE INSTRUMENTS

   Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported consistently with the hedged items. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge shall be valued at fair value with the changes in fair value recorded as unrealized gains and losses in statutory surplus.

   The Company uses cross currency swaps, equity index options, and financial futures for hedging. Interest rate futures are used to reduce market risks from changes in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. Equity index options and equity futures are used to hedge the equity market risks that are part of some of the Company's annuity liabilities.

   The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   Cross currency swaps that qualify for hedge accounting are carried at amortized cost while non-qualifying equity options and financial futures are carried at fair value with changes in fair value recorded in statutory surplus. Realized

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

investment gains and losses from derivatives that qualify for hedge accounting are reduced by amounts transferred to IMR and are reflected as an element of investment income, net of investment and interest expenses. Any fees associated with swaps are held in surplus and the full fee amount will be recognized in income at the time of termination.

  (S) EXPERIENCE REFUNDS

   Experience refunds are calculated in accordance with the applicable reinsurance agreements. Experience refunds are primarily determined by claims experience on the ceded blocks, in addition to numerous factors that include profitability of the Company during the period covered by the refund and capitalization levels of the Company.

  (T) GOING CONCERN

   As of December 31, 2019, the Company's management does not have any doubts about the Company's ability to continue as a going concern.

  (U) ACCOUNTING CHANGES

   In November 2018, the NAIC adopted revisions to SSAP No. 51R, Life Contracts, SSAP No. 52, Deposit-Type Contracts, and SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which were effective on December 31, 2019 and applied on a prospective basis. The revisions added product level granularity to the existing disclosures for annuity actuarial reserves and deposit-type liabilities by withdrawal characteristics, and added similar disclosures to life products. These revisions did not have an impact on the Company's financial statements; however, revised or new disclosures were included in Note 3.

   In February 2018, the NAIC's Statutory Accounting Principles Working Group ("SAPWG") issued guidance on accounting for the Tax Cuts and Jobs Act ("TCJA") regarding a limited scope exception to SSAP No. 9, Subsequent Events. In this guidance, the SAPWG adopted many of the provisions issued by the U.S. Securities Exchange Commission in Staff Accounting Bulletin 118 with regard to estimates under the TCJA. For items under the TCJA that were complete, the Company reflected the income tax effects in its 2017 statutory financial statements. Reasonable estimates updated and/or established after the issuance of the 2017 statutory financial statements but before the issuance of the year end 2017 audited statutory financial statements, were not recognized as Type I subsequent events. Instead, these changes, as well as future changes in estimates shall be recognized as a change in accounting estimate, pursuant to SSAP No. 3, Accounting Changes and Corrections of Errors, when the information necessary to update the estimate becomes available. In May 2018, the NAIC adopted revisions to SSAP No. 101 which were effective upon adoption. See Note 6 for additional discussion.

   In November 2017, the NAIC adopted substantive revisions to SSAP No. 100R, Fair Value, which were effective on January 1, 2018 and applied on a prospective basis. These revisions allow the use of net asset value ("NAV") per share as a practical expedient for fair value and added disclosures to identify assets valued using NAV. These revisions did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 13.

   In August 2017, the NAIC adopted modifications to SSAP No. 1, Accounting Policies, Risks & Uncertainties, and Other Disclosures, which were effective upon adoption and applied on a prospective basis. These modifications clarify that cash equivalents and short-term investments are reported in the restricted asset disclosures. These modifications did not have an impact on the Company's financial statements or disclosures.

   In April 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting, which were effective on January 1, 2017 and applied on a prospective basis. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

modifications further specified that when the level of investment in a SCA entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications, which did not have an impact on the Company's financial statements.

   In June 2017, the NAIC adopted modifications to SSAP No. 37, which were effective upon adoption and applied on a prospective basis. These modifications clarify that a reporting entity providing a mortgage loan as a "participant in a mortgage loan agreement," should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 2(c).

   In March 2017, the NAIC adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which were effective on January 1, 2017 and applied on a prospective basis. The revisions allow for the discounting of liabilities for guaranty funds and the related assets recognized from accrued and paid liability assessments from insolvencies of entities that wrote LTC contracts and required new disclosures. These revisions did not have an impact on the Company's financial statements; however, additional disclosures were included in Note 7.

   In December 2016, the NAIC adopted substantive revisions to SSAP No. 2R, Cash, Cash Equivalents, Drafts and Short-Term Investments, which were effective on December 31, 2017 and applied on a prospective basis. These revisions reclassified money market mutual funds from short-term investments to cash equivalents and required that money market mutual funds be valued at fair value or net asset value as a practical expedient. These revisions did not have a significant impact on the Company's capital and surplus, with the only impact being the exclusion of money market mutual funds from the calculation of AVR under the revised guidance.

   In November 2016, the NAIC adopted modifications to SSAP No. 56, Separate Accounts, which were effective on December 31, 2017 and applied on a prospective basis. These revisions removed disclosures related to total maximum guarantees. These modifications did not have an impact on the Company's financial statements; however, disclosures were removed from Note 10.

   In June 2016, the NAIC adopted SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which were effective on January 1, 2017 and applied on a prospective basis. These modifications added accounting guidance for short sales and required new disclosures about short sale transactions. This adoption did not have an impact on the Company's financial statements.

   In August 2016, the NAIC adopted substantive revisions to SSAP No. 51R to incorporate references to the Valuation Manual and to facilitate the implementation of Principle-Based Reserves, which were effective on January 1, 2017. For life insurance policies issued during 2017 through 2019, the first three years following the operative date of the Valuation Manual, the Valuation Manual allows companies to continue using the current reserve methodologies. The Company elected the three-year phased in approach with the first year of impact in the financial statements for the year ending December 31, 2020; therefore, there was no impact on the Company's financial statements in 2017, 2018, or 2019.

   In June 2016, the NAIC adopted modifications to SSAP No. 26R, Bonds, and SSAP No. 43R, Loan-backed and Structured Securities, which were effective on January 1, 2017 and applied on a prospective basis. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses. These modifications also added specific disclosures

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. These modifications did not have a significant impact on the Company's financial statements; however, additional disclosures were included in Note 2(e).

   In April 2016, the NAIC adopted substantive revisions to SSAP No. 41R, Surplus Notes, which were effective on January 1, 2017 and applied on a prospective basis. These revisions required that the surplus notes with a designation equivalent to NAIC 1 or NAIC 2 be reported at amortized cost and all other surplus notes be reported at the lesser of amortized cost or fair value. The revisions also incorporated guidance to clarify when surplus notes shall be nonadmitted, have an unrealized loss, and undergo an OTTI assessment. These revisions did not have an impact on the Company's financial statements.

  (V) CORRECTIONS OF ERRORS

   During 2019, the Company recorded a prior period correction related to ceded reinsurance premiums on term conversion policies. To record this correction, the Company increased amounts recoverable from reinsurers and funds held by $18.0 and decreased net deferred tax assets by $3.8 with an offsetting increase of $14.2 to unassigned surplus, in accordance with SSAP No. 3.

   During 2017, the Company recorded a prior period correction related to Actuarial Guideline XXXVIII ("AG38") part 8D reserves for lapse assumptions on certain of its universal life insurance products with secondary guarantees. To record this correction, the Company increased the aggregate reserves for life contracts by $17.2 and net deferred tax assets by $6.0, with an offsetting decrease of $11.2 to unassigned surplus as of January 1, 2017, in accordance with SSAP No. 3.

(2)INVESTMENTS

  (A) BONDS AND PREFERRED AND COMMON STOCKS

   As of December 31, 2019 and 2018, the carrying value, gross unrealized gains and losses, and fair value of the Company's bonds and preferred and common stocks, excluding stocks of affiliates, were as follows:

                                               2019
                          -------------------------------------------------------
                                        GROSS           GROSS
                                    UNREALIZED GAINS UNREALIZED LOSSES
                                    ---------------- -----------------
                          CARRYING    NOT             NOT
                           VALUE      OTTI     OTTI   OTTI      OTTI   FAIR VALUE
                          ---------  --------  ----   ------    ----   ----------
Bonds:
   U.S. government and
     U.S. government
     agencies............ $   545.7 $  143.4   $ --  $   --     $--    $   689.1
   All other governments.     108.3     20.4     --      --      --        128.7
   States, territories,
     and possessions.....     140.8     24.7     --      --      --        165.5
   Special revenue and
     special assessment
     obligations.........     389.9     66.0     --    (0.2)     --        455.7
   Industrial and
     miscellaneous.......   7,830.4    957.5     --    (5.5)     --      8,782.4
   Residential
     mortgage-backed.....     735.7     70.9    0.5    (0.3)     --        806.8
   Commercial
     mortgage-backed.....     837.3     36.9     --    (1.7)     --        872.5
   Other asset-backed
     structured
     securities..........     801.6      7.4     --    (2.0)     --        807.0
   Hybrids...............      65.7      8.8     --      --      --         74.5
                          ---------  --------  ----   ------    ---    ---------
       Total bonds.......  11,455.4  1,336.0    0.5    (9.7)     --     12,782.2
Preferred and common
  stocks -- nonaffiliates      62.0      1.8     --    (0.4)     --         63.4
                          ---------  --------  ----   ------    ---    ---------
   Total bonds and
     preferred and
     common stocks....... $11,517.4 $1,337.8   $0.5  $(10.1)    $--    $12,845.6
                          =========  ========  ====   ======    ===    =========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                                               2018
                          ------------------------------------------------------
                                       GROSS              GROSS
                                    UNREALIZED GAINS UNREALIZED LOSSES
                                    ---------------- ----------------
                          CARRYING   NOT               NOT               FAIR
                           VALUE     OTTI     OTTI     OTTI     OTTI     VALUE
                          ---------  ------   ----   -------   -----   ---------
Bonds:
   U.S. government and
     U.S. government
     agencies............ $   611.0 $ 84.3    $ --   $  (6.7)  $  --   $   688.6
   All other governments.     118.9    8.4      --      (1.7)     --       125.6
   States, territories,
     and possessions.....     153.5   15.5      --      (0.2)     --       168.8
   Special revenue and
     special assessment
     obligations.........     361.7   39.3      --      (1.0)     --       400.0
   Industrial and
     miscellaneous.......   7,800.8  284.9      --    (247.8)     --     7,837.9
   Residential
     mortgage-backed.....     847.9   56.5     0.5      (6.5)     --       898.4
   Commercial
     mortgage-backed.....     820.8    8.8      --     (18.7)     --       810.9
   Other asset-backed
     structured
     securities..........     538.5    2.8      --      (4.6)     --       536.7
   Hybrids...............      75.9    0.8      --      (3.3)   (0.9)       72.5
                          ---------  ------    ----  -------   -----   ---------
       Total bonds.......  11,329.0  501.3     0.5    (290.5)   (0.9)   11,539.4
Preferred and common
  stocks -- nonaffiliates      70.5    0.6      --      (2.2)     --        68.9
                          ---------  ------    ----  -------   -----   ---------
   Total bonds and
     preferred and
     common stocks....... $11,399.5 $501.9    $0.5   $(292.7)  $(0.9)  $11,608.3
                          =========  ======    ====  =======   =====   =========

   Gross unrealized losses in the tables above include declines in the fair value of certain bonds below carrying value, where an OTTI has not occurred as the Company does not intend to sell, has the intent and ability to retain the investment for a period of time sufficient to recover the entire amortized cost basis of the investment and otherwise expects to recover the entire amortized cost basis of the investment. In addition, gross unrealized losses include declines in the fair value below the carrying value for certain bonds that have been other-than-temporarily impaired and were written down to their discounted estimated future cash flows, which were greater than their fair value, as the Company does not expect to recover the entire amortized cost basis of these bonds based on its estimate of future cash flows to be collected, despite not having the intent to sell and having the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis. Furthermore, there were no unrealized losses on bonds where carrying value equaled fair value as of December 31, 2019 and 2018.

   As of December 31, 2019, the scheduled contractual maturity distribution of the bond portfolio was as follows:

                                                          2019
                                                -------------------------
                                                CARRYING VALUE FAIR VALUE
                                                -------------- ----------
      Due in one year or less..................   $   226.8    $   228.7
      Due after one year through five years....     1,517.2      1,594.4
      Due after five years through ten years...     1,807.6      1,975.3
      Due after ten years......................     5,529.2      6,497.5
                                                  ---------    ---------
         Subtotals.............................     9,080.8     10,295.9
      Residential mortgage-backed..............       735.7        806.8
      Commercial mortgage-backed...............       837.3        872.5
      Other asset-backed structured securities.       801.6        807.0
                                                  ---------    ---------
         Totals................................   $11,455.4    $12,782.2
                                                  =========    =========

   Actual and expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders with a statement value of $7.7 as of December 31, 2019 and 2018.

   As of December 31, 2019 and 2018, approximately 68.4% and 68.9%, respectively, of the Company's long-term bond portfolio was composed of security issues in the industrial and miscellaneous category. The vast majority of which are rated investment grade and are senior secured bonds. The Company's portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

   As of December 31, 2019 and 2018, the Company did not hold any investments in any single issuer, other than securities issued or guaranteed by the U.S. government or money market securities, which exceeded 10% of capital and surplus, except for its investment in Rivermont of $198.9 as of December 31, 2019.

   The credit quality mix of the bond portfolio as of December 31, 2019 and 2018 was as follows. The quality ratings represent NAIC designations.

                                            2019              2018
                                      ----------------  ----------------
                                      CARRYING          CARRYING
                                       VALUE    PERCENT  VALUE    PERCENT
                                      --------- ------- --------- -------
       Class 1 -- highest quality.... $ 6,234.2   54.4% $ 6,043.3   53.3%
       Class 2 -- high quality.......   4,826.1   42.1    4,816.3   42.5
       Class 3 -- medium quality.....     366.5    3.2      428.2    3.8
       Class 4 -- low quality........      28.4    0.3       40.0    0.4
       Class 5 -- lower quality......        --     --        1.0     --
       Class 6 -- in or near default.       0.2     --        0.2     --
                                      ---------  -----  ---------  -----
          Totals..................... $11,455.4  100.0% $11,329.0  100.0%
                                      =========  =====  =========  =====

   Bonds with ratings categories ranging from AAA/Aaa to BBB/Baa, as assigned by a rating service such as Standard & Poor's Financial Services LLC or Moody's Investors Service, Inc., are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the U.S. government or an agency thereof) are not rated, but all are considered to be investment grade securities. The NAIC regards agencies and treasuries and all A ratings as Class 1 (highest quality), BBB/Baa ratings as Class 2 (high quality), BB/Ba ratings as Class 3 (medium quality), B ratings as Class 4 (low quality), CCC/Caa ratings as Class 5 (lower quality), and CC/Ca or below ratings as Class 6 (in or near default).

   There were no bonds in default as of December 31, 2019 and 2018.

  (B) COMMON STOCKS OF AFFILIATES

   The Company's investment in common stocks of affiliates as of December 31, 2019 and 2018 included its proportionate ownership percentage as disclosed in
Note 1(a), except as disclosed below. The following tables summarize data from the statutory financial statements of the Company's insurance company subsidiaries as of and for the years ended December 31, 2019, 2018 and 2017:

                           GLICNY   JLIC  RIVERMONT RLIC VI/1/ RLIC VII/1/ RLIC VIII/1/ RLIC IX/1/ RLIC X/1/
                          -------- ------ --------- ---------- ----------  -----------  ---------  --------
2019
Total admitted assets.... $7,604.8 $131.2  $514.6    $1,376.7    $143.4      $341.0       $ 0.3     $275.6
Total liabilities........  7,288.1   67.4     0.7     1,313.8     129.9       306.1          --      255.2
Total capital and surplus    316.7   63.8   513.9        62.9      13.5        34.9         0.3       20.4
Net income (loss)........     82.0    2.7   386.0      (347.1)      6.0         5.4        (9.3)      (5.2)

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                           GLICNY    JLIC   RIVERMONT RLIC VI/1/ RLIC VII/1/ RLIC VIII/1/ RLIC IX/1/ RLIC X/1/
                          --------  ------  --------- ---------  ----------  -----------  ---------  --------
2018
Total admitted assets.... $7,664.4  $128.3   $606.8    $270.0      $156.7      $333.6      $255.7     $246.6
Total liabilities........  7,430.6    67.7    486.5     252.6       141.7       302.9       241.7      227.3
Total capital and surplus    233.8    60.6    120.3      17.4        15.0        30.7        14.0       19.3
Net income (loss)........    (56.0)    4.9     (1.3)    547.9        (0.7)       (2.8)      528.8      447.8

2017
Total admitted assets.... $7,985.9  $128.7   $594.3    $863.9      $169.4      $321.8      $822.9     $703.0
Total liabilities........  7,697.5    68.8    471.7     831.8       151.7       290.2       809.0      676.1
Total capital and surplus    288.4    59.9    122.6      32.1        17.7        31.6        13.9       26.9
Net income (loss)........   (168.1)   (0.6)    (8.1)    (10.1)       13.8         8.0         4.6      (44.1)

--------
1 As of December 31, 2019 and 2018, the Company carried its investment in the subsidiary at zero as it had an unassigned deficit, excluding the special surplus funds.

   As of December 31, 2019 and 2018, the Company's investment in GLICNY was $109.2 and $80.7, respectively, and in JLIC was $63.8 and $60.5, respectively. As of December 31, 2019, the Company's investment in Rivermont was $198.9 as it had unassigned surplus, excluding surplus notes outstanding, after the recapture of the reinsurance business in 2019. See Note 8 for additional information. As of December 31, 2018, the Company did not record an investment in Rivermont as it had an unassigned deficit, excluding surplus notes outstanding. Rivermont had no permitted practices.

During 2019, 2018 and 2017, RLIC VII and RLIC VIII had a permitted practice from the Vermont Department of Financial Regulation (the "Vermont Department") to carry their reserves on a U.S. GAAP basis, pursuant to section 6048K(a)(2) of the Vermont Insurance Code. On January 1, 2018, RLIC IX and RLIC X were granted the same permitted practice as RLIC VII and RLIC VIII. The difference between reserves under NAIC SAP and the permitted practice reserves held by these companies flows through special surplus funds, rather than through the unassigned deficit. In addition, effective December 1, 2019, the Company recaptured all of the term life insurance business from RLIC IX. See Note 8.

   Prior to January 1, 2018, RLIC IX and RLIC X had a permitted practice from the Vermont Department to record an excess of loss ("XOL") reinsurance agreement with Canada Life Assurance Company ("Canada Life") and Hannover Life Reassurance Company of America ("Hannover"), respectively, as a gross admitted asset and as paid in surplus. Effective January 1, 2018, RLIC IX and RLIC X each withdrew this permitted practice.

   Effective June 1, 2018, RLIC VI had a permitted practice (the "RLIC VI Term Life Permitted Practice") from the Delaware Department of Insurance (the "Delaware Department") to carry its term life reserves on a U.S. GAAP basis. The difference between reserves under NAIC SAP and the permitted practice reserve held by RLIC VI flows through special surplus funds, rather than through the unassigned deficit. RLIC VI also requested and was subsequently granted effective December 1, 2019, an extension of the Delaware Department's previous approval of the RLIC VI Term Life Permitted Practice to include additional term life insurance policies assumed from the Company in 2019. See
Note 8.

   Prior to June 1, 2018, RLIC VI had a permitted practice from the Delaware Department to record an XOL reinsurance agreement with Canada Life as a gross admitted asset and as paid in surplus. Effective June 1, 2018, RLIC VI withdrew this permitted practice.

   Effective December 1, 2019, RLIC VI entered into an XOL reinsurance agreement (the "New RLIC VI XOL Treaty") with Canada Life, operating through its Barbados branch and the Company. The Company requested and was subsequently granted effective December 1, 2019, a permitted practice (the "New Universal Life Permitted Practice") from the Delaware Department pursuant to Title 18, Sections 6907 and 6962 of the Delaware Insurance Code. RLIC VI is permitted to record the portion of the XOL coverage amount (the "New RLIC VI XOL Coverage Amount") pursuant to the New RLIC VI XOL Treaty allocable to the universal life insurance contracts as a gross admitted asset and as paid in surplus.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The Company has an investment in Newco which is audited and fully admitted at U.S. GAAP equity, adjusted for goodwill, in common stock of affiliates. As of December 31, 2019 and 2018, the Company's investment in Newco was $41.0 and $39.2, respectively, of which $2.8 and $3.8, respectively, was statutory goodwill. The goodwill is being amortized over 10 years in accordance with SSAP No. 97 and will be fully amortized in 2022. The amount amortized for the years ended December 31, 2019, 2018 and 2017 was $1.0 in each year.

   As of December 31, 2019, GNWLAAC RE was unaudited and nonadmitted. As of December 31, 2018, the Company's investment in GNWLAAC RE was $4.3 and was included in other invested assets.

  (C) MORTGAGE LOANS

   As of December 31, 2019 and 2018, the Company's mortgage loan portfolio consisted of 425 and 445, respectively, of first lien commercial mortgage loans. The loans, which were originated by the Company through a network of mortgage bankers, were made only on developed and leased properties and had a maximum loan-to-value ratio of 75% as of the date of origination. The Company does not engage in construction lending or land loans. The maximum and minimum lending rates for new mortgage loans during 2019 were 5.6% and 3.3%, respectively. All of the mortgage loans were current as of December 31, 2019 and 2018.

   The Company's mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of mortgage loans is stated at original cost net of prepayments and amortization.

   The Company diversifies its mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for mortgage loans as of December 31, 2019 and 2018:

                                         2019                2018
                                  ------------------  ------------------
                                  CARRYING PERCENT OF CARRYING PERCENT OF
      PROPERTY TYPE                VALUE     TOTAL     VALUE     TOTAL
      -------------               -------- ---------- -------- ----------
      Retail..................... $  643.2    35.5%   $  680.4    36.4%
      Industrial.................    533.5    29.4       534.6    28.6
      Office.....................    437.5    24.1       438.1    23.5
      Apartments.................     92.8     5.1       119.7     6.4
      Mixed use..................     72.1     4.0        50.6     2.7
      Other......................     33.2     1.9        43.8     2.4
                                  --------   -----    --------   -----
         Total principal balance. $1,812.3   100.0%   $1,867.2   100.0%
                                  ========   =====    ========   =====

                                         2019                2018
                                  ------------------  ------------------
                                  CARRYING PERCENT OF CARRYING PERCENT OF
      GEOGRAPHIC REGION            VALUE     TOTAL     VALUE     TOTAL
      -----------------           -------- ---------- -------- ----------
      South Atlantic............. $  467.6    25.8%   $  491.6    26.3%
      Pacific....................    435.8    24.1       452.3    24.2
      Middle Atlantic............    209.0    11.5       214.4    11.5
      West North Central.........    170.3     9.4       186.6    10.0
      East North Central.........    147.4     8.1       149.1     8.0
      Mountain...................    137.9     7.6       133.3     7.1
      West South Central.........    100.2     5.5        89.5     4.8
      East South Central.........     80.5     4.5        85.1     4.6
      New England................     63.6     3.5        65.3     3.5
                                  --------   -----    --------   -----
         Total principal balance. $1,812.3   100.0%   $1,867.2   100.0%
                                  ========   =====    ========   =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Mortgage loans are considered past due when contractual payments have not been received from the borrower by the required payment date. The Company had no loans greater than 30 days past due as of December 31, 2019 and 2018. The Company had no impaired loans as of December 31, 2019 and 2018.

   The following table sets forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of December 31, 2019 and 2018:

                                     2019                        2018
                          --------------------------  --------------------------
                                  COMMERCIAL                  COMMERCIAL
                          --------------------------  --------------------------
                          INSURED ALL OTHER   TOTAL   INSURED ALL OTHER   TOTAL
                          ------- --------- --------  ------- --------- --------
Recorded investment (All)
   Current (less than 30
     days past due)......  $ --   $1,812.3  $1,812.3   $ --   $1,867.2  $1,867.2
Interest reduced
   Recorded investment...  $ --   $     --  $     --   $ --   $     --  $     --
   Number of loans.......    --         --        --     --         --        --
   Percent reduced.......   -- %       -- %      -- %   -- %       -- %      -- %
Participant or co-lender
  in a mortgage loan
  agreement
   Recorded investment...  $ --   $   29.0  $   29.0   $ --   $   29.3  $   29.3

   As of December 31, 2019 and 2018, the Company held no farm, mezzanine or residential mortgage loans.

   In evaluating the credit quality of mortgage loans, the Company assesses the performance of the underlying loans using both quantitative and qualitative criteria. Certain risks associated with mortgage loans can be evaluated by reviewing both the loan-to-value and debt service coverage ratios to understand both the probability of the borrower not being able to make the necessary loan payments as well as the ability to sell the underlying property for an amount that would enable the Company to recover its unpaid principal balance in the event of default by the borrower. A higher debt service coverage ratio indicates the borrower is less likely to default on the loan. The debt service coverage ratio should not be used without considering other factors associated with the borrower, such as the borrower's liquidity or access to other resources that may result in the Company's expectation that the borrower will continue to make the future scheduled payments. A lower loan-to-value indicates that its loan value is more likely to be recovered in the event of default by the borrower if the property was sold.

   During the years ended December 31, 2019, 2018 and 2017, the Company originated $20.4, $7.8 and $43.4, respectively, in mortgage loans secured by real estate in California. As of December 31, 2019 and 2018, the Company held $286.0 and $286.5, respectively, of mortgages secured by real estate in California, which was 15.8% and 15.3%, respectively, of its total mortgage portfolio.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following tables set forth the average loan-to-value of mortgage loans by property type as of December 31, 2019 and 2018:

                                    2019 AVERAGE LOAN-TO-VALUE/(1)/
                          ---------------------------------------------------
                                                            GREATER
PROPERTY TYPE             0%-50%  51%-60% 61%-75% 76%-100% THAN 100%   TOTAL
-------------             ------  ------- ------- -------- --------- --------
Retail................... $270.6  $141.4  $231.2    $ --     $ --    $  643.2
Industrial...............  240.8   145.2   147.5      --       --       533.5
Office...................  162.2   103.8   171.5      --       --       437.5
Apartments...............   41.3    28.4    23.1      --       --        92.8
Mixed use................   24.6    17.4    30.1      --       --        72.1
Other....................   18.9      --    14.3      --       --        33.2
                          ------  ------  ------    ----     ----    --------
   Total................. $758.4  $436.2  $617.7    $ --     $ --    $1,812.3
                          ======  ======  ======    ====     ====    ========
Percent of total.........   41.8%   24.1%   34.1%    -- %     -- %      100.0%
                          ======  ======  ======    ====     ====    ========
Weighted-average debt
  service coverage
  ratio/(2) /............    2.2     1.8     1.6      --       --         1.9
                          ======  ======  ======    ====     ====    ========

--------
/(1)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                                    2018 AVERAGE LOAN-TO-VALUE/(1)/
                          ---------------------------------------------------
                                                            GREATER
PROPERTY TYPE             0%-50%  51%-60% 61%-75% 76%-100% THAN 100%   TOTAL
-------------             ------  ------- ------- -------- --------- --------
Retail................... $241.3  $171.8  $267.3   $  --     $ --    $  680.4
Industrial...............  249.6    87.8   183.1    14.1       --       534.6
Office...................  107.0   174.4   156.7      --       --       438.1
Apartments...............   56.4    22.1    36.4     4.8       --       119.7
Mixed use................   24.2     7.6    18.8      --       --        50.6
Other....................    7.3    20.2    16.3      --       --        43.8
                          ------  ------  ------   -----     ----    --------
   Total................. $685.8  $483.9  $678.6   $18.9     $ --    $1,867.2
                          ======  ======  ======   =====     ====    ========
Percent of total.........   36.8%   25.9%   36.3%    1.0%     -- %      100.0%
                          ======  ======  ======   =====     ====    ========
Weighted-average debt
  service coverage
  ratio/(2) /............    2.6     2.5     1.6     1.5       --         2.2
                          ======  ======  ======   =====     ====    ========

--------
/(1)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following tables set forth the debt service coverage ratio for fixed rate mortgage loans by property type as of December 31, 2019 and 2018:

                                  2019 DEBT SERVICE COVERAGE RATIO -- FIXED RATE/(1)/
                          -------------------------------------------------------------------
                          LESS THAN                                     GREATER THAN
PROPERTY TYPE               1.00    1.00 - 1.25 1.26 - 1.50 1.51 - 2.00     2.00       TOTAL
-------------             --------- ----------- ----------- ----------- ------------ --------
Retail...................   $13.1      $38.4      $136.3      $270.6       $184.8    $  643.2
Industrial...............     9.5       23.7        69.7       174.8        255.8       533.5
Office...................    22.5       16.9        18.2       248.7        131.2       437.5
Apartments...............      --       15.4        23.8        11.2         42.4        92.8
Mixed use................     1.9         --         9.1        32.7         28.4        72.1
Other....................    14.5        1.0         2.4         8.8          6.5        33.2
                            -----      -----      ------      ------       ------    --------
   Total.................   $61.5      $95.4      $259.5      $746.8       $649.1    $1,812.3
                            =====      =====      ======      ======       ======    ========
Percent of total.........     3.4%       5.3%       14.3%       41.2%        35.8%      100.0%
                            =====      =====      ======      ======       ======    ========
Weighted-average
  loan-to-value/(2) /....    63.2%      63.6%       59.8%       56.8%        42.0%       52.5%
                            =====      =====      ======      ======       ======    ========

--------
/(1)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                                  2018 DEBT SERVICE COVERAGE RATIO -- FIXED RATE/(1)/
                          -------------------------------------------------------------------
                          LESS THAN                                     GREATER THAN
PROPERTY TYPE               1.00    1.00 - 1.25 1.26 - 1.50 1.51 - 2.00     2.00       TOTAL
-------------             --------- ----------- ----------- ----------- ------------ --------
Retail...................   $ 6.0     $ 38.7      $146.4      $285.7       $203.6    $  680.4
Industrial...............     3.7       29.2        65.8       197.3        238.6       534.6
Office...................    16.9       19.2        35.6       230.5        135.9       438.1
Apartments...............      --       16.9        25.1        25.5         52.2       119.7
Mixed use................     0.2         --         2.9        24.3         23.2        50.6
Other....................    11.3        0.3        16.3         9.2          6.7        43.8
                            -----     ------      ------      ------       ------    --------
   Total.................   $38.1     $104.3      $292.1      $772.5       $660.2    $1,867.2
                            =====     ======      ======      ======       ======    ========
Percent of total.........     2.0%       5.6%       15.6%       41.4%        35.4%      100.0%
                            =====     ======      ======      ======       ======    ========
Weighted-average
  loan-to-value/(2) /....    51.3%      61.9%       62.6%       59.0%        42.9%       53.9%
                            =====     ======      ======      ======       ======    ========

--------
/(1)/Debt service coverage ratio is based on "normalized" annual net operating income of the property compared to the payments required under the terms of the loan. Normalization allows for the removal of annual one-time events such as capital expenditures, prepaid or late real estate tax payments or non-recurring third-party fees (such as legal, consulting or contract fees). This ratio is evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.
/(2)/Average loan-to-value is based on the Company's most recent estimate of the fair value for the underlying property as of the date indicated above. Values are evaluated at least annually and updated more frequently if necessary to better indicate risk associated with the loan.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As of December 31, 2019 and 2018, the Company did not have any floating rate mortgage loans.

  Low Income Housing Tax Credit

   The number of remaining years of unexpired tax credits and the required holding period as of December 31, 2019:

                                                           REQUIRED HOLDING
     FUND NAME                             REMAINING YEARS      PERIOD
     ---------                             --------------- ----------------
     Alliant EWA Villages II Hawaii, LLC..        5               15
     Centerline Georgia Investor VII, LLC.        3               15

   The low income housing tax credit ("LIHTC") and other tax benefits recognized during the years ending December 31, 2019, 2018 and 2017 were as follows:

         FUND NAME                              STATE   2019 2018 2017
         ---------                             -------- ---- ---- ----
         Alliant EWA Villages II Hawaii, LLC.. Hawaii   $0.2 $0.2 $0.2
         Centerline Georgia Investor VII, LLC. Georgia    --  0.2  0.4
         CCL Missouri Investor III, LLC....... Missouri   --  0.1  0.4
         CCL Missouri Investor V, LLC......... Missouri   --  0.1  0.2
         Savannah Tax Credit Fund, LLC........ Georgia    --  0.1  0.1
         WNC Hawaii Tax Credit 36, LP......... Hawaii     --   --  0.1
                                                        ---- ---- ----
         Total................................          $0.2 $0.7 $1.4
                                                        ==== ==== ====

   The balance of the investment recognized was as follows:

                 FUND NAME                            2019 2018
                 ---------                            ---- ----
                 Alliant EWA Villages II Hawaii, LLC. $0.5 $0.6

   As of December 31, 2019, there were no LIHTC properties currently subject to any regulatory reviews.

   As of December 31, 2019, the Company's investment in LIHTC was not considered significant and does not exceed 10% of total admitted assets.

   The fair value of the below listed limited partnership funds declined during the years ended December 31, 2019, 2018 and 2017 as follows:

                                                       AMOUNT OF IMPAIRMENT
                                                       --------------------
           DESCRIPTION                                 2019   2018   2017
           -----------                                 ----   ----   ----
           Macquarie Infrastructures Partners A and B. $2.0   $ --   $ --
           Alinda Infrastructure Fund I, L.P..........   --    0.1    1.2
           Galen Equity Partners......................   --     --    0.4

   The decline was determined to be other than temporary and the amounts written down were accounted for as realized losses.

  (D) DERIVATIVE INSTRUMENTS

   The Company uses exchange-traded futures to reduce the market risks from changes in interest rates and equity indexes. Under exchange traded financial futures, the Company purchases or sells a futures contract on an exchange and posts

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

variation margin to the exchange on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company accesses the exchange through regulated futures commission merchants who are members of a trading exchange.

   The Company uses cross currency swaps to reduce market risks from changes in foreign currency rates and to alter interest rate exposure arising from mismatches between assets and liabilities. In a cross currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

   The Company also purchases over-the-counter equity index call and put options to hedge the risk embedded in the Company's annuity liabilities. These transactions are entered into pursuant to an International Swaps and Derivatives Association, Inc ("ISDA") Master Agreement. The Company may make a single option premium payment to the counterparty at the inception of the transaction or a series of premium payment installations over the life of the option.

  Counterparty Risk

   The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The Company manages counterparty risk by transacting with multiple high-rated counterparties and uses collateral support where possible. The Company's maximum credit exposure to derivative counterparties is limited to the sum of the net fair value of contracts with counterparties that exhibit a positive fair value net of collateral.

   The current credit exposure of the Company's derivative contracts is limited to net positive fair value owed by the counterparties, less collateral posted by the counterparties to the Company. Credit risk is managed by entering into transactions with creditworthy counterparties and requiring the posting of collateral. In many instances, new over-the-counter derivatives contracts will require both parties to post initial margin, thereby resulting in over collateralizations. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques and monitoring overall collateral held. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. As of December 31, 2019, the counterparties to all of the Company's derivatives had a minimum credit rating of BBB. As of December 31, 2019 and 2018, the Company held derivative counterparty collateral with fair value of $46.0 and $10.1, respectively.

   The table below provides a summary of the net carrying value, fair value and notional value by the type of derivative instruments held by the Company as of December 31, 2019 and 2018:

                                   2019                    2018
                          ----------------------- -----------------------
                          CARRYING FAIR  NOTIONAL CARRYING FAIR  NOTIONAL
DERIVATIVE TYPE            VALUE   VALUE  VALUE    VALUE   VALUE  VALUE
---------------           -------- ----- -------- -------- ----- --------
Financial futures........  $  --   $  -- $1,016.1  $  --   $  -- $1,222.2
Cross currency swaps.....   (0.1)    0.8     19.7    0.7     1.2     19.7
Equity index options.....   80.7    80.7  2,451.0   39.0    39.0  2,628.0
                           -----   ----- --------  -----   ----- --------
   Totals................  $80.6   $81.5 $3,486.8  $39.7   $40.2 $3,869.9
                           =====   ===== ========  =====   ===== ========

   The financial futures, cross currency swaps, and equity index options in the table above are presented net of their respective liabilities. The Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus present derivative assets and liabilities separately.

   The Company has no amounts excluded from the assessment of hedge effectiveness for the years ended December 31, 2019, 2018 and 2017.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The Company recorded no unrealized gains or losses as of December 31, 2019 and 2018 resulting from derivatives that no longer qualify for hedge accounting.

   The futures margin account recorded as part of derivative assets was zero and $2.6 as of December 31, 2019 and 2018, respectively.

   The Company has no derivative contracts with financing premiums in which premium cost is paid at the end of the derivative contract or throughout the derivative contract.

   Several of the Company's master swap agreements previously contained credit downgrade provisions that allowed either party to assign or terminate derivative transactions if the other party's long-term unsecured credit or financial strength rating was below the limit defined in the applicable agreement. Beginning in 2018, the Company renegotiated with many of its counterparties to remove the credit downgrade provisions from the master swap agreements entirely or replace it with a provision that allows the counterparty to terminate the derivative transactions if the risk-based capital ("RBC") ratio of the Company goes below a certain threshold. During 2019, the Company successfully completed these negotiations and as a result, none of its master swap agreements have credit downgrade provisions as of December 31, 2019. As of December 31, 2019, the RBC ratio of the Company was above the thresholds negotiated in the applicable master swap agreements and therefore, no counterparty had rights to take action against the Company under the RBC threshold provisions.

  (E) NET INVESTMENT INCOME

   For the years ended December 31, 2019, 2018 and 2017, the sources of net investment income of the Company were as follows:

                                              2019    2018    2017
                                             ------  ------  ------
           Bonds............................ $540.5  $529.4  $534.1
           Preferred and common stocks......    4.2     3.8    39.5
           Mortgage loans...................   88.2    87.6    84.1
           Contract loans...................   32.7    27.2    32.7
           Short-term investments...........    7.9     5.0     2.6
           Real estate......................    3.6     3.3     3.3
           Other invested assets............   10.3     6.5    10.4
           Derivative instruments...........    0.3    (5.7)  (20.3)
           Other............................    0.4     0.4     0.3
                                             ------  ------  ------
              Gross investment income.......  688.1   657.5   686.7
           Investment and interest expenses.  (17.9)  (17.7)  (17.5)
                                             ------  ------  ------
              Net investment income......... $670.2  $639.8  $669.2
                                             ======  ======  ======

   The number of CUSIPs sold, redeemed or otherwise disposed as a result of a callable feature and the aggregate amount of investment income generated as a result of a prepayment penalty and/or accelerations fees for the years ended December 31, 2019, 2018 and 2017 were as follows:

                                2019             2018             2017
                          ---------------- ---------------- ----------------
                          GENERAL SEPARATE GENERAL SEPARATE GENERAL SEPARATE
                          ACCOUNT ACCOUNT  ACCOUNT ACCOUNT  ACCOUNT ACCOUNT
                          ------- -------- ------- -------- ------- --------
(1) Number of CUSIPS.....    31      --       22      --       38      --
(2) Aggregate amount of
  investment income......  $6.2     $--     $2.9     $--     $4.9     $--

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As discussed in Note 1(u), effective January 1, 2017, the NAIC adopted modifications to SSAP No. 26R and SSAP No. 43R which clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal should be reported as realized capital gains and losses.

   For the years ended December 31, 2019, 2018 and 2017, proceeds and gross realized capital gains and losses resulting from sales, maturities, impairments, or other redemptions of investment securities were as follows:

                                                                 2019      2018      2017
                                                               --------  --------  --------
Proceeds from sales, maturities or other redemptions of bonds. $1,068.3  $1,614.4  $1,605.3
                                                               ========  ========  ========
Gross realized capital:
   Gains on sales............................................. $  162.0  $  121.8  $  135.8
   Losses on sales............................................   (151.7)   (152.2)   (113.9)
                                                               --------  --------  --------
       Net realized gains (losses) on sales...................     10.3     (30.4)     21.9
Impairment losses.............................................     (2.0)     (0.1)     (2.6)
                                                               --------  --------  --------
       Subtotal...............................................      8.3     (30.5)     19.3
Federal income tax (provision) benefit........................     (5.7)      1.6       2.2
Transfers to IMR, net of tax..................................     (4.0)     11.7      (8.1)
                                                               --------  --------  --------
       Realized capital gains (losses), net................... $   (1.4) $  (17.2) $   13.4
                                                               ========  ========  ========

  (F) IMPAIRMENT OF INVESTMENT SECURITIES

   The evaluation of OTTI is subject to risks and uncertainties and is intended to determine the appropriate amount and timing for recognizing an impairment charge. The assessment of whether such impairment has occurred is based on management's best estimate of the cash flows to be collected at the individual security level. The Company regularly monitors its investment portfolio to ensure that securities that may be other-than-temporarily impaired are identified in a timely manner and that any impairment charges are recognized in the proper period.

   The Company recognizes OTTI on loan-backed and structured securities in an unrealized loss position when one of the following circumstances exists:

  . The Company does not expect full recovery of the amortized cost based on its estimate of cash flows expected to be collected;

  .  The Company intends to sell a security; or

  . The Company does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis of the investment.

   As of December 31, 2019, the Company had no loan-backed securities which recognized OTTI.

   As of December 31, 2019, the Company had no loan-backed securities with recognized OTTI where it had the intent to sell or did not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis.

   While the OTTI model for debt securities generally includes fixed maturity securities, there are certain hybrid securities that are classified as fixed maturity securities where the application of a debt impairment model depends on whether there has been any evidence of deterioration in credit of the issuer. Under certain circumstances, evidence of deterioration in credit of the issuer may result in the application of the equity impairment model.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   For equity securities, the Company recognizes an impairment charge in the period in which the Company determines that the security will not recover to book value within a reasonable period. The Company determines what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to it, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. The Company measures OTTI based upon the difference between the amortized cost of a security and its fair value.

   The following table presents the gross unrealized losses and fair value of the Company's investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position as of December 31, 2019:

                                                            2019
                              -----------------------------------------------------------------
                                    LESS THAN 12 MONTHS               12 MONTHS OR MORE
                              -------------------------------- --------------------------------
                                           GROSS                            GROSS
                                         UNREALIZED NUMBER OF             UNREALIZED NUMBER OF
DESCRIPTION OF SECURITIES     FAIR VALUE   LOSSES   SECURITIES FAIR VALUE   LOSSES   SECURITIES
-------------------------     ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturity
  securities:
   Special revenue and
     special assessment
     obligations.............   $ 18.3     $(0.2)        5       $   --     $  --        --
   Industrial and
     miscellaneous...........     56.9      (0.9)       17        122.0      (4.7)       18
   Residential
     mortgage-backed.........      9.1      (0.1)        4         12.0      (0.2)        3
   Commercial
     mortgage-backed.........     93.0      (1.6)       16          6.2      (0.1)        2
   Other asset-backed........    136.5      (0.4)       25        103.0      (1.5)       24
                                ------     -----        --       ------     -----        --
Total fixed maturity
  securities.................    313.8      (3.2)       67        243.2      (6.5)       47
                                ------     -----        --       ------     -----        --
Total equity securities......       --        --        --          9.6      (0.4)        1
                                ------     -----        --       ------     -----        --
       Total temporarily
         impaired
         securities..........   $313.8     $(3.2)       67       $252.8     $(6.9)       48
                                ======     =====        ==       ======     =====        ==
% below cost -- fixed
  maturity securities:
   (less than)20% below
     cost....................   $313.8     $(3.2)       67       $243.2     $(6.5)       47
   20-50% below cost.........       --        --        --           --        --        --
   (greater than)50%
     below cost..............       --        --        --           --        --        --
                                ------     -----        --       ------     -----        --
Total fixed maturity
  securities.................    313.8      (3.2)       67        243.2      (6.5)       47
                                ------     -----        --       ------     -----        --
% below cost -- equity
  securities:
   (less than)20% below
     cost....................       --        --        --          9.6      (0.4)        1
   20-50% below cost.........       --        --        --           --        --        --
   (greater than)50%
     below cost..............       --        --        --           --        --        --
                                ------     -----        --       ------     -----        --
Total equity securities......       --        --        --          9.6      (0.4)        1
                                ------     -----        --       ------     -----        --
       Total temporarily
         impaired
         securities..........   $313.8     $(3.2)       67       $252.8     $(6.9)       48
                                ======     =====        ==       ======     =====        ==
Investment grade --
  fixed maturity
  securities.................   $305.1     $(3.0)       64       $210.9     $(4.9)       41
Below investment grade
  -- fixed maturity
  securities.................      8.7      (0.2)        3         32.3      (1.6)        6
Investment grade --
  equity securities..........       --        --        --           --        --        --
Below investment grade
  -- equity securities.......       --        --        --          9.6      (0.4)        1
                                ------     -----        --       ------     -----        --
       Total temporarily
         impaired
         securities..........   $313.8     $(3.2)       67       $252.8     $(6.9)       48
                                ======     =====        ==       ======     =====        ==

   For all securities in an unrealized loss position, the Company expects to recover the amortized cost based on its estimate of the amount and timing of cash flows to be collected. The Company does not intend to sell nor does it expect that it will be required to sell these securities prior to recovering its amortized cost.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and fair value of the Company's investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position as of December 31, 2018:

                                                            2018
                              -----------------------------------------------------------------
                                    LESS THAN 12 MONTHS               12 MONTHS OR MORE
                              -------------------------------- --------------------------------
                                           GROSS                            GROSS
                                         UNREALIZED NUMBER OF             UNREALIZED NUMBER OF
DESCRIPTION OF SECURITIES     FAIR VALUE   LOSSES   SECURITIES FAIR VALUE   LOSSES   SECURITIES
-------------------------     ---------- ---------- ---------- ---------- ---------- ----------
Fixed maturity
  securities:
   U.S. governments and
     U.S. government
     agencies................  $   43.4    $ (1.6)       3      $   64.2    $ (5.1)       3
   All other governments.....      50.1      (1.4)      13           8.2      (0.3)       2
   States, territories
     and possessions.........      20.6      (0.2)       4            --        --       --
   Special revenue and
     special assessment
     obligations.............      21.3      (0.6)       7          16.6      (0.4)       3
   Industrial and
     miscellaneous...........   3,389.4    (178.0)     646         676.8     (69.8)     129
   Residential
     mortgage-backed.........     136.9      (2.2)      23         116.8      (4.3)      25
   Commercial
     mortgage-backed.........     226.1      (6.3)      38         180.3     (12.4)      33
   Other asset-backed........     191.0      (4.0)      51          52.1      (0.6)      17
   Hybrids...................      40.6      (2.0)       5           7.8      (2.2)       1
                               --------   -------      ---      --------    ------      ---
Total fixed maturity
  securities.................   4,119.4    (196.3)     790       1,122.8     (95.1)     213
                               --------   -------      ---      --------    ------      ---
Total equity securities......      43.5      (2.2)       7            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===
% below cost -- fixed
  maturity securities:
   (less than)20% below
     cost....................  $4,111.7   $(194.1)     789      $1,099.9    $(88.7)     207
   20-50% below cost.........       7.7      (2.2)       1          22.9      (6.4)       6
   (greater than)50%
     below cost..............        --        --       --            --        --       --
                               --------   -------      ---      --------    ------      ---
Total fixed maturity
  securities.................   4,119.4    (196.3)     790       1,122.8     (95.1)     213
                               --------   -------      ---      --------    ------      ---
% below cost -- equity
  securities:
   (less than)20% below
     cost....................      43.5      (2.2)       7            --        --       --
   20-50% below cost.........        --        --       --            --        --       --
   (greater than)50%
     below cost..............        --        --       --            --        --       --
                               --------   -------      ---      --------    ------      ---
Total equity securities......      43.5      (2.2)       7            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===
Investment grade --
  fixed maturity
  securities.................  $3,804.2   $(178.9)     707      $1,078.7    $(89.8)     201
Below investment grade
  -- fixed maturity
  securities.................     315.2     (17.4)      83          44.1      (5.3)      12
Investment grade --
  equity securities..........      33.8      (1.9)       6            --        --       --
Below investment grade
  -- equity securities.......       9.7      (0.3)       1            --        --       --
                               --------   -------      ---      --------    ------      ---
       Total temporarily
         impaired
         securities..........  $4,162.9   $(198.5)     797      $1,122.8    $(95.1)     213
                               ========   =======      ===      ========    ======      ===

  (G) SUB-PRIME MORTGAGE RELATED RISK

   Fair Isaac Company ("FICO") developed the FICO credit-scoring model to calculate a score based upon a borrower's credit history. FICO credit scores are used as one indicator of a borrower's credit quality. The higher the credit score, the lower the likelihood that a borrower will default on a loan. FICO credit scores range up to 850, with a score of 620 or more

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

generally viewed as a "prime" loan and a score below 620 generally viewed as a "sub-prime" loan. "A minus" loans generally are loans where the borrowers have FICO credit scores between 575 and 660, and where the borrower has a blemished credit history.

   As of December 31, 2019, the Company did not hold any direct investments in sub-prime or Alt-A mortgage loans. Alt-A mortgage loans are loans considered alternative or low documentation loans.

   The Company has direct exposure in other investments with the underlying sub-prime or Alt-A related risk.

   The following tables provide information about the Company's sub-prime and Alt-A exposure as of December 31, 2019:

                                                 2019
                            ----------------------------------------------
                                        BOOK ADJUSTED         OTTI LOSSES
                                        CARRYING VALUE FAIR  RECOGNIZED TO
     DESCRIPTION            ACTUAL COST    ("BACV")    VALUE     DATE
     -----------            ----------- -------------- ----- -------------
     Structured Securities.    $5.8          $5.8      $6.3      $0.5

   The Company did not have any underwriting exposure to sub-prime or Alt-A mortgages as of December 31, 2019.

  (H) SECURITIES LENDING

   Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned for a time period beyond one year from the reporting date and there were no securities loaned in the Company's separate accounts.

   As of December 31, 2019 and 2018, the fair value of loaned securities was $17.1 and $23.1, respectively, and the fair value of the collateral held was $17.7 and $24.0, respectively.

  (I) ASSETS PLEDGED AS COLLATERAL

   As of December 31, 2019 and 2018, the Company did not have any pledged assets as collateral for securities lending transactions or dollar repurchase agreements.

   The following table provides information on collateral received under securities lending agreements as of December 31, 2019 and 2018:

                                                                                 AMORTIZED COST
                                                                                 --------------
AGGREGATE AMOUNT CASH COLLATERAL RECEIVED                                        2019    2018
-----------------------------------------                                         -----  -----
Open............................................................................ $  --   $  --
30 days or less.................................................................  17.7    24.0
31 to 60 days...................................................................    --      --
61 to 90 days...................................................................    --      --
Greater than 90 days............................................................    --      --
   Subtotal.....................................................................  17.7    24.0
                                                                                  -----  -----
Securities received.............................................................    --      --
                                                                                  -----  -----
   Total collateral received.................................................... $17.7   $24.0
                                                                                  =====  =====
The aggregate fair value of all securities acquired from the sale, trade or use
  of the accepted collateral (reinvested collateral)............................ $17.7   $24.0
                                                                                  =====  =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following table provides information on reinvested collateral from securities lending agreements as of December 31, 2019 and 2018:

                                          2019                      2018
                                ------------------------- -------------------------
SECURITIES LENDING              AMORTIZED COST FAIR VALUE AMORTIZED COST FAIR VALUE
------------------              -------------- ---------- -------------- ----------
Open...........................     $  --        $  --        $  --        $  --
30 days or less................      17.7         17.7         24.0         24.0
31 to 60 days..................        --           --           --           --
61 to 90 days..................        --           --           --           --
91 to 120 days.................        --           --           --           --
121 to 180 days................        --           --           --           --
181 to 365 days................        --           --           --           --
Greater than 365 days..........        --           --           --           --
                                    -----        -----        -----        -----
   Subtotal....................      17.7         17.7         24.0         24.0
Securities received............        --           --           --           --
                                    -----        -----        -----        -----
   Total collateral reinvested.     $17.7        $17.7        $24.0        $24.0
                                    =====        =====        =====        =====

   The Company's sources of cash that it uses to return collateral received from loaned securities is dependent on liquidity and other market conditions. The Company believes the fair value of reinvested collateral coupled with other available sources of cash is sufficient to fund collateral calls under adverse market conditions.

  (J) RESTRICTED ASSETS

   The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2019 and 2018:

                                GROSS (ADMITTED AND NONADMITTED) RESTRICTED                      PERCENTAGE
                              -----------------------------------------------             -----------------------
                                          2019
                              ----------------------------
                                                                                              GROSS
                                         TOTAL                                              (ADMITTED    ADMITTED
                                        SEPARATE                                 TOTAL         AND      RESTRICTED
                               TOTAL    ACCOUNT             TOTAL                 2019    NONADMITTED)   TO TOTAL
                              GENERAL  RESTRICTED           FROM    INCREASE/   ADMITTED  RESTRICTED TO  ADMITTED
RESTRICTED ASSET CATEGORY     ACCOUNT    ASSETS    TOTAL    2018    (DECREASE) RESTRICTED TOTAL ASSETS    ASSETS
-------------------------     -------- ---------- -------- -------- ---------- ---------- ------------- ----------
Collateral held under
  securities lending
  agreements................. $   17.7    $--     $   17.7 $   24.0   $ (6.3)   $   17.7       0.1%        0.1%
Federal Home Loan Bank
  ("FHLB") capital stock.....     23.0     --         23.0     24.0     (1.0)       23.0       0.1         0.1
On deposit with states.......      7.7     --          7.7      7.7       --         7.7        --          --
Pledged as collateral:
   Derivatives...............     80.5     --         80.5    111.8    (31.3)       80.5       0.4         0.4
   Reinsurance trust.........  1,062.8     --      1,062.8  1,010.4     52.4     1,062.8       4.9         4.9
   FHLB agreements...........    220.0     --        220.0    248.9    (28.9)      220.0       1.0         1.0
                              --------    ---     -------- --------   ------    --------       ---         ---
       Total restricted
         assets.............. $1,411.7    $--     $1,411.7 $1,426.8   $(15.1)   $1,411.7       6.5%        6.5%
                              ========    ===     ======== ========   ======    ========       ===         ===

   There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2019 and 2018.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As of December 31, 2019 and 2018, the Company held no other restricted assets.

   Collateral received and reflected as assets within the reporting entity's financial statements as of December 31, 2019 and 2018:

                                           2019
--------------------------------------------------------------------------------------------
                                                                                      % OF
                                                                      % OF BACV TO  BACV TO
                                                                      TOTAL ASSETS   TOTAL
                                                                      (ADMITTED AND ADMITTED
DESCRIPTION                                          BACV  FAIR VALUE NONADMITTED)   ASSETS
-----------                                          ----- ---------- ------------- --------
a.Cash, cash equivalents and short-term investments. $  --   $  --         -- %       -- %
b.Schedule D, Part 1................................    --      --          --         --
c.Schedule D, Part 2, Section 1.....................    --      --          --         --
d.Schedule D, Part 2, Section 2.....................    --      --          --         --
e.Schedule B........................................    --      --          --         --
f.Schedule A........................................    --      --          --         --
g.Schedule BA, Part 1...............................    --      --          --         --
h.Schedule DL, Part 1...............................  16.2    17.1         0.1        0.1
i.Other.............................................    --      --          --         --
                                                     -----   -----         ---        ---
j.Total collateral assets (a+b+c+d+e+f+g+h+i)....... $16.2   $17.1         0.1%       0.1%
                                                     =====   =====         ===        ===

                                     2019
 -----------------------------------------------------------------------------
                                                             % OF LIABILITY TO
 DESCRIPTION                                          AMOUNT TOTAL LIABILITIES
 -----------                                          ------ -----------------
 k. Recognized obligation to return collateral asset. $17.7         0.1%

                                           2018
--------------------------------------------------------------------------------------------
                                                                                      % OF
                                                                      % OF BACV TO  BACV TO
                                                                      TOTAL ASSETS   TOTAL
                                                                      (ADMITTED AND ADMITTED
DESCRIPTION                                          BACV  FAIR VALUE NONADMITTED)*  ASSETS
-----------                                          ----- ---------- ------------- --------
a.Cash, cash equivalents and short-term investments. $  --   $  --         -- %       -- %
b.Schedule D, Part 1................................    --      --          --         --
c.Schedule D, Part 2, Section 1.....................    --      --          --         --
d.Schedule D, Part 2, Section 2.....................    --      --          --         --
e.Schedule B........................................    --      --          --         --
f.Schedule A........................................    --      --          --         --
g.Schedule BA, Part 1...............................    --      --          --         --
h.Schedule DL, Part 1...............................  23.5    23.1         0.1        0.1
i.Other.............................................    --      --          --         --
                                                     -----   -----         ---        ---
j.Total collateral assets (a+b+c+d+e+f+g+h+i)....... $23.5   $23.1         0.1%       0.1%
                                                     =====   =====         ===        ===

                                     2018
  ----------------------------------------------------------------------------
                                                             % OF LIABILITY TO
  DESCRIPTION                                         AMOUNT TOTAL LIABILITIES
  -----------                                         ------ -----------------
  k.Recognized obligation to return collateral asset. $24.0         0.2%

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  (K) WORKING CAPITAL FINANCE INVESTMENTS

   As of December 31, 2019 and 2018, the Company had no working capital finance investments.

  (L) OFFSETTING AND NETTING OF ASSETS AND LIABILITIES

   The Company did not have any derivatives, repurchase and reverse repurchase, and securities borrowing and securities lending assets and liabilities that were offset and reported net as of December 31, 2019 and 2018.

  (M) 5GI SECURITIES

   The table below presents 5GI securities held as of December 31, 2019 and 2018:

                          NUMBER OF 5GI                AGGREGATE FAIR
                          SECURITIES    AGGREGATE BACV   VALUE
                          ------------- -------------- --------------
INVESTMENTS               2019   2018    2019    2018  2019    2018
-----------               ----   ----   -----   -----  ----    ----
(1) Bonds - AC...........  --      1    $ --    $1.0   $ --    $1.1
(2) LB&SS - AC...........   1      1      --      --     --      --
(3) Preferred Stock - AC.  --     --      --      --     --      --
(4) Preferred Stock - FV.   1     --     0.5      --    0.5      --
                           --     --    ----    ----    ----    ----
(5) Total (1+2+3+4)......   2      2    $0.5    $1.0   $0.5    $1.1
                           ==     ==    ====    ====    ====    ====

AC - Amortized cost            FV - Fair value

  (N) SHORT SALES

   The Company did not have any short sale transactions during the years ended December 31, 2019, 2018 and 2017.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


(3)AGGREGATE RESERVES

   As of December 31, 2019 and 2018, the following table summarizes the aggregate reserves and weighted-average interest rate assumptions for the
Company:

                                         2019               2018
                                  -----------------  -----------------
                                            INTEREST           INTEREST
LINE OF BUSINESS                   AMOUNT    RATES    AMOUNT    RATES
----------------                  --------- -------- --------- --------
Individual life:
   Traditional................... $   633.2   4.2%   $   576.5   4.2%
   Universal.....................   5,199.5   4.4%     5,562.7   4.4%
   Supplementary
     contracts with life
     contingencies...............      90.7   4.3%        90.8   4.4%
                                  ---------          ---------
          Total
            individual
            life.................   5,923.4            6,230.0
                                  ---------          ---------
Group life.......................      18.9   4.5%        20.8   4.5%
                                  ---------          ---------
          Total life.............   5,942.3            6,250.8
                                  ---------          ---------
Annuities:
   Individual annuities:
       Immediate.................   1,219.6   5.9%     1,325.4   5.9%
       Deferred..................   2,598.4   4.1%     2,709.5   4.1%
       Variable..................      64.0   4.0%        62.3   4.1%
                                  ---------          ---------
          Total
            individual
            annuities............   3,882.0            4,097.2
                                  ---------          ---------
   Group annuities:
       Other group
         annuities...............      39.1   6.4%        42.4   6.3%
                                  ---------          ---------
          Total annuities........   3,921.1            4,139.6
                                  ---------          ---------
Accidental death benefits........       0.6   3.0%         0.6   3.0%
Disability:
   Active lives..................      11.6   4.3%        12.4   4.4%
   Disabled lives................      73.5   3.4%        75.5   3.4%
                                  ---------          ---------
          Total
            disability...........      85.1               87.9
                                  ---------          ---------
Other reserves...................   1,417.5   4.1%     1,520.7   4.2%
Accident and health:
   Group.........................        --   -- %         0.1   4.7%
   Individual....................       1.0   3.5%         1.2   4.6%
                                  ---------          ---------
          Total accident
            and health...........       1.0                1.3
                                  ---------          ---------
          Total life,
            annuities,
            and accident
            and health
            aggregate
            reserves.............  11,367.6           12,000.9
                                  ---------          ---------
Deposit-type funds:
   Supplementary
     contracts without
     life contingencies..........     403.8   2.7%       423.3   2.7%
   Other deposit-type
     funds.......................     302.0   3.6%       352.6   3.7%
                                  ---------          ---------
          Total
            deposit-type
            funds................     705.8              775.9
                                  ---------          ---------
          Total
            aggregate
            reserves and
            deposit-type
            funds................ $12,073.4          $12,776.8
                                  =========          =========

   Liabilities for life insurance products are based on the AE, AM (5), 41 CSO, 41 STD IND, 58 CSO, 58 CET, GPO 58, 61 CIET, 61 CSI, 80 CSO, 80 CET, or 2001 CSO mortality tables. Liabilities for most annuities used the a-1949, 51 GAM, 71 IAM, 71 GAM, 83 GAM, 83a, 94 GAR, 94 VA MGDB, 37SA, a-2012, or a-2000
mortality tables.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As of December 31, 2019 and 2018, the Company had $716.7 and $661.4, respectively, of additional statutory reserves resulting from updates to its asset adequacy testing assumptions for universal life insurance products with secondary guarantees related to AG38 part 8D.

   The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the end of the month of death. There were $0.6 in reserves for surrender values in excess of reserves otherwise required as of December 31, 2019 and 2018.

   Additional premiums or charges apply for policies issued on substandard lives according to underwriting classifications. The substandard extra reserve held on such policies was either one-half of the annual gross extra premiums or calculated using appropriate multiples of standard rates of mortality. For two interest-sensitive life plans, with single or limited pay substandard extra premiums, the unearned portion of those substandard premiums are utilized as the substandard extra reserve.

   The reserve for substandard structured settlements policies is based on a flat extra mortality rate calculated at issue to produce the life expectancy determined during the underwriting process.

   The reserve for substandard immediate annuities issued in 2005 and later, other than structured settlement policies, is based on a standard mortality plus a flat extra mortality rate calculated at issue to produce the present value of future benefits using the rated age determined during the underwriting process.

   As of December 31, 2019 and 2018, the Company had $29,987.7 and $32,592.4, respectively, of insurance in-force for which the future guaranteed maximum gross premiums were less than the future net premiums according to the standard of valuation set by the Virginia Bureau. Reserves to cover the above insurance totaled $256.2 and $304.0 as of December 31, 2019 and 2018, respectively, and are reported in aggregate reserves -- life and annuity contracts.

   The tabular interest, tabular less actual reserve released, and tabular cost has been determined by formula as described in the NAIC instructions.

   Tabular interest on funds not involving life contingencies has been determined according to the valuation rate for each contract.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As of December 31, 2019, withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

                                                        2019
                               ------------------------------------------------------
                                          SEPARATE      SEPARATE
                               GENERAL  ACCOUNTS WITH   ACCOUNTS              PERCENT
                               ACCOUNT   GUARANTEES   NONGUARANTEED   TOTAL   OF TOTAL
                               -------- ------------- ------------- --------- --------
A. Individual annuities:
    (1)  Subject to
         discretionary
         withdrawal:
       a.With market
         value adjustment..... $2,244.0     $14.6       $     --    $ 2,258.6   15.6%
       b At book value
         less current
         surrender
         charge of 5% or
         more.................     56.0        --             --         56.0    0.4
       c.At fair value........       --        --        5,338.0      5,338.0   37.0
                               --------     -----       --------    ---------  -----
       d Total with
         market value
         adjustment or
         at fair value
         (total of a-c).......  2,300.0      14.6        5,338.0      7,652.6   53.0
       e.At book value
         without
         adjustment
         (minimal or no
         charge or
         adjustment)..........    863.2        --             --        863.2    6.0
    (2)  Not subject to
         discretionary
         withdrawal...........  5,914.8        --            0.6      5,915.4   41.0
                               --------     -----       --------    ---------  -----
    (3)  Total (gross:
         direct +
         assumed).............  9,078.0      14.6        5,338.6     14,431.2  100.0%
                                                                               =====
    (4)  Reinsurance
         ceded................  5,105.3        --             --      5,105.3
                               --------     -----       --------    ---------
    (5)  Total net (3)
         -- (4)............... $3,972.7     $14.6       $5,338.6    $ 9,325.9
                               ========     =====       ========    =========
    (6)  Amount included
         in A(1)b above
         that will move
         to A(1)e in the
         year after the
         statement date:...... $    8.8     $  --       $     --    $     8.8
                               --------     -----       --------    ---------

                                          SEPARATE      SEPARATE
                               GENERAL  ACCOUNTS WITH   ACCOUNTS              PERCENT
                               ACCOUNT   GUARANTEES   NONGUARANTEED   TOTAL   OF TOTAL
                               -------- ------------- ------------- --------- --------
B. Group annuities:
    (1)  Subject to
         discretionary
         withdrawal:
       a.With market
         value adjustment..... $    1.0     $  --       $     --    $     1.0    1.0%
       b At book value
         less current
         surrender
         charge of 5% or
         more.................       --        --             --           --     --
       c.At fair value........       --        --           57.8         57.8   59.6
                               --------     -----       --------    ---------  -----
       d Total with
         market value
         adjustment or
         at fair value
         (total of a-c).......      1.0        --           57.8         58.8   60.6
       e.At book value
         without
         adjustment
         (minimal or no
         charge or
         adjustment)..........      0.9        --             --          0.9    0.9
    (2)  Not subject to
         discretionary
         withdrawal...........     37.2        --             --         37.2   38.5
                               --------     -----       --------    ---------  -----
    (3)  Total (gross:
         direct +
         assumed).............     39.1        --           57.8         96.9  100.0%
                                                                               =====
    (4)  Reinsurance
         ceded................       --        --             --           --
                               --------     -----       --------    ---------
    (5)  Total net (3)
         -- (4)............... $   39.1     $  --       $   57.8    $    96.9
                               ========     =====       ========    =========
    (6)  Amount included
         in B(1)b above
         that will move
         to B(1)e in the
         year after the
         statement date:...... $     --     $  --       $     --    $      --
                               --------     -----       --------    ---------

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

                                                        2019
                               -----------------------------------------------------
                                          SEPARATE      SEPARATE
                               GENERAL  ACCOUNTS WITH   ACCOUNTS             PERCENT
                               ACCOUNT   GUARANTEES   NONGUARANTEED  TOTAL   OF TOTAL
                               -------- ------------- ------------- -------- --------
C. Deposit-type
   contracts (no life
   contingencies):
    (1)  Subject to
         discretionary
         withdrawal:
       a.With market
         value adjustment..... $     --      $--           $--      $     --    -- %
       b At book value
         less current
         surrender
         charge of 5% or
         more.................       --       --            --            --     --
       c.At fair value........       --       --            --            --     --
                               --------      ---           ---      --------  -----
       d Total with
         market value
         adjustment or
         at fair value
         (total of a-c).......       --       --            --            --     --
       e.At book value
         without
         adjustment
         (minimal or no
         charge or
         adjustment)..........    358.2       --            --         358.2   27.2
    (2)  Not subject to
         discretionary
         withdrawal...........    959.2       --            --         959.2   72.8
                               --------      ---           ---      --------  -----
    (3)  Total (gross:
         direct +
         assumed).............  1,317.4       --            --       1,317.4  100.0%
                                                                              =====
    (4)  Reinsurance
         ceded................    611.6       --            --         611.6
                               --------      ---           ---      --------
    (5)  Total net (3)
         -- (4)............... $  705.8      $--           $--      $  705.8
                               ========      ===           ===      ========
    (6)  Amount included
         in C(1)b above
         that will move
         to C(1)e in the
         year after the
         statement date:...... $     --      $--           $--      $     --
                               --------      ---           ---      --------

   As of December 31, 2019, withdrawal characteristics of life actuarial reserves were as follows:

                                                       SEPARATE ACCOUNT -- GUARANTEED
                                 GENERAL ACCOUNT         AND NONGUARANTEED
                           --------------------------- ------------------------------
                           ACCOUNT   CASH              ACCOUNT    CASH
                            VALUE    VALUE    RESERVE   VALUE     VALUE     RESERVE
                           -------- -------- --------- -------     ------   -------
A. Subject to
   discretionary
   withdrawal, surrender
   values, or policy
   loans;
    (1)Term policies
       with cash value.... $     -- $  162.4 $   228.3 $   --     $   --    $   --
    (2)Universal life.....  1,840.0  1,821.4   2,179.3     --         --        --
    (3)Universal life
       with secondary
       guarantees.........  2,556.0  2,315.3   5,724.5     --         --        --
    (4)Indexed universal
       life...............     33.1     23.1      30.2     --         --        --
    (5)Indexed universal
       life with
       secondary
       guarantees.........       --       --        --     --         --        --
    (6)Indexed life.......       --       --        --     --         --        --
    (7)Other permanent
       cash value life
       insurance..........       --       --        --     --         --        --
    (8)Variable life......       --       --        --     --         --        --
    (9)Variable
       universal life.....     11.5     11.5      11.9  255.7      255.6     257.6
   (10)Miscellaneous
       reserves...........       --       --        --     --         --        --
B. Not subject to
   discretionary
   withdrawal or no cash
   values
    (1)Term policies
       without cash value.      XXX      XXX   8,780.4    XXX        XXX        --
    (2)Accidental death
       benefits...........      XXX      XXX       0.6    XXX        XXX        --
    (3)Disability --
       active lives.......      XXX      XXX      14.2    XXX        XXX        --
    (4)Disability --
       disabled lives.....      XXX      XXX      77.6    XXX        XXX        --
    (5)Miscellaneous
       reserves...........      XXX      XXX   1,013.8    XXX        XXX        --
                           -------- -------- --------- ------      ------   ------
C. Total (gross: direct
   + assumed).............  4,440.6  4,333.7  18,060.8  255.7      255.6     257.6
D. Reinsurance ceded......  1,173.7  1,039.3  11,158.9     --         --        --
                           -------- -------- --------- ------      ------   ------
E. Total (net) (C) -- (D). $3,266.9 $3,294.4 $ 6,901.9 $255.7     $255.6    $257.6
                           ======== ======== ========= ======      ======   ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2019 and 2018 were as follows:

                                       2019           2018
                                  -------------- -------------
                                         NET OF         NET OF
                                  GROSS  LOADING GROSS  LOADING
                                  ------ ------- ------ -------
                Industrial....... $  0.2 $  0.2  $  0.2 $  0.2
                Ordinary renewal.  172.9  479.5   167.5  492.6
                Group life.......     --     --      --   (0.1)
                                  ------ ------  ------ ------
                   Total......... $173.1 $479.7  $167.7 $492.7
                                  ====== ======  ====== ======

   The Company did not have any direct written premiums generated through managing general agents or third-party administrators during the years ended December 31, 2019 and 2018.

GUARANTEED MINIMUM DEATH BENEFIT, GUARANTEED MINIMUM WITHDRAWAL BENEFIT AND GUARANTEED ANNUITIZATION BENEFIT

   The Company's variable annuity products provide a basic GMDB which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. The Company's separate account guarantees are primarily death benefits but also include some GMWBs and guaranteed annuitization benefits. The GMWB allows contractholders to withdraw a pre-defined percentage of account value or benefit each year, either for a specified period of time or for life. The guaranteed annuitization benefit generally provides for a guaranteed minimum level of income upon annuitization accompanied by the potential for upside market participation. As of December 31, 2019 and 2018, the Company had reserves related to these guaranteed benefits of $452.9 and $580.9, respectively.

   The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of December 31, 2019 and 2018:

                                                                      2019     2018
                                                                    -------- --------
ACCOUNT VALUES WITH DEATH BENEFIT GUARANTEES (NET OF REINSURANCE):
   Standard death benefits (return of net deposits) account value.. $1,851.6 $1,780.8
   Net amount at risk.............................................. $    1.6 $    2.5
   Average attained age of contract holders........................       76       75

   Enhanced death benefits (step-up, roll-up, payment protection)
     account value................................................. $1,762.1 $1,745.2
   Net amount at risk.............................................. $  115.2 $  196.4
   Average attained age of contract holders........................       76       75

ACCOUNT VALUES WITH LIVING BENEFIT GUARANTEES:
   Guaranteed minimum withdrawal benefits.......................... $1,819.3 $1,820.3
   Guaranteed annuitization benefits............................... $1,003.8 $  969.7

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contract holder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2019 and 2018, the Company's exposure related to GMWB and guaranteed annuitization benefits contracts that were considered "in the money" was $647.1 and $795.9, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by the Company will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


(4)LIABILITY FOR POLICY AND CONTRACT CLAIMS

   Activity in the accident and health policy claim reserves, including the present value of amounts not yet due (which were included as a component of aggregate reserves) of $0.6, $0.6 and $0.8 as of December 31, 2019, 2018 and 2017 respectively, is summarized as follows:

                                                        2019  2018  2017
                                                        ----- ----- -----
       Balance as of January 1......................... $42.9 $48.0 $52.1
       Less reinsurance reserve credit and recoverable.  42.3  47.2  51.2
                                                        ----- ----- -----
              Net balance as of January 1..............   0.6   0.8   0.9
                                                        ----- ----- -----
       Incurred related to:
          Current year.................................   0.1    --   0.1
          Prior years..................................   0.1    --   0.1
                                                        ----- ----- -----
              Total incurred...........................   0.2    --   0.2
                                                        ----- ----- -----
       Paid related to:
          Current year.................................    --    --    --
          Prior years..................................   0.2   0.2   0.3
                                                        ----- ----- -----
              Total paid...............................   0.2   0.2   0.3
                                                        ----- ----- -----
              Net balance as of December 31............   0.6   0.6   0.8
       Plus reinsurance reserve credit and recoverable.  40.4  42.3  47.2
                                                        ----- ----- -----
       Balance as of December 31....................... $41.0 $42.9 $48.0
                                                        ===== ===== =====

   Incurred claims related to prior years did not change by a significant amount in any year as a result of changes in estimates of insured events in prior years.

   For the years ended December 31, 2019, 2018 and 2017, the Company did not have any significant changes in methodologies or assumptions used to calculate the liability for unpaid claims and claim adjustment expenses.

   The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus also included $84.0 and $107.9 of life contract claims as of December 31, 2019 and 2018, respectively.

(5)TRANSACTIONS WITH AFFILIATES

   The Company and various affiliates, all direct and/or indirect subsidiaries of Genworth, are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are to be made quarterly. This agreement represents the principal administrative service agreement between the Company and the following affiliates:

   GLIC
   GNA
   Genworth Mortgage Insurance Corporation ("GMIC")
   JLIC
   RLIC VI
   RLIC VII

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

   RLIC VIII
   RLIC IX
   RLIC X
   Rivermont

   On December 13, 2019, in connection with the reinsurance transactions discussed in Note 8, the Company paid a capital contribution to RLIC VI in the amount of $44.6 in cash.

   On December 12, 2019, in connection with the reinsurance transactions discussed in Note 8, the Company received a return of capital from RLIC IX in the amount of $20.1 in cash.

   During 2019, the Company received a total return of capital from GNWLAAC RE in the amount of $8.8 in cash.

   For years ended December 31, 2019, 2018 and 2017, the Company made net payments for intercompany settlements of $60.4, $64.2 and $44.7, respectively.

   The Company and GLICNY are parties to an Administrative Services Agreement whereby the Company provides services to GLICNY with respect to GLICNY's variable annuity products.

   The Company and GLIC are parties to a Master Services and Shared Expenses Agreement with two affiliates, Genworth Financial India Private, Ltd. and GMIC, whereby the parties agree to benefit from centralized functions and processes by pooling their purchasing power by entering separate Statements of Work which will provide the specifics of each service to be provided.

   The Company has a Master Promissory Note agreement, approved by the Virginia Bureau, which involves borrowing from and making loans to GNA, the Company's indirect parent. The principal is payable upon written demand by GNA or at the discretion of the Company. The note pays interest at the cost of funds of GNA, which was 1.50%, 2.33% and 1.33% during the years ended December 31, 2019, 2018 and 2017, respectively. There were no outstanding balances payable to or due from GNA as of December 31, 2019 or 2018.

   The Company participates in reinsurance agreements whereby the Company assumes business from or cedes business to its affiliates. See Note 8 for further details on affiliate reinsurance agreements. During 2018, the Company recorded an adjustment for the administration of claims related to certain reinsurance agreements whereby the assuming reinsurer was only settling the net amount at risk instead of the full death benefit on universal life insurance contracts. The net impact to the Company's death benefits was $4.0 for years ended December 31, 2017 and prior. This impacted reinsurance agreements between the Company and Rivermont, JLIC, and GLIC as follows:

  . The Company cedes universal life insurance contracts to Rivermont. As a result of this adjustment, Rivermont owed the Company $27.5 for years ended December 31, 2017 and prior. Effective March 30, 2018, the Company, as counterparty to the reinsurance agreement and parent of Rivermont, agreed to not require payment of this amount from Rivermont. This was accounted for as a deemed capital contribution from the Company to Rivermont which was recorded as a decrease to the Company's unassigned surplus.

  . The Company also cedes universal life insurance contracts to JLIC. As a result of this adjustment, JLIC owed the Company $4.3 for years ended December 31, 2017 and prior. The Company received this amount on May 11, 2018.

  . The Company assumes universal life insurance contracts from GLIC. As a result of this adjustment, the Company owed GLIC $27.8 for years ended December 31, 2017 and prior. The Company paid this amount on May 11, 2018.

   Effective July 1, 2017, the Company assumed certain annuity and corporate-owned life insurance business from GLIC in anticipation of the GLAIC unstacking, which previously contemplated the purchase of the Company from GLIC by a

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

Genworth intermediate holding company as part of the China Oceanwide transaction. These reinsurance treaties had an adverse impact on the RBC ratio of the Company and GLIC. The Company and GLIC had anticipated that the GLAIC unstacking would be completed by December 31, 2017 and that certain capital benefits relating to the unstacking would offset the adverse impact to its RBC ratio as of December 31, 2017. With the GLAIC unstacking not being completed by the end of 2017, the Company and GLIC mutually agreed to terminate the July 1, 2017 reinsurance treaties. As of December 31, 2017, the Company had a net receivable of $29.8 from GLIC related to the termination of these treaties. The intercompany amounts were settled in cash on January 10, 2018. Genworth and China Oceanwide have subsequently agreed to forgo the GLAIC unstacking. Genworth and China Oceanwide will not pursue the GLAIC unstacking for the foreseeable future.

   On December 21, 2017, the Company received $9.0 in cash from RLIC IX as a dividend payment.

   On December 14, 2017, the Company received $27.2 in cash from RLIC VI as a dividend payment.

   On December 13, 2017, the Company received $30.7 in cash from RLIC X as a return of capital.

   On June 26, 2017, the Company sold one security with a book value of $7.1 to GMIC in exchange for cash.

   In April 2017, the Company received bonds and mortgage loans from GLIC under various reinsurance transactions discussed in Note 8.

   Total amounts due from or owed to affiliates as of December 31, 2019 and 2018 are included in the following balance sheet captions:

                                                              2019   2018
                                                             ------ ------
      Assets:
         Amounts recoverable from reinsurers and funds held. $410.6 $410.8
         Current Federal income tax recoverable.............     --   24.9
                                                             ------ ------
             Total assets................................... $410.6 $435.7
                                                             ====== ======
      Liabilities:
         Current Federal income tax payable................. $ 47.8 $   --
         Payable to parent, subsidiaries and affiliates.....    7.3    4.6
         Other amounts payable on reinsurance...............   25.9   28.3
                                                             ------ ------
             Total liabilities.............................. $ 81.0 $ 32.9
                                                             ====== ======

(6)INCOME TAXES

   Tax reform impact

   On December 22, 2017, President Trump signed the TCJA into law. The enactment of the new law signified the first major overhaul of the U.S. federal income tax system in more than 30 years. In addition to the law's corporate income tax rate reduction, several other provisions were pertinent to the Company's financial statements and related disclosures. Prior to the TCJA, the top U.S. corporate income tax rate was 35% for corporations with taxable income greater than $10.0. The TCJA reduced the U.S. corporate income tax rate to 21% effective for taxable years beginning after December 31, 2017.

   For items under the TCJA that were incomplete, but a reasonable estimate had been determined as of December 31, 2017, the Company recorded a reasonable estimate. For items for which a reasonable estimate could not be determined, the Company applied existing guidance based on the provisions of the tax laws that were in effect prior to the TCJA being

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

enacted. Accordingly, the Company recorded reasonable estimates of the tax rate reduction impact under the TCJA for DTA and DTL as well as an insurance reserve transition adjustment in its 2017 statutory financial statements.

   As of December 31, 2017, the Company remeasured certain DTAs and DTLs based on the federal rate at which it expects them to reverse in the future, which is generally 21%. The provisional amount recorded in 2017 that related to the re-measurement of the Company's DTAs and DTLs was a tax expense of $222.0. The change in contingent tax liability related to the special tax sharing agreements was $220.3, which related to the remeasurement. The Company did not record an adjustment to this provisional amount in 2018 and the accounting for this item was complete as of December 31, 2018.

   As of December 31, 2017, the Company also recorded a provisional reclassification in DTAs and DTLs in the net amount of $65.2 related to the transition adjustment required under the TCJA with respect to life insurance policyholder reserves. Under the TCJA this transition adjustment is to be taken into account ratably over eight taxable years. The Company recorded an adjustment to the provisional reclassification of $18.8, including 2018 provision to return true-ups, and the accounting for this item was complete as of December 31, 2019.

  (A) COMPONENTS OF DEFERRED TAX ASSETS AND DEFERRED TAX LIABILITIES

     1. The components of the net DTA recognized in the Company's Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of December 31, 2019 and 2018 were as follows:

                                   2019                    2018                    CHANGE
                          ----------------------- ----------------------- -----------------------
                          ORDINARY CAPITAL TOTAL  ORDINARY CAPITAL TOTAL  ORDINARY CAPITAL  TOTAL
                          -------- ------- ------ -------- ------- ------ -------- ------- ------
a. Gross DTA.............  $542.3   $11.3  $553.6  $519.1   $27.1  $546.2  $ 23.2  $(15.8) $  7.4
b. Statutory valuation
  allowance adjustment...      --      --      --      --      --      --      --      --      --
                           ------   -----  ------  ------   -----  ------  ------  ------  ------
c. Adjusted gross DTA
  (1a - 1b)..............   542.3    11.3   553.6   519.1    27.1   546.2    23.2   (15.8)    7.4
d. DTA nonadmitted.......   240.7     5.9   246.6   206.9      --   206.9    33.8     5.9    39.7
                           ------   -----  ------  ------   -----  ------  ------  ------  ------
e. Subtotal: net
  admitted DTA (1c - 1d).   301.6     5.4   307.0   312.2    27.1   339.3   (10.6)  (21.7)  (32.3)
f. DTL...................   178.1     1.0   179.1   163.3    22.7   186.0    14.8   (21.7)   (6.9)
                           ------   -----  ------  ------   -----  ------  ------  ------  ------
g. Net admitted DTA/
  (DTL) (1e - 1f)........  $123.5   $ 4.4  $127.9  $148.9   $ 4.4  $153.3  $(25.4) $   --  $(25.4)
                           ======   =====  ======  ======   =====  ======  ======  ======  ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


     2. Admission calculation components for SSAP No. 101 as of December 31, 2019 and 2018:

                                    2019                    2018                    CHANGE
                           ----------------------- ----------------------- -----------------------
                           ORDINARY CAPITAL TOTAL  ORDINARY CAPITAL TOTAL  ORDINARY CAPITAL  TOTAL
                           -------- ------- ------ -------- ------- ------ -------- ------- ------
a. Federal income taxes
  paid in prior years
  recoverable through
  loss carrybacks.........  $   --   $4.4   $  4.4  $   --   $ 4.0  $  4.0  $   --  $  0.4  $  0.4

b. Adjusted gross DTA
  expected to be
  realized (excluding
  the amount of DTA from
  2(a) above) after
  application of the
  threshold limitation.
  (The lessor of 2(b)1
  and 2(b)2 below)........   123.5     --    123.5   145.5     3.8   149.3   (22.0)   (3.8)  (25.8)

   1. Adjusted gross DTA
     expected to be
     realized following
     the balance sheet
     date.................   123.5     --    123.5   145.5     3.8   149.3   (22.0)   (3.8)  (25.8)

   2. Adjusted gross DTA
     allowed per
     limitation threshold.     XXX    XXX    186.1     XXX     XXX   150.1     XXX     XXX    36.0

c. Adjusted gross DTA
  (excluding the amount
  of DTA from 2(a) and
  2(b) above) offset by
  gross DTL...............   178.1    1.0    179.1   166.7    19.3   186.0    11.4   (18.3)   (6.9)
                            ------   ----   ------  ------   -----  ------  ------  ------  ------
d. DTA admitted as a
  result of the
  application of SSAP
  No. 101 (Total 2(a) +
  2(b) + 2(c))............  $301.6   $5.4   $307.0  $312.2   $27.1  $339.3  $(10.6) $(21.7) $(32.3)
                            ======   ====   ======  ======   =====  ======  ======  ======  ======

     3.  Ratio used to determine applicable period used in 6(a)2:

                                                                        2019      2018
                                                                      --------  --------
a. Ratio percentage used to determine recovery period and threshold
  limitation amount..................................................      802%      741%
b. Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in 2(b)2 above..................... $1,368.8  $1,090.1

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


     4.  Impact of tax planning strategies:

         a. Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by character as a percentage:

                                2019             2018            CHANGE
                          ---------------  ---------------  ----------------
                          ORDINARY CAPITAL ORDINARY CAPITAL ORDINARY  CAPITAL
                          -------- ------- -------- ------- --------  -------
1. Adjusted Gross DTAs
  Amount from Note 6a1(c)  $542.3   $11.3   $519.1   $27.1   $ 23.2   $(15.8)

2. Percentage of
  Adjusted Gross DTAs by
  Tax Character
  Attribute to the
  impact of Tax Planning
  Strategies.............     -- %    -- %     -- %    -- %     -- %     -- %

3. Net Admitted Adjusted
  Gross DTAs Amount from
  Note 6a1(e)............  $301.6   $ 5.4   $312.2   $27.1   $(10.6)  $(21.7)

4. Percentage of Net
  Admitted Adjusted
  Gross DTAs by Tax
  Character admitted
  because of the impact
  of tax planning
  strategies.............     -- %    -- %     2.3%    -- %    (2.3)%    -- %

         b. The Company did not use reinsurance tax planning strategies for the years ended December 31, 2019, 2018 and 2017.

  (B) UNRECOGNIZED DEFERRED TAX LIABILITIES

   The Company did not have any unrecognized DTLs during the years ended December 31, 2019, 2018 and 2017.

  (C) CURRENT INCOME TAX AND CHANGE IN DEFERRED TAX

   The provision for income taxes incurred on operations for the years ended December 31, 2019, 2018 and 2017 were as follows:

                                                         2019    2018   CHANGE
                                                        ------  ------  ------
1. CURRENT INCOME TAXES
   a. Federal income taxes............................. $ 38.5  $(18.8) $ 57.3
   b. Foreign income taxes.............................     --      --      --
                                                        ------  ------  ------
   c. Federal and foreign income taxes.................   38.5   (18.8)   57.3
   d. Federal income tax on net capital gains (losses).    5.7    (1.6)    7.3
   e. Utilization of capital loss carry forwards.......     --      --      --
   f. Other............................................     --      --      --
                                                        ------  ------  ------
   g. Federal income tax incurred...................... $ 44.2  $(20.4) $ 64.6
                                                        ======  ======  ======

                                                         2018    2017   CHANGE
                                                        ------  ------  ------
1. CURRENT INCOME TAXES
   a. Federal income taxes............................. $(18.8) $ 51.9  $(70.7)
   b. Foreign income taxes.............................     --      --      --
                                                        ------  ------  ------
   c. Federal and foreign income taxes.................  (18.8)   51.9   (70.7)
   d. Federal income tax on net capital gains (losses).   (1.6)   (2.2)    0.6
   e. Utilization of capital loss carry forwards.......     --      --      --
   f. Other............................................     --      --      --
                                                        ------  ------  ------
   g. Federal income taxes incurred.................... $(20.4) $ 49.7  $(70.1)
                                                        ======  ======  ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs were as follows as of December 31, 2019 and 2018:

                                                                                   2019   2018  CHANGE
                                                                                  ------ ------ ------
2. DTA
   A. Ordinary
       1. Discounting of unpaid losses........................................... $   -- $   -- $   --
       2. Unearned premium reserve...............................................     --     --     --
       3a. Transition reserves...................................................    9.0   15.8   (6.8)
       3b. Policyholder reserves.................................................  372.7  356.1   16.6
       4. Investments............................................................   24.4    3.3   21.1
       5. Deferred acquisition costs.............................................  131.1  128.4    2.7
       6. Policyholder dividends accrual.........................................     --     --     --
       7. Fixed assets...........................................................    0.6    0.9   (0.3)
       8. Compensation and benefits accrual......................................     --     --     --
       9. Pension accrual........................................................     --     --     --
       10. Receivable-nonadmitted................................................    0.2    0.1    0.1
       11. Net operating loss carry forward......................................     --   13.9  (13.9)
       12. Tax credit carry forward..............................................    2.0    0.4    1.6
       13. Other (including items less than 5% of total ordinary tax assets).....    2.3    0.2    2.1
                                                                                  ------ ------ ------
       99. Subtotal ordinary.....................................................  542.3  519.1   23.2
   B. Statutory valuation allowance adjustment...................................     --     --     --
   C. Nonadmitted DTA............................................................  240.7  206.9   33.8
                                                                                  ------ ------ ------
   D. Admitted ordinary DTA (2A99 - 2B - 2C).....................................  301.6  312.2  (10.6)
   E. Capital....................................................................                   --
       1. Investments............................................................   11.3   27.1  (15.8)
       2. Net capital loss carry forward.........................................     --     --     --
       3. Real estate............................................................     --     --     --
       4. Other (including items less than 5% of total ordinary tax assets)......     --     --     --
                                                                                  ------ ------ ------
       99. Subtotal capital......................................................   11.3   27.1  (15.8)
   F. Statutory valuation allowance adjustment...................................     --     --     --
   G. Nonadmitted DTA............................................................    5.9     --    5.9
                                                                                  ------ ------ ------
   H. Admitted capital DTA (2E99 - 2F - 2G)......................................    5.4   27.1  (21.7)
                                                                                  ------ ------ ------
   I. Admitted DTA (2D + 2H)..................................................... $307.0 $339.3 $(32.3)
                                                                                  ====== ====== ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


                                                       2019   2018  CHANGE
                                                      ------ ------ ------
     3. DTL
        A. Ordinary
            1. Investments........................... $ 16.6 $  8.3 $  8.3
            2. Fixed assets..........................     --     --     --
            3. Deferred and uncollected premiums.....  100.7  103.5   (2.8)
            4(a). Transition reserves................   54.6   51.5    3.1
            4(b). Policyholder reserves..............    6.2     --    6.2
            5. Other.................................     --     --     --
                                                      ------ ------ ------
            99. Subtotal ordinary....................  178.1  163.3   14.8
                                                      ------ ------ ------
        B. Capital
            1. Investments...........................    1.0   22.7  (21.7)
            2. Real estate...........................     --     --     --
            3. Other.................................     --     --     --
                                                      ------ ------ ------
            99. Subtotal capital.....................    1.0   22.7  (21.7)
                                                      ------ ------ ------
        C. DTL (3A99 + 3B99).........................  179.1  186.0   (6.9)
                                                      ------ ------ ------
     4. NET DTA (DTL) (2I - 3C)...................... $127.9 $153.3 $(25.4)
                                                      ====== ====== ======

   Based on an analysis of the Company's tax position for the year ended December 31, 2019 , management concluded it is more likely than not that the results of future operations will generate sufficient taxable income to enable the Company to realize all of its DTAs. Accordingly, no valuation allowance for DTA has been established.

   The change in net deferred taxes is comprised of the following (this analysis is exclusive of nonadmitted assets, as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus):

                                                                    DECEMBER 31,
                                                                    -------------
                                                                     2019   2018  CHANGE
                                                                    ------ ------ ------
Total gross DTA.................................................... $553.6 $546.2 $ 7.4
Statutory valuation allowance adjustment...........................     --     --    --
                                                                    ------ ------ -----
Adjusted gross DTAs................................................  553.6  546.2   7.4
Total gross DTL....................................................  179.1  186.0  (6.9)
                                                                    ------ ------ -----
Net DTA (DTL)...................................................... $374.5 $360.2  14.3
                                                                    ====== ======
Deferred tax on change in net unrealized capital gains (losses)....                (3.8)
                                                                                  -----
Change in deferred tax for prior period correction (see Note 1(v)).                 3.8
                                                                                  -----
Change in net deferred income taxes................................               $14.3
                                                                                  =====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  (D) RECONCILIATION OF FEDERAL INCOME TAX RATE TO ACTUAL EFFECTIVE TAX RATE

   The provision for Federal income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference were as follows for the years ended December 31, 2019, 2018 and 2017:

                                                                    2019    2018    2017
                                                                   ------  ------  ------
Provision computed at statutory tax rate.......................... $ 49.1  $(50.7) $  9.0
Tax exempt interest...............................................   (0.4)   (0.4)     --
Benefit of dividends..............................................   (2.5)   (2.6)  (19.7)
Change in tax contingency reserve.................................     --     0.4     3.0
Statutory amortization of IMR.....................................     --      --    (1.2)
Foreign taxes.....................................................   (3.5)    0.2    (0.1)
Change in nonadmitted assets......................................   (1.3)    0.5     1.9
Deferred reinsurance gains........................................  (23.7)    8.4   (13.8)
Change in statutory valuation allowance...........................     --    (7.4)   (5.9)
Prior year provision to return true-up............................   (0.8)   (2.7)    7.5
Reinsurance transaction treated as nontaxable reorganization (see
  Note 8).........................................................   12.0      --      --
TCJA rate reduction impact........................................     --      --   222.0
Other adjustments.................................................    1.0    (0.1)  (24.9)
                                                                   ------  ------  ------
   Total.......................................................... $ 29.9  $(54.4) $177.8
                                                                   ======  ======  ======
Federal income taxes incurred..................................... $ 44.2  $(20.4) $ 49.7
Change in net deferred income taxes...............................  (14.3)  (34.0)  128.1
                                                                   ------  ------  ------
   Total.......................................................... $ 29.9  $(54.4) $177.8
                                                                   ======  ======  ======

  (E) OPERATING LOSS AND TAX CREDIT CARRY FORWARDS AND PROTECTIVE TAX DEPOSITS

   As of December 31, 2019, the Company had no operating losses to carry forward.

   As of December 31, 2019, the Company has tax credits to carry forward that will expire, if unutilized, as follows:

                     ORIGINATION YEAR AMOUNT EXPIRES AFTER
                     ---------------- ------ -------------
                           2012        $0.3      2022
                           2013         0.7      2023
                           2014         0.4      2024
                           2015         0.2      2025
                           2018         0.4      2028

   As of December 31, 2019, the amount of federal income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses are as follows:

                           TAX YEAR CAPITAL ORDINARY
                           -------- ------- --------
                             2019    $5.7     $--

   The Company had no protective tax deposits which are on deposit with the IRS under Section 6603 of the Internal Revenue Code.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  (F) CONSOLIDATED FEDERAL INCOME TAX RETURN

   The Company is an affiliated member of a consolidated Life/Non-Life U.S. Federal income tax return with its ultimate parent company, Genworth, and will be included with the following companies in the consolidated Federal income tax return for 2019:

                        ASI
                        Capital Brokerage Corporation
                        Genworth
                        Genworth Annuity Service
                          Corporation
                        Genworth Financial Agency, Inc.
                        Genworth Financial Assurance
                          Corporation
                        Genworth Financial Services, Inc.
                        Genworth Holdings, Inc. ("Genworth
                          Holdings")
                        Genworth Insurance Company
                        GLIC
                        GLICNY
                        Genworth Mortgage Holdings, LLC
                        Genworth Mortgage Holdings, Inc.
                        GMIC
                        Genworth Mortgage Insurance
                          Corporation of North Carolina
                        Genworth Mortgage Reinsurance
                          Corporation
                        Genworth Mortgage Services, LLC
                        GNA
                        HGI Annuity Service Corporation
                        JLIC
                        Mayflower Assignment Corporation
                        Monument Lane IC 1, Inc.
                        Monument Lane IC 2, Inc.
                        Monument Lane PCC, Inc.
                        Newco
                        National Eldercare Referral
                          System, LLC
                        Rivermont
                        RLIC VI
                        RLIC VII
                        RLIC VIII
                        RLIC IX
                        RLIC X
                        River Lake Insurance Company XI
                          ("RLIC XI")/1/
                        Sponsored Captive Re, Inc.
                        United Pacific Structured
                          Settlement Company
                     /1/  RLIC XI was dissolved effective
                          September 30, 2019.

   The Company is a part of the overall Tax Allocation Agreement between Genworth and certain of its subsidiaries. This agreement was approved by state insurance regulators and the Company's Board of Directors. The tax allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce the current consolidated tax liability as allowed by applicable law and regulation. The Company's policy is to settle intercompany tax balances quarterly, with a final settlement after filing of Genworth's Federal consolidated U.S. corporation income tax return.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The Company and its indirect parent, Genworth, have special tax agreements with the Company's direct subsidiaries RLIC VII and RLIC VIII. The agreements obligate the Company to receive or make payments on behalf of RLIC VII and RLIC VIII for Federal income tax amounts receivable or payable by RLIC VII and RLIC VIII under a separate Tax Allocation Agreement. The Company accounts for these payments as additional investment in common stock of affiliates. As of December 31, 2019, the Company has recorded a tax receivable and a decrease in investment in common stock of affiliates of $8.5 for RLIC VII and a tax payable and an increase in investment in common stock of affiliates of $3.3 for RLIC VIII related to these agreements.

   The Company and its direct parent, GLIC, are also parties to a separate special tax sharing agreement with the Company's direct subsidiary, Rivermont. The agreement allocates the tax benefit of Rivermont's net operating losses ("NOLs") from tax years prior to 2009 to the Company. The Company will repay such benefits to Genworth to the extent Rivermont has taxable income in the future. For NOLs incurred in 2009 and subsequent years, Rivermont will record a current tax benefit and receive tax benefit payments from Genworth for NOLs incurred by Rivermont and used by the consolidated tax group, in accordance with the terms of the Tax Allocation Agreement.

   Prior to 2018, the Company also had special tax sharing agreements (the "Old Special Tax Agreements") with its direct subsidiaries, RLIC VI, RLIC IX and RLIC X. The Old Special Tax Agreements allocated to the Company the tax benefits of the respective subsidiaries' (i.e., RLIC VI, RLIC IX or RLIC X, as appropriate) current NOLs. Such benefits would have been repaid to Genworth to the extent the subsidiaries had taxable income in the future. Until such time as these benefits had been fully repaid, each subsidiary was not obligated to make payments under the overall tax allocation agreement or applicable Old Special Tax Agreement for Federal income tax. Additionally, under the Old Special Tax Agreements with RLIC VI, RLIC IX and RLIC X, the Company would have assumed the respective subsidiaries tax liability if such liability would cause the Company's RBC ratio to fall below 300%. The Old Special Tax Agreements were terminated effective May 31, 2018 for RLIC VI and January 1, 2018 for RLIC IX and RLIC X.

   In 2018, the Company entered into new special tax sharing agreements (the "New Special Tax Sharing Agreements") with RLIC VI, RLIC IX and RLIC X and its indirect parent, Genworth, effective June 1, 2018 for RLIC VI and January 1, 2018 for RLIC IX and RLIC X. Under the New Special Tax Sharing Agreements, the Company is obligated to receive or make payments on behalf of RLIC VI, RLIC IX and RLIC X for Federal income tax amounts receivable or payable by those companies pursuant to the Tax Allocation Agreement. The tax payments made by the Company on behalf of RLIC VI, RLIC IX and RLIC X are accounted for as deemed capital contributions to RLIC VI, RLIC IX and RLIC X. The tax payments received by the Company on behalf of RLIC VI, RLIC IX and RLIC X are accounted for as deemed dividends from RLIC VI, RLIC IX and RLIC X. As of December 31, 2019, the Company recorded tax payables and an increase in common stock of affiliates of $2.5 and $1.2 to RLIC VI and RLIC IX, respectively, and a tax receivable and a decrease in investment in common stock of affiliates of $7.0 to RLIC X, related to the New Special Tax Sharing Agreements. As discussed in
Note 2(b), the Company carries RLIC VI, RLIC IX and RLIC X at zero; therefore, the change in common stock of affiliates ultimately impacts unassigned deficit.

   Effective January 1, 2018, the Company entered into a new Special Tax Allocation Agreement with Genworth whereby the Company agreed to settle intercompany taxes under the terms of the overall Tax Allocation Agreement of the Genworth Consolidated Group as if the Company and RLIC VI, RLIC IX and RLIC X continued to calculate tax reserves under Model Regulation 830 for U.S. federal income tax purposes, notwithstanding that the consolidated group filed its U.S. federal income tax return limiting the tax reserve based upon the Net GAAP Liability shown on the statutory annual statements of RLIC VI, RLIC IX and RLIC X. The purpose of the new Special Tax Allocation Agreement between the Company and Genworth is to defer intercompany tax settlements by the Company until the time at which the Company would have made the payments absent the change in the Permitted Practices for RLIC VI, RLIC IX and RLIC X and also absent tax planning strategies implemented by GLIC in 2018 with respect to the calculation of GLIC's tax reserves. As of December 31, 2019, the Company recorded a decrease to current tax receivable and an increase to unassigned deficit of $7.8 related to this agreement.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

   The cumulative benefit recognized by the Company relating to the special tax sharing agreements with Rivermont, RLIC VI, RLIC IX, and RLIC X and the Special Tax Allocation Agreement with Genworth was $418.1 and $417.4 as of December 31, 2019 and 2018, respectively. Due to the nature of the agreements as described above, the Company could have to repay these benefits in the future.

   For tax years beginning in 2011, the Company was included in the Life/Non-Life consolidated return filed by Genworth and filed various state and local tax returns. With possible exceptions (including the possibility that the Internal Revenue Service ("IRS") may examine tax years that impact operating loss deduction carryforwards but are otherwise closed), the Company is no longer subject to U.S. Federal tax examinations for years through 2015. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. Federal examinations.

  (G) FEDERAL OR FOREIGN INCOME TAX LOSS CONTINGENCIES

   As of December 31, 2019, 2018 and 2017, the total amount of unrecognized tax benefits was $7.2, $7.2 and $6.7, respectively, which, if recognized, would affect the effective tax rate on operations.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended December 31, 2019, 2018 and 2017, the Company accrued no interest or no penalties. The Company had no interest liability balance and no penalty balances as of December 31, 2019, 2018 and 2017.

   As a result of Genworth's open audits and appeals, the Company believes no unrecognized tax benefits will be recognized in 2020.

  (H) REPATRIATION TRANSITION TAX

   The Company had no Repatriation Transition Tax owed under the TCJA as of December 31, 2019.

  (I) ALTERNATIVE MINIMUM TAX CREDIT

   The Company had no Alternative Minimum Tax Credit recognized as a current year recoverable or DTA as of December 31, 2019.

  (J) STATE TRANSFERABLE AND NON-TRANSFERABLE TAX CREDITS

   The carrying value of transferable and non-transferable state tax credits gross of any related tax liabilities and total unused transferable and non-transferable state tax credits by state and in total were as follows:

                                                                            2019
                                                                    ---------------------
                                                                          CARRYING UNUSED
DESCRIPTION OF STATE TRANSFERABLE AND NON-TRANSFERABLE TAX CREDITS  STATE  VALUE   AMOUNT
------------------------------------------------------------------  ----- -------- ------
                        New Market.................................  MS     $0.6    $0.6
                        New Market.................................  NE      0.3     0.3
                        New Market.................................  NV      0.1     0.1
                        Urban Development..........................  CT      0.4     0.4
                        Urban Development..........................  FL      1.1     1.1
                                                                            ----    ----
                           Total...................................         $2.5    $2.5
                                                                            ====    ====

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


                                                                            2018
                                                                    ---------------------
                                                                          CARRYING UNUSED
DESCRIPTION OF STATE TRANSFERABLE AND NON-TRANSFERABLE TAX CREDITS  STATE  VALUE   AMOUNT
------------------------------------------------------------------  ----- -------- ------
                        New Market.................................  FL     $0.7    $0.7
                        New Market.................................  KY      0.1     0.1
                        New Market.................................  MS      0.5     0.5
                        New Market.................................  NE      0.3     0.3
                        New Market.................................  NV      0.1     0.1
                        Renewable Energy...........................  NC      0.1     0.1
                        Urban Development..........................  CT      0.2     0.2
                        Urban Development..........................  FL      1.3     1.3
                                                                            ----    ----
                           Total...................................         $3.3    $3.3
                                                                            ====    ====

   The Company estimated the utilization of the remaining transferable and non-transferable state tax credits by projecting future premium taking into account policy growth and rate changes, projected future tax liability based on projected premiums, tax rates and tax credits, and comparing projected future tax liability to the availability of remaining transferable and non-transferable tax credits.

   The Company had no impairment loss related to the write-down as a result of impairment analysis of the carrying amount for state transferable and non-transferable tax credits during 2019 and 2018.

   The state tax credits admitted and nonadmitted were as follows:

                                    2019                 2018
                            -------------------- --------------------
                             TOTAL      TOTAL     TOTAL      TOTAL
                            ADMITTED NONADMITTED ADMITTED NONADMITTED
                            -------- ----------- -------- -----------
          Transferable.....   $ --       $--       $ --       $--
          Non-transferable.    2.5        --        3.3        --
                              ----       ---       ----       ---
             Total.........   $2.5       $--       $3.3       $--
                              ====       ===       ====       ===

(7)COMMITMENTS AND CONTINGENCIES

   (A) LITIGATION

   The Company is a defendant in various cases of litigation considered to be in the normal course of business. The Company does not consider existing contingent liabilities arising from litigation, income taxes and other matters to be material in relation to the financial position of the Company.

   In September 2018, the Company was named as a defendant in a putative class action lawsuit pending in the United States District Court for the Eastern District of Virginia captioned TVPX ARX INC., as Securities Intermediary for Consolidated Wealth Management, LTD. on behalf of itself and all others similarly situated v. Genworth Life and Annuity Insurance Company. The Plaintiff alleged unlawful and excessive cost of insurance ("COI") charges were imposed on policyholders. The complaint asserts claims for breach of contract, alleging that the Company improperly considered non-mortality factors when calculating COI rates and failed to decrease COI charges in light of improved expectations of future mortality, and seeks unspecified compensatory damages, costs, and equitable relief. On October 29, 2018, the Company filed a motion to enjoin the case in the Middle District of Georgia, and a motion to dismiss and motion to stay in the Eastern District of Virginia. The Company moved to enjoin the prosecution of the Eastern District of Virginia action on the basis that it involves claims released in a prior nationwide class action settlement that was approved by the Middle District of Georgia. Plaintiff filed an amended complaint on November 13, 2018. On December 6, 2018, the Company

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

moved the Middle District of Georgia for leave to file its counterclaim, which alleges that Plaintiff breached the covenant not to sue contained in the prior settlement agreement by filing its current action. On March 15, 2019, the Middle District of Georgia granted the Company's motion to enjoin and denied its motion for leave to file its counterclaim. As such, plaintiff is enjoined from pursuing its class action in the Eastern District of Virginia. On
March 29, 2019, plaintiff filed a notice of appeal in the Middle District of Georgia, notifying the Court of its appeal to the United States Court of Appeals for the Eleventh Circuit from the order granting the Company's motion to enjoin. On March 29, 2019, the Company filed its notice of cross-appeal in the Middle District of Georgia, notifying the Court of its cross-appeal to the Eleventh Circuit from the portion of the order denying its motion for leave to file the Company's counterclaim. On April 8, 2019, the Eastern District of Virginia dismissed the case without prejudice, with leave for plaintiff to refile an amended complaint only if a final appellate court decision vacates the injunction and reverses the Middle District of Georgia's opinion. On
May 21, 2019, plaintiff filed its appeal and memorandum in support in the Eleventh Circuit. The Company filed its response to plaintiff's appeal memorandum on July 3, 2019. Plaintiff's appeal and the Company's cross-appeal is now fully briefed and waiting for disposition by the Eleventh Circuit. The Company intends to continue to vigorously defend the dismissal of this action.

   In Lehman Brothers Special Financing, Inc. v. Bank of America National Association, et. al, in U.S. Bankruptcy Court, Southern district of New York, Lehman Brothers Special Financing, Inc. ("LBSF") seeks to recover from the Company, as a noteholder defendant, sums it received from a collateralized debt obligation ("CDO") note following the bankruptcy of Lehman Brothers Holdings, Inc. ("LBHI"), alleging that the Company and other unrelated noteholders (the "Defendant Group") not entitled to the amounts received. On June 28, 2016, the court granted the Company's motion to dismiss. The court's order became final and appealable on January 24, 2017. LBSF filed a notice of appeal to the United States Court of Appeals for the Second Circuit on February 6, 2017. On
March 14, 2018, the District Court affirmed the decision of the Bankruptcy Court. In a filing dated April 13, 2018, LBSF appealed the District Court's decision to the United States Court of Appeals for the Second Circuit. Oral argument occurred on June 26, 2019, and the Court has taken the decision under advisement. The Company intends to vigorously defend the dismissal of the action.

   The Company and its affiliates have been subject to a number of industry wide regulatory investigations concerning unclaimed property practices and escheatment practices. The West Virginia treasurer's office had initiated a lawsuit with respect to unclaimed property relating to West Virginia policies, in which the Company is a defendant. The defendants in that case made a motion to dismiss the complaint in its entirety, which was granted in December 2013. The West Virginia treasurer's office appealed that dismissal and in June 2015 the West Virginia Supreme court reversed the dismissal and remanded the case back to the trial court to, among other things, permit the Treasurer to examine insurers for compliance with unclaimed property laws. The Company and GLIC elected to participate in the early alternative dispute resolution procedure outlined in the trial court's post-remand case management order and a first meeting to mediate the matter was held on February 1, 2017. Also, the Company is currently being examined by Delaware's Department of Finance, which has retained a third-party audit firm, Kelmar Associates, LLC, to examine the Company. On November 16, 2017, the Company notified Delaware of its intention to convert the audit to a review under the Secretary of State Unclaimed Property Voluntary Disclosure Agreement Program. Delaware authorized this conversion request on December 5, 2017, and, on February 5, 2020, Delaware signed a Voluntary Self Disclosure Agreement with Genworth that will conclude this audit with de minimis payment by Genworth of an extrapolated unclaimed property amount.

   As of December 31, 2019, the Company could not determine or predict the ultimate outcome of any of the pending legal and regulatory matters specifically identified above. In light of the inherent uncertainties involved in these matters, no amounts have been accrued. The Company is not able to provide an estimate or range of possible losses related to these matters.

  (B) GUARANTY ASSOCIATION ASSESSMENTS

   The Company is required by law to participate in the guaranty fund associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   As of December 31, 2019 and 2018, the Company has accrued and recognized through net operations a liability for retrospective premium-based guaranty fund assessments of $7.1 and $7.3, respectively, and a related premium tax benefit asset of $7.6 and $7.4, respectively. These amounts represent management's best estimate based on information received from the states in which the Company writes business and may change due to many factors including the Company's share of the ultimate cost of current insolvencies. The premium tax benefit is generally realized over a five year period, but can vary depending on the state law.

   The following table provides information about the Company's guaranty funds receivable as of December 31, 2019 and 2018:

                                                                        2019 2018
                                                                        ---- ----
Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year end............................................ $7.4 $8.0
   Decreases current year:
       Premium tax offset applied......................................  0.4  0.5
       Other adjustment................................................   --  0.1
       True up adjustment..............................................   --  0.5
   Increases current year:
       Cash payment adjustment.........................................  0.4  0.5
       True up adjustment..............................................  0.2   --
                                                                        ---- ----
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year end.......................................... $7.6 $7.4
                                                                        ==== ====

   The Company's guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote LTC contracts were de minimis as of December 31, 2019.

   The following provides information related to guaranty fund liabilities and assets related to assessments from insolvencies of entities that wrote LTC contracts as of December 31, 2018:

                                            2018
----------------------------------------------------------------------------------------------
                                               GUARANTY FUND ASSESSMENT     RELATED ASSETS
                                               -----------------------  -----------------------
NAME OF THE INSOLVENCY                         UNDISCOUNTED  DISCOUNTED UNDISCOUNTED DISCOUNTED
----------------------                         ------------  ---------- ------------ ----------
American Network Insurance Company............     $0.4         $--         $0.2        $--
Penn Treaty Network Company America Insurance
  Company.....................................      0.4          --          0.4         --
                                                   ----         ---         ----        ---
Total.........................................     $0.8         $--         $0.6        $--
                                                   ====         ===         ====        ===

   In 2009, the Pennsylvania Insurance Commissioner (the "Commissioner") placed long-term care insurer Penn Treaty Network Company America Insurance Company and one of its subsidiaries, American Network Insurance Company (collectively, "Penn Treaty") in rehabilitation, an intermediate action before insolvency, and subsequently petitioned a state court to convert the rehabilitation into a liquidation. On November 9, 2016, the state court held a hearing on the Commissioner's petition to convert the rehabilitation into liquidation with no objections. On March 1, 2017, the Pennsylvania Commonwealth court approved petitions to liquidate Penn Treaty due to financial difficulties that could not be resolved through rehabilitation. As a result, the Company accrued guaranty fund liabilities of $0.9 in 2017 related to Penn Treaty. The Company recorded a pre-tax impact of $0.3, net of premium tax credits, in 2017 related to Penn Treaty. The amounts shown in the charts above in the guaranty fund assessments column represent the assessments paid to guaranty associations and the amounts shown in the related assets column are the premium tax credit available.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  (C) RELATED PARTY GUARANTEES

   The Company has guaranteed the structured settlement payment obligations of ASI, provided that such obligations are funded with the Company's annuity contracts. ASI is a direct, wholly-owned subsidiary of the Company and the assignment company for the Company's structured settlement business.

   There are no current obligations by the Company under the guarantee nor does the Company expect to make any future payments. However, if any payments were to be made they would be treated as a capital contribution. The maximum amount of payments that could be made under the guarantee is equal to the structured settlement payment obligations of ASI. The structured settlement reserves related to this guarantee were $264.0 as of December 31, 2019. The guarantee will remain intact until modified or rescinded by the Company's board of directors.

  (D) COMMITMENTS

   As of December 31, 2019, the Company had future commitments of $4.8 on its investments in limited partnerships and $5.0 in private placement securities. These limited partnerships are part of the Company's private equity and real estate programs. The funding commitments relate to future equity stakes taken in portfolio of private companies and investments in fixed maturity securities.

(8)REINSURANCE

   The Company follows the standard industry practices of reinsuring portions of its risk with other companies. Use of reinsurance does not discharge the Company from liability on the insurance ceded. The Company is required to pay in full the amount of its insurance obligations regardless of whether it is entitled or able to receive payment from its reinsurer. The Company monitors both the financial condition of the reinsurers as well as risk concentrations arising from activities and economic characteristics of the reinsurers to lessen the risk of default by such reinsurers.

   The maximum amounts of life insurance retained by the Company on any one life may not exceed the following limits: individual life, $5.0; accidental death benefit, $0.1; group life, $0.2; group mortgage accidental benefits, $0.1; and payroll deduction and 401(k) automatic issue coverage, $0.2. Amounts in excess of these maximums are reinsured with other insurance companies.

   On March 6, 2019, Scottish Re US Inc. ("Scottish Re"), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware. It was contemplated that a plan of rehabilitation for Scottish Re, if feasible, would be filed and approved within 120 days of the Rehabilitation Order. However, the plan of rehabilitation has not been filed to date. Total ceded reserves to Scottish Re were $17.3 as of December 31, 2019. As of December 31, 2019, reinsurance recoverable included $7.4 related to Scottish Re, but the Company nonadmitted $7.2 for amounts over 90 days past due. At this time, the Company expects to collect all amounts due from Scottish Re; however, it will continue to monitor the developments related to the rehabilitation.

   The effects of reinsurance on premiums earned and benefits incurred for the years ended December 31, 2019, 2018 and 2017 were as follows:

                    PREMIUMS EARNED                 BENEFITS INCURRED
            -------------------------------  -------------------------------
               2019       2018       2017       2019       2018       2017
            ---------  ---------  ---------  ---------  ---------  ---------
   Direct.. $ 1,179.3  $ 1,226.6  $ 1,295.6  $ 2,201.8  $ 2,251.4  $ 2,212.2
   Assumed.     287.2      299.0      350.5      248.4      261.3      241.9
   Ceded...  (2,367.5)  (1,519.2)  (1,125.4)  (1,722.2)  (1,689.7)  (1,575.8)
            ---------  ---------  ---------  ---------  ---------  ---------
      Net.. $  (901.0) $     6.4  $   520.7  $   728.0  $   823.0  $   878.3
            =========  =========  =========  =========  =========  =========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The Company did not have any retrospectively rated contracts or contracts subject to redetermination.

  AFFILIATED SPECIAL PURPOSE CAPTIVES REINSURANCE TRANSACTIONS

   The Company has over the past years entered into significant reinsurance treaties with its subsidiaries to cede universal and term life insurance policies. Reserves ceded by the Company as of December 31, 2019 and 2018 related to these treaties were as follows:

                                                   2019     2018
                                                 -------- --------
              UNIVERSAL LIFE INSURANCE BUSINESS
              Rivermont......................... $     -- $  441.2
              JLIC..............................     60.9     60.8

              TERM LIFE INSURANCE BUSINESS
              RLIC VI........................... $2,383.7 $  808.0
              RLIC VII..........................    502.4    577.7
              RLIC VIII.........................  1,046.8  1,038.1
              RLIC IX...........................       --    773.0
              RLIC X............................    806.9    744.4

  Rivermont

   The Company previously was a party to an indemnity reinsurance agreement with Rivermont to cede certain universal life insurance reserves from the Company to Rivermont on a coinsurance and modified coinsurance ("Modco") basis for policies issued by or assumed from other affiliates of the Company with policy effective dates in calendar year 1999 and January 1, 2001 through June 30, 2006. Effective December 1, 2019, the Company recaptured all of the universal life insurance business previously ceded to Rivermont with such business having $455.2 and $391.4 in coinsurance and modified coinsurance reserves, respectively, as of November 30, 2019 and terminated this reinsurance agreement. As consideration for the recapture, Rivermont paid the Company a recapture fee of $101.7 which represented approximately 80% of the excess economic reserves of the recaptured business. For the recapture fee, Rivermont transferred bonds with market value of $97.1 and a book value of $82.0, accrued interest of $0.9 and cash of $3.7 to the Company. The difference between the recaptured coinsurance reserves of $455.2 and the book value of the assets transferred for the recapture fee recorded through commissions and expense allowances on reinsurance ceded of $86.6 was recorded as a statutory net loss of $368.6 for the Company in 2019. The universal life insurance business recaptured from Rivermont was subsequently ceded to RLIC VI in December 2019 as discussed below. As of December 31, 2019, there was no remaining reinsurance in Rivermont.

   Pursuant to the special tax sharing agreements discussed in Note 6 between the Company and Rivermont, the Company was responsible for the U.S. federal income tax liabilities of Rivermont (to the extent of its tax loss account established as part of its special tax sharing agreement with the Company). As a result of the special tax sharing agreement and the tax-free treatment, there was no impact on the Company's tax obligations with respect to federal income taxes of Rivermont due to the reinsurance transaction discussed above.

   Genworth Holdings entered into a limited guaranty with Rivermont pursuant to which Genworth Holdings guaranteed that Rivermont would receive a prescribed rate of return on the Modco reinsurance assets. The intent of the limited guaranty was to mitigate credit/interest rate risk within Rivermont and leave Rivermont with only insurance (mortality) risk. The Genworth Holdings limited guaranty provided Rivermont with the required liability payments in the event that there was a shortfall in Rivermont's ability to fund its interest obligations. The probability of a Genworth Holdings payment was remote and would only occur if cash flows from (a) actual earned interest income from economic reserve assets, (b) investment

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

income on Modco reinsurance assets, and (c) calculated experience refunds from mortality gains, are insufficient to cover the liability payments. The limited guaranty was terminated effective December 31, 2019. The value of the limited guaranty was $2.1 as of December 31, 2018.

   In 2006, as a first part of the securitization of its excess AG38 (also known as AXXX) reserves, Rivermont sold $315.0 of surplus notes to fund the excess AXXX statutory reserves for the universal life insurance business that was assumed from the Company. Assets were held in a trust to the benefit of the Company as collateral. In January 2020, Rivermont redeemed all of its $315.0 of outstanding surplus notes.

   Genworth entered into a liquidity commitment agreement with Rivermont and the capital market trusts that held the surplus notes issued by Rivermont. The liquidity commitment agreement maintained that Genworth would, on the maturity date of the surplus notes (45 years from date of issue) loan to each capital market trust an amount equal to the then market value of assets held in the reinsurance trust. The liquidity commitment agreement was terminated effective January 27, 2020.

   On October 24, 2006, the Company also entered into an agreement with MBIA, the financial guarantor, for the benefit of Rivermont. The agreement, among other things, obligated the Company (subject to certain exclusions) to indemnify and hold harmless Rivermont, MBIA, and Milliman from and against any and all claims, liabilities, losses, costs and expenses, and damages that may be incurred by or asserted against Rivermont, MBIA and Milliman by any party relating to or arising out of the transactions contemplated by the reinsurance agreement between the Company and Rivermont dated October 24, 2006, or certain related agreements, to the extent that such losses, claims, liabilities, expenses or damages resulted from Rivermont's failure to make any payment required to be made by it to any party under any such agreement, but excluding any payments of premiums, fees and expenses to be made in the ordinary course, and payments of principal and interest on the surplus notes issued by Rivermont. This agreement was also terminated effective January 27, 2020.

  JLIC

   The Company has reinsurance agreements whereby it cedes certain universal life and term life insurance policies to JLIC.

  RLIC VI

   The Company is a party to a coinsurance reinsurance agreement with RLIC VI whereby it previously only ceded certain term life insurance business to RLIC
VI. Effective December 1, 2019, the Company amended and restated the coinsurance treaty with RLIC VI to include additional term life and universal life insurance business which was recaptured by the Company from RLIC IX and Rivermont in December 2019 and then ceded to RLIC VI. As a result of this amendment, the Company ceded $1,583.9 of initial premium, with an initial allowance of $888.0 to RLIC VI in 2019. The net consideration of $695.8 was withheld by the Company and recorded as funds withheld.

   For U.S. federal income tax purposes, the reinsurance transactions discussed above between the Company and RLIC VI effective December 1, 2019 were treated as tax-free reinsurance transactions. Therefore, the assets and liabilities of RLIC IX and Rivermont that were recaptured by the Company and subsequently ceded to RLIC VI were transferred without the recognition of a tax gain or loss.

   Pursuant to the special tax sharing agreement discussed in Note 6 between the Company and RLIC VI, the Company was responsible for the U.S. federal income tax liabilities of RLIC VI (to the extent of its tax loss account established as part of its special tax sharing agreement with the Company). As a result of the special tax sharing agreement and the tax-free treatment, there was no impact on the Company's tax obligations with respect to federal income taxes of RLIC VI due to the reinsurance transactions discussed above.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Effective December 1, 2019, RLIC VI also entered into a new MRT reinsurance agreement with Hannover Re (Ireland) DAC ("Hannover Re Ireland") whereby it retroceded 100% of the mortality risk on the additional term life insurance business assumed from the Company on December 1, 2019 to Hannover Re Ireland.

   RLIC VI previously entered into a MRT reinsurance agreement with GLIC to cede the mortality risk on the reinsurance policies assumed from the Company. This MRT reinsurance agreement excluded those policies which were originally written by GLIC. Effective December 1, 2017, RLIC VI recaptured the MRT reinsurance agreement with GLIC and simultaneously entered into a new MRT reinsurance agreement with New Reinsurance Company Ltd ("NewRe") whereby it retrocedes 100% of the mortality risk assumed from the Company to NewRe.

   RLIC VI also entered into an XOL reinsurance agreement with the Company and Canada Life, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VI in an amount, subject to a cap, equal to the difference between the statutory reserves and the qualified reserves with respect to such business. The coinsurance treaty between the Company and RLIC VI, as well as the XOL reinsurance agreement between the Company, RLIC VI, and Canada Life were amended to reflect the MRT reinsurance agreement change.

   Under the XOL reinsurance agreement with Canada Life, Canada Life Michigan would pay claims up to the difference between full statutory reserves and qualified reserves, subject to a cap, if both the funds withheld account and RLIC VI's capital and surplus, as supported by settlements under the New Re MRT treaty, are exhausted to zero. Effective December 1, 2019, RLIC VI terminated this treaty with Canada Life Michigan and the Company and entered into a new XOL treaty in order to increase the size of the XOL coverage amount given the additional business assumed from the Company. Under the new XOL treaty, in general, Canada Life Barbados will pay claims up to the difference between
(i) full statutory reserves and (ii) the combination of the qualified reserves and economic reserves, subject to a cap, as supported as settlements under the New Re MRT treaty and the Hannover Re MRT treaty, if the term life and universal life funds withheld accounts and RLIC VI's capital and surplus are exhausted to zero.

   During 2019, 2018 and 2017, under the terms of the coinsurance treaty with RLIC VI, the Company recaptured term life insurance policies from RLIC VI where the level term period of the policies had expired. Reserves held on recaptured policies were $1.5, $2.4 and $0.2 at the beginning of the period of recapture for the years ended December 31, 2019, 2018 and 2017, respectively.

  RLIC VII

   The Company is a party to a coinsurance with funds withheld agreement with RLIC VII whereby it cedes certain term life insurance business to RLIC VII.
RLIC VII is also a party to a MRT reinsurance agreement with SCOR Global Life USA to retrocede 90% of the mortality risk on policies assumed from the Company.

   The Company is also a party to a XOL treaty with SCOR Global Life SE and RLIC VII. As per the XOL treaty, SCOR Global Life SE will pay claims up to the difference between full statutory reserves and qualified reserves, if both the funds withheld account and RLIC VII's capital and surplus, as supported by settlements under the MRT treaty, are exhausted.

   During 2017, under the terms of the coinsurance treaty with RLIC VII, the Company recaptured term life insurance policies from RLIC VII where the level term period of the policies had expired. Reserves ceded on recaptured policies were $2.6 at the beginning of the period of recapture.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  RLIC VIII

   The Company is a party to a coinsurance with funds withheld agreement with RLIC VIII to cede term life insurance business. RLIC VIII entered into a MRT reinsurance agreement with SCOR Global Life USA Reinsurance Company to retrocede 90% of the mortality risk on the reinsurance policies assumed from the Company.

   The Company also entered into an XOL reinsurance agreement with RLIC VIII and SCOR Global Life SE, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC VIII in an amount equal to the difference between the statutory reserves and the qualified reserves with respect to such business.

   During 2017, under the terms of the coinsurance agreement with RLIC VIII, the Company recaptured term life insurance policies from RLIC VIII where the level term period of the policies had expired. Reserves ceded on recaptured policies were $2.1 at the beginning of the period of recapture.

  RLIC IX

   The Company was a party to a coinsurance with funds withheld agreement to cede certain term life insurance business to RLIC IX. RLIC IX also entered into a MRT reinsurance agreement with Hannover Re (Ireland) Plc ("Hannover Ireland") to retrocede 100% of the mortality risk on the reinsured policies assumed from the Company to Hannover Ireland. Effective December 1, 2019, the Company recaptured all of the term life insurance business previously ceded to RLIC IX with such business having $737.3 in reserves as of November 30, 2019 and terminated the RLIC IX Coinsurance Treaty. As consideration for the recapture, RLIC IX paid the Company a net terminal payment of $0.9 in cash on December 12, 2019. The difference between the recaptured reserves of $737.3 and the terminal reserve adjustment recorded through commissions and expense allowances on reinsurance ceded of $225.3 was recorded as a statutory net loss of $512.0 for the Company in 2019. The term life insurance business recaptured from RLIC IX was subsequently ceded to RLIC VI in December 2019 as discussed above. Additionally, the MRT reinsurance agreement between RLIC IX and Hannover Ireland was recaptured and terminated effective December 1, 2019.

   Effective July 1, 2016, the Company entered into an XOL reinsurance agreement with Canada Life and RLIC IX. As per this XOL reinsurance agreement, Canada Life would pay claims up to the difference between full statutory reserves and qualified reserves subject to a cap, if both the funds withheld account and the RLIC IX capital and surplus, as supported by settlements under the MRT reinsurance agreement between the Company and Hannover Ireland, were exhausted. This agreement was terminated effective December 1, 2019.

   As of December 31, 2019, there was no remaining reinsurance in RLIC IX.

   Pursuant to the special tax sharing agreement discussed in Note 6 between the Company and RLIC IX, the Company was responsible for the U.S. federal income tax liabilities of RLIC IX (to the extent of its tax loss account established as part of its special tax sharing agreement with the Company). As a result of the special tax sharing agreement and the tax-free treatment, there was no impact on the Company's tax obligations with respect to federal income taxes of RLIC IX due to the reinsurance transactions discussed above.

  RLIC X

   The Company is a party to a coinsurance with funds withheld agreement with RLIC X whereby it cedes certain term life insurance business to RLIC X.

   The Company also entered into an XOL reinsurance agreement with RLIC X and Hannover, which was approved by the Virginia Bureau as a form of security otherwise acceptable to the Commissioner in order for the Company to take

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

reinsurance credit on its balance sheet for the amount of its reinsurance credits for reserves ceded to RLIC X in an amount subject to a cap, equal to the difference between the statutory reserves and the qualified reserves with respect to such business. Effective July 31, 2016, the Company terminated this XOL reinsurance agreement with Hannover and RLIC X for new business. The XOL reinsurance agreement remains in effect for policies issued on or prior to July 31, 2016.

   RLIC X entered into a MRT reinsurance agreement with GLIC to retrocede the mortality risk on the reinsured policies assumed from the Company to GLIC. This MRT reinsurance agreement excluded those policies which were originally written by GLIC. Effective December 1, 2017, RLIC X recaptured the MRT reinsurance agreement with GLIC and simultaneously entered into a new MRT reinsurance agreement with NewRe whereby it retrocedes 100% of the mortality risk assumed from the Company to NewRe. The coinsurance treaty between the Company and RLIC X, as well as the XOL between the Company, RLIC X, and Hannover were amended to reflect the MRT reinsurance agreement change.

   During 2019, under the terms of its coinsurance treaty with RLIC X, the Company recaptured term life insurance policies from RLIC X where the level term period of the policies had expired. Reserves held on recaptured policies were $0.6 at the beginning of the period of recapture.

  OTHER AFFILIATE REINSURANCE TRANSACTIONS

   Effective January 1, 2000, the Company ceded new term and universal life insurance business to GLIC. These agreements were terminated with respect to new business in 2001. Effective September 1, 2016, the Company recaptured most liabilities on the universal life insurance policies ceded to GLIC. Ceded reinsurance reserves to GLIC as of December 31, 2019 and 2018 were $852.0 and $1,073.2, respectively.

   Effective April 1, 2011, the Company amended and restated its existing universal life insurance treaty with GLIC to assume certain additional universal life insurance policies including total living coverage ("TLC") insurance policies from GLIC. Effective September 1, 2016, GLIC recaptured all of the liabilities of the TLC insurance policies ceded to the Company. Reserves assumed as of December 31, 2019 and 2018 were $1,407.8 and $1,333.1, respectively.

   Effective October 1, 2013, the Company entered into a Modco reinsurance agreement with GLIC to assume single premium deferred annuity business on a Modco basis. Effective July 1, 2017, GLIC recaptured this reinsurance agreement resulting in the recapture of $263.4 of modified coinsurance reserves and paid a recapture payment of $4.3 to the Company.

   Effective November 1, 2016, the Company amended and restated its existing LTC treaty with GLIC to cede the remaining LTC policies to GLIC. Reserves ceded as of December 31, 2019 and 2018 were $85.0 and $89.8, respectively.

   Effective April 1, 2017, the Company assumed certain term life insurance business from GLIC with an initial premium of $68.9 and paid a ceding commission of $48.6 to GLIC. For the net settlement, GLIC transferred bonds of $7.7, mortgage loans of $8.2 and cash of $4.4 to the Company. Reserves assumed as of December 31, 2019 and 2018 were $51.6 and $53.8, respectively.

   Effective April 1, 2017, the Company assumed certain universal life insurance business from GLIC with an initial premium of $101.0 and paid a ceding commission of $4.9 to GLIC. For the net settlement, GLIC transferred bonds of $79.8, mortgage loans of $14.4 and cash of $0.2 to the Company resulting in a loss of $1.7. Reserves assumed as of December 31, 2019 and 2018 were $127.1 and $124.4, respectively.

   Effective April 1, 2017, the Company assumed certain single premium whole life insurance business from GLIC with an initial premium of $134.6 and paid a ceding commission of $2.8 to GLIC. For the net settlement, GLIC transferred bonds of $89.8, mortgage loans of $26.1, policy loans of $14.9 and cash of $0.3 to the Company resulting in a loss of $0.7. Reserves assumed as of December 31, 2019 and 2018 were $110.9 and $119.7, respectively.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


  SIGNIFICANT EXTERNAL REINSURERS

   On April 15, 2004, the Company entered into two reinsurance agreements with Union Fidelity Life Insurance Company ("UFLIC") pursuant to which it ceded, effective as of January 1, 2004, substantially all its variable annuity block of business and its structured settlement block of business to UFLIC. Ceded general account reinsurance reserves to UFLIC for the variable annuity block of business as of December 31, 2019 and 2018 were $578.4 and $618.9, respectively, and Modco reserves established by the Company as of December 31, 2019 and 2018 for the separate accounts were $1,565.8 and $1,454.0, respectively. Ceded reinsurance reserves for the structured settlement block of business as of December 31, 2019 and 2018 were $5,192.5 and $5,329.5, respectively.

   Under a separate reinsurance agreement, the Company assumed a Medicare supplement block of business from UFLIC. The assumed reserves for this block of business as of December 31, 2019 and 2018 were $0.4 and $0.5, respectively. To secure the payment of its obligations to the Company under the reinsurance agreements governing the reinsurance transactions, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount to be held in certain claims paying accounts. A trustee administers the trust accounts and the Company is permitted to withdraw from the trust accounts amounts due to the Company pursuant to terms of the reinsurance agreements that are not otherwise paid by UFLIC. As of December 31, 2019, the amount of assets in the trust was $5,744.5.

   Effective December 1, 2013, immediately after recapturing a substantially similar block of business from Hannover, the Company entered into a new reinsurance agreement with Hannover to cede certain universal life and term life insurance business on coinsurance, Modco with funds withheld and yearly renewable term ("YRT") basis. As of December 31, 2019 and 2018, ceded Modco reserves were $752.9 and $752.8, respectively. Ceded yearly renewable term reserves were $152.7 and $154.4, respectively, and ceded coinsurance reserves were $1,430.7 and $1,370.4, respectively.

   Effective December 1, 2018, the Company amended an existing treaty with Hannover containing both term and universal life insurance contracts that are reinsured on a combined coinsurance/modified coinsurance ("Co/ Modco") basis and YRT basis. This amendment included the following:

  . Term life insurance conversions issued in 2001 through June 2006 previously reinsured on a 100% quota share YRT basis changed to a 100% quota share Co/Modco basis.

  . Term life insurance issued in 1996 through 2000 previously reinsured on a 25% quota share YRT basis was recaptured and added to an existing reinsurance agreement with the Canada Life as discussed further below.

  . Universal life insurance issued in 1980 through 1998 previously reinsured on a 100% quota share YRT basis via a separate reinsurance agreement with Hannover was recaptured and added to this treaty on a 100% quota share YRT basis.

  . Term universal life insurance issued in 2009 through 2014 previously reinsured on a 100% quota share YRT basis via a separate reinsurance agreement with Hannover was changed to 80% quota share and the 20% quota share was added to this treaty.

   The items above resulted in a net increase of $293.0 in ceded reserves and an initial gain of $94.3 of which $74.5, net of tax, was deferred. Effective December 1, 2018, the Company also executed several recaptures that were included as part of this amendment, collectively referred to as the "December 1, 2018 Hannover Amendment" in the discussion below. The net impact on ceded reserves of the December 1, 2018 Hannover Amendment was $141.3.

   Effective December 1, 2018, the Company also amended an existing treaty with Canada Life reinsuring a 75% quota share of certain term life insurance business on a YRT basis. As discussed above, the term life insurance issued in 1996 through 2000 previously reinsured to Hannover on a 25% quota share YRT basis was recaptured and added to this treaty, increasing the quota share to 100%. The amendment resulted in a net increase of $56.7 in ceded reserves and an initial gain of $27.7, of which $21.9, net of tax, was deferred.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Effective December 31, 2014, the Company entered into a reinsurance agreement with Hannover to cede certain term universal life insurance business on a yearly renewable term basis. Effective July 1, 2018, the Company recaptured certain universal life insurance contracts from Hannover under this reinsurance agreement and RGA Reinsurance Company, under a separate reinsurance agreement. As a result, the Company recaptured $105.1 of reserves and received a recapture fee of $0.4.

   Effective August 1, 2018, the Company amended an existing YRT treaty with Hannover to cede all term universal life insurance contracts that were included in the business recaptured on July 1, 2018, except those written by the Company's affiliate, GLICNY. Additionally, contracts included in the existing treaty prior to the amendment on an 80% quota share were increased to a 100% quota share under that amendment. That amendment resulted in $114.3 of initial premiums ceded to Hannover and $94.0 of ceded reserves. As discussed above, the Company further amended the Hannover treaty, reducing the quota share to 80% and added the recaptured 20% quota share to the December 1, 2018 Hannover Amendment. This resulted in a net decrease of $45.4 in ceded reserves (included in the net impact above for the December 1, 2018 Hannover Amendment).

   On December 28, 2017, the Company entered into a binding letter of intent ("LOI") with Hannover. The Company recognized $112.4 of ceded reserves for the LOI as of December 31, 2017. On March 21, 2018, the Company executed the YRT agreement with Hannover to cede certain universal life insurance business, effective December 31, 2017, in response to the LOI. This business was recaptured as part of the December 1, 2018 Hannover Amendment discussed above. The recapture resulted in a net decrease of $106.4 in ceded reserves (included in the net impact above for the December 1, 2018 Hannover Amendment).

   Effective January 1, 2016, the Company entered into a coinsurance agreement with Protective Life Insurance Company ("Protective Life") to cede certain term life insurance business. As of December 31, 2019 and 2018, ceded reserves were $1,800.8 and $2,010.4, respectively.

   Ceding Entities that Utilize Captive Reinsurers to Assume Reserves Subject to the XXX/AXXX Captive Framework

   As of December 31, 2019, the Company had one reinsurance agreement carried under the Term and Universal Life Insurance Reserve Financing Model Regulation, for which risks under covered policies have been ceded by the Company to RLIC
X. There were no RBC implications as there was no shortfall as of December 31, 2019.

(9)STATUTORY CAPITAL AND SURPLUS AND DIVIDEND RESTRICTION

   The NAIC utilizes RBC to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (1) asset risk, (2) insurance risk, (3) interest rate and equity market risk, and (4) business risk. The RBC formula is designed as an early warning tool for the states to identify potential undercapitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors the level of its RBC and it exceeded the minimum required levels as of and for the years ended December 31, 2019, 2018 and 2017. The RBC ratio of the Company was 877% and 845% as of December 31, 2019 and 2018, respectively.

   State insurance departments, which regulate insurance companies, recognize only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under law, and for determining whether its financial condition warrants payment of a dividend to its shareholder.

   The maximum amount of dividends that can be paid by the Company without prior approval of the Virginia Bureau is subject to restrictions. The maximum unrestricted dividend payout that may be made in 2020 is the greater of 10% of the Company's statutory capital and surplus as of December 31, 2019 or its net gain from operations for 2019, with such dividend payout not to exceed the Company's earned surplus. The Company has no capacity to make a dividend payment without prior approval in 2020.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


(10)SEPARATE ACCOUNTS

   The Company has separate account assets and liabilities related to closed blocks of variable universal life insurance, individual and group variable deferred annuities and modified guaranteed annuities. Separate account assets are carried at fair value and are offset by liabilities that represent the policyholders' equity in those assets. The Company earns mortality and expense risk fees from the separate accounts and may assess withdrawal charges in the event of early withdrawals. Separate account variable universal life insurance contracts include a GMDB and a secondary no-lapse guarantee, which keeps the policy in-force as long as minimum scheduled premiums are paid. Variable annuity contracts may include a GMDB, a guaranteed payout annuity floor (similar to a guaranteed minimum income benefit), a guaranteed minimum income benefit or guaranteed minimum withdrawal benefit or a combination thereof. These guarantees are backed by investments held in the general account. The separate account assets without guarantees represent variable life and annuity products with assets and liabilities valued at fair value. The Company bears no market or default risk for these assets.

   The total amounts paid from the general account to the separate account related to separate account guarantees for the preceding five years ended December 31, 2019, 2018, 2017, 2016 and 2015 were $30.9, $23.3, $25.3, $34.8 and $26.8, respectively. To compensate the general account for the risks taken, the separate accounts has paid risk charges of $31.1, $34.3, $41.2, $45.7 and $49.2, for the past five years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

   Assets supporting the Company's separate account product contracts of $5,691.8 and $5,451.1 as of December 31, 2019 and 2018, respectively, were considered legally insulated and not subject to claims of the general account.

   Information regarding the separate accounts of the Company as of and for the year ended December 31, 2019 was as follows:

                                                    NON-INDEXED
                                                     GUARANTEE   NON-INDEXED  NON-GUARANTEED
                                                    LESS THAN OR  GUARANTEE      SEPARATE
                                                    EQUAL TO 4%  MORE THAN 4%    ACCOUNTS     TOTAL
                                                    ------------ ------------ -------------- --------
Premiums, considerations or deposits for the year
  ended December 31, 2019..........................     $ --         $ --        $   27.6    $   27.6
                                                        ====         ====        ========    ========
Reserves as of December 31, 2019:
   For accounts with assets at:
       Fair value..................................     $9.2         $5.4        $5,653.9    $5,668.5
                                                        ----         ----        --------    --------
       Total reserves..............................     $9.2         $5.4        $5,653.9    $5,668.5
                                                        ====         ====        ========    ========
   By withdrawal characteristics:
       With fair value adjustment..................     $9.2         $5.4        $     --    $   14.6
       At fair value...............................       --           --         5,653.9     5,653.9
                                                        ----         ----        --------    --------
       Subtotal....................................      9.2          5.4         5,653.9     5,668.5
       Not subject to discretionary withdrawal.....       --           --              --          --
                                                        ----         ----        --------    --------
       Total.......................................     $9.2         $5.4        $5,653.9    $5,668.5
                                                        ====         ====        ========    ========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   Reconciliation of net transfers to (from) separate accounts for the year ended December 31, 2019 was as follows:

                                                                                                         2019
                                                                                                       -------
Transfers as reported in the Summary of Operations of the separate accounts statement:
   Transfers to separate accounts..................................................................... $  27.6
   Transfers from separate accounts...................................................................   721.1
                                                                                                       -------
       Net transfers to separate accounts, per the separate accounts annual statement.................  (693.5)
Reconciling adjustments:
   Transfer to separate accounts -- reinsured.........................................................   222.7
                                                                                                       -------
       Net transfers from separate accounts, per the Statutory Statement of Summary of Operations..... $(470.8)
                                                                                                       =======

   All assets, liabilities and surplus related to the separate accounts have been recorded in the financial statements.

(11)LEASES

   The Company has entered into various lease obligations for field offices throughout the country as well as an operating lease for office equipment. These obligations are part of the Company's normal business operations and are not material in the aggregate.

(12)FHLB FUNDING AGREEMENT

    (1)The Company is a member of the Federal Home Loan Bank of Atlanta ("FHLB Atlanta"). Through its membership, the Company has outstanding funding agreements with FHLB Atlanta, as of December 31, 2019, in the amount of $187.5, which related to total liabilities of $188.1. As of December 31, 2018, the Company had outstanding funding agreements with FHLB Atlanta in the amount of $212.5, which related to total liabilities of $213.2. The Company uses these funds for liquidity management and asset liability management in an investment spread strategy, consistent with its other investment spread programs. The Company records the funds under SSAP No. 52, consistent with its accounting for other deposit type contracts. It is not part of the Company's strategy to utilize these funds for operations, and any funds obtained from the FHLB Atlanta for use in general operations would be accounted for under SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2019 and 2018. The Company's borrowing capacity, including issuance of letters of credit, is subject to a broad regulatory restriction that limits an insurer from pledging more than 7.0% of its net admitted assets.

    (2)The tables below indicate the amount of FHLB Atlanta stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Atlanta as of December 31, 2019 and 2018:

       FHLB Capital Stock

       a. Aggregate Totals as of December 31, 2019 and 2018:

                                                                               2019
                                                                     -------------------------
                                                                              GENERAL SEPARATE
DESCRIPTION                                                           TOTAL   ACCOUNT ACCOUNTS
-----------                                                          -------- ------- --------
Membership stock -- Class A......................................... $     --  $  --    $ --
Membership stock -- Class B.........................................     23.0   23.0      --
Activity stock......................................................       --     --      --
Excess stock........................................................       --     --      --
                                                                     --------  -----    ----
Aggregate total..................................................... $   23.0  $23.0    $ --
                                                                     ========  =====    ====
Actual or estimated borrowing capacity as determined by the insurer. $1,000.0    XXX     XXX

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


                                                                       2018
                                                             -------------------------
                                                                      GENERAL SEPARATE
DESCRIPTION                                                   TOTAL   ACCOUNT ACCOUNTS
-----------                                                  -------- ------- --------
Membership stock -- Class A................................. $     --  $  --    $ --
Membership stock -- Class B.................................     24.0   24.0      --
Activity stock..............................................       --     --      --
Excess stock................................................       --     --      --
                                                             --------  -----    ----
Aggregate total............................................. $   24.0  $24.0    $ --
                                                             ========  =====    ====
Actual or estimated borrowing capacity as determined by the
  insurer................................................... $1,000.0    XXX     XXX

       b. Membership stock (Class A and B) eligible for redemption

                                                     6 MONTHS
                               NOT ELIGIBLE   LESS   TO LESS  1 TO LESS
                                   FOR        THAN     THAN     THAN    3 TO 5
  MEMBERSHIP STOCK  2019 TOTAL  REDEMPTION  6 MONTHS  1 YEAR   3 YEARS  YEARS
  ----------------  ---------- ------------ -------- -------- --------- ------
      Class A......   $  --        $--        $--      $--       $--    $  --
      Class B......    23.0         --         --       --        --     23.0

    (3)Collateral Pledged to FHLB

       a. Amount pledged as of December 31, 2019 and 2018:

                                                                      FAIR   CARRYING AGGREGATE TOTAL
                                                                      VALUE   VALUE      BORROWING
                                                                      ------ -------- ---------------
1. Current year total general and separate accounts total collateral
  pledged (Lines 2+3)................................................ $259.9  $220.0      $187.5
2. Current year general account total collateral pledged.............  259.9   220.0       187.5
3. Current year separate accounts total collateral pledged...........     --      --          --
                                                                      ------  ------      ------
4. Prior year-end total general and separate accounts total
  collateral pledged................................................. $285.4  $248.9      $212.5

       b. Maximum amount pledged during reporting period ending December 31, 2019 and 2018:

                                                                             AMOUNT BORROWED AT
                                                             FAIR   CARRYING  TIME OF MAXIMUM
                                                             VALUE   VALUE       COLLATERAL
                                                             ------ -------- ------------------
1. Current year total general and separate accounts maximum
  collateral pledged (Lines 2+3)............................ $346.3  $295.1        $212.5
2. Current year general account maximum collateral
  pledged...................................................  346.3   295.1         212.5
3. Current year separate accounts maximum collateral
  pledged...................................................     --      --            --
                                                             ------  ------        ------
4. Prior year-end total general and separate accounts
  maximum collateral pledged................................ $285.4  $248.9        $212.5

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


    (4)Borrowing from FHLB

       a. Amount as of December 31, 2019 and 2018:

                                                   2019
        -                           -----------------------------------
                                                              FUNDING
                                                            AGREEMENTS
                                           GENERAL SEPARATE  RESERVES
        DESCRIPTION                 TOTAL  ACCOUNT ACCOUNTS ESTABLISHED
        -----------                 ------ ------- -------- -----------
        1. Debt.................... $   -- $   --    $--         XXX
        2. Funding agreements......  187.5  187.5     --      $188.1
        3. Other...................     --     --     --         XXX
                                    ------ ------    ---      ------
        4. Aggregate total (1+2+3). $187.5 $187.5    $--      $188.1
                                    ====== ======    ===      ======

                                                   2018
                                    -----------------------------------
                                                              FUNDING
                                                            AGREEMENTS
                                           GENERAL SEPARATE  RESERVES
        DESCRIPTION                 TOTAL  ACCOUNT ACCOUNTS ESTABLISHED
        -----------                 ------ ------- -------- -----------
        1. Debt.................... $   -- $   --    $--         XXX
        2. Funding agreements......  212.5  212.5     --      $213.2
        3. Other...................     --     --     --         XXX
                                    ------ ------    ---      ------
        4. Aggregate total (1+2+3). $212.5 $212.5    $--      $213.2
                                    ====== ======    ===      ======

       b. Maximum amount during reporting period ending December 31, 2019:

                                                    GENERAL SEPARATE
           DESCRIPTION                       TOTAL  ACCOUNT ACCOUNTS
           -----------                       ------ ------- --------
           1. Debt.......................... $   -- $   --    $--
           2. Funding agreements............  252.5  252.5     --
           3. Other.........................     --     --     --
                                             ------ ------    ---
           4. Aggregate total (Lines 1+2+3). $252.5 $252.5    $--
                                             ====== ======    ===

       c. FHLB -- prepayment obligations

                                       DOES THE COMPANY HAVE
                                  PREPAYMENT OBLIGATIONS UNDER THE
              DESCRIPTION         FOLLOWING ARRANGEMENTS (YES/NO)?
              -----------         --------------------------------
              Debt...............                No
              Funding agreements.                No
              Other..............                No

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


(13)FAIR VALUE OF FINANCIAL INSTRUMENTS

   The following tables set forth the Company's assets and liabilities that were reported at fair value as of December 31, 2019 and 2018:

                                                        2019
                                     -------------------------------------------
                                                              NET ASSET
                                                                VALUE
                                     LEVEL 1  LEVEL 2 LEVEL 3   (NAV)    TOTAL
                                     -------- ------- ------- --------- --------
Assets
   Common stock:
       Industrial and
         miscellaneous.............. $     --  $  --  $ 23.0     $--    $   23.0
                                     --------  -----  ------     ---    --------
          Total common
            stock...................       --     --    23.0      --        23.0
                                     --------  -----  ------     ---    --------
   Cash equivalents:
       Money market
         mutual funds...............    222.5     --      --      --       222.5
                                     --------  -----  ------     ---    --------
          Total cash
            equivalents.............    222.5     --      --      --       222.5
                                     --------  -----  ------     ---    --------
   Derivative assets:
       Equity index
         options....................       --     --    80.7      --        80.7
                                     --------  -----  ------     ---    --------
          Total
            derivative
            assets..................       --     --    80.7      --        80.7
                                     --------  -----  ------     ---    --------
   Separate account
     assets.........................  5,658.4   24.2     1.1      --     5,683.7
                                     --------  -----  ------     ---    --------
              Total
                assets.............. $5,880.9  $24.2  $104.8     $--    $6,009.9
                                     ========  =====  ======     ===    ========

                                                        2018
                                     -------------------------------------------
                                                              NET ASSET
                                                                VALUE
                                     LEVEL 1  LEVEL 2 LEVEL 3   (NAV)    TOTAL
                                     -------- ------- ------- --------- --------
Assets
   Bonds:
       Commercial
         mortgage-backed............ $     --  $ 0.2   $  --     $--    $    0.2
                                     --------  -----   -----     ---    --------
          Total bonds...............       --    0.2      --      --         0.2
                                     --------  -----   -----     ---    --------
   Common stock:
       Industrial and
         miscellaneous..............       --     --    24.0      --        24.0
                                     --------  -----   -----     ---    --------
          Total common
            stock...................       --     --    24.0      --        24.0
                                     --------  -----   -----     ---    --------
   Cash equivalents:
       Money market
         mutual funds...............    354.6     --      --      --       354.6
                                     --------  -----   -----     ---    --------
          Total cash
            equivalents.............    354.6     --      --      --       354.6
                                     --------  -----   -----     ---    --------
   Derivative assets:
       Equity index
         options....................       --     --    39.0      --        39.0
                                     --------  -----   -----     ---    --------
          Total
            derivative
            assets..................       --     --    39.0      --        39.0
                                     --------  -----   -----     ---    --------
   Separate account
     assets.........................  5,417.5   22.8     1.9      --     5,442.2
                                     --------  -----   -----     ---    --------
              Total
                assets.............. $5,772.1  $23.0   $64.9     $--    $5,860.0
                                     ========  =====   =====     ===    ========

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following tables present additional information about assets and liabilities measured at fair value for which the Company has utilized significant unobservable (Level 3) inputs to determine fair value as of December 31, 2019, 2018 and 2017:

                                                                            2019
                          -------------------------------------------------------------------------------------------
                                                           TOTAL
                                                         GAINS AND
                          BEGINNING                      (LOSSES)    TOTAL
                           BALANCE                       INCLUDED  GAINS AND
                            AS OF    TRANSFERS TRANSFERS  IN NET    (LOSSES)
                          JANUARY 1,   IN TO    OUT OF    INCOME    INCLUDED
INVESTMENTS                  2019     LEVEL 3   LEVEL 3   (LOSS)   IN SURPLUS PURCHASES ISSUANCES  SALES  SETTLEMENTS
-----------               ---------- --------- --------- --------- ---------- --------- --------- ------  -----------
Common stock.............   $24.0       $--       $--      $  --     $  --      $ 2.1      $--    $ (3.1)    $  --
Separate account assets..     1.9        --        --         --      (0.5)        --       --        --      (0.3)
Derivative assets........    39.0        --        --       (5.3)     48.3       62.6       --     (63.9)       --
                            -----       ---       ---      -----     -----      -----      ---    ------     -----
   Total assets..........   $64.9       $--       $--      $(5.3)    $47.8      $64.7      $--    $(67.0)    $(0.3)
                            =====       ===       ===      =====     =====      =====      ===    ======     =====

                          -------------


                             ENDING
                            BALANCE
                             AS OF
                          DECEMBER 31,
INVESTMENTS                   2019
-----------               ------------
Common stock.............    $ 23.0
Separate account assets..       1.1
Derivative assets........      80.7
                             ------
   Total assets..........    $104.8
                             ======

                                                                            2018
                          -------------------------------------------------------------------------------------------
                                                           TOTAL
                                                         GAINS AND
                          BEGINNING                      (LOSSES)    TOTAL
                           BALANCE                       INCLUDED  GAINS AND
                            AS OF    TRANSFERS TRANSFERS  IN NET    (LOSSES)
                          JANUARY 1,   IN TO    OUT OF    INCOME    INCLUDED
INVESTMENTS                  2018     LEVEL 3   LEVEL 3   (LOSS)   IN SURPLUS PURCHASES ISSUANCES  SALES  SETTLEMENTS
-----------               ---------- --------- --------- --------- ---------- --------- --------- ------  -----------
Common stock.............   $16.1       $--       $--      $  --     $   --     $ 8.5      $--    $ (0.6)    $  --
Separate account assets..     3.2        --        --         --       (0.1)       --       --        --      (1.2)
Derivative assets........    79.6        --        --       16.2      (50.7)     74.8       --     (80.9)       --
                            -----       ---       ---      -----     ------     -----      ---    ------     -----
   Total assets..........   $98.9       $--       $--      $16.2     $(50.8)    $83.3      $--    $(81.5)    $(1.2)
                            =====       ===       ===      =====     ======     =====      ===    ======     =====

                          -------------


                             ENDING
                            BALANCE
                             AS OF
                          DECEMBER 31,
INVESTMENTS                   2018
-----------               ------------
Common stock.............    $24.0
Separate account assets..      1.9
Derivative assets........     39.0
                             -----
   Total assets..........    $64.9
                             =====

                                                                            2017
                          --------------------------------------------------------------------------------------------
                                                           TOTAL
                                                         GAINS AND
                          BEGINNING                      (LOSSES)    TOTAL
                           BALANCE                       INCLUDED  GAINS AND
                            AS OF    TRANSFERS TRANSFERS  IN NET    (LOSSES)
                          JANUARY 1,   IN TO    OUT OF    INCOME    INCLUDED
INVESTMENTS                  2017     LEVEL 3   LEVEL 3   (LOSS)   IN SURPLUS PURCHASES ISSUANCES  SALES   SETTLEMENTS
-----------               ---------- --------- --------- --------- ---------- --------- --------- -------  -----------
Common stock.............   $15.0       $--       $--      $  --      $ --      $ 1.1      $--    $    --     $  --
Separate account assets..     5.0        --        --         --        --         --       --         --      (1.8)
Derivative assets........    72.0        --        --       49.6       7.8       72.0       --     (121.8)       --
                            -----       ---       ---      -----      ----      -----      ---    -------     -----
   Total assets..........   $92.0       $--       $--      $49.6      $7.8      $73.1      $--    $(121.8)    $(1.8)
                            =====       ===       ===      =====      ====      =====      ===    =======     =====

                          -------------


                             ENDING
                            BALANCE
                             AS OF
                          DECEMBER 31,
INVESTMENTS                   2017
-----------               ------------
Common stock.............    $16.1
Separate account assets..      3.2
Derivative assets........     79.6
                             -----
   Total assets..........    $98.9
                             =====

   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net income (loss) or change in net unrealized capital gains (losses) based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and settlements of investments.

   There were no gains or losses for the period included in net income (loss) attributable to unrealized gains (losses) related to assets still held as of the reporting date.

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


   The following tables set forth the Company's financial instruments' fair value, admitted amounts and level of fair value amounts as of December 31, 2019 and 2018:

                                                           2019
-                         ----------------------------------------------------------------------
                                                                                         NOT
                                                                           NET ASSET PRACTICABLE
                          AGGREGATE  ADMITTED                                VALUE    (CARRYING
FINANCIAL INSTRUMENTS     FAIR VALUE  ASSETS   LEVEL 1   LEVEL 2  LEVEL 3    (NAV)     VALUE)
---------------------     ---------- --------- -------- --------- -------- --------- -----------
Bonds.................... $12,782.2  $11,455.4 $     -- $11,604.2 $1,178.0    $--        $--
Preferred and common
  stocks-nonaffiliates...      63.4       62.0     13.7      25.7     24.0     --         --
Separate account assets..   5,683.7    5,683.7  5,658.4      24.2      1.1     --         --
Mortgage loans...........   1,873.2    1,812.3       --        --  1,873.2     --         --
Short-term investments...       2.0        2.0       --       2.0       --     --         --
Cash equivalents.........     273.5      273.5    273.5        --       --     --         --
Other invested assets....      70.7       56.7       --      70.7       --     --         --
Securities lending
  reinvested collateral..      17.7       17.7       --      17.7       --     --         --
Derivative assets........      81.5       80.7       --       0.8     80.7     --         --
Derivative liabilities...        --                  --        --       --     --         --

                                                           2018
-                         ----------------------------------------------------------------------
                                                                                         NOT
                                                                           NET ASSET PRACTICABLE
                          AGGREGATE  ADMITTED                                VALUE    (CARRYING
FINANCIAL INSTRUMENTS     FAIR VALUE  ASSETS   LEVEL 1   LEVEL 2  LEVEL 3    (NAV)     VALUE)
---------------------     ---------- --------- -------- --------- -------- --------- -----------
Bonds.................... $11,539.4  $11,329.0 $     -- $10,410.0 $1,129.4    $--        $--
Preferred and common
  stocks-nonaffiliates...      68.9       70.5     19.0      25.0     24.9     --         --
Separate account assets..   5,442.3    5,442.3  5,417.5      22.9      1.9     --         --
Mortgage loans...........   1,874.1    1,867.2       --        --  1,874.1     --         --
Short-term investments...       2.0        2.0       --       2.0       --     --         --
Cash equivalents.........     383.6      383.6    383.6        --       --     --         --
Other invested assets....      63.5       56.3       --      63.5       --     --         --
Securities lending
  reinvested collateral..      24.0       24.0       --      24.0       --     --         --
Derivative assets........      40.2       39.7       --       1.2     39.0     --         --
Derivative liabilities...        --         --       --        --       --     --         --

   The carrying value of contract loans, payables and receivables that are financial instruments approximate fair value as of December 31, 2019 and 2018, and therefore are not presented in the tables above. There were no financial instruments for which it was not practicable to estimate fair value.

(14)RETAINED ASSETS

   The Company provides a claim form to the beneficiary to choose among various disbursement options which include a payment by check, annuity stream or retained asset account, which the Company refers to as a Secure Access Account. Since April 2011, the Company has required the beneficiary to make a positive election of a retained asset account in order to credit death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account (except in Vermont, whose residents are not eligible for retained asset accounts). Prior to April 2011, in nine states, the Company credited death benefit proceeds from a life insurance policy or an annuity contract to a retained asset account only if the beneficiary affirmatively selected a retained asset account. In all other states (except Vermont, whose residents are not

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

eligible for retained asset accounts) prior to April 2011, the Company credited death benefit proceeds to a retained asset account if the beneficiary affirmatively selected a retained asset account or if the beneficiary failed to select any disbursement options on the claim form.

   Depending upon the terms of the underlying insurance policy, which could require a higher interest rate than the credited interest rate, the Company's credited interest rates for retained asset accounts were 1.0% and 0.2% during the years ended December 31, 2019 and 2018, respectively. During the year ended December 31, 2017, the Company's credited interest rates for retained asset accounts ranged from 0.1% to 0.2%. The Company discloses the relevant details about its retained asset program, including disclosure of the fact that accounts are not Federal Deposit Insurance Corporation insured, in the information provided to the beneficiary with the claim form and in the supplemental contract issued when a retained asset account is established. The account balance and credited interest are fully backed by the claims-paying ability of the issuing insurance company. The Company's Secure Access program is fully compliant with guidance on retained asset account programs issued in 1995 by the NAIC, and the NAIC's sample bulletin on retained asset accounts issued in December 2010.

   The following table sets forth the number and balance of retained asset accounts in force as of December 31, 2019 and 2018:

                                                   IN FORCE
                                       ---------------------------------
                                             2019             2018
                                       ---------------- ----------------
                                       NUMBER OF        NUMBER OF
                                       POLICIES  AMOUNT POLICIES  AMOUNT
                                       --------- ------ --------- ------
        Up to and including 12 months.     135   $ 24.1     190   $ 31.2
        13 to 24 months...............     161     21.2     159     25.4
        25 to 36 months...............     142     19.5     170     19.7
        37 to 48 months...............     137     17.1     296     33.7
        49 to 60 months...............     274     32.0     377     38.5
        Over 60 months................   4,126    238.1   4,120    222.3
                                         -----   ------   -----   ------
           Total......................   4,975   $352.0   5,312   $370.8
                                         =====   ======   =====   ======

   The following table presents additional information regarding the changes in the number and balance of the retained asset accounts related to individual contracts for the years ended December 31, 2019, 2018 and 2017. There were no group contracts in 2019, 2018 and 2017.

                                2019              2018              2017
                          ----------------  ----------------  ----------------
                          NUMBER OF         NUMBER OF         NUMBER OF
                          POLICIES  AMOUNT  POLICIES  AMOUNT  POLICIES  AMOUNT
                          --------- ------  --------- ------  --------- ------
Retained assets accounts
  as of the beginning of
  the year...............   5,312   $370.8    5,616   $390.9    5,927   $409.6
Retained asset accounts
  issued/ added during
  the year...............     158     43.6      220     46.5      204     48.1
Investment earnings
  credited to retained
  asset accounts during
  the year...............      --      9.2       --      9.7       --     10.2
Fees and other charges
  assessed to retained
  asset accounts during
  the year...............      --       --       --       --       --       --
Retained asset accounts
  transferred to state
  unclaimed property
  funds during the year..     (26)    (0.2)     (19)    (0.2)     (13)      --
Retained asset accounts
  closed/ withdrawn
  during the year........    (469)   (71.4)    (505)   (76.1)    (502)   (77.0)
                            -----   ------    -----   ------    -----   ------
Retained asset accounts
  at the end of the year.   4,975   $352.0    5,312   $370.8    5,616   $390.9
                            =====   ======    =====   ======    =====   ======

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)


(15)RISK SHARING PROVISIONS OF THE AFFORDABLE CARE ACT

   The Company does not write accident and health insurance policies subject to the affordable care act risk sharing provisions. Although the Company holds several accident and health policies in-force, these policies are not subject to the affordable care act sharing provisions.

(16)INVESTMENTS IN SCA ENTITIES

   The Company has two controlling investments in the common stock and one controlling investment in the preferred stock of noninsurance subsidiaries as of December 31, 2019 and 2018:

                                                                                                     NAIC REJECT
                                                                                                       ENTITY'S
                                                                                                      VALUATION
                                                                          NAIC     2019      2018      METHOD,
DESCRIPTION OF SCA                                     DATE OF  TYPE OF RESPONSE   NAIC      NAIC    RESUBMISSION
INVESTMENT (EXCLUDING     GROSS  NONADMITTED ADMITTED FILING TO  NAIC   RECEIVED VALUATION VALUATION   REQUIRED
8.B.I ENTITIES)           AMOUNT   AMOUNT     AMOUNT    NAIC    FILING  (YES/NO)  AMOUNT    AMOUNT     (YES/NO)
---------------           ------ ----------- -------- --------- ------- -------- --------- --------- ------------
ASI (VA)*................ $  --     $ --      $  --    9/6/2017  Sub-1    yes      $  --     $ --         no
Newco (VA)...............  41.0       --       41.0    6/5/2019  Sub-2    yes       39.2     37.2         no
Genworth Financial Agency   0.5      0.5         --   12/5/2017  Sub-1    yes         --      --          no
                          -----     ----      -----                                -----     -----
Aggregate Total.......... $41.5     $0.5      $41.0                                $39.2     $37.2
                          =====     ====      =====                                =====     =====

--------
*  ASI (VA) rounds to zero.

(17)SUBSEQUENT EVENTS

   On April 6, 2020, the Company was named as a defendant in a putative class action lawsuit filed in the United States District Court for the Eastern District of Virginia, captioned Brighton Trustees, LLC, on behalf of and as trustee for Diamond LS Trust; and Bank of Utah, solely as securities intermediary for Diamond LS Trust; on behalf of themselves v. Genworth Life and Annuity Insurance Company. Plaintiff seeks to represent life insurance policyholders, alleging that the Company subjected policyholders to an unlawful and excessive COI increase. Plaintiff also alleges that the COI increase was not applied uniformly to policyholders, and that the Company improperly refused to provide reports on illustrative future death benefits and policy values to policyholders. The Complaint asserts claims for Breach of Contract and Injunctive Relief, and seeks damages in excess of $5.0, restitution, reinstatement of lapsed and/or surrendered policies, and equitable relief. The Company intends to vigorously defend this action.

   The Company is exposed to potential risks associated with the recent outbreak of the coronavirus pandemic. Subsequent to December 31, 2019, the coronavirus pandemic has disrupted the global economy and financial markets; business operations; and consumer behavior and confidence. As a result, the Company could experience significant declines in asset valuations and potential material asset impairments, as well as unexpected changes in persistency rates, as policyholders and contractholders who are affected by the pandemic may not be able to meet their contractual obligations, such as premium payments on their insurance policies. The pandemic has decreased historic low interest rates even further and could also significantly increase the Company's mortality and morbidity experience above the assumptions it used in pricing its insurance and investment products, all of which could result in higher reserve charges and an adverse impact to the Company's financial results. The coronavirus pandemic could also disrupt medical and financial services and has resulted in Genworth practicing social distancing with its employees through office closures, all of which could disrupt the Company's normal business operations. While the impact of the developing coronavirus pandemic is very difficult to predict, the related outcomes and impact on the Company will depend on the length of the pandemic and shape of the economic recovery. The Company is continuing to monitor pandemic developments and the potential financial impacts on its business. However,

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                 Years Ended December 31, 2019, 2018 and 2017
                         (Dollar amounts in millions)

given the specific risks to its business, it is possible the pandemic will have a material adverse impact on the Company, including a material adverse effect on its financial condition and results of operations.

   On March 27, 2020, President Trump signed into law the Coronavirus Aid, Relief, and Economic Security ("CARES") Act. The purpose of the CARES Act is to provide emergency assistance and health care response for individuals, families, and businesses affected by the 2020 coronavirus pandemic. The CARES Act builds on and clarifies a number of changes in corporate tax law implemented by the TCJA. Among the changes, the CARES Act modified the rules related to net operating losses to provide that the net operating losses generated in 2018, 2019 and 2020 may be carried back to each of the five taxable years preceding the taxable year of such loss. As result, if the Company experiences a taxable loss in 2020, it is possible that this change in tax law could result in a benefit in excess of the currently enacted tax rate of 21% to the extent the loss is carried to a pre-2018 tax year.

   Effective March 12, 2020, Rivermont was dissolved and returned contributed surplus to the Company in the amounts of $1.5 and $0.1 in cash on March 30, 2020 and April 13, 2020, respectively.

   On February 19, 2020, the special tax sharing agreement with Rivermont discussed in Note 6 was terminated.

   On February 12, 2020, Rivermont returned contributed surplus to the Company in the amount of $198.0, which consisted of $15.4 in cash, securities with a book value of $180.9 and accrued interest of $1.7.

   There were no other material events that occurred subsequent to December 31, 2019. Subsequent events have been considered through April 21, 2020, the date the statutory financial statements were issued.